                                                                   EXHIBIT 10.13


                          CONTRACT OF SALE\CONTRIBUTION


                                      AMONG


          JPI-CG MEZZ LLC, JPI-MC MEZZ LLC, JPI GENPAR REALTY LLC AND
                          JPI INVESTMENT COMPANY, L.P.


                                   AS SELLERS,





                                       AND





                   EDUCATION REALTY OPERATING PARTNERSHIP, LP,


                                    AS BUYER

                                TABLE OF CONTENTS


ARTICLE 1 PURCHASE PRICE AND EARNEST MONEY .........................................................       9


         Section 1.1 Agreement to Sell and Purchase ................................................       9


         Section 1.2 Purchase Price ................................................................       9


         Section 1.3 Earnest Money .................................................................      12


ARTICLE 2 TITLE INSURANCE, OTHER INFORMATION, AND SURVEY ...........................................      13


         Section 2.1 Title Insurance ...............................................................      13


         Section 2.2 Other Information .............................................................      14


         Section 2.3 Survey ........................................................................      16


         Section 2.4 Other Property ................................................................      16


ARTICLE 3 TITLE REVIEW AND DUE DILIGENCE ...........................................................      16


         Section 3.1 Title Review ..................................................................      16


         Section 3.2 Due Diligence Period ..........................................................      17


ARTICLE 4 SELLERS' REPRESENTATIONS, WARRANTIES, AND COVENANTS ......................................      18


         Section 4.1 Each Sellers' Representations and Warranties ..................................      18


         Section 4.2 Several Liability; Survival of Representations and Warranties .................      28


         Section 4.3 Knowledge Standard ............................................................      29


         Section 4.4 Sellers' Covenants ............................................................      29


ARTICLE 5 BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS ........................................      31


         Section 5.1 Buyer's Representations and Warranties ........................................      31


         Section 5.2 Buyer's Covenants .............................................................      33


         Section 5.3 Investment Representation .....................................................      34


ARTICLE 6 CLOSING AND PRORATIONS ...................................................................      35


         Section 6.1 Closing Date ..................................................................      35


         Section 6.2 Closing Matters ...............................................................      35


                                     Page i

         Section 6.3 Prorations ....................................................................      39


         Section 6.4 Closing Costs .................................................................      40


         Section 6.5 Partnership Matters ...........................................................      41


         Section 6.6 Assumption and Release ........................................................      42


         Section 6.7 Release Approval ..............................................................      42


         Section 6.8 Seller's and Buyer's Joint Covenants Regarding Taxation of Cash/Unit
                     Purchase .......................................................................     42


ARTICLE 7 DEFAULTS AND REMEDIES ....................................................................      44


         Section 7.1 Material Breach of Sellers' Representations and Warranties Prior to
                     Closing .......................................................................      44


         Section 7.2 Buyer's Remedies ..............................................................      45


         Section 7.3 Sellers' Remedies .............................................................      47


ARTICLE 8 CASUALTY AND CONDEMNATION ................................................................      47


         Section 8.1 Risk of Loss and Notice .......................................................      47


         Section 8.2 Minor Casualty ................................................................      47


         Section 8.3 Major Casualty and Condemnation ...............................................      48


ARTICLE 9 MISCELLANEOUS ............................................................................      49


         Section 9.1 Notices .......................................................................      49


         Section 9.2 Performance ...................................................................      51


         Section 9.3 Binding Effect ................................................................      51


         Section 9.4 Entire Agreement ..............................................................      51


         Section 9.5 Assignment ....................................................................      51


         Section 9.6 Commissions ...................................................................      52


         Section 9.7 Headings ......................................................................      52


         Section 9.8 Holidays, Etc. .................................................................     52


         Section 9.9 Legal Fees ....................................................................      52




                                     Page ii

         Section 9.10  Governing Law ...............................................................      52


         Section 9.11  Severability ................................................................      52


         Section 9.12  Disclaimers, Waivers, and Releases ..........................................      53


         Section 9.13  Rule of Construction ........................................................      56


         Section 9.14  Effective Date ..............................................................      56


         Section 9.15  Independent Contract Consideration ..........................................      56


         Section 9.16  Counterparts and Facsimile Signatures .......................................      57


         Section 9.17  No Recording ................................................................      57


         Section 9.18  Further Acts ................................................................      57


         Section 9.19  Waiver of Jury Trial ........................................................      57


         Section 9.20  Exchange ....................................................................      59


         Section 9.21  Related Property ............................................................      59


         Section 9.22  Confidentiality .............................................................      60



EXHIBIT A-1  Legal Description of the Real Property Located in Leon County, Florida

EXHIBIT A-2  Legal Description of the Real Property Located in Kalamazoo County, Michigan

EXHIBIT A-3  Legal Description of the Real Property Located in Centre County, Pennsylvania

EXHIBIT A-4  Legal Description of the Real Property Located in Payne County, Oklahoma

EXHIBIT A-5  Legal Description of the Real Property Located in Leon County, Florida

EXHIBIT A-6  Legal Description of the Real Property Located in Hillsborough County, Florida

EXHIBIT A-7  Legal Description of the Real Property Located in Orange County, Florida

EXHIBIT A-8  Legal Description of the Real Property Located in Lubbock County, Texas

EXHIBIT A-9  Legal Description of the Real Property Located in Franklin County, Ohio

EXHIBIT A-10 Legal Description of the Real Property Located in Knox County, Tennessee

EXHIBIT B    List of Approved Service Contracts


                                    Page iii


EXHIBIT C    List of Personal Property

EXHIBIT D    Intentionally Omitted

EXHIBIT E    Pro Rata Cash Allocation

EXHIBIT F    Reports

EXHIBIT G    List of Delivered Loan Documents

EXHIBIT H    List of Delivered Surveys

EXHIBIT I    Other Contracts for Development

EXHIBIT J    Deed Restrictions

EXHIBIT K    Litigation

EXHIBIT L    Notices from Governmental Authorities

EXHIBIT M    Buyer's Partnership Agreement

EXHIBIT N    Knowledge Individuals

EXHIBIT O    Agreement Regarding Contributed Properties

EXHIBIT P    Liquidity Loan Documents

EXHIBIT Q    Assignment of Interests

EXHIBIT R    Assignment of Partnership Interests

EXHIBIT S    Non-Exclusive Service Mark License Agreement

EXHIBIT T    Legal Opinion

EXHIBIT U    Intentionally Omitted

EXHIBIT V    Warrant Agreement

EXHIBIT W    Registration Rights Agreement



                                     Page iv

                          CONTRACT OF SALE\CONTRIBUTION


This Contract of Sale\Contribution (this CONTRACT) is among JPI-CG MEZZ LLC, a Delaware limited liability company (JPI-CG), JPI-MC MEZZ LLC, a Delaware limited liability company (JPI-MC), JPI GENPAR REALTY LLC, a Delaware limited liability company (GENPAR), and JPI INVESTMENT COMPANY, L.P., a Texas limited partnership (JPIIC, which, together with JPI-CG, JPI-MC and Genpar are hereinafter collectively referred to as the SELLER), and EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (BUYER).

                                   BACKGROUND

A. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG TALLAHASSEE STOCK) of JC-Tallahassee, Inc., a Delaware corporation (TALLAHASSEE, INC.); (ii) 99% of the membership interests (the JPI-CG TALLAHASSEE MEMBERSHIP INTEREST) of JC-Tallahassee LLC, a Delaware limited liability company (TALLAHASSEE LLC) and Tallahassee, Inc., owns the remaining membership interest in Tallahassee LLC; and (iii) a 99% partnership interest in (the JPI-CG TALLAHASSEE LP INTEREST) and is the sole limited partner of Jefferson Commons - Tallahassee Limited Partnership, a Delaware limited partnership (TALLAHASSEE, L.P.) and Tallahassee LLC owns the 1% general partnership interest in Tallahassee, L.P.

B. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG LUBBOCK STOCK) of JC-Lubbock, Inc., a Delaware corporation (LUBBOCK, INC.); (ii) 99% of the membership interests (the JPI-CG LUBBOCK MEMBERSHIP INTEREST) of JC-Lubbock LLC, a Delaware limited liability company (LUBBOCK LLC) and Lubbock, Inc., owns the remaining membership interest in Lubbock LLC; and (iii) a 99% partnership interest in (the JPI-CG LUBBOCK LP INTEREST) and is the sole limited partner of Jefferson Commons - Lubbock, L.P., a Delaware limited partnership (LUBBOCK, L.P.) and Lubbock LLC owns the 1% general partnership interest in Lubbock, L.P.

C. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG COLUMBUS STOCK) of JC-Columbus, Inc., a Delaware corporation (COLUMBUS, INC.); (ii) 99% of the membership interests (the JPI-CG COLUMBUS MEMBERSHIP INTEREST) of JC-Columbus LLC, a Delaware limited liability company (COLUMBUS LLC) and Columbus, Inc., owns the remaining membership interest in Columbus LLC; and (iii) a 99% partnership interest in (the JPI-CG COLUMBUS LP INTEREST) and is the sole limited partner of Jefferson Commons - Columbus, L.P., a Delaware limited partnership (COLUMBUS, L.P.) and Columbus LLC owns the 1% general partnership interest in Columbus, L.P.

D. JPI-CG also owns (i) 100% of the outstanding and issued stock (the JPI-CG WESTERN MICHIGAN STOCK, which, together with the JPI-CG Tallahassee Stock, the JPI-CG Lubbock Stock and the JPI-CG Columbus Stock is hereinafter collectively referred to as the JPI-CG STOCK) of JC-Western Michigan, Inc., a Delaware corporation (WESTERN MICHIGAN, INC.); (ii) 99% of the membership interests (the JPI-CG WESTERN MICHIGAN MEMBERSHIP INTEREST, which, together with the JPI-CG Tallahassee Membership Interest, the JPI-CG Lubbock Membership Interest and the JPI-CG Columbus Membership Interest is hereinafter collectively referred to as the JPI-CG MEMBERSHIP INTERESTS) of JC-Western Michigan LLC, a Delaware limited liability company (WESTERN MICHIGAN LLC) and Western Michigan, Inc., owns the remaining membership interest in

         Western Michigan LLC; and (iii) a 99% partnership interest in (the JPI-CG WESTERN MICHIGAN LP INTEREST, which, together with the JPI-CG Tallahassee LP Interest, the JPI-CG Lubbock LP Interest and the JPI-CG Columbus LP Interest is hereinafter collectively referred to as the JPI-CG LP INTERESTS) and is the sole limited partner of Jefferson Commons - Western Michigan, L.P., a Delaware limited partnership (WESTERN MICHIGAN, L.P.) and Western Michigan LLC owns the 1% general partnership interest in Western Michigan, L.P.

E. JPI-MC owns (i) 100% of the outstanding and issued stock (the JPI-MC STATE COLLEGE STOCK) of JC - State College, Inc, a Delaware corporation (STATE COLLEGE, INC.); (ii) 99% of the membership interests (the JPI-MC STATE COLLEGE MEMBERSHIP INTEREST) of JC-State College LLC, a Delaware limited liability company (STATE COLLEGE LLC) and State College, Inc., owns the remaining membership interest in State College LLC; and (iii) the sole membership interest (JPI-MC LIMPAR INTEREST) in JPI Limpar LLC, a Delaware limited liability company which is the sole limited partner of Jefferson at State College, L.P., a Delaware limited partnership (STATE COLLEGE, L.P.) and State College LLC owns the sole general partnership interest in State College, L.P.

F. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC STILLWATER STOCK) of JC-Stillwater, Inc, a Delaware corporation (STILLWATER, INC.); (ii) 99% of the membership interests (the JPI-MC STILLWATER MEMBERSHIP INTEREST) of JC-Stillwater LLC, a Delaware limited liability company (STILLWATER LLC) and Stillwater, Inc., owns the remaining membership interest in Stillwater LLC; and (iii) a 99% partnership interest in (the JPI-MC STILLWATER LP INTEREST) and is the sole limited partner of Jefferson Commons - Stillwater, L.P., a Delaware limited partnership (STILLWATER, L.P.) and Stillwater LLC owns the 1% general partnership interest in Stillwater, L.P.

G. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC THARPE STOCK) of JC-Tharpe, Inc, a Delaware corporation (THARPE, INC.); (ii) 99% of the membership interests (the JPI-MC THARPE MEMBERSHIP INTEREST) of JC-Tharpe LLC, a Delaware limited liability company (THARPE LLC) and Tharpe, Inc., owns the remaining membership interest in Tharpe LLC; and (iii) a 99% partnership interest in (the JPI-CG THARPE LP INTEREST) and is the sole limited partner of Jefferson at Tharpe Limited Partnership, a Delaware limited partnership (THARPE, L.P.) and Tharpe LLC owns the 1% general partnership interest in Tharpe, L.P.

H. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC KNOXVILLE STOCK) of JC-Knoxville, Inc, a Delaware corporation (KNOXVILLE, INC.); (ii) 99% of the membership interests (the JPI-MC KNOXVILLE MEMBERSHIP INTEREST) of JC- Knoxville LLC, a Delaware limited liability company (KNOXVILLE LLC) and Knoxville, Inc., owns the remaining membership interest in Knoxville LLC; and (iii) a 99% partnership interest in (the JPI-CG KNOXVILLE LP INTEREST) and is the sole limited partner of Jefferson Commons-Knoxville, L.P., a Delaware limited partnership (KNOXVILLE, L.P.) and Knoxville LLC owns the 1% general partnership interest in Knoxville, L.P.

I. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC TAMPA STOCK, which, together with the JPI-MC State College Stock, the JPI-MC Stillwater Stock, the JPI-MC Tharpe Stock and the the JPI-MC Knoxville Stock is hereinafter collectively referred to as the JPI-MC STOCK) of JC-Tampa, Inc, a Delaware corporation

         (TAMPA, INC.); (ii) 99% of the membership interests (the JPI-MC TAMPA MEMBERSHIP INTEREST, which, together with the JPI-MC State College Membership Interest, the JPI-MC Stillwater Membership Interest, the JPI-MC Tharpe Membership Interest and the JPI-MC Knoxville Membership Interest is hereinafter collectively referred to as the JPI-MC MEMBERSHIP INTERESTS) of JC-Tampa LLC, a Delaware limited liability company (TAMPA LLC) and Tampa, Inc., owns the remaining membership interest in Tampa LLC; and (iii) a 99% partnership interest in (the JPI-MC TAMPA LP INTEREST, which, together with the JPI-MC Limpar Interest, the JPI-MC Stillwater LP Interest, the JPI-MC Tharpe LP Interest, and the JPI-MC Knoxville LP Interest is hereinafter collectively referred to as the JPI-MC LP INTEREST) and is the sole limited partner of Jefferson Commons - Tampa Limited Partnership, a Delaware limited partnership (TAMPA, L.P.) and Tampa LLC owns the 1% general partnership interest in Tampa, L.P.

J. Genpar owns a 1% interest in and is the sole general partner (the GENPAR GP INTEREST) of Jefferson Lofts at Orlando Limited Partnership, a Delaware limited partnership (LOFTS, L.P. which, together with Tallahassee, L.P., Lubbock, L.P., Columbus, L.P., Western Michigan, L.P., State College, L.P., Stillwater, L.P., Tharpe, L.P., and Knoxville, L.P. are hereinafter collectively referred to as the PARTNERSHIPS), JPIIC owns a 99% interest in and is the sole limited partner (the JPIIC LP INTEREST) of Lofts, L.P.

K. Each of the Partnerships owns their respective interest in the following:

         (1) With respect to Tallahassee, L.P., the real property located in Leon County, Florida, more particularly described on EXHIBIT A-1; with respect to Western Michigan, L.P., the real property located in Kalamazoo County, Michigan, more particularly described on EXHIBIT A-2 (which does not include the undeveloped land parcel); with respect to State College, L.P., the real property located in Centre County, Pennsylvania, more particularly described on EXHIBIT A-3; with respect to Stillwater, L.P., the real property located in Payne County, Oklahoma, more particularly described on EXHIBIT A-4; with respect to Tharpe, L.P., the real property located in Leon County, Florida, more particularly described on EXHIBIT A-5; with respect to Tampa, L.P., the real property located in Hillsborough County, Florida, more particularly described on EXHIBIT A-6; with respect to Lofts, L.P., the real property located in Orange County, Florida, more particularly described on EXHIBIT A-7; with respect to Lubbock, L.P., the real property located in Lubbock County, Texas, more particularly described on EXHIBIT A-8; with respect to Columbus, L.P., the real property located in Franklin County, Ohio, more particularly described on EXHIBIT A-9; and with respect to Knoxville, L.P., the real property located in Knox County, Tennessee, more particularly described on EXHIBIT A-10; all attached to this Contract (collectively, the REAL PROPERTY), and all rights and appurtenances pertaining to the Real Property, including any interest of the Partnerships in adjacent streets, alleys, easements, and rights-of-way;

         (2) all improvements, structures, and fixtures located on the respective tracts of Real Property (collectively, the IMPROVEMENTS);

         (3) the landlord's interest in all residential leases affecting the respective tract of Real Property (LEASES), related security deposits (DEPOSITS) and guaranties

                  (GUARANTIES) and the owner's interest in all Service Contracts listed in EXHIBIT B attached to this Contract not terminated on or before the Closing Date (defined in SECTION 6.1) in accordance with SECTION 3.2(e) (the SERVICE CONTRACTS);

         (4) the personal property located on the respective tract of Real Property and described on the list attached as EXHIBIT C to this Contract (the PERSONAL PROPERTY) but excluding any personal property specifically excluded on EXHIBIT C;

         (5) the respective owner's interest in all plans for the Improvements (the PLANS);

         (6) the respective owner's interest in all warranties and guaranties relating to the Improvements, if any, including all unexpired third party warranties and guarantees, if any, received in connection with the construction, improvement, or equipment of the Improvements, but excluding all warranties and guaranties from any Partnership Affiliate (defined in SECTION 9.5) (the WARRANTIES); and

         (7) all records and correspondence relating to tenants in the respective Partnerships' possession or the respective Partnerships' property manager, JPI Apartment Management, L.P. (PROPERTY MANAGER) used in the continuing operation of the Improvements excluding all documents that are subject to an attorney-client privilege (the RECORDS).

         The Real Property, the Improvements, the Leases, the Deposits, the Guaranties, the Service Contracts, the Personal Property, the Plans, the Warranties, and the Records are collectively called the PROPERTY.

         Without limitation, the following are not included in the Property: the names "Jefferson", "Jefferson Commons", the initials "JPI" (although Seller's affiliate has provided a limited license for use of such names/initials pursuant to a license agreement hereafter more particularly set forth), any logo, trade name, or other name utilizing "Jefferson", "Jefferson Commons", or "JPI", any software owned by or licensed to any company or entity other than the Partnerships, any professional photographs of the Property, including but not limited to, photographs, negatives, and transparencies in digital or other form, and any bonds or letters of credit issued in favor of any Governmental Authorities (defined in SECTION 4.1) by the Partnerships or any Partnership Affiliate in connection with the construction of the Improvements.

L. Buyer wants to purchase, and Sellers want to sell and\or contribute the JPI-GC Stock, the JPI-CG Membership Interests, the JPI-CG LP Interests, the JPI-MC Stock, the JPI-MC Membership Interests, the JPI-MC LP Interests, the Genpar GP Interest and the JPIIC LP Interest (collectively, the INTERESTS).

                                   ARTICLE 1

                        PURCHASE PRICE AND EARNEST MONEY


         Section 1.1 Agreement to Sell and Purchase.


Each Seller shall sell and\or contribute to Buyer, and Buyer shall purchase from each Seller, the Partnership Interest owned by the respective Seller under the terms of this Contract.

         Section 1.2 Purchase Price.

                  (a) The PURCHASE PRICE of the Property is $303,910,000, subject to all prorations and credits set forth herein, payable in immediately available United States funds at Closing (defined in SECTION 6.1).

                  (b)      The Purchase Price is allocated as follows:

                           (i) For the Interests in Tallahassee, L.P., $23,485,000 of which $23,485 is allocated by Seller to the JPI-CG Tallahassee Stock;

                           (ii) For the Interests in Western Michigan, L.P., $31,555,000 of which $31,555 is allocated by Seller to the JPI-CG Western Michigan Stock;

                           (iii) For the Interests related to State College, L.P., $37,000,000 of which $37,000 is allocated by Seller to the JPI-MC State
                                    College Stock;

                           (iv) For the Interests in Stillwater, L.P., $16,300,000 of which $16,300 is allocated by Seller to the JPI-MC Stillwater Stock;

                           (v)      For the Interests in Tharpe, L.P.,
                                    $50,940,000 of which $50,940 is allocated by Seller to the JPI-MC Tharpe Stock;

                           (vi)     For the Interests in Lubbock, L.P.,
                                    $27,680,000 of which $27,680 is allocated by Seller to the JPI-MC Lubbock Stock;

                           (vii) For the Interests in Columbus, L.P., $22,000,000 of which $22,000 is allocated by Seller to the JPI-MC Columbus Stock;

                           (viii) For the Interests in Knoxville, L.P., $23,000,000 of which $23,000 is allocated by Seller to the JPI-MC Knoxville Stock;

                           (ix)     For the Interests in Tampa, L.P.,
                                    $33,950,000 of which $33,950 is allocated by Seller to the JPI-MC Tampa Stock; and

                           (x)      For the Interests in Lofts, L.P.,
                                    $38,000,000.

                  (c)      The Purchase Price is payable at Closing (defined in
                           SECTION 6.1) as follows:

                           (i) By Buyer taking title to the Interests assuming (subject to, and inclusive of the non-recourse provisions thereof) all obligations accruing from and after the Closing Date under Seller's Existing Loans (as defined in SECTION 2.2(i)) which are generally described in SECTION 2.2(i), but excluding those obligations resulting from a default by Seller under the Existing Loans. Seller shall cooperate with and assist Buyer, but at no cost or expense to Seller (other than its attorney's fees) and without Seller or Seller Affiliates having to incur any additional obligations, in connection with the Buyer seeking consent from the Lenders for the assumption of the Existing Loans (subject to and inclusive of the non-recourse provisions thereof) on terms and conditions acceptable to Buyer in its sole discretion and specifically without Buyer being required to agree to any material change of any term of any Existing Loan document as a condition to Lender's approval of the assumption (the ASSUMPTION). Any and all fees or expenses required to be paid to Lenders in connection with Buyer's Assumption (subject to and inclusive of, the non-recourse provisions thereof) of the Existing Loans shall be borne one-half (1/2) by Buyer and one-half (1/2) by Seller; provided, however, any fees, expenses or payments (but not payments representing all or substantially all of the remaining balance of the Existing Loans) resulting from a default by Seller under the Existing Loans prior to Closing shall be paid solely by Seller at Closing. Additionally, Buyer shall use commercially reasonable efforts to obtain a release reasonably acceptable to Seller of all liabilities, indemnities and guarantees of Seller and Seller Affiliates accruing from and after the Closing Date under the Existing Loans (the SELLER RELEASES) but Buyer shall not be obligated to assume any additional obligations to the Lenders to do so and Seller shall not be obligated to pay any costs or fees (other than its share of the assumption fees and costs set forth above) not approved by Seller; and

                           (ii) at the election of Seller, notice of which shall be delivered in writing to Buyer by no later than September 22, 2004 (the ELECTION NOTICE), either:

                                    (A)      By (i) Buyer paying cash, by wire
                                             transfer for disbursement to Seller
                                             at Closing, the amount of the
                                             Purchase Price, less the total
                                             amount of unpaid principal and
                                             accrued but unpaid interest owing
                                             pursuant to the Existing Loans as
                                             of the Closing Date, subject to
                                             prorations and other debits or
                                             credits provided for in this
                                             Contract (the NET AMOUNT); or (ii)
                                             Buyer paying and delivering to the
                                             Seller or Seller's designees (the
                                             DESIGNATED OWNERS), cash and units
                                             of limited partnership interest in
                                             the Buyer (UNITS) for disbursement
                                             to Seller or to the Designated
                                             Owners at Closing in the aggregate
                                             amount equal to the Net Amount.

                                    (B)      All cash payable at Closing shall
                                             be sent by wire transfer to the
                                             Closing Agent for disbursement to
                                             each Seller at Closing. If all of
                                             the Net Amount is payable to Seller
                                             in cash, Seller hereby directs the
                                             Buyer to pay the cash on the
                                             Closing Date to the Seller as set
                                             forth in SECTION 1.2 (b).

                                    (C)      If Seller makes an election
                                             pursuant to SECTION 1.2(c)(II)(A)
                                             to receive any portion of the Net
                                             Amount in Units, Seller shall
                                             deliver to Buyer, together with the
                                             Election Notice, a schedule to this
                                             Contract, which shall become
                                             EXHIBIT E hereto, which shall set
                                             forth, with respect to each Seller
                                             (i) the name of the Seller or the
                                             Designated Owners, (ii) the total
                                             portion of the Net Amount payable
                                             to such Seller and/or Designated
                                             Owner, (iii) the portion of such
                                             amount payable to such Seller which
                                             shall be in the form of cash, (iv)
                                             the portion of such amount which
                                             shall be payable to such Seller or
                                             the Designated Owner(s) in Units
                                             and, if more than one recipient of
                                             Units is designated, the specific
                                             proportions to be issued to each.
                                             The number of Units to be issued at
                                             Closing to each Seller or
                                             Designated Owner shall be equal to
                                             (i) the unit value set forth in
                                             EXHIBIT E for the respective
                                             Seller, divided by (ii) the per
                                             share price at which the common
                                             stock (the COMMON STOCK) of
                                             Education Realty Trust, Inc., a
                                             Maryland corporation (the REIT), is
                                             offered to the public in the
                                             underwritten initial public
                                             offering of the Common Stock (the
                                             PUBLIC OFFERING) before any
                                             discounts or fees paid to
                                             underwriters. Each Seller and
                                             Designated Owner to receive Units
                                             and the holder of the Warrants
                                             (hereinafter defined) under the
                                             Warrant Agreement (hereinafter
                                             defined) shall also provide to
                                             Buyer within five (5) days after
                                             Seller's delivery to Buyer of the
                                             Election Notice, a duly executed
                                             accredited investor questionnaire
                                             in a form provided by Buyer (the
                                             form of which to be substantially
                                             similar to that provided to other
                                             persons to confirm their accredited
                                             investor status). If the Net Amount
                                             is payable to Seller (or the
                                             Designated Owners) in a combination
                                             of cash and Units, Seller hereby
                                             directs the Buyer to pay, issue and
                                             distribute (as applicable) the cash
                                             and the Units on the Closing Date
                                             to the Seller and/or the Designated
                                             Owners in accordance with EXHIBIT
                                             E. No fractional Units will be
                                             issued as consideration hereunder,
                                             but in lieu of issuing fractional
                                             Units, the value thereof shall be
                                             paid in cash to Seller. Each
                                             Designated Owner acknowledges that
                                             any certificates evidencing the
                                             Units will bear appropriate legends
                                             indicating (1) that the Units have
                                             not been registered under the
                                             Securities Act of 1933, as amended
                                             (SECURITIES ACT), and (2) that the
                                             Buyer's Agreement of

                                             Limited Partnership (the BUYER'S
                                             PARTNERSHIP AGREEMENT) will
                                             restrict the transfer of the Units
                                             but such restriction shall not be
                                             more restrictive than that which
                                             affects other third party Unit
                                             holders. Upon receipt of the Units,
                                             the Sellers or Designated Owners,
                                             as applicable, shall become limited
                                             partners of the Buyer and shall
                                             execute the Buyer's Partnership
                                             Agreement.

         Section 1.3 Earnest Money.

                  (a) On the Effective Date (defined in SECTION 9.14), as a condition to the continued effectiveness of this Contract, Buyer shall deposit with Marble Title Company, L.L.C. (TITLE COMPANY), as agent for Chicago Title Insurance Company (CLOSING AGENT), 2001 Bryan Street, Suite 1700, Dallas, Texas 75201, Attention:
                           Kerri A. Majors, Phone: (214) 965-1672, Fax: (214)
                           965-1631, $798,000 in (i) immediately available federal funds or (ii) the form of an unconditional and irrevocable letter of credit in favor of Seller and Closing Agent on terms and from an issuer reasonably acceptable to Seller (a LETTER OF CREDIT) (the EARNEST MONEY).

                  (b) The Earnest Money, if paid in the form of immediately available federal funds (and not by Letter of Credit), shall be applied to the Purchase Price at Closing, however, any Letter of Credit shall be returned to Buyer after Closing with no portion of its funds having been credited against the Purchase Price. The Earnest Money is non-refundable to Buyer in all events, except for a Seller default or as otherwise specifically set forth herein. If Buyer fails to deliver the Earnest Money, this Contract will automatically terminate. If Buyer fails to close the transaction on January 31, 2005 and the Closing is not extended by mutual written agreement of the parties or pursuant to the provisions of SECTION 6.1, this Contract will automatically terminate, the Earnest Money will be paid to Seller and the parties will have no further obligations to each other. If any of the Earnest Money is in the form of a Letter of Credit then, any reference in this Contract to Seller being paid any portion of the Earnest Money is deemed to include and Seller shall have the right to draw upon any Letter of Credit and retain the proceeds.

                  (c) If this Contract does not close, the Earnest Money will be paid or the Closing Agent shall deliver the Letter of Credit as provided in this Contract. Closing Agent shall, promptly upon receipt, place the wire transferred Earnest Money in a federally insured, interest bearing account. All interest on the Earnest Money becomes part of the Earnest Money. All interest on the Earnest Money will be reported to the Internal Revenue Service as income of Buyer. Buyer shall promptly execute and deliver to Closing Agent all forms reasonably requested by Closing Agent with respect to the Earnest Money. Buyer acknowledges and agrees that, except for a default by Sellers under SECTION 7.1 or SECTION 7.2 or the occurrence of a Major Casualty prior to Closing, the Earnest Money is non-refundable to Buyer.

                  (d) Closing Agent is authorized and directed to pay the Earnest Money and/or deliver any Letter of Credit for any portion of the Earnest Money to the party entitled to receive the Earnest Money under the terms of this Contract. Sellers or Buyer, as appropriate, shall deliver a letter of instruction to Closing Agent directing the disbursement of the Earnest Money or the delivery of the Letter of Credit to the party or parties entitled to receive the Earnest Money promptly upon receipt of a demand from that party or parties.

                  (e) Upon delivery of the Letter of Credit, if any, to Seller, Seller is authorized to immediately present it to the issuer for payment.

                  (f) The Letter of Credit shall contain an expiry date of not earlier than April 29, 2005. If, for whatever reason, Seller has been unable to present the Letter of Credit for payment on or before March 29, 2005, or if, once presented, Seller has not been paid the full amount of the Letter of Credit by March 29, 2005, in any such case, Buyer shall immediately cause a substitute Letter of Credit to be issued in the same amount with an expiry date of no earlier than May 30, 2005 (this process shall continue monthly until the Letter of Credit is either delivered to Buyer or tendered by Seller to the issuing bank such that they do not expire prior thereto). If, for whatever reason, Buyer fails to cause a substitute Letter of Credit to be issued at least twenty-five (25) days prior to the expiry date of the existing Letter of Credit, then Buyer and Seller hereby authorize Closing Agent to immediately present the existing Letter of Credit for payment and, once paid, to hold the proceeds as "Earnest Money" in accordance with the terms of this Contract. Buyer and Seller agree that Closing Agent is authorized to present the Letter of Credit for payment even if Buyer has delivered instructions to the contrary to Closing Agent; provided, that Closing Agent shall not present the existing Letter of Credit as authorized by this
                           SECTION 1.3(f) only if Closing Agent receives written instructions to the contrary from both Buyer and Seller. TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS, OF THIS SECTION 1.3(f), BUYER AND SELLER, THROUGH THEIR AUTHORIZED REPRESENTATIVES HAVE SEPARATELY INITIALED THIS SECTION 1.3(f). This
                           SECTION 1.3(f) shall survive the termination or expiration of this Contract.


                               BUYER'S INITIALS:
                                                  ----------------------

                               SELLER'S INITIALS:
                                                  ----------------------


                                   ARTICLE 2

                 TITLE INSURANCE, OTHER INFORMATION, AND SURVEY

         Section 2.1 Title Insurance.

                  (a) Buyer shall assume Sellers' existing Sellers Owner Policy of Title Insurance for the Real Property and Improvements (on the standard form in use in the State where the Property is located) (collectively, the OWNER POLICY) and Sellers shall use its commercially reasonable efforts to cause Closing Agent to agree to update each Owner Policy to reflect the Purchase Price of each Property. Buyer may request that Title Company issue other available endorsements to the Owner Policy, but any affidavits, indemnities or other documents requested by Title Company in order for it to issue any endorsements are subject to approval by Seller in its sole discretion. Buyer may elect, for any or all of the Properties, to obtain new owner policies of title insurance (collectively, the NEW POLICY). If Buyer elects to obtain any New Policy, then Buyer is responsible for payment of the premium for the Standard Coverage Owner Policy, the premiums charged for and costs associated with obtaining extended coverage and endorsements to the New Policy and for any loan policy or endorsements required by Buyer's lender, but Seller is not obligated to cause Closing Agent to issue any endorsements to the New Policy or any lender policy.

                  (b) Sellers have previously caused Closing Agent to furnish to Buyer the Owner Policy together with copies of all documents referenced as title exceptions in the Owner Policy.

         Section 2.2 Other Information.

Buyer and Seller acknowledge that, prior to the Effective Date, Sellers have delivered to Buyer the following for each individual entity and, for the purpose of due diligence, each Property (collectively, the DOCUMENTS):

                  (a) a rent roll (by building, apartment number and bedroom) (RENT ROLL), certified to be true and correct in all material respects by Seller, dated no earlier than 5 days prior to the date Seller delivers same showing:

                           (i) move-in, term, and expiration date for each Lease;

                           (ii)     name of the tenant listed on each Lease;

                           (iii) the amount of the monthly rent for the unit, any garage, and any other amenity leased by the tenant;

                           (iv)     the amount of the security and other
                                    deposits; and

                           (v) if the apartment is vacant, the market rent for the unit;

                  (b) a delinquency report showing the amount of any arrearages or delinquencies by tenants under the Leases, certified to be true and correct in all material respects by Seller;

                  (c) a concession matrix identifying rent concessions or forbearances for the Leases, certified to be true and correct in all material respects by Seller;

                  (d) copies of the reports listed in EXHIBIT F attached to this Contract (the REPORTS) which Reports are delivered "AS-IS" and, except as specifically set forth in Section 4.1(h), Seller makes no representation or warranty concerning the accuracy, correctness, completeness, suitability or utility of the Reports or the information contained or not contained therein.

                  (e)      copies of the Service Contracts;

                  (f) copies of all certificates of occupancy and other permits or licenses necessary for the operation of the Property in the Partnerships' possession or the possession of Property Manager;

                  (g) a copy of the most recent as-built survey of the Real Property and the Improvements in the Partnerships' possession;

                  (h) copies of ad valorem tax statements for tax years 2002 and 2003;

                  (i) copies of the documents and instruments listed on EXHIBIT G executed in connection with the indebtedness (the EXISTING LOANS) payable to the order of JPMorgan Chase Bank, Nationwide Life Insurance Company or Citigroup Global Markets Realty Corp., their respective successors and assigns as "Lenders" (LENDERS);

                  (j) copies of the Partnerships' federal and state, if applicable, income Tax Returns (defined in SECTION 6.5) for calendar years 2002 through 2003;

                  (k) financial statements showing income and expense for the years 2001 (to the extent available), 2002 and 2003 (on a monthly basis), certified true, correct, and complete in all material respects by an authorized officer of Seller;

                  (l) an operating statement for the current year (updated monthly within twenty (20) days after the end of the month through Closing) detailing all income and expense items for the Property, certified true, correct and complete in all material respects by an authorized officer of Seller; and

                  (m)      true, correct and complete copies of:

                           (i) the Articles of Incorporation, Bylaws, minute books and stock records of Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc. (the CORPORATE DOCUMENTS);

                           (ii) the Certificate of Formation, the Limited Liability Company Agreement and any written consents or actions of the members or managers of Tallahassee LLC, Western Michigan LLC, Stillwater LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, Tampa LLC and Limpar LLC (the LLC DOCUMENTS);

                           (iii) the Certificate of Limited Partnership, the Partnership Agreement and any written consents or actions of the general or limited partners of Tallahassee, L.P.; Western Michigan, L.P., Stillwater, L.P., State College, L.P.; Tharpe, L.P.; Lubbock. L.P.; Columbus, L.P.; Knoxville, L.P.; Tampa, L.P. and Lofts, L.P. (the LP DOCUMENTS); and

                  (n) all material contracts in effect for any of the entities to be acquired by Buyer pursuant to this Contract (the ENTITIES).

         Section 2.3 Survey.

Buyer acknowledges that Seller has previously delivered to Buyer an as-built, ALTA/ACSM (or similar) survey of each Property prepared by the surveyors and dated as set forth on EXHIBIT H (collectively, the SURVEY). Updates to or recertifications of the SURVEY shall be at Buyer's expense.

         Section 2.4 Other Property.

Seller hereby discloses that as of the Effective Date it has not entered into any contracts for the purchase of property to be developed as "for rent" student housing within a ten (10) mile radius of any Property, except as set forth on
EXHIBIT I.

                                   ARTICLE 3

                         TITLE REVIEW AND DUE DILIGENCE

         Section 3.1 Title Review.

                  (a) Buyer acknowledges that it has reviewed the Commitment, the title exception documents listed therein and the Survey prior to execution of this Contract, waives any objection it might have to such items and accepts and approves all matters shown thereon. Except as specifically set forth in SECTION 3.1(b), by its execution of this Contract, Buyer accepts the Property and all title and survey matters and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

                  (b) Neither Sellers nor the Partnerships have any obligation to cure any matters shown on the Commitment or the Survey. Notwithstanding the preceding sentence, Seller shall cure monetary liens that can be cured solely by the payment of money and shall bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment to Closing Agent's reasonable satisfaction; provided, that Seller will not be required to expend or, in the case of a bond, be liable for more than $25,000 for any single Property to cure any such monetary liens or bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment related to any individual Property.

                  (c) All exceptions shown on the Owner Policy, the title exception documents, or the Survey, except for mechanics' or materialmen's lien(s) and abstract(s) of judgment which Seller shall cure to the extent provided in SECTION 3.1(b), are the PERMITTED EXCEPTIONS. The Permitted Exceptions include the restriction against conversion of the Real Property to a condominium regime specified in the Deed (defined in SECTION 6.2(a)).

                  (d) At or prior to Closing, the Partnerships shall execute and record a deed restriction (the DEED RESTRICTIONS) in substantially the form attached to this Contract as EXHIBIT J prohibiting the imposition of a condominium regime on the Real Property and Improvements for a period of 15 years after the Closing Date without the consent of Sellers.

         Section 3.2 Due Diligence Period.

                  (a) Until this Contract is terminated in accordance with its terms, Buyer may enter the Real Property and Improvements to conduct inspections of the Real Property and Improvements, including any third party inspections, review the Records, and review and analyze all materials, surveys, maps, and reports, provided by Sellers or the Partnerships under this Contract. Buyer must notify Sellers of its or its agents or contractors intention to enter the Real Property and Improvements at least 24 hours prior to each intended entry and obtain Sellers' prior approval, not to be unreasonably withheld, of the proposed scope of the inspections and tests. No invasive testing or inspections may be performed without prior written approval of Sellers, which approval may be withheld or given in Seller's reasonable discretion. Seller may, at its option, have a representative present for each inspection or test. Buyer may not enter into any unit except in accordance with the Lease and in accordance with applicable law. All consultants who perform inspections or testing at the Real Property on behalf of Buyer are subject to Seller's prior approval, not to be unreasonably withheld.

                  (b) Buyer acknowledges that it has entered the Real Property and Improvements prior to the Effective Date to conduct inspections of the Real Property and Improvements, review the Records, and review and analyze all materials, surveys, maps, reports, and other matters and information provided by Seller under this Contract. By its execution of the Contract, Buyer accepts the Property and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

                  (c) Prior to any entry on the Real Property and Improvements, Buyer or its Affiliate shall deliver to Sellers a reasonably satisfactory certificate of insurance evidencing that Buyer has commercial general liability insurance and automobile liability insurance, on an occurrence basis, with limits of at least $2,000,000 and $1,000,000, respectively, each issued by an insurance company licensed to do business in the State where the Real Property is located and with an A. M. Best Company rating of at least A-VIII and a reasonably satisfactory endorsement Partnerships identifying Seller and its property management company as additional insureds. Buyer's or its Affiliate's insurance policies must be primary with respect to any liability insurance carried by the Partnerships or Sellers.

                  (d) Buyer shall perform, and shall cause its agents, employees, and contractors to perform, all inspections and reviews of the Property so as not to cause any damage, loss, cost, or expense to, or claims against any Seller, the Partnerships, or the Property. Buyer shall, at its expense, promptly repair any damage to the Property caused by or attributable to Buyer's inspections or testing to the condition existing prior to the inspection or testing. Buyer shall indemnify, defend, and hold each Seller and the Partnerships and its property management company and their respective agents and employees harmless for, from and against any damage, loss, cost, expense (including, without limitation, reasonable legal fees, court costs, and expenses), or claims caused by, attributable to, or resulting from the acts or omissions on or about the Property by Buyer, its agents, employees, contractors, or consultants. Notwithstanding the foregoing, Buyer shall have no liability for pre-existing conditions discovered by Buyer's tests, inspections or reviews. Buyer shall cause any lien filed against the Real Property by a consultant, contractor, subcontractor, or other person or entity arising by, through, or under Buyer or otherwise attributable to Buyer's inspection, testing, and review of the Property to be released of record (whether through payment or bonding) within 20 days after receipt of notice from either Seller of the filing of any lien. The terms of this SECTION 3.2(d) are not limited by SECTION 7.3.

                  (e) Buyer acknowledges that it has reviewed all Service Contracts listed in EXHIBIT B and all Service Contracts listed in EXHIBIT B are approved by Buyer and Buyer may not reject any Service Contract listed in EXHIBIT B. All Service Contracts listed in EXHIBIT B will be assumed by Buyer at Closing. Buyer will be liable for any obligations under all Service Contracts approved by Buyer extending past the Closing Date.

                  (f) The terms of this SECTION 3.2 survive the Closing or any termination of this Contract.

                                   ARTICLE 4

               SELLERS' REPRESENTATIONS, WARRANTIES, AND COVENANTS

         Section 4.1 Each Sellers' Representations and Warranties.

Each Seller, severally and not jointly, represents and warrants to Buyer with respect to the Interests owned by such Seller:

                  (a) Tallahassee, L.P., Western Michigan, L.P., Stillwater, L.P., State College, L.P., Tharpe, L.P., Lubbock, L.P., Columbus, L.P., Knoxville, L.P., Tampa, L.P., and Lofts, L.P. are all Delaware limited partnerships, validly existing and in good standing under the laws of the State of Delaware, and are, to the extent necessary, qualified to do business in the State where the Real Property is located.

                  (b) The copies of the LP Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (c) Tallahassee LLC, Western Michigan LLC., Stillwater LLC, Limpar LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, and Tampa LLC are all Delaware limited liability companies, validly existing and in good standing under the laws of the State of Delaware, and are, to the extent necessary, qualified to do business in the State where the Real Property is located.

                  (d) The copies of the LLC Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (e) Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., are all Delaware corporations, validly existing and in good standing under the laws of the State of Delaware.

                  (f) The copies of the Corporate Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (g) Each Seller is the entity it is described to be in the first paragraph of this Contract, is validly existing and in good standing under the laws of the State of its formation, which is set forth in the first paragraph of this Contract.

                  (h) Each entity comprising Seller has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Seller is duly authorized to do so.

                  (i) The Seller owns good title to the respective stock, membership interests and partnership interests that it is transferring through this Contract, free and clear of all liens, claims, and encumbrances other than those arising under applicable securities laws.

                  (j) The stock in Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc. which is being transferred to Buyer constitutes all of the outstanding stock in those corporations and there are no options, warrants, or rights of any kind to acquire any stock in those entities.

                  (k) The membership interests in Tallahassee LLC, Western Michigan LLC, Stillwater, LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, and Tampa LLC to be transferred to Buyer by Seller, are, except for the membership interests held by Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., all of the membership interests in those limited liability companies and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (l) The membership interest in Limpar LLC to be transferred to Buyer by Seller, is the sole membership interest in that limited liability company and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (m) The limited partnership interests in Tallahassee, L.P., Western Michigan, L.P., Stillwater, L.P., State College, L.P., Tharpe, L.P., Lubbock, L.P., Columbus, L.P., Knoxville, L.P., Tampa, L.P. and Lofts, L.P. are the sole limited partnership interests of the respective Partnerships and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (n) The general partnership interests held by Tallahassee LLC, Western Michigan LLC, Stillwater LLC, State College LLC, Tharpe, LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, Tampa, LLC and Genpar, are the sole general partnership interests of the respective partnerships and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (o) Other than as listed on EXHIBIT K, attached hereto and made a part hereof, there is no pending or, to Seller's knowledge, overtly threatened litigation, or other process, private or regulatory, affecting the Real Property, Improvements or any entity comprising the Partnership or Seller that, if decided adversely, would have a Material Adverse Effect on the use or operation of the Real Property and Improvements or Seller's ability to perform its obligations hereunder.

                  (p) Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the ORDER) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury
                           (OFAC) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the ORDERS).

                  (q) Neither Seller nor any beneficial owner of Seller nor any Person who provides loans to Seller:

                           (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the LISTS);

                           (ii) is an individual, corporation, partnership, limited liability company, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity (collectively, a PERSON) who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof;

                           (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                           (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

                  For purposes of this Section and Section 5.1, U.S. PERSON means any United States citizen, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, with a principal place of business within the United States or any of its territories. For purposes of this Section and
                  Section 5.1, ANTI-MONEY LAUNDERING LAWS means those laws, rules, regulations, orders and sanctions, state and federal, criminal and civil, that (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the United States; or (iii) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions are deemed to include the Executive Order Number 13224 on Terrorism Financing (September 23, 2001), the Patriot Act; the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act, 31), the Trading with the Enemy Act, 50 U.S.C. Appx.
                  Section 1 et seq., the International Emergency Economics Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957, as amended.

                  (r) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or, to the Seller's knowledge, threatened against Seller, any entity comprising Seller, or the respective Property. Seller and each entity comprising Seller has been and will be solvent at tall times prior to the transfer of the Interests to Buyer.

                  (s) The Leases available for review by Buyer are true and correct copies of the actual Leases in the Partnerships' possession and are the complete written documentation of the agreement between the Partnerships, as landlord, and the tenants.

                  (t) The Partnerships have each filed all Tax Returns required by applicable law to be filed by it. All Tax Returns are true and correct in all material respects.

                  (u) No audit by a Tax (defined in SECTION 6.5) authority is pending or, to the best of the Seller's knowledge, threatened with respect to any Tax Return filed by, or Taxes due from, any of the Partnerships. No issue has been raised by any Tax authority in any audit of the Partnerships that if raised with respect to any other period not so audited could be expected to result in a material proposed deficiency for any period not so audited. No deficiency or adjustment for any Taxes has been threatened, proposed, asserted, or assessed against any of the Partnerships. There are no liens for Taxes upon the assets of the Partnerships, except liens for current Taxes not yet due.

                  (v) To the Seller's knowledge, none of the Partnerships have given or been requested to give any waiver of statutes of limitations relating to the payment of Taxes and none have executed any powers of attorney with respect to Tax matters that will be outstanding as of the Closing Date:

                  (w) None of the Partnerships are and none have been since their respective formations, classified as an association taxable as a corporation for Federal income tax purposes for any and all periods up to and including the Closing. The Internal Revenue Service has not asserted or, to the best of the Seller's knowledge, threatened to assert, that any of the

                           Partnerships should be classified as an association taxable as a corporation for Federal income tax purposes.

                  (x) All material obligations of the Partnerships are reflected in the Partnerships' financial statements and operating statements delivered to Buyer under
                           SECTION 2.2 other than obligations incurred by the Partnerships in the ordinary course of business, all of which will be prorated under SECTION 6.3. For the purposes of this clause only, the term MATERIAL means an individual obligation that exceeds $1,000 or aggregate obligations that exceed $20,000. Nothing in this SECTION 4.1(x) is intended to, or may be construed to, expand any specific representation and warranty of any Seller under this SECTION 4.1.

                  (y) The Service Contracts, Plans, Warranties, Records, and Reports provided to Buyer by or on behalf of the Partnerships are true and correct copies of all such documents.

                  (z) Except for the Existing Loans that Buyer will assume at Closing, there are no rights, options, or other agreements of any kind to purchase or otherwise acquire or sell or otherwise dispose of the Property or any interest in the Property.

                  (aa) Except for the consent of (1) the Lenders for Buyer's assumption of the Existing Loans and (2) the Lender under that certain mezzanine financing from RAIT Limited Partnership (RAIT), no further consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any third party or governmental agency or body is necessary for the execution, delivery and performance of this Contract and the transactions contemplated hereby by any entity comprising Seller (although some permits may require assignment or reapplication with respect to continued operations).

                  (bb) The Seller's execution, delivery and performance of this Contract and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company action of the Seller and no other action is required by law, or pursuant to the Seller's certificate of limited partnership, partnership agreement, certificate of formation, or limited liability company agreement for such authorization; this Contract is the legal, valid, and binding obligation of, and is enforceable against the Seller in accordance with its terms, except to the extent such enforcement may be affected by general principles of equity, or by bankruptcy and other laws affecting the rights of creditors generally; assuming the consent required of the Lenders for the assumption of the Existing Loans and the transfer of the Interests is obtained, the execution and delivery of this Contract and the compliance with the terms and conditions of this Contract by the Seller will not breach or conflict with any of the terms, conditions, or provisions of any agreement or instrument to which the Seller is a party or by which the Seller is or may be bound, or constitute a default thereunder; and, to the

                           Seller's knowledge, and except as otherwise provided under the Existing Loans, the authorization, execution, and delivery of this Contract and the consummation of the transaction contemplated hereby, will not, with or without the giving of notice or passage of time or both:

                           (i) violate, conflict with or result in the breach of any terms or provisions of, or require any notice, filing, or consent, which has not been obtained, under:

                                    (A)      the certificate of limited
                                             partnership or limited partnership
                                             agreement of the Seller; or

                                    (B)      the certificate of formation or
                                             limited liability company agreement
                                             of the Seller; or

                                    (C)      any statutes, laws, rules, or
                                             regulations of any governmental
                                             body applicable to the Seller, the
                                             Partnerships or the Property; or

                                    (D)      any judgment, decree, writ,
                                             injunction, order or award of any
                                             arbitrator, court or governmental
                                             authority binding upon the Seller,
                                             the Partnerships or the Property.

                           (ii) conflict with, result in the breach of any terms or provisions of, require any notice or consent under, give rise to a right of termination of, or constitute a default under, the tenant Leases or any agreement or instrument of any kind to which the any of the Partnerships are a party or by which the Property is bound; or

                           (iii) result in any lien, claim, encumbrance or restriction on the Property.

                  (cc) With respect to the Property, as of the Effective Date of this Contract:

                           (i) There are no maintenance, management, or Service Contracts in effect with respect to or affecting the Property or any part thereof that will not be terminated as of the Closing, other than the agreements set forth in EXHIBIT B.

                           (ii) There are no persons now employed by Seller or a Seller Affiliate who Buyer will be obligated to hire or retain at or after Closing.

                           (iii) There are no condemnation proceedings pending or, to the actual knowledge of the Partnership, threatened against the Real Property, the Improvements or any part thereof.

                           (iv) Seller has not received any written notice and to Seller's knowledge, which knowledge is deemed to be limited to the environmental reports included as part of the Reports (collectively, the ESA), and except for matters and materials present at the Real Property and Improvements in the ordinary course of operation of the Real Property and Improvements as an apartment complex, there are no Hazardous Materials (defined in SECTION 9.12(a) but excluding from such definition fungi of all forms and types) present at the Real Property and Improvements other than any specified in the ESA. The Partnership makes no representation or warranty relating to fungi of any form or type.

                           (v) Except for the Existing Loans, no person or entity holds or claims a right of first refusal or option to acquire the Property or, except for the Existing Loans and the Permitted Exceptions, an interest in the Property or any part thereof.

                  (dd) Except as included in the Leases or has been disclosed in writing to Buyer, there are no other rights of occupancy by any person.

                  (ee) The Documents required by SECTION 2.2 to be certified by the Partnerships as true and correct are true and correct in all material respects.

                  (ff) To the Partnerships' knowledge, the Partnerships are not in material default under any of the Leases.

                  (gg)     The Partnerships have no employees.

                  (hh) The list of Personal Property set forth on EXHIBIT C is true, correct and complete in all material respects. Seller owns all of the tangible Personal Property which is used in and, individually or in the aggregate with other such property, is material to the operation of the Property; provided, however, Seller holds no license for the use of the management software and such software license shall not be transferred to Buyer. Except for the Existing Loans, to the Seller's knowledge, such Personal Property is free and clear of all liens. All Personal Property located at or on the Property shall remain and not be removed prior to the Closing, except in the ordinary course of business or for equipment that becomes obsolete or unusable, which may be replaced in the ordinary course of business.

                  (ii) The list of Service Contracts set forth on EXHIBIT B is true, correct and complete in all material respects. To the Seller's knowledge, no event of default exists (which remains uncured) under any of the Service Contracts which would have a Material Adverse Effect. For purposes of this Contract, MATERIAL ADVERSE EFFECT means an event that would have a material adverse effect on the business, financial condition or results of operations of the Property. True and complete copies of the Service Contracts have been provided to Buyer.

                  (jj) The environmental reports listed in EXHIBIT F are the latest reports obtained with respect to the respective Property.

                  (kk) The list of documents set forth on EXHIBIT G is a complete list of all material Loan Documents (as hereinafter defined) related to the Existing Loans. To the Seller's knowledge, the Existing Loans and the documents entered into in connection therewith (collectively, the LOAN DOCUMENTS) are in full force and effect as of the Effective Date. To the Seller's knowledge, no event of default or event that with the passage of time or giving of notice or both would constitute an event of default has occurred as of the Effective Date under any of the Loan Documents which would have a Material Adverse Effect. True and complete copies of the Loan Documents have been provided to Buyer.

                  (ll) Except as set forth on EXHIBIT L, Seller has received no written notice concerning the Real Property or the Improvements from any Governmental Authority stating that the Real Property or the Improvements are in violation of any federal, state, county, or city statute, ordinance, code, rule, or regulation which remains uncured or which, if uncured at Closing, would have a Material Adverse Effect. The terms GOVERNMENTAL AUTHORITY and GOVERNMENTAL AUTHORITIES mean the United States of America, the State, the county, and city where the Real Property is located, and any other political subdivision in which the Real Property is located or that exercises jurisdiction over the Real Property and Improvements or the construction of multifamily residential improvements on the Real Property, and any agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvement district, or similar district, or other instrumentality of any of them.

                  (mm) There is no pending or, to Seller's knowledge threatened condemnation or change in zoning affecting the Property. Except as disclosed in writing to Buyer, no portion of any Property is a designated historic property or located within a designated historic area.

                  (nn) There are no so-called "redec" or "redecorating fees" collected from tenants of the Properties.

                  (oo) Each Seller and Designated Owner electing to receive Units hereunder and JPIIC as the recipient of the Warrants (collectively, the HOLDERS):

                           (i)      is knowledgeable, sophisticated and
                                    experienced in business and financial
                                    matters; each Holder has previously invested in securities similar to the Units or the Warrants and the common stock into which the Units may be converted or for which the Warrants may be exercised, as applicable (the SECURITIES) and fully understands the limitations on transfer imposed by the federal securities laws and as described in this Contract. Each Holder is able to bear the economic risk of holding the Securities for an indefinite period and is able to afford the complete loss of his, her or its investment in the Securities; each Holder has received and reviewed all information and documents about or pertaining to the

                                    REIT, the Buyer, the business and prospects of the REIT and the Buyer and the issuance of the Securities as each Holder deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the REIT, the Buyer, the Properties, the business and prospects of the REIT and the Buyer and the Securities which such Holder deems necessary or desirable to evaluate the merits and risks related to its investment in the Securities; and each Holder understands and has taken cognizance of all risk factors related to the purchase of the Securities. Each Holder is a sophisticated real estate investor. In acquiring the Securities and engaging in this transaction, no Holder is relying upon any representations made to it by the Buyer, or any of the officers, employees, or agents of the Buyer not contained herein. Each Holder is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of such Holder's advisors (including tax advisors), and not upon that of the Buyer or any of the Buyer's advisors or affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Contract. Each Holder represents and warrants that it has reviewed and approved the form of the Buyer's Partnership Agreement attached hereto as EXHIBIT M;

                           (ii) understands that none of the Units, the Warrants or the Common Stock issuable upon redemption of the Units or exercise of the Warrants have been registered under the Securities Act or any state securities acts and are instead being offered and sold in reliance on an exemption from such registration requirements. The Securities issuable to each Holder (or its designee) are being acquired solely for its own account, for investment, and are not being acquired with a view to, or for resale in connection with, any distribution, subdivision, or fractionalization thereof, in violation of such laws, and the Holder has no present intention to enter into any contract, undertaking, agreement, or arrangement with respect to any such resale; provided, however, that, at or following Closing, the Holder may distribute the Units or Warrants, as applicable to those of its members or successors that (1) have represented and warranted to the Buyer in writing that, as of the time of such distribution, such member is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act, and (2) with respect to the Unit transfers, have executed the Buyer's Partnership Agreement as limited partners. Each Holder understands that any certificates evidencing the Securities will contain appropriate legends reflecting the requirement that the Securities not be resold without registration under such laws or the availability of an exemption from such registration and that the Buyer's Partnership Agreement will restrict transfer of the Securities;

                           (iii) is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. Each Holder will provide the Buyer with a duly executed Accredited Investor Questionnaire as set forth elsewhere in this Contract; and

                           (iv)     understands that each Unit shall be
                                    redeemable at the option of the holder, in accordance with, but subject to the restrictions contained in, the Buyer's Partnership Agreement; provided, however, that such redemption option may not be exercised prior to the first anniversary of the Closing Date.

         Section 4.2 Several Liability; Survival of Representations and Warranties.

                  (a) Notwithstanding anything contained herein to the contrary, each of the parties comprising Seller shall be responsible and liable hereunder only with respect to its respective Interests. All covenants and agreements of Seller under this Contract shall be the several obligations of the owners of the respective Interests, shall be the several obligation of such Seller and shall bind and/or be made by each Seller only as to the Interests owned by such Seller as if a separate agreement had been executed by and between such respective Seller and Buyer for the Interests related to each Property. Notwithstanding the foregoing, a default under this Contract by any Seller shall constitute a default under this Contract with respect to all Sellers and all Interests.

                  (b) The representations and warranties in SECTION 4.1 will be deemed made on and as of the Closing Date with the same force and effect as if made at that time and shall survive Closing for a period of 9 months, at which time they terminate unless a claim for breach thereof has been instituted within the 11-month period as specified in the next sentence. Buyer may bring an action against the respective Seller for a material (defined in SECTION 7.1) breach of any of Seller's representations and warranties only if (i) Buyer gives such Seller written notice of the circumstances giving rise to a material breach within the 11-month period after Closing, (ii) the aggregate, actual damages from all breaches by such Seller exceeds $10,000, and (iii) the breach was not waived pursuant to SECTION 7.1 hereof. Buyer may collect only actual damages for any breach of Seller's representations and warranties under this Contract. Buyer and Seller waive the right to collect special, consequential, incidental, punitive, or any other damages other than actual damages in connection with this transaction and this Contract. Except for
                           (i) any adjustment of the prorations as set forth in
                           SECTION 6.3, (ii) the warranties in the Deed, the Bill of Sale, and the Assignment of Leases, and (iii) claims in tort which are covered (in whole or in part) by Seller's liability insurance, (a) any Seller's liability for damages related to any Interests related to a single

                           Property is limited to $300,000; provided, that the aggregate liability of all Sellers for all damages of any kind related to this Contract or this transaction is limited to and shall not exceed $1,400,000 (Buyer hereby waiving the right to claim damages in excess thereof), except for fraud, and (b) any suit against Seller for damages must be instituted within 2 years and 1 day after Closing or the damages are thereafter barred.

                  (c) The provisions of this SECTION 4.2 survive the Closing or any termination of this Contract.

         Section 4.3 Knowledge Standard.

For purposes of this Contract, the terms SELLER'S KNOWLEDGE and BUYER'S KNOWLEDGE mean the current, actual knowledge of the individuals listed on EXHIBIT N attached to this Contract, without independent inquiry and without any actual or implied duty to inquire, and does not include knowledge imputed to Seller or to the Buyer, as the case may be, from any other person. The named individuals are acting for and on behalf of Seller or Buyer, as the case may be, and in a capacity as an officer of Seller or Buyer, respectively or one or more of Seller's or Buyer's Affiliates and are in no manner expressly or impliedly making any representations or warranties in an individual capacity. Buyer and Seller waive any right to sue or to seek any personal judgment or claim against any of the named individuals.



         Section 4.4 Sellers' Covenants.

Each Seller, severally and not jointly, covenants with Buyer as follows:

                  (a) At all times from the Effective Date to the Closing Date, Seller shall cause the Partnerships to maintain in force property insurance and commercial general liability insurance covering the Real Property and the Improvements in accordance with the Partnerships' customary procedures.

                  (b) At all times from the Effective Date to the Closing Date, Seller shall cause the Partnerships to keep and perform all of the material obligations to be performed by the landlord under the Leases.

                  (c) Seller shall cause the respective Partnerships to not, without Buyer's prior consent, which consent will not be unreasonably withheld or delayed, modify, terminate, amend, or allow the assignment of existing Leases, except in accordance with the Partnerships' historical course of conduct in operating the Property.

                  (d) After the Effective Date, Seller shall cause the Partnerships to not remove any Personal Property from the Improvements without replacing it with items of like kind and quality.

                  (e) Seller shall cause the Partnerships to obtain Buyer's written approval prior to entering into any new Service Contract that is not terminable on thirty
                           (30) days notice.

                  (f) Seller will cause the Partnerships to manage, operate, repair and maintain the Property in generally the same manner as the Partnerships managed, operated, repaired and maintained the same prior to the date hereof and, to its reasonable ability, will keep the Property in its present state of repair subject to normal wear and tear, exercising the same degree of care in such matters as the Partnerships have previously exercised.

                  (g) Seller shall cause the Partnerships to update the Rent Roll upon Buyer's request, but no more often than once per month. Seller shall cause the Partnerships to not lease any portion of the Property to any employees of an Affiliate of Seller, except under leases providing for thirty (30) day termination by the owner of the Property.

                  (h) Seller shall cause the Partnerships to use its reasonable business efforts to renew all of the licenses and permits applicable to the Property and which are necessary for the continued operation of the Property as they expire from time to time and shall notify Buyer at least thirty (30) days prior to the expiration date or threatened cancellation date of any license or operating permit.

                  (i) Seller shall cause the Partnerships not to cause any action to be taken which would cause any of the representations or warranties made by Seller in this Contract to be false on or as of Closing Date.

                  (j) Seller shall cause the Partnerships not to enter into or record any easement, covenant, license, permit, agreement or other instrument against the Property or any portion thereof except as may be required to enable the Partnerships to perform their obligations under this Contract or to operate in the ordinary course of business.

                  (k) Effective as of the Closing, Seller shall cause the Partnerships to terminate all management agreements relating to the Property.

                  (l) Seller shall not change the existing use of any Property.

                  (m) Seller shall not knowingly violate or fail to use commercially reasonable efforts to prevent the violation of any applicable laws in any way related to the Property; however, this is not intended as a representation that there are no current violations of applicable laws, nor shall it serve as a covenant to correct violations of laws, if any, that currently exist.

                  (n) Seller shall not materially alter the manner of keeping its books, accounts or records or the accounting methods therein reflected.

                  (o) Subsequent to the Closing, but at no cost to Seller, Seller agrees to reasonably cooperate with Buyer's independent auditors to provide reasonable and necessary access to financial records required to permit the preparation and audit of financial statements of the Properties for the year 2004 pursuant to applicable SEC regulations. This provision shall survive the Closing.

                  (p) Seller shall continue to perform all its obligations under the Existing Loans, and shall not enter into any modification, amendment or restatement thereof that would have a Material Adverse Effect without Buyer's consent, which consent will not be unreasonably withheld; provided, however, the release of the excess land relating to Kalamazoo shall not be deemed to be a modification or amendment which would have a Material Adverse Effect.

                  (q) Sellers agree to expend at least $500,000 in the aggregate, when combined with the expenditures pursuant to the Asset Sale Contract and the Cash Contract, in capital expenditures on the Properties prior to Closing (the CAPITAL EXPENDITURE AMOUNT). As of the Effective Date, there is approximately $311,000 in an escrow account held by the Lenders entitled "Required Repair Fund" (the REQUIRED REPAIR
                           FUND). All amounts that Sellers are reimbursed by the Lenders prior to Closing from the Required Repair Fund shall be included in determining if Sellers achieve the Capital Expenditure Amount. If the Sellers expend less than $500,000 in capital expenditures on the Properties, when combined with the expenditures pursuant to the Asset Sale Contract and the Cash Contract, prior to Closing, then the Sellers shall pay to the Buyer at Closing the positive difference between the actual amount of capital expenditures made by the Sellers and $500,000 (the CAPITAL PAYMENT). The Sellers may elect to assign all or a portion of the Required Repair Fund to Buyer, at no cost to Buyer, as part of the Capital Payment.

                                   ARTICLE 5

                BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 5.1 Buyer's Representations and Warranties.

Buyer represents and warrants to each Seller, which representations and warranties are also deemed to be made on and as of the Closing Date:

                  (a) Buyer is a limited partnership, validly existing and in good standing under the laws of the State of Delaware, and, at Closing, will be, to the extent necessary, qualified to do business in the State where each Property is located.

                  (b) Buyer has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Buyer is duly authorized to do so.

                  (c) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against Buyer.

                  (d) Buyer is in compliance with the requirements of the Orders and other similar requirements contained in the rules and regulations of the OFAC and in any enabling legislation or other Executive Orders or regulations in respect thereof.

                  (e)      Neither Buyer nor any beneficial owner of Buyer:

                           (i)      is listed on the Lists;

                           (ii) is a Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof;

                           (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                           (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

                  (f) The Units, when issued, will have been duly and validly authorized and issued, free of any preemptive or similar rights, and will be fully paid and nonassessable, without any obligation to restore capital except as required by the Delaware Revised Uniform Limited Partnership Act (the LIMITED PARTNERSHIP ACT). Each Designated Owner shall be admitted as a limited partner of the Buyer as of the Closing Date and shall be entitled to all of the rights and protections of a limited partner under the Limited Partnership Act and the provisions of the Buyer's Partnership Agreement, with the same rights, preferences, and privileges as all other limited partners on a pari passu basis. The Common Stock for which the Units may be redeemed have been validly authorized and will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights. As more completely described in the Agreement Regarding Contributed Properties, a copy of which has been attached hereto as

                           EXHIBIT O for purposes of allocating items of income, gain, loss and deduction with respect to the Properties in the manner required by Section 704(c) of the Code (hereinafter defined), the Buyer shall employ, and shall cause any entity controlled by the Buyer which holds title to the Properties to employ, the "traditional method" (with curative allocations on sale) as set forth in Treasury Regulation section 1.704-3(c).

         Section 5.2 Buyer's Covenants.

Buyer covenants and agrees:

                  (a) to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Sellers for their review and inspection during normal business hours and upon reasonable prior notice.

                  (b) that if Buyer obtains knowledge that Buyer or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Buyer shall immediately notify Sellers in writing, and in such event, Sellers shall have the right to terminate this Contract without penalty or liability to Buyer immediately upon delivery of written notice thereof to Buyer.

                  (c) that Buyer shall continue to use commercially reasonable and diligent efforts to assume the Existing Loans on terms and conditions reasonably acceptable to Buyer; provided, that Buyer is not required to agree to any material change of any term of any Existing Loans document as a condition to Lenders' approval of the Assumption.

                  (d) Buyer will forward to Lenders, or a third party entity designated by Lenders, if applicable, the documentation and information requested in the loan assumption package, within 10 days after the Effective Date. Buyer acknowledges that Seller has caused Lenders to deliver to Buyer Lenders' loan assumption package prior to the Effective Date.

                  (e) Buyer will, within 10 days after the Effective Date, if required by Lenders, (i) provide to the Lenders organizational documents of the Buyer's borrowing entity (BUYER'S BORROWER), (ii) provide to the Lenders financial statements of Buyer's Borrower,
                           (iii) authorize the Lenders to conduct credit reports on the Buyer's Borrower, (iv) authorize the Lenders to contact other Lenders who hold loans from entities related to Buyer's Borrower, (v) execute and return the application for the assumption of the Existing Loans on the Lenders' approved form, and (vi) pay one-half (1/2) all processing fees and other expenses required by the Lenders and Seller shall pay one-half (1/2) all processing fees and other expenses required by the Lenders.

                  (f) Buyer will respond timely to all requests from Lenders, but in no event later than 5 business days and will deliver copies of all correspondence

                           (other than correspondence consisting of financial statements and financial condition, or correspondence deemed by Buyer to be confidential to Buyer or its Affiliates) between Buyer, Lenders, and any agent of Lenders to Seller as soon as reasonably practicable.

                  (g) Buyer shall not initiate employment conversations with Seller's manager's employees until after the earlier of (i) three (3) business days prior to the Closing Date and (ii) January 17, 2004.

                  (h) as additional consideration for the sale of the Properties, on the Closing Date, Buyer shall grant to JPI Investment Company, L.P., a Texas limited partnership (JPIIC) warrants (the WARRANTS) to acquire 250,000 shares of the common stock of the REIT at an exercise price of 103% of the per share price at which the Common Stock of the REIT is offered to the public in the Public Offering before any discounts or fees paid to underwriters. The Warrants shall be evidenced by a Warrant Agreement in the form attached hereto as EXHIBIT V, which shall be executed and delivered by Buyer to JPIIC on the Closing Date (and which Warrant Agreement shall provide that the Warrants shall be fully exercisable from one year after the Closing Date until February 28, 2007).

                  (i)      in the event Sellers elect under the provisions of
                           SECTION 1.2 hereof to receive any Units, Buyer shall deliver at Closing to Seller and the Designated Owners an enforceable commitment (the LIQUIDITY COMMITMENT) whereby Buyer agrees to lend to the respective holder of the Units an amount equal to not more than seventy-five percent (75%) of the value of the respective Units, the further terms of which are set forth in the Liquidity Loan Documents (hereinafter defined).

                  Any such loan arising out of the Liquidity Commitment shall be evidenced by documents (the LIQUIDITY LOAN DOCUMENTS) attached hereto as EXHIBIT P.

                  If Seller elects under the provisions of SECTION 1.2(c)(III) hereof, to acquire Units at Closing and if the Liquidity Commitment is delivered at Closing, Buyer's obligation to pay, as its share of the closing costs, 50% of the negative arbitrage for the RAIT Loan shall be waived and such cost shall be fully borne by Seller.

         Section 5.3 Investment Representation.

Buyer is acquiring the Interests for its own account and for investment purposes only, without a view toward distribution or resale thereof, in whole or in part. Buyer may not transfer, sell, or dispose of, or solicit offers for or offer to transfer, sell, or dispose of, all or any portion of the Interests in any manner that would violate or cause the Partnerships to violate applicable state or federal securities laws. The Interests have not been registered under the Securities Act of 1933 or any blue sky or other state securities law or regulation. Buyer may not offer for sale, sell, or transfer the Interests except in accordance with the Limited Partnership Agreement.

                                   ARTICLE 6

                             CLOSING AND PRORATIONS

         Section 6.1 Closing Date.

The CLOSING of this Contract will take place in Title Company's offices commencing at 10:00 a.m., Dallas, Texas time, or such other place as is mutually agreeable to the parties upon three (3) business days prior written notice from Buyer that Buyer has received or will receive the proceeds from the Public Offering from the underwriter(s) (the PUBLIC OFFERING CLOSING); provided, however, that this Contract shall terminate if Closing does not occur prior to January 31, 2005 (the CLOSING DATE). Notwithstanding the foregoing, Seller acknowledges that it is possible that, due to unanticipated delays in the regulatory review and approval process associated with the Public Offering, that the Public Offering Closing may not occur on or before January 31, 2005, despite the reasonable and diligent efforts of Buyer, the REIT and the underwriters to cause the Public Offering Closing to occur before such date. Accordingly, in the event that the Public Offering Closing has not occurred on or before January 31, 2005, and if Buyer has used reasonable and diligent efforts to cause the Public Offering Closing to occur before such date and the failure of the Public Offering Closing to occur is beyond the reasonable control of Buyer, then the Closing Date shall be automatically extended hereunder to a date not earlier than three (3) business days after prior written notice from Buyer to Seller that either the Public Offering Closing has occurred or is anticipated to occur but in no event later than February 28, 2005; provided that if the Closing has not occurred by February 28, 2005, if Seller is not then in default hereunder, the Earnest Money and any Letter of Credit shall be paid (or delivered, as appropriate) to Seller, this Contract shall terminate, and the parties shall have no further rights, liabilities or obligations under this Contract (except for those that expressly survive termination).

         Section 6.2 Closing Matters.

                  (a) Expressly conditioned upon Buyer's compliance with its obligations under SECTION 6.2(b), Sellers shall deliver at Closing:

                           (i) at least 2 counterparts of the stock power transferring the common stock of Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., from Sellers to Buyer (the STOCK POWERS);

                           (ii) at least 2 counterparts of the Assignment of Interests with respect to JPI-CG's and JPI-MC's respective right, title and interest in and to their respective Interests to be transferred hereunder (the ASSIGNMENT OF INTERESTS), such document being modified to properly reflect the respective transfer, but being substantially in the form attached to this Contract as EXHIBIT Q;

                           (iii) at least 2 counterparts of an Assignment of Partnership Interests, and all documents required to be delivered by Buyer under the Assignment of Partnership Interests, duly executed by Genpar and JPIIC with respect to their Interests in Lofts (the ASSIGNMENT OF PARTNERSHIP INTERESTS), substantially in the form attached to this Contract as EXHIBIT R;

                           (iv) the Deed Restrictions executed by the Partnership to be recorded in the real property records of counties in which the Properties are located on the Closing Date;

                           (v) at least 1 counterpart of all assumption documents required to be executed by the Partnerships, if any, with respect to Buyer's assumption of the Existing Loans;

                           (vi) a Rent Roll for each Property dated no earlier than 5 days prior to Closing, certified by the Partnerships to be true and correct in all material respects;

                           (vii) a list of aged rent delinquencies for each Property, identifying each delinquent tenant by name and unit number, dated no earlier than 5 days prior to the date Sellers deliver same;

                           (viii) possession of each Property, subject to the Permitted Exceptions and the rights of tenants in possession under the Leases;

                           (ix) the following to the extent if they are in the Partnerships' possession or control:

                                    (A)      originals (or copies if originals
                                             are not available) of the Leases,
                                             the Service Contracts, the Plans,
                                             the Warranties, and the Records;
                                             and

                                    (B)      all keys to the Improvements
                                             including, but not limited to, keys
                                             to all door locks and keys of any
                                             vehicles or equipment being
                                             conveyed (and an accounting for
                                             keys in possession of others),
                                             which keys shall be marked and
                                             identified; and all documents in
                                             the possession of the Seller,
                                             pertaining to occupants of the
                                             Property, including, but not by way
                                             of limitation, all leases,
                                             applications, correspondence and
                                             credit reports relating to each
                                             such occupant;

                           (x)      a fully executed termination of the
                                    management agreement for each Property at the Partnerships' sole cost and expense;

                           (xi) a license in the form attached hereto as EXHIBIT S authorizing Buyer's continued display of the name "Jefferson", "Jefferson Commons" and the initials "JPI" for a period of nine (9) months after the Closing Date, as well as Buyer's agreement to cause the removal of such names from the Property by no later than nine (9) months after the Closing Date (the LICENSE);

                           (xii) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of the General Partner and the Limited Partner and the authority of the person or persons who are executing the various documents on behalf of the Seller in connection with the sale of the Property;

                           (xiii) the Seller's executed closing statement confirming the prorations and the distribution of the closing proceeds; provided, that the closing statement will only be delivered to the Title Company and Closing Agent and will not be delivered to Buyer;

                           (xiv) if Units are to be issued to any Seller or its Designated Owners, signature pages of the Buyer's Partnership Agreement duly executed by the Seller or the Designated Owners, as applicable, as a limited partner;

                           (xv) a duly executed legal opinion of Seller's counsel in the form attached hereto as EXHIBIT T; and

                           (xvi) at least 1 counterpart of the Registration Rights Agreement, in the form attached hereto as EXHIBIT W, duly executed by the JPIIC and JPI Multifamily Investments L.P.

                  (b) No later than 4:00 p.m., Dallas, Texas time, on the Closing Date, Buyer shall deliver to Closing Agent as a condition precedent to the obligation of each Seller to perform its obligations under SECTION 6.2(a):

                           (i) by wire transfer or other immediately available federal funds, the cash portion of the Purchase Price, subject to applicable prorations and credits;

                           (ii) at least 2 counterparts of the Stock Powers signed by Buyer;

                           (iii) at least 2 counterparts of the Assignment of Interests signed by Buyer;

                           (iv) at least 2 counterparts of the Assignment of Partnership Interests by Buyer;

                           (v) Amended Certificate of Limited Partnership of the Partnerships and Amended Application to Transact Business in the respective states where the Partnerships are doing business duly executed by Buyer deleting the name "Jefferson" and "Jefferson Commons" from the name of the Partnership, removing Sellers as partners in the Partnership and revising the registered office of the Partnership to remove Sellers;

                           (vi) at least 1 counterpart of all assumption documents with respect to Buyer's assumption of the Existing Loans, duly executed by Buyer and the respective Lenders including, without limitation, the Seller Releases;

                           (vii) at least 1 counterpart of the License, duly executed by Buyer;

                           (viii) a written confirmation by Buyer dated as of the Closing Date of the acknowledgements set forth in SECTION 9.12(a);

                           (ix) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of the Buyer in connection with the purchase of the Property;

                           (x)      Buyer's executed closing statement
                                    confirming the prorations and the
                                    distribution of the closing proceeds;

                           (xi) if Units are issued and if the Units are to be certificated, certificates representing the Units duly issued by the Buyer in the name of each Seller and/or each Designated Owner, as applicable, as of the Closing Date representing the Units to which the Seller and/or Designated Owner is entitled pursuant to SECTION 1.02 of this Contract;

                           (xii) if Units are to be issued at the Closing, the fully executed Buyer's Partnership Agreement, with the originally duly executed signature of Education Realty OP Limited Partner Trust, a Maryland business trust which is the wholly owned subsidiary of the REIT, as general partner, and original or photostatic copies of the signatures of all limited partners;

                           (xiii) if Units are to be issued at Closing, the Liquidity Commitment;

                           (xiv) at least 1 counterpart of the Registration Rights Agreement, in the form attached hereto as EXHIBIT W, duly executed by the Buyer, the REIT and all Unit Holders (as that term is defined in the Registration Rights Agreement; and

                           (xv) at least 1 counterpart of each Master Lease duly executed by Buyer.

                  (c) Each Seller and Buyer shall execute and deliver to the appropriate parties any additional documents and instruments that, in the mutual opinion of Buyer's counsel and any Seller's counsel, are necessary to consummate this transaction.

         Section 6.3 Prorations.

                  (a) Ad valorem taxes and assessments (whether for real estate or personal property) against the Property will be prorated at Closing as of the Closing Date based on the tax bills for the year of the Closing. Buyer will receive at Closing a credit against the Purchase Price in an amount equal to the portion of the taxes and assessments on the Property from the beginning of the current tax year to the Closing Date. If Closing occurs before that year's tax bills are available, the proration will be based on the latest tax rate applied to the latest unappealed tax value. If an estimated proration is made, then after the taxes and assessments for the year in which the Closing occurs are finally assessed, within 30 days after demand, Buyer shall refund to Seller any amount overpaid by Seller or Seller shall pay to Buyer the amount of any deficiency in the proration. Buyer shall cause the Partnership to pay all taxes and assessments against the Property before they become delinquent.

                  (b) Buyer acknowledges that all cash assets of the Partnership will be distributed to Seller prior to the Closing. All income and expenses of the Real Property and Improvements (other than ad valorem taxes and assessments) will be prorated at Closing as of the Closing Date on an accrual basis. All rents actually prepaid for a portion of the term on or after Closing, shall be paid to Buyer at Closing or, at Seller's option, offset against the Purchase Price. All other income and expense items subject to proration pertaining to the period prior to the Closing Date will be allocated to and paid by Sellers and all income and expense items subject to proration pertaining to the period starting on the Closing Date will be allocated to and paid by Buyer. Seller is responsible for Lease commissions due Seller's employees and locator fees for Leases under which the tenant moves into a unit prior to the Closing Date. Buyer is responsible for locator fees for Leases under which the tenant moves into a unit on or after the Closing Date. All application fees which are not prepaid security deposits shall be retained by Seller. Any income payable in connection with any Service Contract will be prorated, but no lump sum or up front payments paid to Seller with respect to any Service Contract will be prorated. Rent will be prorated based on the Rent Roll provided by the Partnership at Closing. No later than 3 business days prior to the Closing Date, Buyer and each Seller shall mutually approve and provide to Closing Agent a schedule of prorations in as complete and accurate a form as possible. No later than 60 days after Closing, each Seller and Buyer shall make appropriate post-closing adjustments to the prorations of income and expenses but in no event will any readjustment be made after the 60th day after the Closing Date, other than a readjustment of ad valorem taxes and assessments.

                  (c) All Deposits paid as refundable security for rent, cleaning, pet deposits, or any other purposes will be paid to Buyer at Closing and the obligation, if any, to refund the cash deposits to tenants is assumed by Buyer. Except as provided in SECTION 6.3(d), no non-refundable deposits or fees paid by tenants shall be paid or payable to Buyer.

                  (d) Any amounts of so-called "hassle free move-out" payments paid to the Partnership for current leases on the Properties shall be equally split between Seller and Buyer and, at Closing, Seller shall pay to Buyer its share thereof.

                  (e) All deposits and escrows made by Seller with the respective Lenders will be delivered to the Seller at Closing and will be retained by the Seller or will be credited to the Seller at Closing.

                  (f)      The obligations of Sellers and Buyer under this
                           SECTION 6.3 survive the Closing.

         Section 6.4 Closing Costs.

Costs of closing this transaction will be allocated between Sellers and Buyer as follows:

                  (a) Sellers shall pay (i) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (ii) the cost of increasing the amount of the Owner Policy to the Purchase Price of the Property, (iii) if the Closing occurs on or prior to December 31, 2004, then the portion (which may be all) of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid which is not paid by Buyer; (iv) the cost 50% of any escrow fees or similar charges of Title Company and Closing Agent, (v) the cost of the premiums for a "standard coverage" Owner Policy, (vi) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans, (vii) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, and (viii) the costs, if any, incurred by Seller in connection with the performance of its obligations under this Contract, including any endorsement to the Title Policy which Seller, in its sole and absolute discretion, agrees to obtain in order to cure title defects.

                  (b) Buyer shall pay (i) any premiums related to title insurance for extended coverage or any endorsements or modifications to any policy requested by Buyer and all premiums related to any mortgagee policy, (ii) the cost of providing the title commitment, (iii) the cost of recording the Deed and any other conveyance documents that Buyer may choose to record, (iv) 50% of any escrow fee or similar charges of Title Company and Closing Agent, (v) the cost of the Survey, (vi) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, (vii) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans, (viii) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (ix) subject to SECTION 5.2(i), if the Closing occurs on or prior to December 31, 2004, then 50% of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid, but Buyer shall not be required to pay in excess of $200,000 in the aggregate with respect to all Interests or Properties purchased, and (x) the costs, if any, incurred by Buyer in connection with the performance of its obligations under this Contract.

                  (c) All other expenses incurred by any Seller or Buyer with respect to the Closing, including, but not limited to, legal fees of Buyer and each Seller (except in the event of litigation), will be borne and paid exclusively by the party incurring same, without reimbursement, except to the extent otherwise specified in this Contract.

         Section 6.5 Partnership Matters.

                  (a) The parties acknowledge that for U.S. Federal income tax purposes, the Partnerships will terminate and the taxable year of the Partnerships will end on the Closing Date. Seller shall cause to be filed all applicable income Tax Returns for the period ending on the Closing Date (and Buyer agrees to cooperate with General Partner to the extent necessary), and Sellers shall be responsible for all income taxes for that period, and shall indemnify, defend, and save and keep Buyer harmless therefrom. Buyer shall file all Partnership Tax Returns and pay all taxes due for the period commencing with the Closing Date, and indemnify, defend, and save and keep Sellers harmless therefrom. These indemnities shall expressly survive the Closing without limitation.

                  (b) As used in this SECTION 6.5, the term TAX or TAXES includes all taxes, however denominated, imposed on the Partnerships by any federal, state, local, or foreign government or any agency or political subdivision of any such government, which taxes include, without limiting the generality of the foregoing, all income or profits taxes (including any interest, penalties or additions attributable to or imposed on or with respect to any such taxes), payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales and use taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which the Partnerships are required to pay, withhold, or collect, imposed with respect to the assets or operations of the Partnerships. Taxes do not include any valorem tax or assessment described in SECTION 6.3(a). As used in this SECTION 6.5, TAX RETURN is defined as any return, report, information, return schedule, or other document (including, without limitation, any related or supporting information or schedule, such as self-employment schedules and returns, federal tax Form 1099s, sales and use tax returns, federal and state payroll reports, and federal tax Form 5500s) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

         Section 6.6 Assumption and Release.

By no later than 5:00 p.m., Dallas, Texas time on January 18, 2005 (the ASSUMPTION APPROVAL DATE), Buyer shall either:

         (a) terminate this Contract by giving a termination notice to Sellers stating that the terms of the Assumption are not acceptable to Buyer, following which Closing Agent shall deliver the Earnest Money to Sellers (together with all interest thereon) and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Assumption by proceeding to Closing (absent a termination pursuant to (a) above, Buyer shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Assumption).

Buyer covenants to communicate with Sellers and to keep Sellers informed with respect to the status of the Assumption and the Seller Releases. Buyer will promptly notify Sellers when each Lender consents to the Assumption and the Seller Releases. If Buyer is unable to obtain the Seller Releases by noon, Dallas, Texas time on January 17, 2005, Buyer will promptly notify Seller in writing thereof.

         Section 6.7 Release Approval.

By no later than the Assumption Approval Date, Sellers shall either:

         (a) terminate this Contract by giving a termination notice to Buyer stating that the terms of the Seller Releases are not acceptable to Seller, following which Closing Agent shall deliver the Earnest Money (together with all interest thereon) to Sellers and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Seller Releases by proceeding to Closing (absent a termination pursuant to (a) above, Seller shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Seller Release).

         Section 6.8 Seller's and Buyer's Joint Covenants Regarding Taxation of Cash/Unit Purchase.

For all federal, state and local income tax purposes:

                  (a) Buyer and Seller agree to treat the Seller's contribution of Interests to Buyers in exchange for Units as a nontaxable transaction under Section

                           721 of the Internal Revenue Code of 1986, as amended (the CODE), and Buyer and Seller will not take an inconsistent position therewith except to the extent required by a "determination" as that term is defined under Section 1313 of the Code. Notwithstanding anything to the contrary contained in this Contract, including without limitation the use of words and phrases such as "sell," "sale," "purchase," and "pay," the parties agree that it is their intent that to the extent that consideration for the transfer of the Interests takes the form of the issuance of Units, the transactions contemplated hereby shall be treated for federal income tax purposes pursuant to
                           Section 721 of the Code, as the contribution of the Interests by the Seller to Buyer, in exchange for the Units.

                  (b) Buyer and Seller agree that to the extent there is sufficient cash transferred by Buyer to Seller under
                           SECTION 1.2(c)(II) to defease any existing mezzanine loan on the respective Property plus the payment of Seller's costs under SECTION 6.4(a), it shall be reported under Treasury Regulation Section 1.707-4(d) in such respective amounts as a transfer to reimburse the Seller for capital expenditures, and accordingly, Buyer and Seller will not report such cash transfers as part of a taxable sale of the Property from Seller to Buyer. Buyer and Seller agree that they will not take positions inconsistent with the preceding sentence except to the extent required by a "determination" as that term is defined under Section 1313 of the Code.

                  (c) Buyer and Seller agree that the Existing Loans (together with any fees and expenses required to be paid to Lenders in connection with Buyer's Assumption to the extent assumed by Buyer under SECTION 1.2(c)(i)) will be reported as a "qualified liability", as that term is defined under Treasury Regulation Section 1.707-5 and any fees and expenses required to be paid Lenders in connection with Buyer's Assumption to the extent satisfied by Buyer will be treated as a qualified liability assumed by Buyer and that Seller's allocable share of such qualified liability with respect to its Interest will be treated as a qualified liability. Buyer and Seller agree that they will not take positions inconsistent with the preceding sentence except to the extent required by a "determination" as that term is defined under Section 1313 of the Code.

Notwithstanding the foregoing, the Buyer makes no representations concerning a proper treatment of such transactions and shall have no liability if the contribution and distribution are not so treated. If such treatment is challenged by any taxing authority on audit or otherwise, then solely with respect to such issue, (i) the Designated Owners shall have the right to participate fully, their own expense, in all aspects of the defense of such issue, (ii) the Buyer shall not settle any such issue without the prior consent of the Designated Owners, which consent shall not be unreasonably withheld or delayed, (iii) the Buyer shall inform the Designated Owners reasonably promptly in advance, of the date, time and place of all administrative and judicial meetings, conferences, hearings and other proceedings relating to such issue, and (iv) the Buyer shall provide to the Designated Owners all correspondence with governmental authorities and other documents relating to such issue promptly upon receipt, or in advance of submission to (as the case may be) the relevant taxing authority or court, and

(v) the Buyer shall not file or submit any documents relating to the issue without the prior consent of the Designated Owners which consent shall not be unreasonably withheld or delayed, provided that the Buyer may make such filing or submission if required to comply with any deadline imposed by law or other governmental authority if the Buyer has made commercially reasonably efforts to obtain such prior consent. At any point in the defense of such issue, in its sole discretion, the Buyer may upon notice to the Designated Owners elect to have the Designated Owners conduct the defense of the issue, at the Designated Owners' expense, and retain similar rights with respect to the defense as those granted to the Designated Owners in the immediately preceding sentence, provided that the proviso set forth in clause (ii) of the immediately preceding sentence shall not apply.

                                   ARTICLE 7

                              DEFAULTS AND REMEDIES

         Section 7.1 Material Breach of Sellers' Representations and Warranties Prior to Closing.

Buyer and each Seller shall each notify the other parties to this Contract promptly upon discovery at or prior to Closing that any of the representations and warranties of any Seller in SECTION 4.1 are inaccurate in any material respect. If (i) any of a Seller's representations and warranties in SECTION 4.1 are inaccurate in any material respect at or prior to Closing and (ii) the Seller does not cure (it being understood that the Seller has no obligation to cure at any cost to Seller in excess of $25,000 in the aggregate) the material breach within 10 business days (or within 1 business day if Buyer's notice is given on the Closing Date) after receipt of notice of the breach from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

                  (a) terminate this Contract by giving notice to each Seller on or prior to the Closing Date (which will be extended as necessary to accommodate the applicable cure period); or

                  (b) waive that representation and warranty in its entirety and proceed to the Closing.

A breach of any representation and warranty by a Seller is deemed material for the purposes of this SECTION 7.1 only if it will cause a material adverse effect, including without limitation a financial effect on the Real Property and Improvements of greater than $200,000 for any single Property and one or more breaches by Seller or Seller's representations and warranties are deemed material if they will cause a material adverse financial effect greater than $1,000,000 in the aggregate with respect to any or all of the Properties. Any breach of any representation and warranty by a Seller that is not material is deemed waived by Buyer and Buyer and each Seller shall proceed with Closing without any reduction in the Purchase Price. If Seller can effect a cure at a cost of $25,000 or less in the aggregate, Seller shall effect the cure.

If Buyer terminates this Contract under this SECTION 7.1, then Closing Agent or Sellers, as applicable, shall return the Earnest Money and the Letter of Credit to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination). If Buyer has actual knowledge of the inaccuracy or breach of any representation or warranty by any Seller at or prior to Closing and the Closing occurs, Buyer is deemed to waive the breach of the representation and warranty in its entirety.

         Section 7.2 Buyer's Remedies.

                  (a) Sellers Inability to Transfer Partnership Interest or Provide Owner Policy; Condemnation; Major Casualty Damage.

                  If:

                           (i) any Seller is unable to transfer title to its Partnership Interest at Closing as required under this Contract for any reason other than an affirmative act by the Seller that prevents the Seller from transferring title as required and the failure is not remedied within 1 business day thereafter or Buyer does not waive any defect and accept the transfer of the Partnership Interest as the Seller is able to transfer it;

                           (ii) the Partnership's title to the Real Property and Improvements at Closing is subject to any title exception other than the Permitted Exceptions for any reason other than an affirmative act by any Seller or the Partnership (excluding any election not to cure any objection by Buyer under SECTION 3.1) that prevents the Partnership from having the title required and the failure is not cured within 1 business day thereafter or Buyer does not waive any defect in title and accepts the Partnership's title as it exists on the Closing Date;

                           (iii) condemnation proceedings are initiated against all or any portion of the Property and Buyer does not waive its right to terminate this Contract as specified in
                                    SECTION 8.3; or

                           (iv) a Major Casualty (defined in SECTION 8.3) occurs and Buyer does not waive its right to terminate this Contract as specified in
                                    SECTION 8.3;

                  then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to each Seller within 10 days after the event specified in
                  SECTION 7.2(a)(i) or (II) occurs or Seller delivers written notice to Buyer of the occurrence of an event listed in
                  SECTION 7.2(a)(III) or (IV), and Closing Agent or Sellers, as applicable, then shall return the Earnest Money and/or the Letter of Credit to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

                  (b) Other Seller Defaults. If (A) any Seller does not timely perform its obligations under SECTION 6.2(a) for any reason other than (i) Buyer's failure to timely perform its obligations under SECTION 6.2(b) or (ii) an act that falls under SECTION 7.2(a) (or the termination of this Contract under any applicable provision of this Contract), or (B) any Seller does not timely perform any of its material obligations under this Contract other than its obligations under SECTION 6.2(a) (for any reason other than the termination of this Contract) under any applicable provision of this Contract and does not cure the default within 10 business days after receipt of written notice of the default from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

                           (i) enforce specific performance of such Seller's obligation to convey its Partnership Interest to Buyer in accordance with this Contract; or

                           (ii) terminate this Contract by giving notice to each Seller within 5 business days thereafter, then Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

                  Buyer is deemed to elect to terminate this Contract, receive a return of the Earnest Money and, as applicable, the Letter of Credit as liquidated damages, and waive any right to enforce specific performance against Sellers unless Buyer complies with its obligations under SECTION 6.2(b) on the Closing Date, gives Sellers notice of its intent to enforce specific performance within 60 days after the Closing Date, and files an action to enforce specific performance against each Seller in an appropriate State court having jurisdiction over the Real Property within 2 years and 1 day after the Closing Date.

                  (c) Seller's Failure or Refusal to Convey Title at Closing. Except as set forth in SECTION 7.2(a)(i), if Seller fails or refuses to convey title to Buyer at Closing and Seller does not remedy the failure or refusal within 7 business days after receipt of written notice from Buyer, then (1) this Contract will automatically terminate, (2) Seller will reimburse Buyer for its actual, verifiable, third party, out-of-pockets costs with respect to this Contract and the Asset Sale Contract and the Cash Contract in an aggregate amount not to exceed $750,000, and (3) Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit, to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

         Section 7.3 Sellers' Remedies.

                  If:

                  (a)      Buyer does not timely perform in accordance with
                           SECTION 6.2(b) for any reason, except the termination of this Contract under any applicable provision of this Contract; or

                  (b) Buyer is otherwise in default in the performance of any of its material obligations under this Contract and does not cure the default within 10 days after receipt of notice of the default from any Seller (but neither Seller is required to give Buyer notice of default in the performance of Buyer's obligations under SECTION 6.2(b) or any other obligation involving the payment of money);

then, Sellers shall, as their sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to Buyer, Closing Agent shall pay the Earnest Money and, as applicable, shall deliver the Letter of Credit to Sellers and Sellers will retain all Earnest Money or funds from the Letter of Credit as liquidated damages, and the parties have no further rights, liabilities, or obligations under this Contract (except for those that expressly survive termination). The parties agree that Sellers' damages are difficult to ascertain and that the Earnest Money is a fair approximation of Sellers' damages. Notwithstanding anything to the contrary in this SECTION 7.3, Buyer's indemnity obligations under SECTION 3.2(d) of this Contract are separate and distinct obligations that are not subject to the liquidated damage provisions contained in this SECTION 7.3. Buyer's and its issuers obligations under the Letter of Credit will survive the termination of this Contract.

                                   ARTICLE 8

                            CASUALTY AND CONDEMNATION

         Section 8.1 Risk of Loss and Notice.

Subject to all other provisions of the Contract, including without limitation,
SECTION 3.2(d), the risk of loss or damage to the Real Property and Improvements by fire or other casualty prior to the Closing Date is borne by Sellers. Each Seller shall cause to be given to Buyer prompt notice of any destruction of any part of the Real Property and Improvements or the commencement of any condemnation proceedings against the Real Property and Improvements between the Effective Date and the Closing Date.

         Section 8.2 Minor Casualty.

Whether or not the notice required by SECTION 8.1 is given, if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is $500,000 or less for any individual Property (a MINOR Casualty), Closing will occur with no reduction in the Purchase Price and at Closing:

                  (a) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under the Partnership's property insurance policy;

                  (b) Buyer shall accept the Real Property and remaining Improvements in their damaged state; and

                  (c) as between Buyer and Sellers, neither the Partnership nor any Seller has any obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements.

         Section 8.3 Major Casualty and Condemnation.

If condemnation proceedings are commenced against any portion of the Real Property and Improvements, or if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is more than $500,000 for any individual Property (a MAJOR CASUALTY), and Buyer has not waived the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then this Contract automatically terminates and Buyer is deemed to have exercised its remedies under SECTION 7.2(a). If Buyer waives the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then Closing will occur without reduction in the Purchase Price and at Closing:

                  (a)      if a Major Casualty occurs:

                           (i) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under the Partnership's property insurance policy;

                           (ii) Buyer will accept the Real Property and remaining Improvements in their damaged state; and

                           (iii) as between Buyer and Sellers, neither the Partnership nor any Seller has any obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements; and

                  (b)      if condemnation proceedings are begun:

                           (i) Buyer will accept the Real Property and remaining Improvements subject to the condemnation proceedings;

                           (ii) Sellers have no liability with respect to any portion of the Real Property and Improvements that is condemned, or with respect to any costs or expenses incurred by the Partnership or Buyer as a result of any condemnation proceedings; and

                           (iii) Sellers shall reasonably cooperate with Buyer in any condemnation proceedings.

                                   ARTICLE 9

                                  MISCELLANEOUS

         Section 9.1 Notices.

All notices, requests, approvals, consents, and other communications required or permitted under this Contract (NOTICES) must be in writing and are effective:

                  (a) on the business day sent if (i) sent by fax prior to 5:00 p.m. Dallas, Texas time, (ii) the sending fax generates a written confirmation of sending, and
                           (iii) a confirming copy is sent on the same business day by one of the other methods specified below;

                  (b) on the next business day after delivery, on a business day, to a nationally recognized overnight courier service for prepaid overnight delivery;

                  (c) 3 days after being deposited on a business day in the United States mail, certified, return receipt requested, postage prepaid, or

                  (d) upon receipt if delivered by any method other than the methods specified above;

in each instance addressed to Buyer or a Seller, as the case may be, at the following addresses, or to any other address either party may designate by 10 days' prior notice to the other party:

Seller:                    c/o JPI
                           600 East Las Colinas Blvd., Suite 1800
                           Irving, Texas  75039
                           Attention:       Robert D. Page
                           Telephone:       (972) 556-1700
                           Fax:             (972) 556-6934
                           E-Mail:          rpage@jpi.com

                           c/o JPI
                           600 East Las Colinas Blvd., Suite 1800
                           Irving, Texas  75039
                           Attention:       Mark Bryant
                           Telephone:       (972) 556-6970
                           Fax:             (972) 444-2117
                           E-Mail:          mbryant@jpi.com

                           With a copy to:

                           Munsch Hardt Kopf & Harr, P.C.
                           4000 Fountain Place
                           1445 Ross Avenue
                           Dallas, Texas  75202-2790
                           Attention:       Gregg Cleveland
                           Telephone:       (214) 855-7537
                           Fax:             (214) 978-4364
                           E-Mail:          gcleveland@munsch.com

Buyer:                     Education Realty Operating Partnership, LP
                           530 Oak Court Drive, Suite 300
                           Memphis, Tennessee 38117
                           Attention:       Paul O. Bower
                           Telephone:       (901) 259-2500
                           Fax:             (901) 259-2594
                           E-Mail:          pbower@aoinc.com

                           With a copy to:

                           Martin, Tate, Morrow & Marston, P. C.
                           6410 Poplar Avenue, Suite 1000
                           Memphis, Tennessee 38119-4843
                           Attention:       Lee Welch
                           Telephone:       (901) 522-9000
                           Fax:             (901) 527-3746
                           E-Mail:          lwelch@martintate.com

                           With a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                           Atlanta, Georgia 30326
                           Attention: Rosemarie Thurston
                           Telephone:       (404) 233-7000
                           Fax:             (404) 365-9532
                           E-Mail:          rthurston@mmmlaw.com

Each party shall use commercially reasonable efforts to send a copy of any notice of termination under this Contract to Closing Agent on the same date and by the same method(s) as it is sent to the other party. The failure to send a copy of any termination notice to Closing Agent does not invalidate an otherwise valid termination notice. E-mail addresses are included in this SECTION 9.1 for convenience only: e-mail is not an acceptable form for Notices under this Contract.

         Section 9.2 Performance.

Time is of the essence in the performance of this Contract.

         Section 9.3 Binding Effect.

This Contract is binding upon and inures to the benefit of the successors and assigns of the parties.

         Section 9.4 Entire Agreement.

This Contract, the Exhibits to this Contract and any agreements called for by this Contract supercede the existing letter of intent between the parties dated July 2, 2004, embody the complete agreement between the parties and cannot be varied except by written agreement of each Seller and Buyer. No delay or omission in the exercise of any right or remedy accruing to Seller or Buyer upon any breach under this Contract shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Buyer of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained.

         Section 9.5 Assignment.

                  (a) This Contract may not be assigned by a party without the prior consent of the other party except that the Buyer may assign its rights and obligations to an Affiliate (defined below). Any assignee of assignor's interest in this Contract is bound by all approvals and waivers, actual and deemed, by assignor prior to the assignment, and must assume in writing all of assignor's obligations under this Contract. Assignor is not released from the obligations created under this Contract as a result of any permitted assignment. Upon Buyer's written request received by Seller at least ten (10) days prior to the Closing Date, Seller will cause the various Interests to be conveyed at Closing to various specified Affiliates of Buyer set forth in Buyer's request.

                  (b) Upon any assignment of this Contract, assignor shall promptly deliver to the other party a fully executed original of the assignment of this Contract and the assumption by the assignee of assignor's obligations under this Contract, which assignment must include the federal tax identification number of the assignee.

                  (c) No consent given by a party to any transfer or assignment of assignor's rights or obligations under this Contract may be construed as a consent to any other transfer or assignment of assignor's rights or obligations. No transfer or assignment in violation of this SECTION 9.5 is valid or enforceable.

                  (d) An AFFILIATE of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term CONTROL


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                           means the possession, directly or indirectly, of the
                           power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise.

         Section 9.6 Commissions.

Each party hereby warrants to the other party that it has not dealt with any real estate broker or salesman in the negotiation of this Contract. Each party shall indemnify, defend, and hold harmless the other party against any real estate commissions due by virtue of the execution or Closing of this Contract, the obligation or asserted claim for which arises from actions taken or claimed to be taken by or through the indemnifying party. The provisions of this SECTION
9.6 survive the Closing or any earlier termination of this Contract.

         Section 9.7 Headings.

Section headings or captions are used in this Contract for convenience only and do not limit or otherwise affect the meaning of any provision of this Contract.

         Section 9.8 Holidays, Etc.

Whenever any time limit or date provided herein falls on a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or on a day when federal banks are closed, then that date is extended to the next day that is not a Saturday, Sunday, or legal holiday or a day when federal banks are closed. The term BUSINESS DAY as used in this Contract means any day that is not a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or a day when federal banks are closed.

         Section 9.9 Legal Fees.

If there is litigation, arbitration, or mediation concerning the interpretation or enforcement of this Contract or any portion of this Contract, the prevailing party, upon a final non-appealable judgment has been entered in a court of competent jurisdiction, is entitled to recover from the losing party its reasonable legal fees and paraprofessional fees, court costs, and expenses. The provisions of this SECTION 9.9 survive the Closing or any earlier termination of this Contract.

         Section 9.10 Governing Law.

The laws of the State where the Real Property is located govern this Contract.

         Section 9.11 Severability.

If any provision in this Contract is unenforceable in any respect, the remainder of this Contract remains enforceable and, in lieu of the unenforceable provision, there will be added to this Contract upon the agreement of Buyer and Seller a provision as similar in terms to the unenforceable clause as may be possible and be enforceable.


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

         Section 9.12 Disclaimers, Waivers, and Releases.

Buyer acknowledges and agrees that:

                  (a) EXCEPT AS MAY BE SPECIFICALLY STATED IN SECTION 4.1, EACH SELLER, FOR ITSELF AND ON BEHALF OF JPI APARTMENT CONSTRUCTION, L.P., JPI APARTMENT MANAGEMENT, L.P., JPI APARTMENT DEVELOPMENT, L.P., JPI CONSTRUCTION, L.P., JPI LIFESTYLE APARTMENT COMMUNITIES, L.P., AND JPI INVESTMENT COMPANY, L.P., AND THEIR RELATED AFFILIATES (COLLECTIVELY, THE "SELLER AFFILIATES") SPECIFICALLY DISCLAIMS, AND BUYER EXPRESSLY WAIVES, ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS, TO, OR CONCERNING: (I) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, AND THE SUITABILITY OF THE REAL PROPERTY AND IMPROVEMENTS FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY ELECT TO CONDUCT THEREON; (II) MATTERS OF TITLE; (III) THE NATURE, ENFORCEABILITY, AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION, OR OTHERWISE RELATING TO THE REAL PROPERTY AND IMPROVEMENTS; (IV) THE COMPLIANCE OF THE REAL PROPERTY AND IMPROVEMENTS OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR OTHER BODY, INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OR THE FAIR HOUSING ACT, AS AMENDED FROM TIME TO TIME; (V) WHETHER THE IMPROVEMENTS ARE BUILT IN A GOOD AND WORKMANLIKE MANNER; (VI) ZONING TO WHICH THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF MAY BE SUBJECT;
                           (VII) THE AVAILABILITY OF ANY UTILITIES TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS, ELECTRIC, PHONE, AND CABLE; (VIII) USAGES OF ADJOINING PROPERTY; (IX) ACCESS TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF; (X) THE VALUE, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS PROVIDED BY SELLER, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS, OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PART THEREOF; (XI) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS; (XII) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY AND IMPROVEMENTS;
                           (XIII) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE REAL PROPERTY AND IMPROVEMENTS; (XIV) THE EXISTENCE OF VESTED LAND USE, ZONING, OR BUILDING ENTITLEMENTS AFFECTING THE REAL PROPERTY AND IMPROVEMENTS; (XV) TAX CONSEQUENCES (INCLUDING, BUT NOT LIMITED TO, THE AMOUNT OF, USE OF, OR PROVISIONS RELATING TO ANY TAX CREDITS); (XVI) WARRANTIES (EXPRESS OR IMPLIED) OF CONDITION REGARDING THE FITNESS OF THE REAL PROPERTY AND IMPROVEMENTS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TENANTABILITY, HABITABILITY, OR

                           SUITABILITY FOR ANY INTENDED USE; (XVII) ANY
                           ENVIRONMENTAL CONDITIONS THAT MAY EXIST ON THE REAL PROPERTY AND IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OF PETROLEUM PRODUCTS, PETROLEUM RELATED PRODUCTS, FUNGI OF ALL FORMS AND TYPES, "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "TOXIC SUBSTANCES," OR "SOLID WASTES" AS THOSE TERMS (WHICH ARE COLLECTIVELY REFERRED TO IN THIS CONTRACT AS "HAZARDOUS MATERIALS") ARE DEFINED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED BY SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 ("RCRA"), AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AND STATE ENVIRONMENTAL LAWS, AND IN THE REGULATIONS PROMULGATED PURSUANT TO THOSE LAWS, ALL AS AMENDED (COLLECTIVELY, THE "HAZARDOUS WASTE LAWS") AND BUYER RELEASES AND WAIVES ANY CLAIMS OR CAUSES OF ACTION AGAINST EACH SELLER, EACH SELLER'S AGENTS AND EACH SELLER'S AFFILIATES BASED IN WHOLE OR IN PART ON ANY VIOLATION OF, OR ARISING WITH RESPECT TO, ANY FEDERAL, STATE, OR LOCAL STATUTE, ORDINANCE, RULE, OR REGULATION RELATING THERETO; AND (XVIII) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE REAL PROPERTY AND IMPROVEMENTS.

                  (b) BUYER SHALL PERFORM ALL INVESTIGATIONS OF THE INTERESTS AND THE PROPERTY IT DEEMS NECESSARY DURING THE DUE DILIGENCE PERIOD AND WILL RELY SOLELY ON ITS OWN INVESTIGATIONS. ANY PLANS OR SPECIFICATIONS PROVIDED BY SELLERS ARE PROVIDED SOLELY FOR CONVENIENCE AND BUYER IS RELYING SOLELY ON ITS OWN PHYSICAL INVESTIGATION OF THE PROPERTY AND IS NOT RELYING ON THE ACCURACY OF ANY PLANS OR SPECIFICATIONS. IF BUYER DOES NOT TERMINATE THIS CONTRACT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER ACCEPTS THE PROPERTY AS CONSTRUCTED REGARDLESS OF WHETHER THE IMPROVEMENTS AS CONSTRUCTED CONFORM TO ANY PLANS OR SPECIFICATIONS. BUYER ACKNOWLEDGES THAT THE IMPROVEMENTS AS CONSTRUCTED MAY NOT AND VERY LIKELY DO NOT CONFORM IN ALL RESPECTS TO THE PLANS AND SPECIFICATIONS AND BUYER HEREBY WAIVES ANY CLAIMS IT MAY HAVE AS A RESULT OF ANY NON-CONFORMITY OF ANY IMPROVEMENTS AS ACTUALLY CONSTRUCTED WITH THE PLANS AND SPECIFICATIONS. BUYER IS NOT AND WILL NOT RELY ON ANY INFORMATION PROVIDED OR NOT PROVIDED TO BUYER BY SELLER OR THE PARTNERSHIP TO MAKE A DECISION CONCERNING THE PURCHASE OR NON-PURCHASE OF THE INTERESTS. ALL SELLER INFORMATION (DEFINED BELOW) IS SUBJECT TO BUYER'S VERIFICATION AND, REGARDLESS OF BUYER'S FAILURE TO SO VERIFY THE SELLER INFORMATION, BUYER WILL NOT HOLD ANY SELLER OR ANY SELLER AFFILIATE LIABLE FOR OR MAKE ANY CLAIMS AGAINST ANY SELLER OR ANY SELLER AFFILIATE AS TO THE ACCURACY OR INACCURACY OF ANY SELLER INFORMATION.

                  (c) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND

                           OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE BUYER TO MAKE BUYER'S OWN DETERMINATION WITH RESPECT TO THE ACQUISITION OR NON-ACQUISITION OF THE INTERESTS AND THE PRESENCE OR DISPOSAL ON OR BENEATH THE REAL PROPERTY AND IMPROVEMENTS (AND OTHER PARCELS IN PROXIMITY THERETO) OF HAZARDOUS MATERIALS. BUYER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF HAZARDOUS MATERIALS ON OR NEAR THE REAL PROPERTY AND IMPROVEMENTS.

                  (d) NO REPRESENTATIONS HAVE BEEN MADE BY ANY SELLER, ANY SELLER AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES, AND BUYER HAS NOT RELIED ON ANY INFORMATION SUPPLIED BY ANY SELLER OR THE PARTNERSHIP IN ENTERING INTO, CONTINUING THE EFFECTIVENESS OF, OR CLOSING UNDER THIS CONTRACT OTHER THAN SELLERS' REPRESENTATIONS AND WARRANTIES SPECIFIED IN SECTION 4.1. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO EACH SELLER THAT NO SELLER NOR ANY SELLER AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES HAS MADE ANY REPRESENTATION OR STATEMENT TO BUYER CONCERNING THE VALUE OF INTERESTS OR THE PROPERTY'S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS ANY SELLER OR ANY SELLER AFFILIATE OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO BUYER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE INTERESTS OR THE PROPERTY.

                  (e) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER IS RELYING SOLELY ON BUYER'S INDEPENDENT ANALYSIS AND INVESTIGATION OF THE PROPERTY AND BUYER ASSUMES THE RISK THAT AN ADVERSE CONDITION ON THE PROPERTY MAY NOT HAVE BEEN REVEALED BY ITS OWN DUE DILIGENCE. NO SELLER HAS ANY DUTY TO INFORM, ADVISE, OR OTHERWISE PROVIDE INFORMATION TO BUYER THAT THE SELLER MAY HAVE REGARDING THE INTERESTS OR THE PROPERTY EXCEPT AS EXPRESSLY REQUIRED IN THIS CONTRACT. ANY INFORMATION, DOCUMENTS, OR REPORTS SUPPLIED OR MADE AVAILABLE BY A SELLER OR THE PARTNERSHIP, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OPERATION STATEMENTS, RENT ROLLS, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE REPORTS) (COLLECTIVELY "SELLER INFORMATION") ARE BEING DELIVERED TO BUYER ON AN AS-IS, WHERE IS, AND WITH ALL FAULTS BASIS, SOLELY AS A COURTESY. NEITHER THE PARTNERSHIP NOR ANY SELLER HAS EITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION IN ANY OF THE SELLER INFORMATION, NOR ANY METHOD USED TO COMPILE THE SELLER INFORMATION, NOR THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE SELLER INFORMATION. SELLER MAKES NO, AND BUYER WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW AS TO THE ACCURACY, COMPLETENESS, OR ANY OTHER ASPECT OF THE SELLER INFORMATION.

                  (f)      EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR
                           SECTION 4.1, NO SELLER NOR ANY SELLER AFFILIATE IS RESPONSIBLE OR LIABLE TO BUYER OR ANY SUCCESSOR OR ASSIGNEE OF BUYER, AND BUYER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, RELEASES AND COVENANTS NOT TO SUE ANY SELLER OR ANY SELLER AFFILIATE FOR ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OR OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR
                           SECTION 4.1, BUYER IS PURCHASING THE INTERESTS WITH THE UNDERSTANDING THAT THE PROPERTY IS AS IS, WHERE IS, AND WITH ALL FAULTS. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR SECTION 4.1, BUYER RELEASES EACH SELLER AND ALL SELLER AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AND AGENTS FOR ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION, OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. THIS RELEASE WILL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO UNKNOWN CLAIMS, DAMAGES, AND CAUSES OF ACTION. THIS COVENANT RELEASING EACH SELLER AND ALL SELLER AFFILIATES IS A COVENANT RUNNING WITH THE PROPERTY AND IS BINDING UPON BUYER, ITS SUCCESSORS AND ASSIGNS.

THE PROVISIONS OF THIS SECTION 9.12 SURVIVE THE CLOSING OR ANY EARLIER TERMINATION OF THIS CONTRACT.

         Section 9.13 Rule of Construction.

Each party and its counsel have reviewed and revised this Contract. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Contract or any amendments, schedules, or exhibits to this Contract.

         Section 9.14 Effective Date.

The EFFECTIVE DATE of this Contract is September 17, 2004.

         Section 9.15 Independent Contract Consideration.

Of the Earnest Money, $100.00 shall be deemed to be independent consideration for the options granted in this Contract. Such independent consideration is deemed to be earned upon the final execution of this Contract by all parties and is non-refundable to Buyer; therefore, in the event Buyer terminates this Contract for any reason and the Earnest Money is thereupon returnable to Buyer, notwithstanding anything contained herein to the contrary, $100.00 of such Earnest Money shall be tendered to Seller.

         Section 9.16 Counterparts and Facsimile Signatures.

This Contract may be executed in one or more counterparts. Each counterpart is an original and proof of this Contract may be made without more than one counterpart. Facsimile signatures are binding on the party providing the facsimile signatures.

         Section 9.17 No Recording.

Buyer covenants that neither it nor any successor or assign will record in any public real property records this Contract or any memorandum or affidavit relating to this Contract or otherwise cloud title to the Property. In addition to Seller's remedies in SECTION 7.3, if Buyer breaches this SECTION 9.17, Buyer will record a release of any such memorandum or affidavit no later than five (5) days after request by Seller. This SECTION 9.17 survives the Closing or earlier termination of this Contract and Seller may enforce specific performance of Buyer's obligations under this SECTION 9.17.

         Section 9.18 Further Acts.

In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Buyer and Seller, Buyer and Seller shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the one party may reasonably require to consummate the transaction contemplated hereunder as long as such performance, execution or delivery is acceptable to the other party.

         Section 9.19 Waiver of Jury Trial.

                  (a) If a claim (whether based on contract, statute, regulation, or otherwise) between Seller and Buyer arising out of or relating to this Contract (including, without limitation, the construction, validity, interpretation, termination, enforceability or alleged breach or threatened breach of the provisions contained in this Contract) (defined for the purposes of this SECTION 9.19 only, DISPUTE) cannot be resolved informally, then the parties, if requested in writing by either party, shall each appoint a corporate representative (with authority to make decisions) to meet in a good faith effort to attempt to resolve such Dispute. If such meeting is requested, the meeting shall occur within 10 business days after the request for such meeting. If the corporate representatives of the parties are unable to resolve the Dispute within 20 days after the meeting, the Dispute shall be resolved by binding arbitration pursuant to SECTION 9.19(b).

                  (b) Any Dispute (including, without limitation, any dispute over arbitrability or jurisdiction) not settled under SECTION 9.19(a) shall be, upon demand of a party to such Dispute, resolved by arbitration held in Dallas, Texas, administered by the AAA and, except as modified by this SECTION 9.19(b), governed by the Commercial Arbitration Rules and Mediation Procedures of the AAA (AAA RULES). The law applicable to the arbitration process and procedure, including the administration and enforcement thereof, shall be the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.), as amended. The parties to the Dispute shall be entitled to engage in reasonable discovery, including the right to production of relevant documents by the opposing party or parties and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any party to the Dispute be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by any other party to the Dispute within the time limit set and to the extent required by order of the arbitrator(s). The arbitrator(s) shall determine the rights and obligations of the parties to the Dispute according to the terms and provisions of this Contract and the governing law specified in SECTION
                           9.10 of this Contract to the extent not inconsistent with the Federal Arbitration Act. The arbitrator(s) shall hear and determine any preliminary issue of law asserted by any party to the Dispute to be dispositive of any claim or defense, in whole or in part, in the manner that a court would hear and dispose of a motion to dismiss for failure to state a claim or for summary judgment, pursuant to such terms and procedures as the arbitrator(s) deem appropriate. Any award by the arbitrator(s), whether preliminary or final, shall be in writing, signed by each arbitrator, and specify the reasons for the award, including specific findings of fact and law. An arbitration award rendered in any such proceeding shall be final, binding, and non-appealable, and may be modified or vacated only on the grounds provided by the Federal Arbitration Act. A judgment on the arbitration award may be entered in any court having competent jurisdiction. The arbitrators shall be divested of any power to award damages in the nature of punitive, exemplary, or consequential damages. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy do not exceed $100,000, a single arbitrator will be impaneled, who will have authority to render a maximum award of $100,000, including all damages of any kind and costs, fees, interest, and the like. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy exceed $100,000, the Dispute(s) will be decided by a majority vote of three arbitrators.

                  (c) If a Dispute is required under SECTION 9.19(b) to be heard by three arbitrators, the selection of such arbitrators shall be as follows: each party to the Dispute shall each appoint one arbitrator within 20 days after the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within 20 days after the latter of the two arbitrators has been appointed by the parties. If either of the parties fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three arbitrators not yet appointed. Each arbitrator shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the parties to the Dispute concerning the arbitration or the underlying Dispute other than communications directly concerning the selection of the presiding arbitrator. If a Dispute is required under SECTION 9.19(b) to be heard by one arbitrator, the selection of the arbitrator shall be in accordance with the AAA Rules then in effect. All arbitrators shall be knowledgeable in the subject matter of the Dispute.

         Section 9.20 Exchange.

                  (a) Sellers may elect to consummate the sale of the Property as part of a so-called like kind exchange (the EXCHANGE) pursuant to Section 1031 of the Code.

                  (b) If Sellers so elect, the following provisions shall apply and Buyer is obligated to cooperate with Sellers in effecting the Exchange only if:

                  -        the Closing Date is not delayed;

                  - Buyer incurs no additional liabilities of any kind in effecting the Exchange;

                  - Buyer is not required to hold title to the exchange property at any time; and

                  - Sellers shall pay all additional costs incurred by Sellers and Buyer in effecting the Exchange, including attorneys' fees.

         Section 9.21 Related Property.

Buyer has entered into a Contract of Sale/Contribution (the ASSET SALE CONTRACT) with JEFFERSON COMMONS - TUCSON PHASE II LIMITED PARTNERSHIP and JEFFERSON COMMONS - COLUMBIA, L.P., and a Contract of Sale (the (CASH CONTRACT) with JEFFERSON COMMONS - LAWRENCE, L.P., and JEFFERSON COMMONS - WABASH, L.P. concerning Buyer's acquisition of real property therein described. If the Asset Sale Contract or the Cash Contract is terminated, either Seller or Buyer may terminate this Contract by written notice delivered to the other within 10 days after termination of the respective Contract. Additionally, if Buyer fails to deposit the Earnest Money hereunder or under the Asset Sale Contract or the Cash Contract as required herein or therein, Sellers may terminate this Contract

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and both the Asset Sale Contract and the Cash Contract by written notice delivered to Buyer within 3 days after Buyer's failure to timely deliver either Earnest Money. If this Contract is terminated under this Section, the Closing Agent shall deliver the Earnest Money as provided in this Contract as though the reason for such termination under the Partnership Sale Contract and the Cash Contract also occurred under this Contract and the parties shall thereafter have no further rights, liabilities, or obligations under this Contract, the Asset Sale Contract or the Cash Contract except for matters which expressly survive termination. Seller's rights under this Section survive termination of this Contract. The intent of the parties is that this Contract, the Asset Sale Contract and the Cash Contract be cross defaulted.

         Section 9.22 Confidentiality.

Seller acknowledges that the matters relating to the REIT, the Public Offering, this Contract and this transaction (collectively, the INFORMATION) are confidential in nature. Therefore, Seller and, if applicable, each Designated Owner covenants and agrees to keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Buyer's prior written consent, disclose any Information in any manner whatsoever; provided, however, (a) that the Information may be revealed only to the Seller's directors, officers, employees, legal counsel, consultants, and advisors and to the Existing Lenders (collectively, the INFORMATION GROUP), in each case on a "need to know" basis, each of whom shall be informed of the confidential nature of the Information, and (b) this confidentiality agreement is not intended to limit Seller's continued use of its books, records, documents and other materials necessary for the continued conduct of Seller's daily business and that of the respective Properties. If the Seller or any member of the Information Group is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Information, the applicable member of the Information Group will notify the Buyer promptly so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this SECTION 9.22. In the event that no such protective order or other remedy is obtained, or that the Buyer waives compliance with the terms of this SECTION 9.22, the applicable member of the Information Group may furnish only that portion of the Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information. Seller acknowledges that remedies at law may be inadequate to protect the Buyer or the REIT against any actual or threatened breach of this SECTION 9.22, and, without prejudice to any other rights and remedies otherwise available, Seller agrees to the granting of injunctive relief in favor of the REIT and/or the Buyer. Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms TAX TREATMENT and TAX STRUCTURE have the meanings specified in Treasury Regulation section 1.6011-4(c). Buyer agrees that if the transaction contemplated by this Contract is not consummated for any reason, then Buyer will (i) return to Seller all documents and information obtained from Seller promptly upon request and (ii) keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Seller's prior written consent, disclose any Information, the content or results of Buyer's investigations and the information contained in the materials delivered by Seller to

Buyer, in any manner whatsoever or use the information gathered by Buyer or sent by Seller to Buyer in a manner which will (a) harm or tend to harm Seller, or
(b) provide Buyer with an advantage in dealing with third parties in competition with Seller or any Seller Affiliate.


                            [SIGNATURE PAGE FOLLOWS.]

         EXECUTED by Seller on September 22, 2004, to be effective the 17th day of September, 2004.

                                   JPI-CG MEZZ LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI-MC MEZZ LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI Genpar Realty LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI Investment Company, L.P., a Texas limited partnership

                                   By:  JPI Multifamily Investments L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: New GP LLC, a Delaware limited
                                            liability company, general partner


                                        By: /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------

EXECUTED by Buyer on September 21, 2004, to be effective the 17th day of September, 2004.

                                    BUYER

                                    EDUCATION REALTY OPERATING
                                    PARTNERSHIP, LP, a Delaware limited
                                    partnership

                                    By:   Education Realty OP GP, Inc.,
                                          its General Partner


                                           By: /s/ Paul O. Bower
                                              ---------------------------------

                                           Name: Paul O. Bower
                                                -------------------------------

                                           Title: President
                                                 -------------------------------

                                    Buyer's Tax ID No.
                                                      -------------------------

                                    The undersigned executes this Contract
                                    solely for the purpose of the
                                    representations and warranties to Buyer
                                    regarding securities law matters set forth in SECTION 4.1(oo) and the confidentiality covenants to Buyer set forth in SECTION 9.22

                                    JPI MULTIFAMILY INVESTMENTS L.P.,
                                    a Delaware limited partnership

                                    By:    New GP LLC,
                                           a Delaware limited liability company,
                                           its General Partner


                                           By: /s/ James W. Morgan, Jr.
                                              ----------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------

The undersigned agrees to hold and disburse the Earnest Money in accordance with this Contract.

                                           CHICAGO TITLE INSURANCE COMPANY


                                           By:   /s/ KEVIN A. MAJORS
                                                 ------------------------------

                                                 Name:  Kevin A. Majors
                                                        ------------------------

                                                 Title:  Senior Vice President/
                                                         Commercial Escrow
                                                         Officer
                                                         -----------------------
                                                 Date: 9/22/04
                                                       -------------------------

                                   EXHIBIT A-1

                       LEGAL DESCRIPTION OF REAL PROPERTY
                         LOCATED IN LEON COUNTY, FLORIDA

PARCEL I:

Commence at the Southeast corner of the Northeast 1/4 of the Northeast 1/4 of
Section 27, Township 1 North, Range 1 West, Leon County, Florida and run thence South 00 degrees 09 minutes East 230.09 feet; thence North 89 degrees 55 minutes 16 seconds East along the Northerly boundary of Spring Valley, a subdivision as per map or plat thereof recorded in Plat Book 3, Page 19, Public Records of Leon County, Florida, a distance of 757.64 feet to a point being on the Westerly right of way boundary of Colorado Street (70 foot right of way) said point being on a curve concave to the Southeasterly; thence Northeasterly along said right of way boundary and said curve with a radius of 405.00 feet through a central angle of 08 degrees 46 minutes 55 seconds, for an arc distance of 62.08 feet (the chord of said arc being North 18 degrees 36 minutes 58 seconds East 52.02 feet) to a point of reverse curve; thence Northerly along said right of way boundary and said curve with a radius of 345.00 feet through a central angle of 23 degrees 04 minutes 26 seconds, for an arc distance of 138.94 feet; thence North 00 degrees 04 minutes West along said right of way boundary 536.85 feet; thence South 89 degrees 53 minutes East 70.00 feet to a point on the Easterly right of way boundary of said Colorado Street for the Point of Beginning; from said Point of Beginning run North 00 degrees 04 minutes West along said Easterly right of way boundary 1.51 feet; thence North 02 degrees 12 minutes 45 seconds East along said right of way boundary 739.12 feet to the Southerly right of way boundary of Tharpe Street (State Road No. 158)(right of way width varies); thence Easterly along said Southerly right of way boundary as follows: North 89 degrees 17 minutes 27 seconds East, 280.23 feet; thence South 00 degrees 42 minutes 33 seconds East, 10.00 feet; thence North 89 degrees 17 minutes 27 seconds East 704.31 feet; thence North 89 degrees 34 minutes 20 seconds East
95.35 feet; thence South 00 degrees 25 minutes 40 seconds East 10.00 feet; thence North 89 degrees 34 minutes 20 seconds East 146.84 feet; thence leaving said Southerly right of way boundary run South 00 degrees 12 minutes 24 seconds East, 647.75 feet; thence South 00 degrees 12 minutes 24 seconds East, 196.76 feet; thence North 89 degrees 43 minutes 04 seconds West 542.40 feet; thence North 00 degrees 08 minutes West 106.30 feet; thence North 89 degrees 53 minutes West 751.43 feet to the Point of Beginning.

Being more particularly described by field survey as follows:

A part of the Northwest 1/4 of Section 26, Township 1 North, Range 1 West, Leon County, Florida being more particularly described as follows:

Commence at a set iron rebar and cap marking the Northeast corner of Lot 7, Block "A", of Spring Valley a subdivision as per map or plat thereof recorded in Plat Book 3, Page 19, of the Public Records of Leon County, Florida and run thence South 89 degrees 58 minutes 36 seconds East along the Northerly boundary of Blocks "A" and "F" of said Spring Valley a distance of 337.34 feet to a point on the Westerly right of way of Colorado Street said point being on a curve concave Southeasterly; thence run Northeasterly along said curve with a radius of 405.91 feet through a central angle of 08 degrees 46 minutes 49 seconds for an arc length of 62.20 feet (chord of 62.14 feet bears North 18 degrees 36 minutes 45 seconds East) to a point of reverse curve; thence along said curve with a radius of 345.26 feet through a central angle of 23 degrees 03 minutes 36 seconds for an arc length of 138.96 feet (chord of 138.02 feet bears North 11 degrees 28 minutes 22 seconds East); thence North 00 degrees 03 minutes 26 seconds West along said Westerly right of way 536.48 feet to a set iron rebar and cap; thence leaving said Westerly right of way run South 89 degrees 51 minutes 04 seconds East 69.99 feet to a found concrete monument for the Point of Beginning, said point being on the Easterly right of way of Colorado Street, from said Point of Beginning run thence North 00 degrees 32 minutes 39 seconds East 1.47 feet; thence North 02 degrees 13 minutes 51 seconds East along the Easterly right of way of Colorado Street a distance of 740.81 feet to a found Florida Department of Transportation iron rebar and cap marking the intersection of the Easterly right of way of Colorado Street with the Southerly right of way of Tharpe Street; thence leaving said Easterly right of way run along the Southerly right of way of Tharpe Street, as follows North 89 degrees 18 minutes 41 seconds East 280.24 feet to a found Florida Department of Transportation iron rebar and cap; thence South 00 degrees 36 minutes 54 seconds East, 9.94 feet to a found Florida Department of Transportation iron rebar and cap; thence North 89 degrees 18 minutes 56 seconds East, 704.41 feet to a found Florida Department of Transportation iron rebar and cap; thence North 89 degrees 36 minutes 18 seconds East, 95.33 feet to a found Florida Department of Transportation iron rebar and cap; thence South 00 degrees 19 minutes 43 seconds East, 9.98 feet to a found Florida Department of Transportation iron rebar and cap; thence North 89 degrees 36 minutes 13 seconds East, 146.04 feet to a set iron rebar and cap; thence leaving said right of way run South 00 degrees 10 minutes 43 seconds East, 650.64 feet to a set iron rebar and cap; thence South 00 degrees 10 minutes 43 seconds East 196.76 feet to a found concrete monument on the Northerly boundary of that property recorded in Official Records Book 1233, Page 337, of the Public Records of Leon County, Florida; thence North 89 degrees 41 minutes 23 seconds West, along said Northerly boundary 541.16 feet to a found concrete monument on the Easterly boundary of that property recorded in Deed Book 137, Page 397, of the Public Records of Leon County, Florida; thence North 00 degrees 01 minutes 47 seconds East, along said Easterly boundary 106.65 feet to a found terracotta monument marking the Northeast corner of the property recorded in Deed Book 137, Page 397, of said Public Records; thence North 89 degrees 47 minutes 42 seconds West, along said Northerly boundary 716.50 feet to the Point of Beginning.

PARCEL II:

Easement for the benefit of Parcel I, created in grant of easements by and between Melrose Apartments of Tallahassee, Ltd., a Florida limited partnership and Jefferson Commons-Tallahassee Limited Partnership, a Delaware limited partnership, in Official Records Book 2203, Page 7, as affected by agreement by and between Jefferson at Tharpe Limited Partnership and Jefferson Commons-Tallahassee Limited Partnership, recorded in Official Records Book 2241, Page 68, Public Records of Leon County, Florida.

                                   EXHIBIT A-2

                       LEGAL DESCRIPTION OF REAL PROPERTY
                      LOCATED IN KALAMAZOO COUNTY, MICHIGAN

Fee Parcel:

Land situated in the Township of Oshtemo, County of Kalamazoo, State of Michigan and is described as follows:

From the North Quarter corner of Section 24, Town 2 South, Range 12 West; measure South 88 degrees 31'21" West, along the North line of said Section,
792.38 feet; thence measure South 00 degrees 10'12" West, parallel with the East line of said section, 574.00 feet to the South line of Highway US-131 right-of-way; thence continue measuring South 00 degrees 10'12" West, parallel with the East Section line, 589.31 feet to the point of beginning of the land herein described; thence continuing South 00 degrees 10'12" West, parallel with the East Section line, 1817.78 feet; thence North 89 degrees 49'48" West 183.65 feet; thence South 41 degrees 04'50" West, 400.00 feet to the center line of KL Avenue; thence North 48 degrees 55'10" West, along said center line, 525.66 feet; thence North 40 degrees 37'27" East, 369.33 feet; thence North 48 degrees 29'25" West, 539.71 feet; thence North 00 degrees 04'16" East, 605.84 feet; thence North 27 degrees 51'03" East, 600.12 feet; thence South 89 degrees 54'38" East, 730.71 feet to the Point of Beginning, and also: Commencing at the North Quarter post of Section 24, Town 2 South, Range 12 West and running thence S88 degrees 31'21"W along the North line of said Section, 660.36 feet; thence S00 degrees 10'12"W 805.38 feet to the South line of Highway US-131 right-of-way; thence S30 degrees 02'08"E along said line, 65.83 feet for the Place Of Beginning of this description; thence continuing S30 degrees 02'08"E along said line, 117.63 feet; thence 1000.39 feet along the arc of a curve to the right having a radius of 5532.58 feet and a central angle of 10 degrees 21'36", to the far end of a chord bearing S24 degrees 51'19"E 999.03 feet; thence departing from said line, S88 degrees 33'56"W parallel with the East and West Quarter line of said Section, 481.98 feet; thence N00 degrees 10'12"E 1020.40 feet to Beginning. Subject to that portion thereof as being used for highway purposes. Also subject to land division approval.

Easement Parcel:

Together with an easement and right of way for roadway purposes on, over, along and across that certain piece or parcel of land known and described as follows:

A strip of land 66 feet in width being 33 feet on each side of the hereinafter described center line and running in an Easterly and Westerly direction across the following described parcel of land designated "A":

"A": A parcel of land in the West 1/2 of Section 24, Town 2 South, Range 12 West, described as follows: To find the point of beginning of said land commence at the North 1/4 post of said Section; run thence West along the North line of said Section, 660.36 feet to the point of beginning of said land, which said point of beginning is 660 feet distance West of the North 1/4 post of said Section; running thence South 01 degree 46 minutes West, 807.47 feet to the Southwesterly line of U.S. Highway 131; thence Southeasterly along the Southerly line of said highway 65.21 feet; thence South 01 degree 46 minutes West, 2865.39 feet to the center line of "KL" Avenue; thence Northwesterly along a 10 degree 13 minute curve to the right a distance of 289.02 feet; thence North 62 degrees 36 minutes 45 seconds East, 99.26 feet; thence North 01 degree 46 minutes East, 3539.51 feet to the North line of said Section; thence East on the North line of said Section 132.06 feet to the point of beginning.

Said center line is described as beginning at a point on the East line of said above described parcel designated "A", 1145 feet right angular distance North of the East and West 1/4 line of said Section, running thence West at right angles to said East line of said above described parcel designated "A" to the place of ending of said center line on the West line of said above described parcel designated "A" said roadway easement is described in instrument recorded on July 16, 1984 in Liber 1206 on Page 562, Kalamazoo County Records.

                                   EXHIBIT A-3

                       LEGAL DESCRIPTION OF REAL PROPERTY
                     LOCATED IN CENTRE COUNTY, PENNSYLVANIA

All that certain parcel of land situate mostly in the Township of Patton and partly in the Township of Ferguson, Centre County, Pennsylvania, being Lot No.
1.2.2 of the "Subdivision of Lot 1.2 of Jodon Subdivision, Plan Book 50, page 81, into 2 Lots" recorded in the Centre County Recorder's Office in Plan Book 58, page 66, on May 17, 1999, bounded and described as follows:

BEGINNING in Ferguson Township at an existing 3/4 inch re-bar in a curve in the northern right of way line of Vairo Boulevard (a variable width right of way formerly called University Drive), at the common southern corner of Lot 2 of the subdivision recorded in Plat Book 50 at page 114, the eastern corner of the herein described parcel; thence along said northern right of way line of Vairo Boulevard the following four (4) courses;

1) by the arc of a curve to the right, having a radius of 920.00 feet, a central angle of 02 degrees 54' 52", an arc length of 46.80 feet, a chord bearing and distance of South 52 degrees 35' 23" West, 46.79 feet to a point of tangency; thence

2)    South 54 degrees 02' 49" West, 460.58 feet to a point; thence

3)    South 69 degrees 15' 57" West, 358.17 feet to a point; thence

4) South 77 degrees 35' 00" West, passing from Ferguson Township into Patton Township at 141.69 feet, a total distance of 165.00 feet to an existing 3/4 inch re-bar at the common eastern corner of Lot 1.1 of the subdivision recorded in Plat Book 50 at page 81, and the southern corner of the herein described parcel;

thence along said Lot 1.1 the following three (3) courses:

1) North 35 degrees 17' 29" West, 470.00 feet to an existing 3/4 inch re-bar; thence

2) North 54 degrees 42' 31" East, 224.68 feet to an existing 3/4 inch re-bar; thence

3) North 35 degrees 17' 29" West, 600.35 feet to an existing 3/4 inch re-bar in the southeastern line of Lot 1.2.1 of the Subdivision recorded in Plat Book 58, page 66, at the common northern corner of said Lot 1.1 of the Subdivision recorded in Plat Book 50, page 81, and the western corner of the herein described parcel;

thence along said Lot 1.2.1 the following three (3) course and distances:

1)    North 56 degrees 00' 00" East, 118.93 feet to a point; thence

2)    North 57 degrees 33' 42" East, 293.71 feet to a point; thence

3) North 47 degrees 13' 50" East, 323.53 feet to a point at the common eastern corner of said Lot 1.2.1 the southwestern line of Lot PR (Plat Book 50, page 114) and the northern corner of the herein described parcel;

thence along said Lot PR, along said Lot 2R (Plat Book 50, page 114) and concluding along said Lot 2 (Plat Book 50, page 114), South 37 degrees 31' 05" East, passing from Patton Township into Ferguson Township at 968.74 feet, a total distance of 1243.21 feet to a point of beginning.

                                   EXHIBIT A-4

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN PAYNE COUNTY, OKLAHOMA

TRACT 1 - FEE SIMPLE

A tract of land that is part of the Northeast Quarter (NE/4) of Section Eleven
(11), Township Nineteen (19) North, Range Two (2) East of the Indian Base and Meridian, City of Stillwater, Payne County, State of Oklahoma, said tract of land being more particularly described as follows, to-wit: Starting the Northeast corner of said Section Eleven (11); thence South 89 degrees 43'17" West (S 89 degrees 43' 12" W record) along the Northerly line of Section Eleven
(11) for 940.01 feet to the Point of Beginning of said tract of land; thence South 00 degrees 00'00" East and parallel with the Easterly line of Section Eleven (11) for 1621.73 feet; thence North 89 degrees 53' 47" East for 145.00 feet; thence South 00 degrees 00'00" East for 250.00 feet to a point that is
780.00 feet Northerly of the Southerly line of the Northeast Quarter (NE/4) of Section Eleven (11); thence South 89 degrees 53' 47" West and parallel with said Southerly line for 390.15 feet to a point on the Easterly right-of-way line of the A.T. & S.F. Railroad; thence along said right-of-way line as follows, North 16 degrees 39' 08" West (N 16 degrees 41' 02" W record) for 509.47 feet (509.23' record) to a point of curve; thence Northwesterly along a curve to the right with a central angle of 11 degrees 46' 08" and a radius of 2814.93 feet for
578.21 feet; thence North 85 degrees 07' 00" East (N 85 degrees 05' 22" E record) for 10.00 feet; thence North 04 degrees 53' 00" West for 0.00 feet to a point of curve; thence Northerly along a curve to the right with a central angle of 16 degrees 43' 06" and a radius of 2804.93 feet for 818.46 feet (818.74' record) to a point on the Northerly line of Section Eleven (11); thence leaving said railroad right-of-way North 89 degrees 43' 17" East (N 89 degrees 43' 12" E record) along said Northerly line for 439.57 feet (437.86' record) to the Point of Beginning of said tract of land.

TRACT 2 - EASEMENT ESTATE

Together with an easement between RMR Investment Company, LLC, a Tennessee Limited Liability Company and Jefferson Commons-Stillwater, L.P. recorded in Book 1220 at Page 293, described as follows:

A tract of land in the Northeast Quarter (NE/4) of Section Eleven (11), Township Nineteen (19) North, Range Two (2) East of the Indian Base and Meridian, City of Stillwater, Payne County, State of Oklahoma, being more particularly described as follows, to-wit: Starting at the Northeast corner (NE/cor) of Section Eleven
(11), Township Nineteen (19) North, Range Two (2) East; thence South 00 degrees 00'00" East along the Easterly line of Section Eleven (11) for 1594.60 feet; thence South 89 degrees 53'47" West for 395.00 feet to the Point of Beginning of said tract of land; thence South 00 degrees 00'00" East for 30.00 feet; thence South 89 degrees 53'47" West for 545.00 feet; thence North 00 degrees 00'00" East 30.00 feet; thence North 89 degrees 53'47" East for 545.00 feet to the Point of Beginning.

TRACT 3 - EASEMENT ESTATE

Together with an easement as set out in Declaration of Covenants, Conditions and Restrictions recorded in Book 1068 at Page 174, and amended in Book 1137, Page 233, described as follows:

A tract of land in the Northeast Quarter (NE/4) of Section Eleven (11), Township Nineteen (19) North, Range Two (2) East of the Indian Base and Meridian, City of Stillwater, Payne County, State of Oklahoma, being more particularly described as follows, to-wit: Starting at the Northeast corner (NE/cor) of Section Eleven
(11), Township Nineteen (19) North, Range Two (2) East; thence South 00 degrees 00'00" East along the Easterly line of Section Eleven for 1594.60 feet to the Point of Beginning of said tract of land; thence continuing South 00 degrees 00'00" East along said Easterly line for 40.00 feet; thence South 89 degrees 53'47" West for 395.00 feet; thence North 00 degrees 00'00" East for 40.00 feet; thence North 89 degrees 53'47" East for 395.00 feet to the Point of Beginning.

TRACT 4 - FEE SIMPLE

A tract of land in the Northeast Quarter (NE/4) of Section Eleven (11), Township Nineteen (19) North, Range Two (2) East of the Indian Meridian, City of Stillwater, Payne County, State of Oklahoma, being more particularly described as follows, to-wit: Starting at the Northeast corner (NE/cor) of Section Eleven
(11); thence South 00 degrees 00'00" East along the Easterly line of Section Eleven (11) for 1634.60 feet; thence South 89 degrees 53'47" West for 50.00 feet to the Point of Beginning of said tract of land; thence continuing South 89 degrees 53'47" West for 345.00 feet; thence North 00 degrees 00'00" East for
10.00 feet; thence South 89 degrees 53'47" West for 545.00 feet; thence North 00 degrees 00'00" East for 3.00 feet; thence North 89 degrees 53'47" East for
548.00 feet; thence South 00 degrees 00'00" East for 10.00 feet; thence North 89 degrees 53'47" East for 322.00 feet; thence North 00 degrees 00'00" East and parallel with the Easterly line of Section Eleven (11) for 62.00 feet; thence North 89 degrees 53'47" East for 20.00 feet; thence South 00 degrees 00'00" East and parallel with the Easterly line of Section Eleven (11) for 65.00 feet to the Point of Beginning.

                                   EXHIBIT A-5

                       LEGAL DESCRIPTION OF REAL PROPERTY
                         LOCATED IN LEON COUNTY, FLORIDA

Phase I:

Commence at the Southeast corner of the Northeast Quarter of the Northeast Quarter of Section 27, Township 1 North, Range 1 West, Leon County, Florida and run thence North 89 degrees 56 minutes 05 seconds West, 362.82 feet; thence North 00 degrees 03 minutes 24 seconds East, 296.03 feet to the Point of Beginning. From said Point of Beginning run thence South 89 degrees 59 minutes 36 seconds West 456.77 feet to a point on the Easterly right of way of High Road; thence run North 00 degrees 11 minutes 29 seconds West along said Easterly right of way 452.88 feet; thence leaving said Easterly right of way, run North 89 degrees 48 minutes 31 second East, 105.50 feet; thence South 00 degrees 11 minutes 29 seconds East, 114.22 feet; thence North 89 degrees 59 minutes 35 seconds East, 309.68 feet; thence North 00 degrees 36 minutes 21 seconds East,
135.10 feet; thence North 17 degrees 46 minutes 15 seconds East, 84.71 feet; thence South 89 degrees 23 minutes 39 seconds East, 289.19 feet; thence North 00 degrees 36 minutes 21 seconds East, 176.83 feet; thence South 89 degrees 54 minutes 19 seconds East, 35.52 feet; thence North 00 degrees 05 minutes 41 seconds East, 222.17 feet to a point on the Southerly right of way of Tharpe Street; thence run South 89 degrees 54 minutes 19 seconds East along said Southerly right of way 883.92 feet to the intersection of the Southerly right of way of Tharpe Street with the Westerly right of way of Colorado Street; thence leaving the southerly right of way of Tharpe Street run South 02 degrees 13 minutes 46 seconds West along the Westerly right of way of Colorado Street a distance of 536.17 feet; thence leaving Westerly right of way of Colorado Street run North 87 degrees 46 minutes 14 seconds West 72.17 feet; thence South 86 degrees 59 minutes 16 seconds West 70.75 feet to a point of curve concave Southeasterly; thence run Southwesterly along said curve with a radius of 100.00 feet through a central angle of 24 degrees 31 minutes 59 seconds for an arc length of 42.82 feet (chord of 42.49 feet bears South 74 degrees 43 minutes 17 seconds West); thence South 62 degrees 27 minutes 17 seconds West 79.26 feet to a point of curve concave Southeasterly; thence southwesterly along said curve with a radius of 100 feet through a central angle of 07 degrees 02 minutes 59 seconds for an arc length of 12.30 feet (chord of 12.30 feet bears South 58 degrees 55 minutes 48 seconds West); thence South 55 degrees 24 minutes 18 seconds West 186.37 feet; thence South 38 degrees 49 minutes 26 seconds East
58.20 feet to a point of curve concave Southeasterly; thence Southwesterly along said curve with a radius of 630.00 feet through a central angle of 09 degrees 19 minutes 49 seconds for an arc length of 102.59 feet (chord of 102.48 feet bears South 46 degrees 30 minutes 39 seconds West); thence South 41 degrees 50 minutes 45 seconds West 88.81 feet to a point of curve concave Northeasterly; thence run Northwesterly along said curve with a radius of 132.00 feet, through a central angle of 31 degrees 31 minutes 22 seconds for an arc length of 72.62 feet (chord of 71.71 feet bears North 35 degrees 49 minutes 30 seconds West); thence South 69 degrees 04 minutes 06 seconds West 73.20 feet; thence North 22 degrees 55 minutes 39 seconds West 70.02 feet to a point on a curve concave Southwesterly ; thence run Northwesterly along said curve with a radius of 198.00 feet through a central angle of 16 degrees 20 minutes 48 seconds for an arc length of 56.49 feet (chord of 56.30 feet bears North 43 degrees 33 minutes 19 seconds West); thence North 51 degrees 43 minutes 43 seconds West 29.46 feet to a point of curve concave Northwesterly; thence run Southwesterly along said curve with a radius of 530.00 feet through a central angle of 06 degrees 18 minutes 25 seconds for an arc length of 58.34 feet (chord 58.31 feet bears South 53 degrees 09 minutes 44 seconds West); thence South 56 degrees 18 minutes 56 seconds West
92.18 feet to a point of curve concave Southeasterly; thence run Southwesterly along said curve with a radius of 182.00 feet through a central angle of 08 degrees 38 minutes 41 seconds for an arc length of 27.46 feet (chord 27.43 feet bears South 51 degrees 59 minutes 36 seconds West); thence South 47 degrees 40 minutes 15 seconds West 73.99 feet: thence

North 43 degrees 54 minutes 31 seconds West 64.45 feet to a point on a curve concave Northwesterly; thence run Southwesterly along said curve with a radius of 156.00 feet through a central angle of 18 degrees 55 minutes 40 seconds for an arc length of 51.53 feet (chord of 51.30 feet bears South 67 degrees 15 minutes 06 seconds West); thence South 76 degrees 42 minutes 56 seconds West
51.33 feet; thence South 13 degrees 17 minutes 04 seconds East 17.50 feet; thence South 76 degrees 42 minutes 56 seconds West 23.06 feet to a point on a curve concave Northeasterly, thence run Northwesterly along said curve with a radius of 33.50 feet through a central angle of 116 degrees 41 minutes 13 seconds for an arc length of 68.23 feet (chord of 57.03 feet bears North 44 degrees 56 minutes 28 seconds West); thence North 80 degrees 01 minutes 13 seconds West 44.53 feet; thence South 18 degrees 34 minutes 39 seconds West
99.14 feet to the Point of Beginning

AND ALSO

Commence at the Southeast corner of the Northeast quarter of the Northeast quarter of Section 27, Township 1 North, Range 1 West, Leon County, Florida and run thence South 00 degrees 07 minutes 46 seconds East 230.93 feet to the Point of Beginning. From said Point of Beginning run thence South 89 degrees 58 minutes 36 seconds East 419.32 feet; thence run South 00 degrees 03 minutes 21 seconds East along the Westerly right of way of California Street and a projection thereof a distance of 578.85 feet to the intersection of the Westerly right of way of California Street with the Northerly right of way of Kansas Street; thence leaving the Westerly right of way of California Street run South 89 degrees 58 minutes 39 seconds West along the Northerly right of way of Kansas Street and a projection thereof, a distance of 418.47 feet; thence run North 00 degrees 07 minutes 46 seconds West 579.19 feet to the Point of Beginning.

Together with an access easement for ingress and egress granted in Joint Development Declaration of Covenants and Reciprocal Easement Agreement recorded in O.R. Book 1796, Page 932, of the Public Records of Leon County, Florida over the following described property:

Commence at the Southeast corner of the Northeast quarter of the Northeast quarter of Section 27, Township 1 North, Range 1 West, Leon County, Florida and run thence North 89 degrees 56 minutes 05 seconds West 362.82 feet; Thence North 00 degrees 03 minutes 24 seconds East 296.03 feet; thence south 89 degrees 59 minutes 36 seconds West 456.77 feet to a point on the Easterly right of way of High Road; thence run North 00 degrees 11 minutes 29 seconds West along said Easterly right of way 452.88 feet to the Point of Beginning. From said Point of Beginning continue thence North 00 degrees 11 minutes 29 seconds West along said Easterly right of way 180.00 feet; thence North 89 degrees 48 minutes 31 seconds East 75.00 feet; thence South 00 degrees 11 minutes 29 seconds East 180.00 feet; thence South 89 degrees 48 minutes 31 seconds West 75.0 feet to the Point of Beginning.

Phase II:

Beginning at the Southeast corner of the Northeast quarter of the Northeast quarter of Section 27, Township 1 North, Range 1 West, Leon County, Florida; and run thence North 89 degrees 56 minutes 05 seconds West 362.82 feet; thence North 00 degrees 03 minutes 24 seconds East 296.03 feet; thence North 18 degrees 34 minutes 39 seconds East 99.14 feet; thence South 80 degrees 01 minutes 13 seconds East 44.53 feet to a point on a curve concave Northeasterly; thence run southeasterly along said curve with a radius of 33.50 feet through a central angle of 116 degrees 41 minutes 13 seconds for an arc length of 68.23 feet (chord of 57.03 feet bears South 44 degrees 56 minutes 28 seconds East) thence North 76 degrees 42 minutes 56 seconds East 23.06 feet; thence North 13 degrees 17 minutes 04 seconds West 17.50 feet; thence North 76 degrees 42 minutes 56 seconds East 51.33 feet to a point on a curve concave Northwesterly; thence Northeasterly along said curve with a radius of 156.00 feet through a central angle of 18 degrees 55 minutes 40 seconds for an arc length of 51.53 feet (chord of 51.30 feet bears North 67 degrees 15 minutes 06 seconds East); thence South 43 degrees 54 minutes 31 seconds East 64.45 feet; thence North 47 degrees 40 minutes 15 seconds East 73.99 feet to a point of curve concave Southeasterly; thence Northeasterly along said curve with a radius of 182.00 feet through a central angle of 08 degrees 38 minutes 41 seconds for an arc length of 27.46 feet (chord of 27.43 feet bears North 51 degrees 59 minutes 36 seconds East); thence North 56 degrees 18 minutes 56 seconds East 92.18 feet to a point of curve concave Northwesterly; thence run Northeasterly along said curve with a radius of 530.00 feet through a central angle of 06 degrees 18 minutes 25 seconds for an arc length of 58.34 feet (chord 58.31 feet bears North 53 degrees 09 minutes 44 seconds East); thence South 51 degrees 43 minutes 43 seconds East 29.46 feet to a point on a curve concave Southwesterly; thence run Southeasterly along said curve with a radius of 198.00 feet through a central angle of 16 degrees 20 minutes 48 seconds for an arc length of 56.49 feet (chord of 56.30 feet bears South 43 degrees 33 minutes 19 seconds East); thence South 22 degrees 55 minutes 39 seconds East 70.02 feet; thence North 69 degrees 04 minutes 06 seconds East
73.20 feet to a point of curve concave Northeasterly; thence Southeasterly along said curve with a radius of 132.00 feet through a central angle of 31 degrees 31 minutes 22 seconds for an arc length of 72.62 feet (chord of 71.71 feet bears South 35 degrees 49 minutes 30 seconds East); thence North 41 degrees 50 minutes 45 seconds East 88.81 feet to a point on a curve concave Southeasterly; thence Northeasterly along said curve with a radius of 630.00 feet through a central angle of 09 degrees 19 minutes 49 seconds for an arc length of 102.59 feet (chord of 102.48 feet bears North 46 degrees 30 minutes 39 seconds East); thence North 38 degrees 49 minutes 26 seconds West 58.20 feet; thence North 55 degrees 24 minutes 18 seconds East 186.37 feet to a point on a curve concave Southeasterly; thence run Northeasterly along said curve with a radius of 100.00 feet, through a central angle of 07 degrees 02 minutes 59 seconds for an arc length of 12.30 feet (chord of 12.30 feet bears North 58 degrees 55 minutes 48 seconds East); thence North 62 degrees 27 minutes 17 seconds East 79.26 feet to a point on a curve concave Southeasterly; thence Northeasterly along said curve with a radius of 100.00 feet through a central angle of 24 degrees 31 minutes 59 seconds for an arc length of 42.82 feet (chord 42.49 feet bears North 74 degrees 43 minutes 17 seconds East); thence North 86 degrees 59 minutes 16 seconds East
70.75 feet; thence South 87 degrees 46 minutes 14 seconds East 72.17 feet to a point on the Westerly right of way of Colorado Street; thence run South 02 degrees 13 minutes 46 seconds West along said Westerly right of way 207.95 feet; thence South 00 degrees 03 minutes 26 seconds East 539.15 feet to a point of curve concave Northwesterly; thence run Southwesterly along said curve with a radius of 345.26 feet through a central angle of 23 degrees 03 minutes 36 seconds for an arc length of 138.96 feet (chord of 138.02 feet bears South 11 degrees 28 minutes 22 seconds West) to a point of reverse curve; thence run Southwesterly along said curve with a radius of 405.91 feet through a central angle of 08 degrees 46 minutes 49 seconds for an arc length of 62.20 feet (chord of 62.14 feet bears South 18 degrees 36 minutes 45 seconds West); thence leaving the Westerly right of way of Colorado Street run North 89 degrees 58 minutes 36 seconds West 756.66 feet; thence run North 00 degrees 07 minutes 46 seconds West
230.93 feet to the Point of Beginning.

                                   EXHIBIT A-6

                       LEGAL DESCRIPTION OF REAL PROPERTY
                     LOCATED IN HILLSBOROUGH COUNTY, FLORIDA

PARCEL I:

Part of the Northeast 1/4 of the Southeast 1/4 of Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida, and being more particularly described as follows:

From the Southwest corner of the Northeast 1/4 of the Southeast 1/4 of Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida; run thence North 00 degrees 39 minutes 20 seconds West, 42.00 feet along the West boundary of the said Northeast 1/4 of the Southeast 1/4 to the Northerly right-of-way line for 138th Avenue and the POINT OF BEGINNING; thence continue North 00 degrees 39 minutes 20 seconds West, 958.00 feet along said West boundary of the Northeast 1/4 of the Southeast 1/4; thence South 89 degrees 58 minutes 39 seconds East, 1333.91 feet along a line 1000 feet North of and parallel with the South boundary of the said Northeast 1/4 of the Southeast 1/4 to the Westerly right-of-way line of 37th Street; thence South 00 degrees 03 minutes 55 seconds West, 542.28 feet (being 25.00 feet West of and parallel with the East boundary of the Northeast 1/4 of the Southeast 1/4 of said Section 5) along said Westerly right-of-way; thence North 89 degrees 58 minutes 39 seconds West, 527.09 feet; thence South 00 degrees 39 minutes 20 seconds East, 415.68 feet to the Northerly right-of-way line of 138th Avenue; thence North 89 degrees 58 minutes 39 seconds West, 800.00 feet (being 42.00 feet North of and parallel with the South boundary of the Northeast 1/4 of the Southeast 1/4 of said Section 5) along said Northerly right-of-way line to the POINT OF BEGINNING.

LESS any portion thereof lying within the following described "Drainage Parcel".

DRAINAGE PARCEL

That part of the Northeast 1/4 of the Southeast 1/4 of Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida, described as follows:

From the Southwest corner of the Northeast 1/4 of the Southeast 1/4 of Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida; run thence North 00 degrees 39 minutes 20 seconds West, 714.68 feet, along the West boundary of said Northeast 1/4 of the Southeast 1/4 for a POINT OF BEGINNING; from said POINT OF BEGINNING continue thence North 00 degrees 39 minutes 20 seconds West, 626.00 feet, along the West boundary of said Northeast 1/4 of the Southeast 1/4 to the Northwest corner thereof; thence South 89 degrees 58 minutes 10 seconds East, 630.59 feet, along the North boundary of said Northeast 1/4 of the Southeast 1/4; thence South 54 degrees 41 minutes 57 seconds East,
51.56 feet; thence South 24 degrees 29 minutes 30 seconds East, 98.90 feet; thence South 05 degrees 00 minutes 47 seconds West, 171.66 feet; thence South 35 degrees 27 minutes 20 seconds West, 162.05 feet; thence South 24 degrees 58 minutes 52 seconds West, 97.08 feet; thence South 46 degrees 31 minutes 38 seconds West, 106.10 feet; thence South 80 degrees 12 minutes 01 seconds West,
111.63 feet; thence North 74 degrees 58 minutes 54 seconds West, 127.35 feet; thence South 87 degrees 00 minutes 35 seconds West, 134.18 feet; thence South 66 degrees 32 minutes 15 seconds West, 122.65 feet to the POINT OF BEGINNING.

PARCEL II:

Easement for the benefit of Parcel I as set forth in Easement Deed recorded April 20, 1987 in O.R. Book 5098, Page 188, Public Records of Hillsborough County, Florida.

PARCEL III:

Easement for the benefit of Parcel I as set forth in Easement Deed recorded April 20, 1987 in O.R. Book 5098, Page 206, Public Records of Hillsborough County, Florida.

PARCEL IV:

Easement for the benefit of Parcel I as set forth in Amended and Restated Drainage Easement Agreement dated August 27, 2001 and filed August 30, 2001 in
O. R. Book 11041, Page 821, Public Records of Hillsborough County, Florida.

PARCEL V:

Easement for the benefit of Parcel I as set forth in Grant of Easement dated August 26, 2002 filed August 28, 2002 in O.R. Book 11891, Page 963, Public Records of Hillsborough County, Florida, over, under and across the following described property:

Part of the Southeast 1/4 of the Northeast 1/4 of Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida, and being more particularly described as follows:

Begin at the Southwest corner of the Southeast 1/4 of the Northeast 1/4 of said
Section 5, Township 28 South, Range 19 East, Hillsborough County, Florida; thence North 02 degrees 05 minutes 57 seconds West 348.98 feet along the West boundary of the Southeast 1/4 of the Northeast 1/4 of said Section 5 to the Southwest corner of the North 1/2 of the South 1/2 of the Southeast 1/4 of the Northeast 1/4 of said Section 5; thence along the South boundary of the North 1/2 of the South 1/2 of the Southeast 1/4 of the Northeast 1/4 of said Section 5, South 89 degrees 58 minutes 30 seconds East, 20.00 feet; thence South 02 degrees 05 minutes 57 seconds East, 348.98 along a line 20.00 feet East of and parallel with the West boundary of the Southeast 1/4 of the Northeast 1/4 of said Section 5; thence North 89 degrees 58 minutes 11 seconds West, 20.00 feet along the North boundary of the Drainage Parcel described in Exhibit "C" of O.R. Book 8622, Page 1954 of the Public Records of Hillsborough County, Florida, to the POINT OF BEGINNING.

                                   EXHIBIT A-7

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN ORANGE COUNTY, FLORIDA

The East 1/2 of the Southeast 1/4 of the Southwest 1/4 of Section 15, Township 22 South, Range 31 East, said land lying and being in Orange County, Florida.

Being more particularly described as follows:

Commence at the said Southwest corner of said Section 15 thence run North 88 degrees 35'08" East along the South line of Southwest 1/4 of said Section 15 for a distance of 2007.95 feet to a point along the Northerly right-of-way line of Orpington Street also being the POINT OF BEGINNING, said point also on the West line of the East 1/2 of the Southeast 1/4 of the Southwest 1/4 of said Section 15; thence departing said South line, run North 00 degrees 23'36" West along said West line for a distance of 1324.40 feet to a point on the North line of the Southeast 1/4 of the Southwest 1/4 of said Section 15; thence departing said West line, run South 89 degrees 45'36" East along said North line, for a distance of 671.44 feet to a point along East line of Southeast 1/4 of Southwest 1/4 of said Section 15; thence departing said North line run South 00 degrees 17'24" East along said East line, for a distance of 1338.10 feet to a point on said South line of Southwest 1/4 of said Section 15, also being said North right-of-way of said Orpington Street; thence departing said East line run North 88 degrees 35'08" West along said South line and said North right-of-way line, for a distance of 669.32 feet to aforesaid POINT OF BEGINNING.

LESS AND EXCEPT:

A portion of land lying in the Southwest 1/4 of Section 15, Township 22 South, Range 31 East, Orange County, Florida. Being more particularly described as follows:

Commence at the said Southwest corner of aforesaid Southwest 1/4 of Section 15; thence run South 88 degrees 35'08" East along the South line of said Southwest 1/4 of said Section 15 for a distance of 2007.95 feet to a point on the West line of the East 1/2 of the Southeast 1/4 of said Southwest 1/4 of Section 15, also being the point of intersection of the Northerly right-of-way line of Orpington Street and the Easterly right-of-way line of Hawley Trail according to the Plat of Educators Credit Union Addition as recorded in Plat Book 23, Page 71 of the Public records of aforesaid Orange County, Florida, also being the POINT OF BEGINNING; thence departing aforesaid South line of the Southwest 1/4 of
Section 15, also being said Northerly right-of-way line, run North 00 degrees 23'36" West along said West line and said Easterly right-of-way of Hawley Trail for a distance of 33.02 feet to a point on a line 33.00 feet North of and parallel to said Northerly right-of-way line of Orpington Street; thence departing said West line and said Easterly right-of-way line run South 88 degrees 35'08" East along said parallel line for a distance of 669.37 feet to a point on the East line of the Southeast 1/4 of said Southwest 1/4 of Section 15; thence departing said parallel line run South 00 degrees 17'24" East along said East line for a distance of 33.01 feet to the Southeast corner of said Southwest 1/4 of Section 15, also being a point on aforesaid Northerly right-of-way line of Orpington Street; thence departing said East line run North 88 degrees 35'08" West along said Northerly right-of-way line for a distance of 669.32 feet to aforesaid POINT OF BEGINNING.

                                   EXHIBIT A-8

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN LUBBOCK COUNTY, TEXAS

METES AND BOUNDS DESCRIPTION of Tract "A", JPI Addition to the City of Lubbock, Lubbock County, Texas, according to the dedication deed thereof, recorded in Volume 5592, Page 204 and the plat recorded in Volume 5599, Page 171, Real Property Records of Lubbock County, Texas, being further described as follows:

BEGINNING at a 1/2" rod with cap found in the West right-of-way line of Frankford Avenue at the Northeast corner of this tract, which bears South 1650.29 feet and West 60.00 feet from the Northeast corner of Section 9, Block J-S, Lubbock County, Texas;

THENCE South, along said right-of-way line, a distance of 519.45 feet to a 1/2" rod with cap found at the most Easterly Southeast corner of this tract;

THENCE West a distance of 125.00 feet to a 1/2" rod with cap found for a corner of this tract;

THENCE South 40 degrees 09 minutes 22 seconds West, a distance of 299.80 feet to a concrete nail with cap found at a corner of this tract;

THENCE South 00 degrees 06 minutes 13 seconds West, a distance of 170.55 feet to a 1/2" rod found in the North line of 11th Place for the most Southerly Southeast corner of this tract;

THENCE Northwesterly, along said right-of-way line around a curve to the left, said curve having a radius of 204.15 feet, a central angle of 15 degrees 37 minutes 30 seconds, tangent lengths of 28.01 feet and a chord distance of 55.50 feet to a 1/2" rod found at a point of tangency;

THENCE South 89 degrees 59 minutes 00 seconds West, continuing along said right-of-way line, a distance of 420.37 feet to a 1/2" rod with cap found at the Southwest corner of this tract;

THENCE North a distance of 911.86 feet to a 1/2" rod with cap found for the Northwest corner of this tract;

THENCE South 89 degrees 59 minutes 25 seconds East, a distance of 794.00 feet to the POINT OF BEGINNING.

CONTAINS: 14.264 acres.

                                   EXHIBIT A-9

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN FRANKLIN COUNTY, OHIO

PARCEL ONE:

3.580 ACRES

      Situated in the Sate of Ohio, County of Franklin, Township of Clinton, quarter Township 3, Township 1, Range 18, United States Military Lands and being all of those tracts as conveyed to The Fishel Company of record in Deed Book 1479, Page 589, Official Records Volume 2085, Page H04 and Official Records Volume 2085, Page H09, (all references refer to the records of the Recorder's Office, Franklin County, Ohio) and described as follows:

      Beginning at a P.K. Nail found at the centerline intersection of Kinnear Road with a C & O Railroad Right-of-Way Easement at the southeasterly corner of that original 4.358 acre tract as conveyed to Graybar Electric Company of record in Deed Book 1958, page 484, said P.K. Nail being South 85 degrees 35' 00" East, a distance of 10.00 feet from a P.K. Nail found at the southwesterly corner of Lot 5 of "Lewis Sell's Subdivision" of record in Plat Book 8, page 6-B;

      thence North 04 degrees  19' 09" East, with the easterly line of said
4.358 acre tract and the centerline of said right-of-way easement, a distance of
103.58 feet to an iron pin set at the point of curvature;

      thence continuing with the easterly line and said centerline and the easterly lines of those tracts as conveyed to Bobbie Ruch and Jack Moore Jr. of record in Official Records Volume 8965, Page I12 and with a curve to the right, having a central angle of 71 degrees 02' 32" and a radius of 410.27 feet, a chord bearing and distance of North 39 degrees 47' 18" East, 476.74 feet to an iron pin set in the easterly line of Parcel 1 of said Ruch/Moore tract, being in the easterly line of said Lot 5 thence North 04 degrees 18' 09" East, continuing with the easterly line of said Parcel 1 and easterly lot line, a distance of 25.95 feet to an iron pin with cap (S-6579) found at the northeasterly corner of said Parcel 1 and the southwesterly corner of that tract as conveyed to The Ohio State University Board of Trustees of record in Deed Book 2881, page 291, being in the centerline of a C & O Railroad Right-of-Way Easement;

      thence South 85 degrees 34' 47" East, with the southerly line of said Ohio State University tract and said centerline, a distance of 94.19 feet to an iron pin with cap found (S-6579) at a northwesterly corner of that tract as conveyed to the State of Ohio FBO OSU of record in Instrument No.
199710070114040;

      thence South 04 degrees 20' 02" West, with a westerly line of said State of Ohio tract and across said Lot 4 (passing an iron pin with cap (S-6579) found at 40.71 feet), a total distance of 518.26 feet to a railroad spike found in the centerline of said Kinnear Road;

      thence North 85 degrees 35' 00" West, with said centerline, (passing a railroad spike found at 93.91 feet and a P.K. Nail found at 360.65 feet), a total distance of 370.68 feet to the point of beginning and containing 3.580 acres of land, more or less.

PARCEL TWO:
0.438 ACRE

      Situated in the State of Ohio, County of Franklin, City of Columbus, Quarter Township 3, Township 1, Range 18, Untied States Military Lands and being out of Parcels 1 and 2 as conveyed to Bobbi Ruch and Jack Moore, Jr. of record in Official Records Volume 8965, Page I12, said parcels being portions of Lots 5 and 6 of "Lewis Sell's Subdivision" of record in Plat Book 8, page 6B, (all references refer to the records of the Recorder's Office, Franklin County, Ohio) and described as follows:

      Beginning, for reference, at an iron rod found in the centerline of Kinnear Road, marking the intersection of said centerline with the division line between Lots 6 and 7 of said subdivision;

      thence North 04 degrees 18' 34" East, with said division line, a distance of 337.38 feet to a railroad spike found at the northwesterly corner of the remainder of that tract as conveyed to Graybar Electric Company Inc. of record in Deed Book 1958, page 484;

      thence South 85 degrees 33' 26" East, with the northerly line of said Graybar Electric Company Inc. remainder tract, a distance of 360.79 feet to an iron pin set at the True Point of Beginning;

      thence North 05 degrees 12' 26" East, across said Parcels 1 and 2, a distance of 181.09 feet to an iron pin set in the centerline of an abandoned railroad bed, the southerly line of that tract as conveyed to the Ohio State University Board of Trustees of record in Deed Book 2881, page 291;

      thence South 85 degrees 34' 47" East, with the centerline of said abandoned railroad bed and said southerly line, a distance of 210.62 feet to an iron pin found in the division line between Lots 4 and 5 of said subdivision, a northwesterly corner of that tract as conveyed to the Fishel Corporation of record in Deed Book 1479, page 589 and Official Records Volume 2085, Page H04 and Official Records Volume 2085, Page H09;

      thence South 04 degrees 18' 09" West, with said division line, a westerly line of said Fishel tract, a distance of 25.95 feet to an iron pin set on a curve in the centerline of an abandoned railroad bed;

      thence with the centerline of said abandoned railroad bed, a northerly line of said Fishel tract and with a curve to the left, having a central angle of 36 degrees 21' 46" and a radius of 410.27 feet, a chord bearing and distance of South 57 degrees 07' 41" West, 256.03 feet to an iron pin set at the northeasterly corner of said remainder tract;

THENCE NORTH 85 DEGREES 33' 26" WEST, WITH THE NORTHERLY LINE OF SAID REMAINDER TRACT, A DISTANCE OF 9.48 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING
0.438 ACRE OF LAND, MORE OR LESS.

                                  EXHIBIT A-10

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN KNOX COUNTY, TENNESSEE

Number 1, Lot 152-R (Parcel A)

Lot 152-R, RAMSEY'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10145 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 1/4-inch iron rod at the southwestern right-of-way line of Twelfth Street, corner to Sood, said iron rod being located 141.2 feet, more or less, northwest of the point of intersection of the northwestern right-of-way line of Highland Avenue with the southwestern right-of-way line of Twelfth Street;

Thence leaving the southwestern right-of-way line of Twelfth Street and with the northwestern line of Sood, S 49 deg. 26 min. 50 sec. W, 148.83 feet to an existing 1/2-inch iron rod, corner to Greene;

Thence leaving the southwestern line of Sood and with the northeastern line of Greene, N 42 deg. 02 min. 42 sec. W, 86.90 feet to an existing 1/2-inch iron rod at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern line of Sood and with the southeastern right-of-way line of said public alley, N 51 deg. 36 min. 50 sec. E, 150.21 feet to an existing 1/2-inch iron rod at the southwestern right-of-way line of Twelfth Street;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern right-of-way line of Twelfth Street, S 41 deg. 15 min. 14 sec. E, 81.19 feet to the Point of BEGINNING.

Containing 12,554.43 square feet or 0.288 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

No. 2, Lot 14-R (Parcel B)

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10086 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing iron rod with cap at the northeastern right-of-way line of Twelfth Street, corner to Carr, said iron rod being located S 42 deg. 09 min. 36 sec. E, 50.00 feet from the point of intersection of the southeastern right-of-way line of Forest Avenue with the northeastern right-of-way line of Twelfth Street;

Thence leaving the northeastern right-of-way line of Twelfth Street and along the common line of Carr, the following two (2) calls:

1. N 48 deg. 08 min. 32 sec. E, 115.00 feet to an existing "punchmark" in a concrete wall;

2. N 42 deg. 09 min. 36 sec. W, 50.00 feet to an existing 3/8-inch iron rod at the southeastern right-of-way line of Forest Avenue;

Thence leaving the northeastern line of Carr and with the southeastern right-of-way line of Forest Avenue, N 48 deg. 55 min. 41 sec. E, 81.10 feet to an existing iron rod with cap;

Thence with a curve to the right, having a radius of 25.00 feet and a chord of S 86 deg. 46 min. 23 sec. E, 34.92 feet to an existing "PK" nail at the southwestern right-of-way line of Worlds Fair Park Drive;

Thence with the southwestern right-of-way line of Worlds Fair Park Drive, S 42 deg. 28 min. 27 sec. E, 137.24 feet to an existing 1- inch iron pipe, corner to Jefferson Commons- Knoxville, L.P.;

Thence leaving the southwestern right-of-way line of Worlds Fair Park Drive and along the common line of Jefferson Commons-Knoxville, L.P., the following five
(5) calls:

1. S 45 deg. 06 min. 17 sec. W, 74.56 feet to an existing 1/2-inch iron rod with cap (1332);

2. S40 deg. 47 min. 39 sec. E, 30.00 feet to an existing 1/2-inch iron rod with cap (1332);

3. N 43 deg. 42 min. 21 sec. E, 22.00 feet to an existing 1/2-inch iron rod with cap (1332);

4. S 55 deg. 47 min. 39 sec. E 2.50 feet to an existing magnetic nail in a stump;

5. N 45 deg. 48 min. 26 sec. E 63.31 feet to an existing "crimped" pipe at the southwestern right-of-way line of Worlds Fair Park Drive;

Thence leaving the southeastern line of Jefferson Commons-Knoxville, LP and with the southwestern right-of-way line of Worlds Fair Park Drive, S 61 deg. 06 min. 28 sec. E, 48.62 feet to an existing "punchmark" at the southwestern right-of-way line of Eleventh Street;

Thence leaving the southwestern right-of-way line of Worlds Fair Park Drive and with the southwestern right-of-way line of Eleventh Street, the following four
(4) calls:

1.    S 27 deg. 30 min. 51 sec. E, 46.46 feet to an existing 1/2-inch iron rod;

2.    S 27 deg. 30 min. 51 sec. E, 34.94 feet to an existing "PK" nail;

3.    S 29 deg. 44 min. 26 sec. E, 10.06 feet to an existing inch iron rod;

4.    S 27 deg. 57 min. 07 sec. E, 109.40 feet to an existing inch iron rod;

Thence with a curve to the right, having a radius of 25.00 feet and a chord of S 17 deg. 43 min. 53 sec. W, 35.77 feet to an existing iron rod with cap at the northwestern right-of-way line of Highland Avenue;

Thence with the northwestern right-of-way line of Highland Avenue, S 63 deg. 24 min. 53 sec. W, 174.13 feet to an existing "PK" nail;

Thence with a curve to the right, having a radius of 25.00 feet and a chord of N 72 deg. 21 min. 37 sec. W, 34.87 feet to an existing iron rod with cap at the northeastern right-of-way line of Twelfth Street;

Thence with the northeastern right-of-way line of the Twelfth Street, N 28 deg. 08 min. 07 sec. W, 56.26 feet to an existing iron rod with cap, corner to Isbill;

Thence leaving the northeastern right-of-way line of Twelfth Street and along the common line of Isbill, the following three (3) calls:

1.    N 49 deg 56 min. 53 sec. E, 66.20 feet to a set 5/8-inch iron rod with cap
      (CCI);

2. N 27 deg. 57 min. 07 sec. W, 47.13 feet to an existing 1/2-inch iron rod with cap (CCI);

3. S 60 deg. 48 min. 53 sec. W, 79.52 feet to an existing 1/2-inch iron rod at the northeastern right-of-way line of Twelfth Street;

Thence leaving the northwestern line of Isbill and with the northeastern right-of-way line of Twelfth Street, the following two (2) calls:

1.    N 41 deg. 34 min. 07 sec. W, 45.58 feet to an existing 1/2-inch iron rod;

2.    N 40 deg. 52 min. 53 sec. W, 166.83 feet to the Point of BEGINNING.

Containing 86,846.40 square feet or 1.994 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS #1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 3, Lot 64-R (Parcel C, Tract 1)

LOT 64-R, COWAN'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10086 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing "chiseled point" at the point of intersection of the southeastern right-of-way line of Forest Avenue with the northeastern right-of-way line of Nineteenth Street;

Thence leaving the northeastern right-of-way line of Nineteenth Street and with the southeastern right-of-way line of Forest Avenue, N 66 deg. 23 min. 58 sec. E, 400.00 feet to an existing iron rod with cap at the southwestern right-of-way line of Eighteenth Street;

Thence leaving the southeastern right-of-way line of Forest Avenue and with the southwestern right-of-way line of Eighteenth Street, S 23 deg. 35 min. 35 sec. E, 133.00 feet to an existing iron rod with cap at the northwestern right-of-way line of a public alley;

Thence leaving the southwestern right-of-way line of Eighteenth Street and with the northwestern right-of-way line of said public alley, S 66 deg. 23 min. 58 sec. W, 400.00 feet to an existing "PK" nail at the northeastern right-of-way line of Nineteenth Street;

Thence leaving the northwestern right-of-way line of said public alley and with the northeastern right-of-way line of Nineteenth Street, N 23 deg. 35 min. 35 sec. W, 133.00 feet to the Point of BEGINNING.

Containing 53,200.07 square feet or 1.221 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

No. 4, Lot 83-R (Parcel C, Tract II)

LOT 83-R, COWAN'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10086 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing chiseled point at the point of intersection of the northeastern right-of-way line of Nineteenth Street with the northwestern right-of-way line of Highland Avenue;

Thence leaving the northwestern right-of-way line of Highland Avenue and with the northeastern right-of-way line of Nineteenth Street, N 23 deg. 41 min. 23 sec. W, 144.91 feet to an existing 5/8-inch iron rod with cap (CCI) at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern right-of-way line of Nineteenth Street and with the southeastern right-of-way line of said public alley, N 66 deg. 28 min. 25 sec. E, 200.08 feet to an existing "PK" nail, corner to Bailey;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of Bailey, S 23 deg. 41 min. 38 sec. E 144.75 feet to an existing 3/8-inch iron rod at the northwestern right-of-way line of Highland Avenue;

Thence leaving the southwestern line of Bailey and with the northwestern right-of-way line of Highland Avenue, the following two (2) calls:

1.    S 66 deg. 22 min. 55 sec. W, 158.12 feet to an existing "chiseled point";

2.    S 66 deg. 36 min. 19 sec. W, 41.97 feet to the Point of BEGINNING.

Containing 28,992.01 square feet or 0.666 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

No. 5, Lot 32-R (Parcel D, Tract 1)

LOT 32-R, RAMSEY'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10121 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing "chiseled point" at the point of intersection of the southeastern right-of-way line of Grand Avenue with the northeastern right-of-way line of Sixteenth Street;

Thence leaving the northeastern right-of-way line of Sixteenth Street and with the southeastern right-of-way line of Grand Avenue, the following three (3) calls:

1. N 66 deg. 31 min. 12 sec. E, 169.40 feet to an existing 5/8-inch iron rod with cap (CCI);

2. N 66 deg. 24 min. 40 sec. E, 100.18 feet to an existing 5/8-inch iron rod with cap (CCI);

3. N 66 deg. 13 min. 46 sec. E, 300.37 feet to an existing "chiseled point" at the southwestern right-of-way of James Agee Street;

Thence leaving the southeastern right-of-way line of Grand Avenue and with the southwestern right-of-way line of James Agee Street, S 23 deg. 34 min. 25 sec. E, 66.00 feet to an existing iron rod, corner to Stansberry;

Thence leaving the southwestern right-of-way line of James Agee Street and along the common line with Stansberry, the following two (2) calls:

1. S 66 deg. 19 min. 56 sec. W, 50.00 feet to an existing 5/8-inch iron rod with cap;

2. S 23 deg. 34 min. 21 sec. E, 84.01 feet to an existing iron rod at the northwestern right-of-way line of a public alley;

Thence leaving the southwestern line of Stansberry and with the northwestern right-of-way line of said public alley, the following for (4) calls:

1.    S 66 deg. 15 min. 23 sec. W, 49.66 feet to an existing magnetic nail;

2.    S 66 deg. 15 min. 23 sec. W, 200.38 feet to an existing magnetic nail;

3.    S 66 deg. 25 min. 23 sec. W, 100.09 feet to an existing magnetic nail;

4. S 66 deg. 27 min. 34 sec. W, 169.86 feet to an existing "chiseled point" at the northeastern right-of-way line of Sixteenth Street;

Thence leaving the northwestern right-of-way line of said public alley and with the northeastern right-of-way line of Sixteenth Street, N 23 deg. 33 min. 36 sec. W, 149.96 feet to the Point of BEGINNING.

Containing 81,215.52 square feet or 1.864 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004

No. 6, Lot 44R (Parcel D, Tract II)

LOT 44-R, RAMSEY'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10102 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing chiseled point at the southeastern right-of-way line of Grand Avenue, said point being located at the point of intersection of the southeastern right-of-way line of Grand Avenue with the northeastern right-of-way line of S. Seventeenth Street;

Thence leaving the northeastern right-of-way line S. Seventeenth Street and with the southeastern right-of-way line of Grand Avenue, N 66 deg. 20 min. 59 sec. E,
240.74 feet to an existing 1/2-inch iron rod, corner to The Trust Co of Knoxville;

Thence leaving the southeastern right-of-way line of Grand Avenue and with the southwestern line of The Trust Co of Knoxville, S 23 deg. 35 min. 31 sec. E,
150.10 feet to an existing iron rod with cap (CCI) at the northwestern right-of-way line of a public alley;

Thence leaving the southwestern line of The Trust Co of Knoxville and with the northwestern right-of-way line of said public alley, the following three (3) calls:

1.    S 66 deg. 19 min. 33 sec. W, 165.18 feet to an existing iron rod with cap
      (CCI);

2.    S 66 deg. 30 min. 37 sec. W, 25.13 feet to an existing iron rod with cap
      (CCI);

3.    S 66 deg. 22 min 57 sec. W, 50.74 feet to an existing iron rod with cap
      (CCI) at the northeastern right-of-way line of S. Seventeenth Street;

Thence leaving the northwestern right-of-way line of said public alley and with the northeastern right-of-way line of S. Seventeenth Street, N 23 deg, 28 min. 23 sec. W, 150.07 feet to the Point of BEGINNING.

Containing 36,164.21 square feet or 0.830 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004

No. 7, Lot 56-R (Parcel D, Tract III)

LOT 56-R, RAMSEY'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10121 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 1/2-inch iron rod with cap (1332) at the northeastern right-of-way line of Sixteenth Street, said iron rod being located N 24 deg. 02 min. 38 sec. W, 14.90 feet from the point of intersection of the southeastern right-of-way line of Forest Avenue with the northeastern right-of-way line of Sixteenth Street;

Thence with the northeastern right-of-way line of Sixteenth Street, N 24 deg. 02 min. 38 sec. W, 85.40 feet to an existing 1/2-inch iron rod with cap (1332), corner to Monday;

Thence leaving the northeastern right-of-way line of Sixteenth Street and with the southeastern line of Monday, N 65 deg. 57 min. 22 sec. E, 70.00 feet to an existing 1/2-inch iron rod with cap (1332), corner to Turnmile;

Thence leaving the southeastern line of Monday and with the southwestern line of Turnmile, the following three (3) calls:

1. S 24 deg. 02 min. 38 sec. E, 39.50 feet to an existing 1/2-inch iron rod with cap (1332);

2. S 24 deg. 02 min. 25 sec. E 26.78 feet to an existing 1/2-inch iron rod with cap (1332);

3.    S 24 deg. 02 min. 38 sec. E, 34.50 feet to an 1/2-inch iron rod with cap
      (1332) at the northwestern right of-way line of Forest Avenue;

Thence leaving the southwestern line of Turnmile and with the northwestern right-of-way line of Forest Avenue, S 66 deg. 20 min. 47 sec. W, 55.10 feet to an existing 1/2-inch iron rod with cap (1332);

Thence with a curve to the right, having a radius of 15.00 feet and a chord of N 68 deg. 50 min. 55 sec. W, 21.14 feet to the Point of BEGINNING.

Containing 6,990.09 square feet or 0.160 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 8, Lot 28 (Parcel E)

LOT 28, COWAN'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10083 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 5/8-inch iron rod with cap (Brady) at the northwestern right-of-way line of Forest Avenue, corner to Jones, said iron rod being located
200.97 feet, more or less, southwest of the point of intersection of the southwestern right-of-way line of Nineteenth Street with the northwestern right-of-way line of Forest Avenue;

Thence leaving the southwestern line of Jones and with the northwestern right-of-way line of Forest Avenue, S 66 deg. 15 min. 05 sec. W, 49.97 feet to an existing "punchmark," corner to Hatcher;

Thence leaving the northwestern right-of-way line of Forest Avenue and with the northeastern line of Hatcher, N 23 deg. 44 min. 59 sec. W, 132.98 feet to an existing 5/8-inch iron rod with cap (Brady) at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern line of Hatcher and with the southeastern right-of-way line of said public alley, N 66 deg. 14 min. 34 sec. E, 49.96 feet to an existing 5/8-inch iron rod with cap (Brady), corner to Jones;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of Jones, S 23 deg. 45 min. 08 sec. E, 132.99 feet to the Point of BEGINNING.

Containing 6,644.97 square feet or 0.153 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # !332, Cannon & Cannon, Inc. 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 9, Lot 30-R (Parcel F)

LOT 30-R, COWAN'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10083 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 1/2-inch iron rod with cap (CCI) at the northwestern right-of-way line of Forest Avenue, corner to Allen, said iron rod being located
49.95 feet, more or less, southwest of the point of intersection of the southwestern right-of-way line of Nineteenth Street with the northwestern right-of-way line of Forest Avenue;

Thence leaving the southwestern line of Allen and with the northwestern right-of-way line of Forest Avenue, the following two (2) calls:

S 66 deg. 16 min. 28 sec. W, 49.96 feet to an existing 1/2-inch iron rod;

S 66 deg. 11 min. 23 sec. W, 50.05 feet to an existing 1/2-inch iron rod, corner to Jones;

Thence leaving the northwestern right-of-way line of Forest Avenue and with the northeastern line of Jones, N 23 deg. 43 min. 30 sec. W, 133.03 feet to an existing 5/8-inch iron rod with cap (Baseline) at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern line of Jones and with the southeastern right-of-way line of said public alley, the following two (2) calls:

N 66 deg. 16 min. 46 sec. E, 49.93 feet to an existing 5/8-inch iron rod with cap (1332);

N 66 deg. 14 min. 58 sec. E, 50.00 feet to an existing 1/2-inch iron rod with cap (1332), corner to Allen;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of Allen, S 23 deg. 45 min. 30 sec. E, 132.98 feet to the Point of BEGINNING.

Containing 13,294.44 square feet or 0.305 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 10, Lot 52 (Parcel G)

LOT 52, RAMSEY'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10102 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 5/8-inch iron rod (1332) at the northwestern right-of-way line of Forest Avenue, corner to Powers, said iron rod being located 439.4 feet, more or less, northeast of the northeastern right-of-way line of S. Seventeenth Street;

Thence leaving the northwestern right-of-way line of Forest Avenue and with the northeastern line of Powers, N 23 deg. 20 min. 01 sec. W, 149.99 feet to an existing 5/8-inch iron rod with cap (1332) at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern line of Powers and with the southeastern right-of-way line of said public alley, N 66 deg. 24 min. 33 sec. E, 50.07 feet to an existing 5/8-inch iron rod with cap (1332), comer to Wallace;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of Wallace, S 23 deg. 28 min. 30 sec. E, 149.99 feet to an existing 5/8-inch iron rod with cap (1332) at the northwestern right-of-way line of Forest Avenue;

Thence leaving the southwestern line of Wallace and with the northwestern right-of-way line of Forest Avenue, S 66 deg. 24 min. 49 sec. W, 50.44 feet to the Point of BEGLNNING.

Containing 7,537.69 square feet or 0.173 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

No 11, Lot 48 (Parcel H)

LOT 48, RAMSEYS ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10102 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing 1/2-inch iron rod at the northwestern right-of-way line of Forest Avenue, corner to M.E.L. Enterprises, LLC, said iron rod being located
237.6 feet, more or less, northeast of the northeastern right-of-way line of S. Seventeenth Street;

Thence leaving the northwestern right-of-way line of Forest Avenue and with the northeastern line of M.E.L. Enterprises, LLC, N 23 deg. 50 min. 10 sec. W,
149.94 feet to an existing 5/8-inch iron rod at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern line of M.E.L. Enterprises, LLC and with southeastern right-of-way line of said public alley, N 66 deg. 23 min. 20 sec. E, 52.00 feet to an existing 5/8-inch iron rod with cap (CCI), corner to Ford;

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of Ford, S 23 deg. 14 min. 24 sec. E, 149.97 feet to an existing 1/2-inch iron rod at the northwestern right-of-way line of Forest Avenue;

Thence leaving the southwestern line of Ford and with the northwestern right-of-way line of Forest Avenue, S 66 deg. 24 min. 49 sec. W, 50.44 feet to the Point of BEGINNING.

Containing 7,680.56 square feet or 0.176 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 12, Parcel 28 (Parcel I)

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10086 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on an existing "crimped" pipe at the southwestern right-of-way line of Worlds Fair Park Drive, corner to Jefferson Commons-Knoxville, LP, said pipe being located 48.62 feet, more or less, northwest of the point of intersection of the southwestern right-of-way line Eleventh Street with the southwestern right-of-way line of World Fair Park Drive;

Thence leaving the southwestern right-of-way line of Worlds Fair Park Drive and along the common line with Jefferson Commons-Knoxville, LP, the following five calls:

S 45 deg. 48 min. 26 sec. W, 63.31 feet to an existing magnetic nail in a stump;

N 55 deg. 47 min. 39 sec. W, 2.50 feet to an existing 1/2-inch iron rod with cap
(1332); S 43 deg. 42 min. 21 sec. W, 22.00 feet to an existing 1/2-inch iron rod with cap (1332); N 40 deg. 47 min. 39 sec. W, 30.00 feet to an existing 1/2-inch iron rod with cap (1332);

N 45 deg. 06 min. 17 sec. E, 74.56 feet to an existing 1-inch iron pipe at the southwestern right-of-way line of Worlds Fair Park Drive;

Thence leaving the northwestern line of Jefferson Commons-Knoxville, LP and with the southwestern right-of-way line of Worlds Fair Park Drive, S 60 deg. 25 min. 53 sec. E, 33.85 feet

Containing 2,526.96 square feet or 0.058 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

Number 13, Lot 41-R (Parcel J)

LOT 41-R, COWAN'S ADDITION TO THE CITY OF KNOXVILLE, TENNESSEE.

Situated in the Fourth (4th) Civil District of Knox County, Tennessee, within City Block 10103 of the 10th Ward of the City of Knoxville being more particularly described as follows:

BEGINNING on a set 5/8-inch iron rod with cap (1332) at the northeastern right-of-way line of Eighteenth Street, said iron rod being located 24.93 feet, more or less, northwest of the point of intersection of the northwestern right-of-way line of Forest Avenue with the northeastern right-of-way line of Eighteenth Street;

Thence with the northeastern right-of-way line of Eighteenth Street, N 24 deg. 07 min. 39 sec. W, 108.07 feet to an existing 5/8-inch iron rod with cap (1332) at the southeastern right-of-way line of a public alley;

Thence leaving the northeastern right-of-way line of Eighteenth Street and with the southeastern right-of-way line of said public alley, N 66 deg. 02 min. 21 sec. E, 50.00 feet to an existing 1/2-inch iron rod with cap (1332);

Thence leaving the southeastern right-of-way line of said public alley and with the southwestern line of M.E.L. Enterprises, S 24 deg. 07 min. 39 sec. E, 133.00 feet to an existing 1/2-inch iron rod at the northwestern right-of-way line of Forest Avenue;

Thence leaving the southwestern line of M.E.L. Enterprises and with the northwestern right-of-way line of Forest Avenue, S 66 deg. 02 min. 21 sec. W,
25.07 feet to an existing 5/8-inch iron rod with cap (1332);

Thence with a curve to the right, having a radius of 25.00 feet and a chord of N 69 deg. 02 min. 39 sec. W, 35.30 feet to the Point of BEGINNING.

Containing 6,516.75 square feet or 0.150 acres, more or less.

This description was prepared by Robert G. Lusby, Jr., RLS # 1332, Cannon & Cannon, Inc., 9724 Kingston Pike, Knoxville, Tennessee 37922 and is based on a survey by same dated June 14, 2004.

                                    EXHIBIT B

                                SERVICE CONTRACTS

                            [COVER PAGE FOR 10 PAGES]

                                    EXHIBIT B

               JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Emp. Screening                                Subscriber Agreement

Associated Scurity Enforcement, Inc.                          Security Contract

Comcast Cablevision                                           Cable Television

Florida Pest Control                                          Exterminating Service

Hobkirk Enterprises Towing & Recovery, Inc.                   Towing Agreement

Homestore Com Apartments & Rentals                            Web Brochure Agreement

Ikon Office Solutions                                         Copier Maintenance Agreement

Johnson & Johnson                                             Cleaning Contract - Verbal Agreement Only

Marpan                                                        Dumpster - Equipment Leasing

Nav-Com                                                       Answering Service

Nicholson's Landscape Co.                                     Landscape Maintenance Agreement

Fusion Broadband, Inc. (formerly known as Noment              Internet Services Agreement
Networks)

Paul's Pest Control                                           Pest Control Agreement

QCorp's Residential, Inc.                                     Service Order Form

Qwest                                                         Long Distance Provider

Simplex Grinnell                                              Firm Alarm Monitoring

Southern Management Systems                                   Collection Agency

Sprint-Florida, Inc.                                          Telephone Agreement

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

                                    EXHIBIT B

                   JEFFERSON COMMONS - WESTERN MICHIGAN, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Employee Screening                            Employee Screening

Ameritech/SBC Operations, Inc. (SmartMoves)                   Telephone Agreement

Apartment Guide                                               Property Listing Service Agreement

BFI                                                           Refuse Removal Service Agreement = Verbal
                                                              Agreement Only

Charter Communications                                        Cable Television Bulk Service Agreement

DL Gallivan                                                   Machine Service Agreement (student center
                                                              copier) = Verbal Agreement

Homestore.com Apartments & Rentals                            Web Brochure Agreement

John D. Bradshaw, P.C. (Attorneys at Law)                     Retainer Agreement

Metro Transit System of the City of Kalamazoo                 Bus Service Agreement

Fusion Broadband, Inc. (f/k/a Noment Networks)                Internet Services Agreement

Orking Exterminating, Inc.                                    Commercial Services Agreement

Pitney Bowes Credit Corp.                                     Equipment Lease

Qcorps Residential, Inc.                                      Service Order Form

SBC Business Communications Services                          Maintenance Service Agreement

Southern Management Systems                                   Collection Agency

Superior Lawn Maintenance, Inc.                               Landscape Maintenance Agreement

Superior Lawn Maintenance, Inc.                               Snow Removal Agreement

Superior Lawn Maintenance, Inc.                               Security Agreement

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

Vanguard                                                      Monitoring of Fire Alarm, Clubhouse Security &
                                                              Apt. Agreement

Western Herald Advertising                                    Display Advertising (WMU)

WMU - Division of Intercollegiate Athletics                   Sponsorship Contract

                                    EXHIBIT B

                        JEFFERSON AT STATE COLLEGE, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
ADT Security Services, Inc.                                   Security Alarm Monitoring Agreement

Allied Resident/Employee Screening                            Subscriber Agreement

Centre Area Transportation Authority                          Transportation Agreement

Centre Daily Times                                            Apartment Hunter Frequency Agreement

Collegian, Inc.                                               Advertising Contract

Cutting Edge Lawn Care                                        Landscape Agreement & Snow Removal

Ikon Office Solutions                                         Copier Maintenance/Service Agreement

Fusion Broadband, Inc. (formerly known as Noment              Internet Services Agreement
Networks)

Onox Waste Services - DuBois                                  Waste and Recycling Services

Pitney Bowes Credit Corp.                                     Equipment/Maintenance Agreement

QCorps Residential, Inc.                                      Service Order Form

SmithMyer's Electronics                                       Firm Alarm System Monitoring & Yearly
                                                              Inspection

Southern Management Systems                                   Collection Agency

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

TCI of Pennsylvania, Inc.                                     Cable Services Agreement

Verizon                                                       Residential Telephone Services Mktng.
                                                              Agreement

                                    EXHIBIT B

                      JEFFERSON COMMONS - STILLWATER, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Residenet/Emp. Screening                               Emp. Screening

Chickasaw Telecommunications Services, Inc.                   Telecommunications Services and Marketing
                                                              Agreement

Cox Communications (successor to Peak                         Cable Agreement
Cablevision)

Homestore.com Apartments & Rentals                            Web Brochure Agreement

Ikon Office Solutions                                         Copy & Facsimile Maintenance Agreement
                                                              (Business Ctr.)

Ikon Office Solutions                                         Copy & Facsimile Maintenance Agreement
                                                              (Clubhouse)

Fusion Broadband, Inc. (f/k/a Noment Networks)                Internet Services Agreement

O'Hara Lawn Care                                              Lawncare Agreement

Pitney Bowes Credit Corp.                                     Equipment/Maintenance Agreement

Qcorps Residential, Inc.                                      Service Order Form

Southern Management Systems                                   Collection Agency

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

                                    EXHIBIT B

                     JEFFERSON AT THARPE LIMITED PARTNERSHIP
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident Screening                                     Resident Screening

Apartment Finder                                              Apartment Guide

Associated Security                                           Security Contract

Comcast Cablevision                                           Cable Television

Florida Pest Control                                          Exterminating Service - Verbal Agreement
                                                              Only; no Written Contract

Homestore.com Apartments & Rentals                            Web Brochure Agreement

Ikon                                                          Copier Maintenance & Service Agreement &
                                                              Lease Agreement

Mar Pan                                                       Dumpster (Equipment Lease Agreement)

Nicholson's Landscape Co.                                     Landscape Agreement

Fusion Broadband, Inc. (formerly known as Noment              Internet Services Agreement
Networks)

QCorps Residential, Inc.                                      Service Order Form

Qwest Communications Corp.                                    Office Long Distance

Simplex Grinnell                                              Back Flow Inspection

Simplex Grinnell                                              Fire Alarm Monitoring

Southern Management Systems, Inc.                             Collection Agency

Sprint                                                        Agreement for Marketing of Services

Sprint                                                        Telephone Agreement

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

Intetech, L.C.                                                Occupancy Agreement

                                    EXHIBIT B

                  JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Emp. Screening                                Employee Screening

All Pro Exterminators                                         Termite/Pest Control Agreement

Bright House Networks (formerly Time Warner)                  Cable Television

Brun Protective Security, Inc.                                Security Officer Service Agreement

Complete Maintenance & Janitorial Service                     Cleaning Agreement - Verbal Agreement; no
                                                              Written Contract

Ikon Office Solutions                                         Copier & Facsimile Maintenance Service

Liberty Waste & Recycling                                     Commercial Service Agreement (Non-
                                                              Hazardous Waste)

Orkin Pest Control                                            Extermination/Pest Control

Pitney Bowes Credit Corporation                               Postage Meter Lease

Precision Fire and Security                                   Alarm Monitoring - Verbal Agreement; No
                                                              Contract

QCorps Residential, Inc.                                      Service Order Form

Southern Management Systems, Inc.                             Collection Agency

Star Environmental                                            Lift Station Cleaning - Verbal Agreement; No
                                                              Contract

The Oracle                                                    Display Advertising Agreement

TruGreen Landcare                                             Landscape/Grounds Maintenance Agreement

Verizon Avenue Corp. (Successor to GTE)                       Resident Internet

Verizon                                                       Local Telephone Service

                                    EXHIBIT B

                 JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                AS OF AUGUST 2003

                      NAME                                                 TYPE OF CONTRACT
BellSouth Telecommunications, Oinc.                           Service and Marketing Agreement

Campus Guide (Business Directory)                             Print Advertisement

Echostar Satellite Corporation                                Multi-Channel Video & Audio Programming
                                                              Services

Firetronics, Inc.                                             Monthly Monitoring Service - Fire Alarm
                                                              (Clubhouse & Buildings)

Florida Multimedia Services                                   Bulk Ethernet Service Agreement

Homestore.com Apartments & Rentals                            Internet Advertisement Agreement

Innovative Systems, Inc.                                      Sales & Installation Agreement

Keytrak, Inc.                                                 System Purchase Agreement

Pitney Bowes Credit Corp.                                     Postage Meter Equipment Lease

Precision Fire and Safety, Inc.                               Client Agreement - Burglar Alarm Monitoring

QCorps Residential, Inc.                                      Service Order Form (Internet based program
                                                              to assist residents in signing up to
                                                              receive utilities)

Toshiba Business Solutions                                    Full Service Maintenance Agreement

Waste Management of Orlando                                   Equipment/Service Agreement

                                    EXHIBIT B

                        JEFFERSON COMMONS - LUBBOCK, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Emp. Screening                                Emp. Screening

Coca-Cola                                                     Full Service Agreement

Cox Communications West Texas, Inc.                           CATV Agreement

Gafford Pest Control Services, Inc.                           Pest Control Agreement = Service Agreement
                                                              only

Homestore.com Apartments & Rentals                            Web Brochure Agreement

Lubbock Apartment Association                                 Advertising Contract - Apt. Directory (Full
                                                              page, full color ad)

Metro Lawn Service                                            Landscape Maintenance Agreement

Fusion Broadband, Inc. (f/k/a Noment Networks)                Internet Provider

Norvell Fire/Norvell Detection & Cabling                      Security Services Agreement

Pitney Bowes                                                  Postage Meter Rental Agreement

Qcorps Residential, Inc.                                      Service Order Form

Southern Management Systems, Inc.                             Collection Services Agency

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

Southwestern Bell Telephone Company                           Telecommunications Services Agreement

                                    EXHIBIT B

                       JEFFERSON COMMONS - COLUMBUS, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Employee Screening                            Employee Screening

Benchmark Landscape                                           Landscape Agreement

Berwick Electric Security/Monitoring                          Fire Alarm System Agreement (for Building #2)

Berwick Electric Security/Monitoring                          Fire Alarm System Agreement (for Building #1)

Berwick Electric Security/Monitoring                          Security System Agreement (office)

Copier Brothers, The                                          Copier Maintenance Agreement (Toshiba machine)

Gentry Fire Protection                                        Life Safety System & Test & Inspection Agreement

Homestore.com Apartments & Rentals                            Web Brochure Agreement

Ikon Office Solutions                                         Copier Maintenance Agreement (Canon machine)

Fusion Broadband, Inc. (f/k/a Noment Networks)                Internet Services Agreement

Orkin Exterminating, Inc.                                     Pest Control Agreement

Pitney Bowes Credit Corp.                                     Equipment Lease

Qcorps Residential, Inc.                                      Service Order Form

Republic Waste                                                Refuse Removal

Sanese Services, Inc.                                         Vending Machine

Smart Dollar Advertising, Inc.                                Advertising Purchase Agreement

Southern Management Systems                                   Collection Agency

The Greek Telephone Directory, Inc.                           Advertiser Agreement

Time Warner Cable                                             CATV Agreement

Verizon Midwest                                               Telephone Services/Marketing Agreement

SBC Operations, Inc., agent for Ameritech                     Telephone Services/Marketing Agreement
Consumer Services

                                    EXHIBIT B

                       JEFFERSON COMMONS - KNOXVILLE, L.P.
                  SERVICE AND MAINTENANCE AGREEMENTS/CONTRACTS
                                 AS OF JULY 2004

                      NAME                                                 TYPE OF CONTRACT
Allied Resident/Emp. Screening                                Subscriber Agreement

Asco, Inc. (Answer Quick)                                     Telephone Answering Service Agreement

Birch Telecom                                                 Maintenance Agreement

Birch Telecom                                                 Local Telephone Services Agreement

Birch Telecom                                                 Voice Term Plan Agreement

Comcast Cablevision of the South, Inc.                        CATV Agreement

Cook's Pest Control                                           Service Agreement

Homestore.com Apartments & Rentals                            Web Brochure Agreement

Ikon Office Solutions                                         Copier & Facsimile Maintenance Agreement

Knoxville Area Transit (KAT)                                  Trolley Service Agreement

Fusion Broadband, Inc. (f/k/a Noment Networks)                Internet Services Agreement

Pitney Bowes Credit Corporation                               Equipment Lease

Qcorps Residential, Inc.                                      Service Order Form

Qwest Communications Corp.                                    Toll Free Telephone Number

Security Equipment Company, Inc. (a/k/a Metro                 System Monitoring and Annual Inspection
Security)

The Daily Beacon                                              Advertising Agreement

The Greek Telephone Directory, Inc.                           Full Page Advertiser Agreement

Waste Management of Knoxville                                 Service Agreement

                                    EXHIBIT C

                                PERSONAL PROPERTY

                            [COVER PAGE FOR 30 PAGES

                                    EXHIBIT C

                                PERSONAL PROPERTY
               JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP

                                 AS OF JULY 2004

COMMUNITY MANAGER'S OFFICE

3 pictures

1 desk

2 chairs

1 secretary chair

1 two drawer lateral filling cabinets

1 computer

1 American Security Safe

1 Sony video cassette recorder

1 printer

1 4 drawer metal filing cabinet

1 2 drawer metal filing cabinet

1 2 level book shelf

LEASING MANAGER'S OFFICE

1 two draw lateral filing cabinet

1 secretary chair

2 chairs

1 computer

1 picture

1 HP laser jet printer

1 desk

RESIDENT SERVICES MANAGER'S OFFICE

1 computers

1 picture

1 secretary chair

2 chairs

1 key box

2 2 drawer metal filing cabinets

MAINTENANCE OFFICE

1 chair

1 key machine

vacuum pump

recovery machine

2 drills

wood plainer

set of torches

nitrogen tank

compound miter saw

table saw

backpack blower

skill saw

3 golf carts

2 batteries

1 gas can

roto zip tool

charging scale for freon

pool furniture (on pool deck)

welder

air compressor

LOBBY

1 wooden desk with chair

4 chairs

1 square glass table

1 round table

4 square back chairs

2 leasing desks

4 chairs

2 computers

5 pictures

MODEL

1 sofa and chair

2 pictures

1 dining room table with 4 chairs

1 GE oven

1 GE refrigerator

1 GE microwave

1 GE dishwasher

1 GE washer and dryer

1 bed

1 dresser

2 pictures

1 chair

COPY ROOM

4 four-drawer lateral filing cabinets

1 GE refrigerator

1 typewriter

1 GE microwave

1 computer

1 pictures

1 mini fridge

1 printer

GAME ROOM

1 snack machine

2 tables

5 bar stools

2 soda machines

1 TV

1 pool table

1 ping pong table

1 fooseball table

1 stereo

2 pictures

2 art pieces

TANNING ROOM

1 tanning bed

1 lamp

1 table

1 fan

FITNESS CENTER

2 treadmills

1 universal machine

2 arm machines

1 bar stool

1 TV

2 elipticals

1 stair master

1 stationary bike

POOL

39 loungers

6 tables

3 large tables

12 chairs

2 grills

COMPUTER LAB

6 computers

8 desk chairs

1 fax/copier

1 printer

2 pictures

STUDY ROOM

3 chairs

1 table

2 pictures

                                    EXHIBIT C

                                PERSONAL PROPERTY

                 JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP
                                 AS OF JULY 2004

OFFICE INVENTORY LIST

DIRECTOR OF COMMUNITY OPS OFFICE

1 Two shelf book case

1 Desk

3 Chairs

2 Credenzas

1 Computer w/monitor

1 Printer

1 TV monitor

1 painting

1 phone

RSM OFFICE

1 Two shelf bookcases

1 Desk

3 Chairs

2 Computers

1 Monitor

2 Credenzas

1 Phone

1 Lamp

2 Paintings

LEASING MANAGER OFFICE

1 Desk

1 Desk Chair

2 Chairs

1 Credenza

1 Computer w/Monitor

1 Printer

2 Paintings

1 Phone

1 Lamp

RESOURCE ROOM

1 Table

4 Chairs

1 Computer w/Monitor

1 Copy Machine

1 Key Track system (computer, monitor, printer, 2 drawers)

1 Fridge

1 Microwave

3 Filing Cabinets

1 Phone

1 Key Cutting Machine

2 Radios

1 TV Monitor

2 Amplifiers

LOBBY

6 High Back Chairs

4 End Tables

1 Coffee Table

1 Greeting Desk

1 Desk Chair

1 Credenza

1 Computers w/1 Monitors

1 Lamp

1 Phone

LEASING AREA

2 Desks

8 Chairs

1 Credenza

2 Computer w/Monitor

2 Lamps

2 Phones

2 Paintings

COMPUTER LAB

6 Desks

5 Chairs

5 Computers w/Monitors

1 Printer

GAME ROOM

4 Tables

8 Chairs

6 Paintings

1 Pool Table

MODEL

1 Over stuffed chair

1 Full size sofa

1 End Table

1 Entertainment Center

1 Coffee Table

4 Dining Table Chairs

1 Dining Room Table

1 TV

1 VCR

4 Lamps

1 Washing Machine

1 Dryer

1 Coffeepot

1 Teapot

1 Microwave

1 Stove

1 Fridge/Freezer

1 Dishwasher

1 Bed

1 Dresser (4 Drawers)

1 Desk

6 Paintings

1 Large Mirror

1 Large Bookshelf

MAINTENANCE INVENTORY LIST

3 Lobby dust pan #118180

3 Large angle broom #118175

5 Rubber toilet plunger #150750

1 Industrial first aid kit # 129348 (office)

1 Industrial first aid kit # 129348 (shop)

Aluminum ladder- 2' #750000

Aluminum ladder - 6' #750002

Aluminum ladder -24' #750015

1 Mop #127179

1 Bucket #127159

Map Handles #117528

235012 Nitrogen regulator and blow-out kit

135014 Oxy/Acetylene weld and braze kit

w/ carrier

149896 JB 7 CFM Vacuum pump

129420 Large lower back support belt (3)

136510 Ryobi 3/8" 14V cordless drill kit

129643 Edsal 45-gallon flammable cabinet
"FOB"

285170 GE .7 cubic ft countertop

microwave - white

135009 Nitrogen- RR tank refill

235110 RR- nit tank deposit

135001 Acetylene - MC tank refill

135002 MC tank deposit

135003 Oxygen - R tank refill

135004 OX - R tank deposit

149909 Refridg charging manifold set (2)

129302 clear plastic safety goggles (4)

750013 12 ft fiberglass set ladder

130302 Chapin 48 oz. Hand sprayer (2)

135120 Milwau 1/2" var speed hammer drill

130534 SKIL 7-1/4" circular saw

130822 Bosch 3-1/4" planer

131028 Porter cable 1/4 sht palm grip
sander

111901 61-1/2" flexrak leaf rake

111902 61-1/2" garden blow rake

111903 61" landscaper round point shovel

111904 61" landscaper square point shovel

180185 Hamilton Beach 12-cup coffeemaker

130232 2 gallon spill proof gas can

3 Golf Carts

1 Blower

1 Vacuum

1 Freon recovery system

1 Dollie

4 two-way radios

1 Wet Vac

1 Power Washer

UNIT INVENTORY

254 Sofas

254 Lounge Chairs

254 End Tables

254 Cocktail Tables

254 Entertainment Centers

254 Dining Tables

936 Dining Chairs

730 Bedsets

730 Chests

730 Desks

730 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

                                    EXHIBIT C

                                PERSONAL PROPERTY

                     JEFFERSON AT THARPE LIMITED PARTNERSHIP
                                 AS OF JULY 2004

MODEL

1 Roper refrigerator

1 Roper Oven

1 Roper Dishwasher

1 Roper Washer

1 Roper Dryer

1 Sofa

1 Chair

1 Coffee Table

1 End Table

1 Microwave

Dining room table and four chairs

Desk and Hutch

1 Dresser

1 Night stand

1 Full sized bed

10 Pictures

COMPUTER LAB

11 Computers

18 Secretary Chairs

1 Laser jet printer

2 Round table with 5 chairs

ACCOUNTANT'S OFFICE

1 Desks

2 Secretary Chairs

3 Two drawer lateral file cabinets

1 Round back chair

1 computer

1 printer

RESIDENT SERVICES "COPY ROOM"

1 Onkyo Tuner

1 Onkyo tape deck

1 Onkyo CD Player

1 T.V.

1 Color Duplex Multiplexer

1 Time clock

RESIDENT SERVICES "COPY ROOM" (CONT.)

1 VCR

1 Agile modulator

1 Computers

4 Four drawer lateral filing cabinets

LOBBY

1 Coffee table

2 End tables

4 Waiting chairs

1 Lamps

RESIDENT SERVICE OFFICE

1 Desk with Secretary Chair

1 Computer

1 Printer

2 Chairs

STUDY ROOM

1 Round table with four chairs

CLUBHOUSE

1 Foozball table

1 Air hockey table

1 Coffee table

1 Roper oven

1 Roper refrigerator

1 Microwave oven

1 Electronic dart board

1 Big screen television

1 Roper dishwasher

2 pool tables

2 Foyer tables

2 Bar chairs

3 square tables and 12 chairs

3 Televisions

2 Sofa

1 End table

2 loveseats

9 lamps

CORPORATE UNIT

1 Roper oven

1 Roper side by side refrigerator

1 Microwave

1 Dishwasher

1 Dining room table with 6 chairs

1 Buffet table

1 Entertainment center

1 Sofa

1 T.V.

1 VCR

1 Desk

1 Roper Washing machine

1 Roper dryer

2 Foyer tables

4 Sofa chairs

1 End tables

2 Tables with 12 chairs

EXERCISE ROOM

1 Leg extension machine

1 Lat pull down machine

1 Cross pull machine

1 Upper leg extension machine

1 Leg press machine

1 Chest press machine

1 Calve extension machine

1 Peck machine

2 Stair climbing machines

2 Exercise bikes

1 Elliptical machines

2 Tread mills

2 Sit up benches

2 Tanning beds

3 Incline benches

3 Televisions

16 sets of various size dumb bells

POOL AREA

4 Tables

18 Table chairs

69 Lounge chairs

1 outdoor pool table

2 ping pong tables

MAINTENANCE SHOP

1 Nitrogen rig

1 Freon recovery unit

1 Kwikset rekey kit

1 Small air compressor

1 Electronic charging scale

1 Vacuum pump

1 6" bench grinder

1 10ft. Step ladder

1 3000# Pressure Washer

1 Carpet blower

1 Wet/dry vacuum

1 Appliance hand truck

1 Oreck vacuum

1 Acetylene torch

2 Key cutting machines

2 Extension ladders

6 Golf carts with chargers

7 radios with chargers

1 Sidewalk scrubber

1 Back Pack Blower

1 Roto Zip

1 Tile Saw

1 Drain Cleaning

1 Dehumidifier

1 carpet fan

2 Dollys

MANAGER'S OFFICE

1 desk

1 computer

2 - two draw lateral fining cabinet

1 four drawer lateral filing cabinet

1 television

1 printer

3 chairs

1 secretary chair

UNIT INVENTORY

454 Sofas

454 Lounge Chairs

454 End Tables

454 Cocktail Tables

454 Entertainment Centers

454 Dining Tables

1,816 Dining Chairs

1,463 Bedsets

1,463 Chests

1,463 Desks

1,463 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY
                  JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP

                                 AS OF JULY 2004

CLUBHOUSE

2 leasing desks

4 chairs w/tables

2 rollback chairs

3 telephones

1 greeter table w/1chair

2 tables

4 chairs

1 couch

2 chairs for traffic

1 coffee table

2 computers

12 plants

1 magazine rack

1 movie stand

2 wicker baskets for refreshments

11 pictures

RESIDENT RELATIONS

1 desk

2 chairs

1 computer

1 telephone

1 printer

2 credenza

1 plants

1 pictures

LEASING MANAGER

1 desk

2 chairs

1 credenza-file cabinet

1 computer

1 telephone

2 pictures

COMMUNITY MANAGER

1 desk

2 chairs

1 lamp

2 credenza-file cabinet

2 pictures

1 plants

1 telephone

1 computer

1 Printer

MODEL LIVING ROOM

1 entertainment center

1 couch

1 end table

1 coffee table

1 chair

6 plants

2 lamps

1 TV

12 books

3 pillows

5 picture frames

4 candles

MODEL BEDROOM

1 Full-size extra long bed

8 pillows

1 desk

1 chair

2 lamps

1-dresser ( 5 drawer)

3 books

2 pictures

1 plant

2 frames

2 blankets

1-game (for show)

MODEL DINING ROOM

1 Dining Room table

4 chairs

4 plates

4 wine glasses

4 napkins

4 bowls

5 pictures

MODEL KITCHEN

8 vase

1 frame

3 candles

1 clock

1 coffee pot

1 blender

1 microwave

1 oven

1 refrigerator

1 cookie maker

2 plants

1 washer/dryer

2 towels

1 fruit dish

1 book

1 utensil holder

3 glass containers

MODEL BATHROOM

2-sinks

1 Towel rack

11 towels

2 toothbrush

1 holder

1 candle

1 mirror

3 silver containers

1 shower curtain

1 clock

1 bath mat

1 plant

1 trash can

1 picture

LEFT SIDE OF CLUBHOUSE

STUDY ROOM

8 chairs

2 round tables

COMPUTER ROOM

8 computers

8 chairs

1 copy machine

1 printer

EXERCISE ROOM

2 steppers

2 treadmills

1 free runner

2 bikes

9 weight machines (seven arms and two leg machines)

1 Tree

2 pictures

3 TV's

GAME ROOM

10 chairs

3 tables

1 pool table

1 air hockey

1 foozie ball

6 pictures

1 tree

1 TV

1 VCR

TANNING ROOM

1 Tanning Bed

1-paper towel dispenser

1-picture

THEATER

DVD/VHS Player

Larger Screen

1-projector

16 chairs

1-center table

2-executive round tables

1 table plant

Pool Inventory

16-chairs

4 - tables

3-Umbrellas

52-lounge Chairs

13-small tables

2-Barbeque Grills

1-Ceiling Fan -in cabana area

6-pool signs

MAINTENANCE SHOP

4 Golf Carts

1 recovery

1 nitrogen blow kit

1 vacuum pump

1 air compressor

1 scale

1 socket set

1 set of guages  a/c

1 hammer drill

1 royozip kit

1 reciprocating saw

1 phone tester

1 skil saw

1 heat gun

2 wood clamps

1 amp tester

4 radios

2 extension cords

1 hand held snake

2 grease guns

1 auger

2 T-squares

2 levels

2 Ear protectors

3 belts

1 bolt cutter

1 Five Gallon gas can

1 One Gal gas can

1 big blower

1 One gallon shop vacuum

1 Ten galon  wet vacuum

1 Cig. Butt Vacuum

1 pressure washer with two hose extensions

2 Dollies

2 sprayer for pavement lining

1 post hole digger

3 round nose shovels

2 steel racks

1 pick

1 leaf rake

1 electric drill

1 kwik set keying kit

1 kwik set installation kit

1 rotor with bits

UNIT INVENTORY

336 Sofas

336 Lounge Chairs

336 End Tables

336 Cocktail Tables

336 Entertainment Centers

336 Dining Tables

1,284 Dining Chairs

1,002 Bedsets

1,002 Chests

1,002 Desks

1,002 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                        JEFFERSON AT STATE COLLEGE, L.P.

                                 AS OF JULY 2004

RESOURCE ROOM

1 Table

5 Chairs

1 Otis Spunkmeyer Oven

2 GE Refrigerators

1 Handy Trac Key Control System

1 Double Cabinet Storage for Bedroom Keys

4 Small Metal Cabinets for Master for Entry/Bedroom Keys

1 Soho Tan 1 Line Telephone

3 Metal 4 Drawer Lease File Cabinets

1 Pitney Bowes Postage and  Weighing Machine (Leased)

1 Culligan/Oasis Water Cooler  (Leased)

1 Canon Copy/Fax/Print IF Machine (Model Image Runner, SN #ZCS10350)

1 Quartet Paper Cutter

1 Fellowes Paper Shredder

2 Hoover and Bissel Vacuums

3 US Flags

3 PA Flags

CLUBHOUSE

7 Soho Black 4 Line Telephones

1 Glass Table

25 Wall Pictures

13 Chairs

4 Wooden Double Filing Cabinet

14 NEC MultiSync Monitors (Model #A500+)

14 Compaq Keyboards

14 Compaq Mouses

1 Hewlett Packard Jet Direct 170X (Model #J3258B, SN#SG0420153)

1 Powerlock Copy Machine (Model #D113Z6T, SN#1951750006)

1 Cherry Walnut Desk

8 Desk Lamps

13 Desk Chairs

3 Wood Double Drawer File Cabinets

2 6' Plastic Tables

2 Long Metal Benches

OFFICE

1 Hewlett Packard Laser Jet HP Lazerjet 4200 (Model #4050N)

CA DESK

Intel Pentium IIII Dell
(SN#MYOY135247603447FWYX)

LEASING MANAGER

Intel Pentium IIII Dell
(SN#MYOY135247603447FXVY)

LEASING PROFESSIONAL

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZF)

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZF)

RESIDENT/RELATIONS

Intel Pentium IIII Dell
(SN#MYOY135247603447FX60)

COMMUNITY MANAGER

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZL)

1 Phillips VCR Time Lapse Video Recorder

1 Phillips Video Monitor

1 Phillips Video Multiplexer

1 Polaroid Camera

1 Sony Digital Mavica Camera FD Drive 2X (Model #MVCFD73)

1 Leather Desk Chair

COMPUTER LAB

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZK)

Intel Pentium IIII Dell
(SN#MYOY135247603447FX5Z)

Intel Pentium IIII Dell
(SN#MYOY135247603447FX6X)

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZE)

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZE)

Intel Pentium IIII Dell
(SN#MYOY135247603447FXVV)

Intel Pentium IIII Dell
(SN#MYOY135247603447FWZG)

Intel Pentium IIII Dell
(SN#MXOY135247605450BWE9)

Intel Pentium IIII Dell
(SN#MYOY135247603447FX6Y)

9 Surge Arrest APC Surge Protectors

1 Canon Copy Machine (Model #Aficio, SN#H24911201124)

1 Canon Laser Multifunction System

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Fax Machine

1 Hewlett Packard Laserjet 2100 (Model #C4170A, SN#USGH078372)

ACCOUNTANT

1 Smith Corona Typewriter (SN#NA3HH)

Data Cartridge

FRONT OFFICE

5 Oakwood Desk with Three Drawer Dressers

1 Mahogony Desk

1 Mahogony Desk Chair

1 Marble Information Table

1 Couch

1 Sofa Chairs/Love Seats

1 Coffee Table

2 Small Marble Tables w/ Vases on Top

2 Elephant Mantle Pieces

3 Stone/Plastic Planters

OUTSIDE

1 Volleyball Net & Posts

8 Stone Planters

5 Outdoor Garbage Cans

1 Picnic Table

MODEL

1 Couch

1 Sofa Chairs/Love Seats

1 End Table

1 Coffee Table

1 Entertainment Center Frame

1 Dining Room Table

5 Dining Room Table Chairs

1 Four Drawer Dresser

1 Desk

1 Desk Chair

1 Full Size Mattress

1 Bed Frame

1 GE 7 Cycle Heavy Duty Extra Large
       Capacity Washer

1 GE 3 Cycle Heavy Duty Extra Large
       Capacity Automatic Dryer

POOL AREA

30 Lounge Chairs

12 Table Chairs

3 Tables with Umbrella's

STUDY/MOVIE

4 Round Wooden Tables

16 Cushioned Seated Chairs

GAMEROOM

3 Tall Round Wooden Tables

10 Tall Wooden Chairs

1 Elite Ping Pong Table

1 Connelly Billiards Table

2 Pool Sticks

1 Air Hockey Imagination Leisure

TANNING ROOM

1 Wooden Chair

MOVIE THEATER

4 Sofa Chairs/Love Seats

1 Marble Coffee Table

1 Creston Control Processor (Model #ST-CP, SN#C329071)

1 Power Brite Racklight (Model #PB9, SN#P98C3253)

1 Yamaha DVD (Model #5795, SN#2095959PR)

1 Sharp VCR (SN#902711860)

1 Sharp Vision Projector

FITNESS ROOM

1 Bios Shoulder Press 8 (SN#BAUMJ1-5031)

1 Bios Lateral Raise 7 (SN#BAUSJ4-5039)

1 Bios Vertical Fly 5 (SN#BAUSJ5-5038)

1 Chest Press 6 (SN#BAUMJ2-5031)

1 Bench Press

1 Bios Lateral-Lo Pulley 4 (SN#BAUMJH2-5003)

1 Bios Lateral-Lo Pulley 4 Weight Holder

1 Seated Row 3 (SN#BAUMJ3-5032)

1 Leg Curl 2 (SN#BALSJ2-5031)

1 Leg Extension 1 (SN#BALSJ1-5031)

2 Quinton Club Track (Model #612 Plus, (SN#457 001 10834 / SN#457 001 10839)

2 Stair Master Climbing Stairs Free Climber (Model #4600CL, SN#1800 9112 9024
           and SN#1800 9112 9035)

2 Stratus (Model #3300 CE, SN#3430 9112 9008 and SN#3430 9112 9010)

2 Back System 3

1 Satir Master Free Runner (Model #5400 ESS, SN#1600 9111 5005)

1 Free Weight Holder

2 5 lb. Free Weights

2 10 lb. Free Weights

2 15 lb. Free Weights

2 20 lb. Free Weights

2 25 lb. Free Weights

2 30 lb. Free Weights

2 35 lb. Free Weights

2 40 lb. Free Weights

2 45 lb. Free Weights

2 50 lb. Free Weights

RADIO ROOM

4 Handspring Visor Delux handheld

1 Yamaha Receiver (Model #RX-VZ95A, SN#Y106509TV)

1 Disk Changer (Model #CDC-575, SN#5657869)

1 Receiver (Model #RX-496, SN#Y216469WY)

1 Receiver (Model #RX-496, SN#Y216709WY)

1 Receiver (Model #RX-496, SN#Y216529WY)

1 Receiver (Model #RX-396, SN#Y27939WY)

1 Power-Sub AMP (SN#5069)

SHOP

John Deere Gator (Model #6X4, SN#W006X4X057767)

John Deere Snow Plow (Model #BM18522, SN#W00072X006246)

Chain Breaker

Grease Gun

2 Yamaha Gas Powered Golf Carts ((Model #G16A, SN#JR3029976, SN#JR3034826)

Karcher Pressure Washer (Model #K23008G, SN#59374)

Homelite Leaf Blower (Model #UT08083, SN#MA2990032)

Homelite Leaf Blower (Model #UT08083, SN#MA2820088)

MTD 22" Lawn Mower (Model #11Z-084C062, SN#1E240C91007)

Weed Eater (Model #2000US, SN#00129N501988-1)

2- 5 Gal Gas Cans

1 Gal. 6 oz. Gas Can

2 5 Gal Kerosene Cans

Hoover Upright Vacuum (Model #U5111-900, SN#1-64351)

Shop Vac Wet/Dry Vac w/Pump & Accessories (Model #QPV925-94)

1 Gallon Shop Vac (Model #2015)

DeVilbiss 8 Gal. Air Comp.& Accessories (Model #IRSFAC28-22012051651)

9 Gallon Air Tank (Model #MWP112-00010)

1/4" Air Hose (Model #4-25E-RET)

Yellow Jacket Freon Recovery (Model #R60, SN#R75914)

30# Tank

TIF Refrigerant Scale (Model #TIF9010A, SN#219950025793)

Yellow Jacket Vacuum Pump (Model #93440, SN#K224171)

Yellow Jacket Manifold Gauges (Model #44213)

4 Gallon Backpack Sprayer (Model #23)

Imperial Kwik Charge (Model #353-C)

Bernz O Matic Mapp Gas Torch (Model #TS4000ZKC)

Refrigerant Management Book

Whirlpool Dehumidifier (Model #AD50LBK0, SN#QL1507412)

Cobra 100' Drain Cleaner (Model #LX1000, SN#203059)

25' Canister Drain Cleaner

General 6' Closet Auger

Assorted Plungers

Werner 4' Step Ladder (type 1) (Model #6004)

Werner 6' Step Ladder (type 1A) (Model #F5A06)

Werner 10' Step Ladder (Model #F5A10)

Werner 28' Extension Ladder (Model #D1228-2)

Bauer 6' Step Ladder

50' 14-3 Extension Cord

100' 14-3 Extension Cord

Spade Shovel

Spade Shovel

Scoop Shovel

Push Broom

Broom

Snow Shovel

Garden Rake

2-Yard Rakes

Yard Rake

Sponge Mop

Long Handle Dustpan

4-General Trash Pickers

Rubbermaid 32 Gal. Trash Can

Rubbermaid 44 Gal. Trash Can

9 X 12 Canvas Tarp

16 X 20 Plastic Tarp

Dewalt 14V Cordless Drill (Model #DW991, SN#73688)

Makita Hammer Drill (Model #HP1501K, SN#519953G)

DeWalt Sawzall & Blades (Model #DW303, SN#869852)

2 DeWalt 14.44 Battery Packs (Model #DW9091)

DeWalt 1 hour charger (Model #DW9107)

Black & Decker Bullet Drill Bits (Model #14220)

Black & Decker Bullet Drill Bits

Skil 7-1/4" Circular Saw (Model #5150, SN#H96305)

Black & Decker Scroll Saw (Model #PPG30, SN#20012749)

Mitre Box & Saw Kit

(2) J&J First Aid Kits (Model #8162)

(3) Craftsman Back Belts (Model #37824)

(3) Suspender Belts

(2) AO Saftey Glasses (Model #90780)

(2) AO Saftey Earmuffs (Model #90540)

(3) Fire Extinguishers (Model #5MB-8H1999)

Boss PVC Rainsuit

Lockout/Tagout Kit

Stud Sensor (Model #SS9434)

Harper Appliance Dolly (800 lb)

Milwaukee Hand Cart (Model #30019)

20' Tow Chain

Task Force 24" Bolt Cutters (Model #76790)

Kobalt 10 Pc. Screwdriver Set

(3) Philips Screwdrivers

Task Force Mini-Screwdriver. Set

Kobalt 56 Piece Socket Set

Stanley 25' Tape Measure

Kobalt Standard Wrench Set

Kobalt Metric Wrench Set

Chesco Hex Key Sets

Stanley Utility Knife

GB Linesman Pliers

GB Wire Cutters

GB Needle Nose Pliers (big)

BG Needle Nose Pliers (small)

7-piece Nutdriver Set (Kobalt)

Tin Snips

3-Piece Channelock Pliers

10" & 6" Crescent Wrench Set

3-Piece Wood Chisel Set

3-Piece Putty Knife Set

8" Slip Joint Pliers

Wire Strippers

Claw Hammer

Hi-Leverage Pliers

Kobalt Screwdriver Tip Set

Bullet Masonary Drill Bit Set

Masonry Chisel

6" Bench Grinder (Model #23589)

6" Grinder Wire Brush

5" Bench Vise

1" Tubing Cutter

Snap-Ring Pliers

5-Piece Hole Saw Set

Lock Installation Kit

Water Pressure Gauge

10" Taping Knife

7-Piece Paint Brush Set

(2) Caulking Guns

4" Mud Mixer

(2) 5 Gallon Paint Strainers

Glass & Tile Bit Set

Pry Bar

Combination Square

4 lb. Sledge Hammer

8 lb. Sledge Hammer

Kwikset/Titan Rekeying Kit (Model #270)

Heat Gun (Model #PR1220HS)

Staple Gun

Plastic Tool Box

(2) Plastic Fastener Boxes

MTD Snowblower (Model #31AE640F062, SN#1H220B30474)

(2) Scott's Spreaders

(4) Snow Shovels

(3) Hand Spreaders

GE Refrigerator (Model #TBX16SIBNLWW, SN#ZV760073)

45 Gallon Fire Cabinet (Model #RMO8361)

2-4 Drawer Filing Cabinets

4 Shop Chairs

Telephone Hand Set (Model #TS19)

Telephone Tester (Model #62-180)

Telephone Signal Thrower (Model #62-184)

Internet Toner/Thrower (Model #SLT3)

Telephone Punch Tool (Model #Ideal)

CLUBHOUSE

Bissell Carpet Cleaner (Model #1950)

Motorola 2-Way Radios (Model #P24SRD03F2BA, SN#463FAE4990)

Motorola 2-Way Radios (Model #P24SRD03F2BA, SN#463FZU0549)

Motorola 2-Way Radios (Model #P24SRD03F2BA, SN#463FZY3699)

Motorola 2-Way Radios (Model # P24SRD03F2BA, SN#463FZY3694)

Motorola 2-Way Radios (Model #P24SRD03F2BA, SN#463HAY2233)

4 Desk Top Chargers

(2) Floor Buckets

(2) Floor Mops

Pool Test Kit

Sony CD/Radio Player (Model #CFD-V17)

(2) - J&J First Aid Kits (Model #8162)

Ilco Key Cutting Machine (Model #45, SN#PM003606)

Dremel Engraver (Model #290)

Wood Punch Set
Pedestal Fan

(3) Floor Fans 3510

(3) Floor Heaters (Model #HFH-106)

BUILDING 1-25

(5) Sprinkler Hoses

(5) Garden Hoses

(5) Sprinklers

UNIT INVENTORY

294 Sofas

294 Lounge Chairs

294 End Tables

294 Cocktail Tables

294 Entertainment Centers

294 Dining Tables

1,176 Dining Chairs

984 Bedsets

984 Chests

984 Desks

984 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                      JEFFERSON COMMONS - STILLWATER, L.P.

                                 AS OF JULY 2004

MANAGERS OFFICE

1 Desk

1 Credenza

3 Chairs.

1 Computer

1 Printer

1 Printer Stand

3 Lamps

2 large Prints

2 Wall Tins

ACCOUNTING OFFICE

1 Desk

1 Computer

1 Printer

3 Chairs.

1 Credenza

1 Large Print

1 Lamp

LEASING MANAGER'S OFFICE

1 Desk

1 Computer

1 Lamp

1 Large Print

1 Credenza

3 Chairs.

SITTING AREA

2 Chairs

1 Bookshelf

1 Print

LEASING SPACE

2 Desk

2 Computers

6 Chairs

7 Prints

2 Pieces of Wall Art

1 Large Table

1 Greeting Desk

1 Chair

6 Chairs

1 Coffee Table

4 Chairs

1 Large Vase

2 Glass Vases

1 Small Trunk

1 Silver Candy Dish

MODEL

1 Couch

1 Chair

1 Coffee Table

GAME ROOM

1 pool table

1 fooz ball table

1 big screen tv

1 27 in tv

1 Couch

1 ping pong table

6 large prints

1 palm tree

Tanning Bed

1 tanning Bed

3 prints

1 mirror

FITNESS CENTER

1 Bike

2 stair steppers

2 treadmills

8 fitness machines

1 Free weight rack

1 bench
free weights

2 tvs

COMPUTER LAB

6 Computers

1 Printer

6 Chairs

2 Tables

8 Chairs

6 large prints

MODEL

1 Couch

1 Chair

1 Coffee Table

1 End Table

1 Entertainment Center

4 Wall Plaques

2 Wall Sconces

8 Small Prints

1 Table

4 Chairs

2 Lamps

1 train

11 books

3 Wicker Balls

6 Large Prints
Chess Set

4 Marble Balls and Holder

2 decorative towers

5 candle Holders

3 lamps

1 Wood Tic Tac Toe Set

1 Juke Box

1 Picture Frame

1 Ficus Tree

4 Throw Pillows

4 Rugs

1 Waiter

1 Cook Book

1 Oil/Vinegar Set

1 Potpourri Basket

1 Wash Tin

1 Comforter

6 pillows

1 Candle Tray

1 Picture Frame

1 Sewing Basket

4 Large Prints

1 Airplane

2 Lamps

2 Magazine Racks

9 towels

1 wastebasket

4 butterfly prints

1 mirror

1 Modular Cable Tester

1 Fire Storm Drill

1 Freon Recovery System

Recovery Tank

2 Caulking Guns

2 Nut Drivers

2 Screw Driver Sets

2 Pliers

2 Wood Chisels

2 5-in-1 tools

1 Allen Wrench

1 Standard Allen Wrench

1 Hex Head Wrench

1 Dewalt Bit Set

5 Safety Belts

1 Broom and Dust Pan

1 Desk

1 Aluminum Ladder 2x4

1 Seaming Iron

1 Carpet Kicker

13 Power Cords

2 Yellow Jacket Power Pack

1 Yellow Jacket 3-Way

1 36 Piece Socket Set

1 Trash grabber

1 Trash poker

1 Kitchen Snake

1 Toilet Snake

2 Dollies

1 Edger

1 Blower

1 Fire Hose (200")

1 Carpet Shampooer

1 Power Washer

1 Mop Bucket

2 Slippery When Wet Signs

2 Golf Carts

2 Battery Chargers

2 Coolers

1 Shop Vac

1 Key Machine

1 Rekeying Kit

1 Hack Saw

1 Propane Torch Kit

1 Multitester

1 Hand Saw

1 Pry Bar

1 Small Pry Bar

1 Firestorm light and charger

1 Recip Saw

1 Grinding Stone

1 4-in-one Screwdriver

2 Cell Phone

2 Cell Phone Holders

1 Power Bit Adapter

1 Drilling Hammer

1 3/4 Chisel

3 Saw Blades

UNIT INVENTORY

234 Sofas

234 Lounge Chairs

234 End Tables

234 Cocktail Tables

234 Entertainment Centers

234 Dining Tables

900 Dining Chairs

732 Bedsets

732 Chests

732 Desks

732 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                   JEFFERSON COMMONS - WESTERN MICHIGAN, L.P.

                                 AS OF JULY 2004

ACCOUNTANT'S OFFICE

1 computer & printer

2 guest chairs

1 desk

1 filing cabinet

1 rolling chair

1 phone

1 safe

1 plant

2 pictures

RESIDENT RELATION'S OFFICE

1 computer

2 guest chairs

1 desk

1 filing cabinet

1 rolling chair

1 phone

1 picture

PROPERTY MANAGER'S OFFICE

1 computer & printer

2 guest chairs

1 desk

2 filing cabinet

1 rolling chair

1 phone

1 lamp

1 plant

3 hanging pictures

1 large decorative plate

1 small TV- used for security

1 radio - controls entire office

1 VCR - security system

RESOURCE ROOM

1 desk

1 rolling chair

1 fax/machine

1 refrigerator

1 microwave

4 large filing cabinets

1 coffee maker

1 phone

1 key maker

1 coat hanger

MAIN OFFICE

1 couch

3 end tables

2 lazy boys

3 desks

6 guest chairs

2 computers

1 filing cabinet

1 greeters desk w/ chair

3 rolling chairs

4 pillows

2 wooden vases

7 plants

5 hanging pictures

1 site map w/ stand

3 phones

1 large standing vase

MODEL

1 stuffed chair

1 sofa

1 coffee table

2 end tables

1 entertainment center

1 32' TV

1 wooden dog

19 wall hangings

4 lamps

8 plants

7 pictures frames

2 vases

2 metal chickens

1 fondue set

4 place settings

1 dinning room table

4 chairs

1 phone

1 toaster

1 set of 3 canister set

Salt & pepper shakers

1 rug

1 teapot

1 fruit dish

7 oil bottles

6 hand towels

Box of tide

Downy fabric softener

1 bed

1 set of 4 drawers

1 desk

1 chair

1 head board

1 display computer

1 hockey stick

1 basketball

1 gym bag

2 potpourri boxes

1 Walkman

1 stapler

1 letter file

1 hat

1 water bottle

1 jump rope

1 large towel

1 night stand

1 sheet set

7 pillows

CLUBHOUSE

4 leather chairs

1 couch

1 end table

1 coffee table

1 lamp

6 rolling chairs

5 IBM computers

1 iMac computer

2 printers

1 scanner

1 fax/copy machine

8 guest chairs

1 working table

10 bar stools

5 bar tables

1 ping pong table

3 paddles w/ ball

1 pool table w/ balls

8 pool sticks

1 air hockey table w/ puck

2 paddles for air hockey

2 vending machines

2 treadmills

1 bike

2 stair steppers

8 weight lifting machines

17 free-weights

1 folding chair

1 CD player

1 radio

10 basketballs

6 TV's

1 decorative bowl

1 tanner

1 fan

1 remote

2 weight lifting chairs

1 hanging mirrors

11 hanging pictures

12 plants

SHOP

Black & Decker Bench Grinder

Porter-Cable Air Compressor

Air-Works Portable Air Tank, 9 Gallon

Shop Vac Wet-Dry Vacuum 22 gallon capacity

Shop Vac Wet-Dry Vacuum 16 gallon capacity

Yard-Man, Chipper-Shredder-Vacuum

Pro-25 Power Washer

Troybilt Snow Blower

Huqvarna Leaf Blower

Shop Vac Wet-Dry Vacuum with Pump

DeWalt Saws-all Reciprocating Saw 115V

Schauer Battery Charger

Manual Carpet Knee-Kicker

Grease Gun

Makita Belt Sander

Task-Force 24" Bolt Cutters

Coleman Catalytic Heater

Bernzomatic Mapp-Gas Torch Head

(3) 4 Foot stepladders Werner

(1) 4 Foot stepladder Wooden

25-foot Nylon towrope

Werner 20 foot extension ladder

EZ-Go 4-seat golfcart

EZ-Go ST350 with Dump-Body

Yamaha Kodiak 4-Wheel ATV with snowplow & canopy

Air-conditioning Gas Recovery Tank

Two-Wheeled Appliance Dolly

Pro-Max Air-conditioning  Gas Recovery System

Evacuation Pump  1/2 HP

Electronic Charging Meter (Scale)

Ear Protection AO

DeWalt Four-Pack Saws-all, Drill, Light, Skill-Saw

KOBALT open-end/box-end wrenches

Drill-Set by SH

(3) Space Heaters by Holmes

Large Appliance Dolly by Milwaukee

Hawkeye Equipment Trailer

True-Temper 8 Cu. Ft. Wheelbarrow

Floor Fan MYTEE

5 inch Bench Vise

Copper Tubing cutter

Snap-Ring Pliers

8-Pound Sledgehammer

Plastic Tool Box

Garden Hose 20-foot lengths (4)

Gas Cans (2) 5 gallons

1/4 inch air hose

Manifold Gauges

Motorola two-way Radios (3)

Dehumidifier

6-foot water closet Augers (2)

Toilet Plungers (5)

Extension Cords of various lengths

Shovel-Spade Type (2)

Square-Coal Shovel

Push Broom (2)

Snow Shovels (5)

Dust-pan

OFFICE

Lock Installation Kit

ILCO 045 Key Cutting Machine

Dremel Vibro-etch

POOL

Sprinklers (2)

CLUBHOUSE

Pedestal Fan

Floor Fan (3)

Carpet Cleaner

POOLHOUSE

Pool Chemistry Test Kit (3

UNIT INVENTORY

324 Sofas

276 Lounge Chairs

324 End Tables

324 Cocktail Tables

276 Entertainment Centers

324 Dining Tables

1,104 Dining Chairs

876 Bedsets

876 Chests

876 Desks

876 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                        JEFFERSON COMMONS - LUBBOCK, L.P.

                                 AS OF JULY 2004

LIVING ROOM

1 Couch

1 Love Seat

1 Coffee Table

1 End Table

1 Candle

2 Glass Vases

1 Clock

1 Blanket

1 Potpourri Holder

2 Wooden Chests

1 Metal Decor

1 Lamp

1 TV

2 Set of Curtains

3 Small Colorful Pillows

1 Large Black Pillow

2 Rugs

3 Trees

1 Mirror

1 Wicker Basket with 3 Canes

1 Glass Box with Key

2 Wall Candleholders with Candles

1 Dining table

4 Dining chairs

1 Monopoly game

2 Small Cups

1 Tablecloth

1 Chess set

4 Placemats

KITCHEN

1 Large Plate

2 Small Plates

4 Mugs

3 Bowls

1 Cutting Board

1 Strainer

7 Decorative Apples

5 Dish Towels

2 Wooden Spoons

1 Large Salad Tong

2 Drinking Glasses

5 Pasta Containers

1 Salt and Pepper Shakers

1 Oven Mitten

1 Set of Measuring Spoons

6 Oil Containers

3 Towels

4 Plants

3 Glass Containers

1 Book

2 Baskets

2 Decorative Plates

1 Wooden Box

1 Toaster

1 Stove/Oven

1 Microwave

1 Dishwasher

1 Refrigerator

2 Rugs in Kitchen

2 Cook Books

1 Washing Machine

1 Dryer

BEDROOM

9 Total Picture Frames

1 Full Size Long Bed

1 Dresser

10 Pillows

1 Comforter

1 Bed Ruffle

1 Texas Tech Blanket

1 Texas Tech Flag

1 Computer Screen, Keyboard

2 Speakers

2 Lamps

14 Books

1 Jam Box

1 Desk Chair

1 Texas Tech Pendant

2 Wicker Baskets

BATHROOM

2 Oil Containers

2 Plants

2 Glass Containers

1 Metal Basket

1 Metal Soap Dish

6 Soaps

13 Towels

2 Pictures

1 Trashcan

1 Wooden Double T

2 Plants

1 Wooden Owl

1 Candle

3 Loofahs

1 Bath Gel

1 Shower Curtain

1 Old Telephone

3 Plants

1 Curtain

1 Large Picture over Bed

11 Hangers

3 Shirts

1 Pair of Shoes

1 Backpack

1 Blue Glass Figure

2 Candles

2 Large Chess Pieces

4 Candle Holders

1 Wooden Double T

1 Moon Mirror

1 Wire Pen Holder

FRONT OFFICE INVENTORY

2 Leasing Desks

2 Leasing Chairs

2 Telephones

4 Chairs in front of Leasing Desks

2 Lamps

2 Glass Candle Holders

3 Pictures

2 Monitors

2 CPUs

2 Keyboards

2 Mouse

1 Computer Desk

1 Desk Chair

1 Dining Table

4 Black Chairs

1 Huge Rug

2 Plants

2 Triangle Plant Tables

1 Podium

1 Mission Statement-Framed

1 Movie Rack

2 Glass vases

1 Potpourri Bowl with Candle

1 Coffee Table

1 Potpourri stand w/ Flowers

RESIDENT MANAGERS OFFICE

1 Computer

1 Monitor

1 Keyboard

1 Mouse

1 Telephone

1 Credenza

1 Calculator

1 Lamp

1 Potpourri Bowl

1 Framed Picture

ACCOUNTANT'S OFFICE

1 4-Drawer Filing Cabinet

1 Desk

1 Desk Chair

1 Green Chair

1 Computer

1 Monitor

1 Keyboard

1 Printer

1 Floor Heater

2 Pictures

1 Silver Lamp

1 Bulletin Board

1 Ivy Plant

1 Digital Camera

1 Ficus

2 Silver Candle Holders with Candles

COMMUNITY MANAGER'S OFFICE

1 Desk

1 Desk Chair

2 Green Chairs

1 Computer

1 Monitor

1 Keyboard

1 Two-Drawer Credenza

1 Palm Pilot Synchronizer

1 Safe

4 Pictures

1 Telephone

1 Tree

1 Triangle Table

1 24-Hour Recorder

RESOURCE ROOM

1 Microwave

1 Small Refrigerator

1 Handy Trak System

2 Key Boxes

1 Coffee Pot

1 Copy Machine

1 Computer Desk

3 Four-Drawer Filing Cabinets

2 Wicker Bar Stools

1 Fax Machine

1 Telephone

1 Stereo Receiver, CD Player, Amplifier

1 Key Machine

2 Dry Erase Boards

4 File Trays

1 Typewriter

1 Postage Weighing Scales

1 Set of Ping Pong Paddles

1 Basket of Ping Pong Balls

2 Pool Sticks

1 Tool Box - Empty

1 Set of Pool Balls

1 Pool Lifesaver

1 First Aid Kit

2 Trash Cans

1 Fire Extinguisher

1 Pencil Sharpener

1 Paper Cutter

1 Hole Puncher

BATHROOM

1 Framed Picture

GAME ROOM

1 Billiards Table

1 Ping Pong Table

1 Foose Ball Table

2 Tall Tables

4 Tall Chairs

1 Sharp Color Television

1 Pioneer Stereo Receiver

1 Pioneer 6 Disc CD Changer

1 Davis Stereo Amplifier

1 GE Ice Maker

1 Large Framed Mirror

5 Framed Pictures

1 Bulletin Board

1 Club Room Policies Sign

1 Fire Extinguisher

1 Surveillance Camera

FITNESS ROOM

1 StairMaster FreeClimber 4400PT

1 StairMaster FreeRunner 5400ESS

1 Quinton HR Clubtrack Treadmill

1 BIOS Weight Center w/ 5 Stations

1 BIOS Lateral Raise Weight Trainer

1 BIOS Vertical Fly Weight Trainer

1 Panasonic 19" Color TV

1 Surveillance Camera

1 Fitness Center Policies Sign

TANNING ROOM

1 Tanning Bed

3 Framed Pictures

1 Trash Can

1 Flower Table

1 Oscillating Fan

4 Clothes Hooks

1 Notice to Wear Goggles

1 Texas Dept. of Health Certificate

1 Tanning Procedures Notice

1 Decorative Flower

1 Ficus Tree

1 Tanning Pillow

Computer Center

5 Desk Chairs

5 Monitors

5 CPU's

5 Keyboards

5 Computer Mouse

1 Set of Speakers

1 Sharp SF2414 Copier

1 Fax Machine

1 Dell Printer

1 Tall Trash Can

7 Chairs

2 Round Tables

1 Fire Extinguisher

1 Student Policies Sign

1 Surveillance Camera

4 Framed Pictures

MAINTENANCE ROOM

1 Router

1 Skil Saw

1 Cordless 18 Volt Drill

1 Jig Saw

1 Router Bits

2 Nail Guns (1 Finish and 1 Framing)

1 Air Compressor

1 Blower

1 Heat Gun

1 Key Machine

1 Engraver

1 Recovery Unit

1 Vacuum Pump

1 Wet and Dry Vacuum

1 Heavy Ladder

1 6' Ladder

1 4' Ladder

1 8' Ladder

1 Spray Rig

5 Spray Rig Tips

1 Power Washer

2 Sets of Gauges

1 Bottle of Freon - 30lb

1 Torch and Gauge

1 4" Vise

1 6" Vise

2 4" Brushes

2 3" Brushes

2 2.5" Brushes

1 6" Mud Knife

1 8" Mud Knife

1 10" Mud Knife

1 Submersible Pump

2 Golf Carts

2 Chargers

1 3/8" Sewer Machine

1 Freon Recovery Bottle

1 T Allen Wrench Set

1 100' Extension Cord

1 25' Extension Cord

PARTS

9 Passage Knobs

11 Keyer

5 One Side Dead Bolts

11 3 Way Switches (light)

20 Large Wire Nut

20 Medium Wire Nut

20 Small Wire Nut

4 Blast

Condenser Fan Motors

5 Capacitors

1 Heater Coils

4 Squirrel Cages

9 3/4 Filters for A/C

4 Disposal 1/3 H.P.

1 Step Stool - 1Ft.

4 Bathroom Fans

7 Dryer Thermostats

5 Drum Bearings

2 Refrigerator Handle

2 Stove Knobs - Small

3 6" Stove Burners

6 Washer Drum Straps

24 Flappers

7 Washer Timer Knobs

5 Dryer Starter Knobs

11 Dryer Heating Elements

1 Washer Fill Valve

8 Microwave Fuses

5 Dishwasher Solanoid

2 Microwave Key Pads

10 Mixet Knobs

6 Tank Gaskets

2 Commode Flange

3 Flange Bolts

6 Seats for Faucet

6 Ceiling Fan Switches and 25 Chains

10 Dry Clamps for Dryer

7 Mini Gears

10 Heater Fuse Link

8 Vent Hood Filters

2 Tub White Caulk

10 Plastic Conduit

25 Fluorescent Light Bulbs

20 18" Fluorescent Light Bulbs

30 60 watt Bulbs

9 65 watt Soft Bulbs

3 100 watt Bulbs

12 250 watt Bulbs

10 Shower Heads

30 Toilet Paper Holders

17 Fluid Master

12 Tubes Project Construction Adhesive

12 Tubes Caulking White

50 Shower Rod Holders

16 Towel Rack Brackets

7 Batteries - AA

10 Batteries - AAA

12 Batteries - 9 Volt

4 Bi-fold Door Assembly

30 Mirror Door Glides

15 Disposal Stopper

14 Large Stove Pans

5 Small Stove Pans

2 Kitchen Faucet

14 Toilet Seats

10 Sink Stoppers

170 Door Stops

1 Comet

7 Mr. Muscle

1 24 ft. ext. ladder

2 freon gauges

PAINT

5 Paint Pads

6 Rollers

10 gallons New Linen Semi Gloss

10 gallons New Linen Flat

15 gallons White Semi Gloss

UNIT INVENTORY

243 Sofas

243 Lounge Chairs

243 End Tables

243 Cocktail Tables

243 Dining Tables

926 Dining Chairs

737 Bedsets

737 Chests

737 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                       JEFFERSON COMMONS - COLUMBUS, L.P.

                                 AS OF JULY 2004

GAME ROOM

1-short round tables

5-blue/orange chairs

1-air hockey table with 2-handles

1-pool table with all pool balls, 2-pool sticks and 1-pool rack

3-tall round tables

6-tall chairs

8-barstool chairs

1-large trash can

1-Foosball Table

5-pictures

RESOURCE ROOM

2-phone

1-pen holder

2-P-touch label makers

1-copier/fax

1-large file cabinet

1-water machine

1-refrigerator

1-paper cutter

1-first aid kit

1-small lock box

1-key track system

2-coffee holders

1-breakfast hutch with chair (in storage)

1-Durabilt tool kit

2-vaccums

1-coat tree

14-small plastic storage bins

1-microwave

1-large trash can

1-metal 5 shelf system

1-cake holder

MAINTENANCE OFFICE

1-desk

1-desk chair

2-guest chairs

1-computer

1-keyboard

1-flat screen monitor

1-calculator

1-phone

1-floor mat

1-safe

1-lateral file cabinet

1-trash can

1-stapler

2-picture

1-key cabinet

LEASING OFFICE

2-leasing desks

2-leasing chairs

4-guest chairs

2-floor mats

4-lounge chairs

2-computers

2-flat screen monitors

2-keyboards

1-coffee table

1-bookcase

2-silk trees

3-phones

3-decorative plants/flowers

1-flower vase

2-candle holders

2-trash cans

1-calculator

2-hand-held calculators

2-three hole punch

2-two hole punch

2-staplers

3-pictures

LEASING MANAGER OFFICE

1-desk

1-desk chair

2-guest chairs

1-floor mat

1-lateral file cabinet

1-bookcase

1-computer

1-flat screen monitor

1-keyboard

1-printer

1-trash can

1-calculator

1-stapler

1-two hole punch

1-three hole punch

2-picture

MANAGERS OFFICE

1-desk

1-desk chair

2-guest chairs

2-lateral file cabinets

1-color printer

1-computer

1-flat screen monitor

1-calculator

1-floor mat

1-trash can

1-stapler

1-two hole punch

1-decorative shelf system

2-silk plant

1-candle holder

2 statues

1-stereo sound system for office, pool, and gameroom

1-multi disc cd player

1-tv monitor

1-vcr

1-camera monitoring system

3-pictures

FITNESS CENTER

11 workout machines

2 T.V.s

1 silk tree

5 floor mats

2 weight lifting benches

Free weights

CAFE JEFF

     Section 1.1       1 Bunn coffee maker

1 icemaker

1 trash can

1 refrigerated display case

5-pictures

1-silk tree

TV LOUNGE

1 silk plant

3 chairs w/desk tables

1 sofa

1 coffee table

COMPUTER LAB

7 computers (Dell desktop)

1 Macintosh

8 desks

8 chairs

2 printers

2 shelves

1 trash can

1 Toshiba copier/fax

TANNING BED

1-table

1-tanning bed

1-trash can

1-fan

1-decorative shelf

1-picture

GATOR PIT

John Deere Gator (Model #4x2,
     SN #w004x2x070693)

John Deere Snow Plow

Excell Pressure Washer (Model #exh2425,
     SN#2153048920)

Gas Can

Werner 28' Extension Ladder
     (Model #d1228-2)

Spade Shovel

Spade Shovel

Scoop Shovel

Push Broom

Snow Shovel

Garden Rake

2-Yard Rakes

Yard Rake

(5) Garden Hoses

(2) Snow Shovels

Hand Spreader

Fire Cabinet (Model #rmo8361)

Cappacino Station (Model #m52,
     SN#dzac9bsst999a)

True Upright Freezer

Coffee Maker (Model #cwtf-aps,
     SN#23400.004)

Under Counter Cooler (Model #tvc-27,
     SN#2700200)

3 Bowl Bar Sink (Model #cl-43L,
     SN#01a6157)

(2) Car Boot Immobilizers

(10) Shutters

Wheel Barrow

MAINTENANCE CLOSET

Hoover Upright Vacuum

Sponge Mop

(2) Floor Buckets

(2) Floor Mops

SHOP

Thoro Matic Carpet Cleaner
     (Model #tcoon, SN#d15014n)

Rigid Wet/Dry Vac (16 gal 2 in 1)

25 Gal. Air Comp. (Model #cpf6025vp,
     SN#705662173)

1/4" Air Hose

Inficon Freon Recovery
     (Model #708-202-61, SN#03-18189)
30# Tank

TIF Refrigerant Scale odel #tif9010a)

Yellow Jacket Vacuum Pump
     (Model #93460, SN#n268736)

Yellow Jacket Manifold Gauges
     (Model #44213)

Bernz O Matic Mapp Gas Torch
     (Model #ts4000zkc)

Refrigerant Management Book

(4)Whirlpool Dehumidifier
     (Model #ad50lbko, sn#ql2496310)

General 6' Closet Auger

Assorted Plungers

Werner 4' Step Ladder (type 1)
     (Model #6004)

Werner 6' Step Ladder (type 1A)
     (Model #f5a06)

50' 14-3 Extension Cord

100' 14-3 Extension Cord

Broom

Long Handle Dustpan

4-General Trash Pickers

Rubbermaid 32 Gal. Trash Can

Rubbermaid 44 Gal. Trash Can

9 X 12 Canvas Tarp

Dewalt 14V Cordless Drill
     (Model #dw991, SN#74583)

B&D Hammer Drill (Model #dr210,
     SN#0039-f)

DeWalt Sawzall & Blades (Model #dw303,
     SN#873850)

2 DeWalt 14.44 Battery Packs
     (Model #dw9091

DeWalt 1 hour charger (Model #dw9107)

Black & Decker Bullet Drill Bits
     (Model #14321)

Skil 7-1/4" Circular Saw (Model #5400,
     SN#h39202)

(3) Craftsman Back Belts (Model #37824)

(2) AO Saftey Glasses (Model #90871)

(2) AO Saftey Earmuffs (Model #90452)

Stud Sensor (Model #ss9434)

Harper Appliance Dolly (800 lb)

Hand Cart

Task Force 24" Bolt Cutters (Model #67691)

(3) Philips Screwdrivers

Task Force Mini-ScrewD. Set

Kobalt 56 Piece Socket Set

Standard Wrench Set

Kobalt Metric Wrench Set

Hex Key Sets

Stanley Utility Knife

GB Linesman Pliers

GB Wire Cutters

Channelock Pliers

Putty Knife Set

Wire Strippers

Claw Hammer

Screwdriver Tip Set

Bosch Grinder (Model #1375a,
     SN#28300465)

5" Bench Vise

1" Tubing Cutter

Lock Installation Kit

10" Taping Knife

Paint Brush

(2) Caulking Guns

Pry Bar

Combination Square

4 lb. Sledge Hammer

Kwikset/Titan Rekeying Kit (Model #270)

Heat Gun (Model #9756)

Staple Gun

Plastic Tool Box

Plastic Fastener Box

(3) Floor Heaters (Model #3501)

Telephone Hand Set (Model #ts-19)

Telephone Tester (Model #62-1820)

Telephone Signal Thrower (Model #slt3)

Internet Toner/Thrower (Model #ideal)

Telephone Punch Tool (Model #ideal)

OFFICE

Motorola 2-Way Radios
     (Model #xv2100, SN#158aca2955)
     (Model #xv2600, SN#158aca2g50)
     (Model #xv2100, SN#158aca2256)
     (Model #xv2600, SN# 158aca24126)

4 Desk Top Chargers

Ilco Key Cutting Machine (Model #45 )

Dremel Engraver (Model #290)

PUMP ROOM

Pool Test Kit

CLUBHOUSE/SHOP

(2) First Aid Kits (Model #94507)

(3) Fire Extinguishers (Model #5mb-9h1289)

(4)Stanley 25' Tape Measure

UNIT INVENTORY

166 Sofas

166 Lounge Chairs

144 End Tables

144 Cocktail Tables

166 Entertainment Centers

268 Barstools

32 Dining Tables

128 Dining Chairs

502 Bedsets

502 Chests

502 Desks

502 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

                                    EXHIBIT C

                                PERSONAL PROPERTY

                       JEFFERSON COMMONS - KNOXVILLE, L.P.

                                 AS OF JULY 2004

HVAC

1 Acetylene- Oxy Kit w/ Torch

1 Nitrogen Tank 40 LB & Gauges

Code Tech HVAC Vac Pump (M#15400, S#102553)

Refrigerant Scale (elec) (M#9010A, S#219950026775)
"re sys #(9921384)
Inspec Mirror

1 Schrader Valve Tool

2 Copper Tube

1 Pipe Cutter

1 Jug R-22

1 Yellow Jacket Manifold Gauges

2 Liquid Line Filters

1 Recovery Cylinder

PLUMBING

2 Toilet Auger (hand)

2 Plungers

1 Little Giant Pump (S#505000)

1 Flotec cyclone pump (#FPOF360AC-08 1 Fook)

1 Hand Auger 25

1 Grout Float

1 Ratching PVC Cutter

1 Can CPVC Glue

1 Can Primer

1 Can PVC Glue

1 Roll Thread Sealant

1 Roll Plumbers Abrasive Cloth

6 Rolls Teflon tape

2 Buckets Plumbers Putty

1 Tin Faucet and Value Grease

ELECTRICAL

1 Fluke 16 Multimeter w/ Drop Case (S#82208449)

1 VEL dl 49 Ampmeter w/Case (S#800604191)

1 Vel MCP4 w/Case (M1109997C)

1 Ziron Stud Finder

1 AW Sperry Outlet Tester

1 Link Master Wire Tester

1 Line Tester (Phone)

1 Battery Drill Ryobi (14.4) (S#04B024)

2 Batteries For Drill

1 Battery Charger

4 Motorola Hand Radios and Chargers

         777FBE8232
         777FBG5401
         777FBG6560
         777FBG6554

1 Roll 500' Wire Black #14

1 Roll 500' Red #14

1 Roll 500' White #14

Appox 35" 12-2 NMB

175 Yellow Wire Nuts

25 Orange Wire Nuts

100 Red Wire Nuts

1 Elec Terminal Kit

1 Flash Light Everready Industrial

1 Wire Snake 50'

2 Pelonis Oil Heaters (Radiator Style)

1 Terminal Crimper

EQUIPMENT

2 Gal Concrete Cleaner

4 Cans Graffiti Cleaner

2 Gal Mineral Spirtz

2 Gal Paint Thiner

2 Gal Paint Remover

2 Gal Hardwood Lamemat Cleaner

2 Gal Terrazo And Tile Cleaner

CLEANING SUPPLIES

1 Gal Clorox Concentrate

1 Bottle Toilet Bowl Cleaner

1 Gal Windex Concentrate

1/2 Gal Soft Soap

18 Cans Dust Airspray

2 Cans Comet

1 Can Scrubbing Bubbles

1 Bottle Pinsole

2 Toilet Brushes

1 Gap Zep Floor Sealer

1 Gal Floor Finish

3 Gal Muratic Acid

Contract of Sale/Contribution - Entity Interests                          Page 2

HARDWARE

1 Hacksaw

1 -3/4  Wood Chisel

2 Tile Cutter

1 Crip It Band Wrench

2 Key Hole Saw

1 File Kit

5-4' C Clamps

1-10" Tongue Ingrove Pliers

1-12' Tongue Ingrove Pliers

1-8' Tongue Ingrove Pliers

1 Bolt Cutters

1 Crow Bar

1 Texture Spray Gun

MISCELLANEOUS/ TOOLS

2 Two Ratching Tie Straps

1 Claw Hammer

1 Rubber Mallet

1 Torpedo Level

1 Two Foot Level

1 Window Spline Tool

1 Hawk Bill Knife

2 Utility

1 3 Pound Drilling Hammer

1 Water Heater Element Socket

1 Tile Saw

1 Back Saw

1 Kwik Set Rekey Kit

1 3M Respirator

10 3M Filters

1 Dura Built Tool Kit

1 Hole Saw Kit

1 Deburring Tool

1 Flair Kit

3 Nail Sets

1 Socket Set W/Ratchet (Husky)

1 8" ADJ Wrench

1 10" ADJ Wrench

1 Stanley 25" Measure Tape

1 Chalk Line Amer Tool

2 Push Brooms

2 One Gal Gas Cans

1 Five Gal Gas Cans

1 50 Commercial Hose

1 75 Commercial Hose

1 100 Res

1 Mopbucket W/Mop

2 Handtruck

Contract of Sale/Contribution - Entity Interests                          Page 3

1 Set Allen Wrench (Metric)

1 5 Needle Nose Plier

4 Spring Clamps

1 Work Table (Port)

1 Line Sprayer

Tools

1 Spade Shovel

1 Post Hole Digger

1 Matlock

1 Flat Nose Shovel

1 Pole Sander

1 Lobers (Tree Pruners)

1 Rake

2 Yardstick

1 Drywall Knifes 1'

3-3" Drywall Knifes

2-6" Drywall Knifes"

1-12" Drywall Knifes

1 Wall Scraper 22"

1 Paint Mixer 1q

1 Block

1-12" Roller Paint

1-4" Roller

1 Tin Snips

1 Drill Index

1 Rivet Gun

1 6 In One Screw Driver

2 MSA Ear Protection

1 Framing Square

1-18" Installer Drill Bit

1 Paint Brush 3" Cinser

1-2 1/2 Paint Brush Cinser

1 Safety Goggels

1 First Aid Kit

1 Shop Vac 8 Gal

1 Shop Vac 20 Gal (SR#03037C0Z32)

1 Pressurer Washer

      (M#EXWGV2121-306-1400 / S# 20531022384)

1 ZRZ 700 (S#235 1308 740)

1 ZRZ 700 (S#235 1257 103)

1 Back Pack Blower (MB0980133 04-00)

1 Blower/Vac Shredder (ES-2100)

1 Back Pack Blower (PB-103T 03017811)

1 Dirt Devil Upright Vac

1 Charbroil Master Flame Grill

1 Flamable Cabinet

1 Speedey Key Mach (17052)

Contract of Sale/Contribution - Entity Interests                          Page 4

1 - 11co Portable Key Machine (M#008A S#043142)

1 " Key Machine (M#045 S#0014808)

1 Dremel Engraver (M#290)

1 Skill Elec Drill (M#R085)

1-7 1/4 Circ Saw (M#5150 S#HO89283)

1 Nissan 4 WD King CAB PLU
      (KIN-1N6SD16YXPC 425411)

1-6' Fiberglass Labber (Control # 0007216)

1-26' Alum Extension Ladder

1-26' Step Ladder

UNIT INVENTORY

211 Sofas

211 Lounge Chairs

211 End Tables

211 Cocktail Tables

211 Entertainment Centers

211 Dining Tables

790 Dining Chairs

708 Bedsets

708 Chests

708 Desks

708 Desk Chairs

1 Sofa

1 Lounge Chair

1 End Table

1 Cocktail Table

1 Entertainment Center

1 Dining Table

4 Dining Chairs

1 Bedset

1 Chest

1 Desk

1 Desk Chair

Contract of Sale/Contribution - Entity Interests                          Page 5

                                    EXHIBIT D

                              INTENTIONALLY OMITTED

                                    EXHIBIT E

                            PRO RATA CASH ALLOCATION

                                    EXHIBIT F

                                     REPORTS

1. Environmental Report for JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.2, dated 03/01/2004

2. Property Condition Report for JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.2, date issued 3/01/2004

3. Environmental Report for JEFFERSON COMMONS - WESTERN MICHIGAN, L.P., prepared by National Assessment Corporation, Project No. 04-17792.11, dated 03/01/04

4. Property Condition Report for JEFFERSON COMMONS - WESTERN MICHIGAN, L.P., prepared by National Assessment Corporation, Project No. 04-17792.11, date issued 3/01/2004

5. Environmental Report for JEFFERSON AT STATE COLLEGE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.6, dated 03/01/2004

6. Property Condition Report for JEFFERSON AT STATE COLLEGE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.6, date issued 3/01/2004

7. Environmental Report for JEFFERSON COMMONS - STILLWATER, L.P., prepared by National Assessment Corporation, Project No. 04-17792.7, dated 03/01/2004

8. Property Condition Report for JEFFERSON COMMONS - STILLWATER, L.P, prepared by National Assessment Corporation, Project No. 04-17792.7, date issued 3/01/2004

9. Environmental Report for JEFFERSON AT THARPE LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.1, dated 03/01/2004

10. Property Condition Report for JEFFERSON AT THARPE LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.1, date issued 3/01/2004

11. Environmental Report for JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.3, dated 03/01/2004

12. Property Condition Report for JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP, prepared by National Assessment Corporation, Project No. 04-17792.3, date issued 3/01/2004

Contract of Sale/Contribution - Entity Interests                          Page 3

13. Environmental Report for JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP, prepared by Solutech, Project No. 390131.00, dated 05/13/2003

14. Environmental Report for JEFFERSON COMMONS - LUBBOCK, L.P., prepared by National Assessment Corporation, Project No. 04-17792.4, dated 03/01/2004

15. Property Condition Report for JEFFERSON COMMONS - LUBBOCK, L.P., prepared by National Assessment Corporation, Project No. 04-17792.4, date issued 3/01/2004

16. Environmental Report for JEFFERSON COMMONS - KNOXVILLE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.9, dated 03/01/2004

17. Property Condition Report for JEFFERSON COMMONS - KNOXVILLE, L.P., prepared by National Assessment Corporation, Project No. 04-17792.9, date issued 3/01/2004

18. Environmental Report for JEFFERSON COMMONS - COLUMBUS, L.P., prepared by National Assessment Corporation, Project No. 04-17792.5, dated 03/01/2004

19. Property Condition Report for JEFFERSON COMMONS - COLUMBUS, L.P., prepared by National Assessment Corporation, Project No. 04-17792.5, date issued 3/01/2004

Contract of Sale/Contribution - Entity Interests                          Page 4

                                    EXHIBIT G

                            DELIVERED LOAN DOCUMENTS

JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

$18,399,000 Amended and Restated Promissory Note

Assignment of First Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing

Amended and Restated First Mortgage, Assignment of Rents and Leases, Security
         Agreement and Fixture Filing

Assignment of Leases and Rents

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1--Real Property Records

UCC-1--Delaware

Borrower's Certification

Deposit Account Control Agreement (Bank of America)

Lockbox Account Agreement (Wachovia)

Allonge to Note

JEFFERSON COMMONS AT THARPE LIMITED PARTNERSHIP
EXISTING LOAN FROM JP MORGAN CHASE

Future Advance, Renewal, Amended and Restate Promissory Note

Notice of Future Advance, Renewal, Amended, Consolidated and Restated Mortgage,
         Assignment of Leases and Rents and Security Agreement

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity

Conditional Assignment of Management Agreement

UCC-1--real property records

UCC-1--Delaware

Borrower's Certification

Property Account Agreement

Assignment of Leases and Rents

Anti-Coercion Statement

JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP
EXISTING LOAN FROM JP MORGAN CHASE

Future Advance, Renewal, Amended and Restate Promissory Note

Notice of Future Advance, Renewal, Amended, Consolidated and Restated Mortgage,
         Assignment of Leases and Rents and Security Agreement

Contract of Sale/Contribution - Entity Interests                          Page 5

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity

Conditional Assignment of Management Agreement

UCC-1--real property records

UCC-1--Delaware

Borrower's Certification

Property Account Agreement

Assignment of Leases and Rents

Anti-Coercion Statement

JEFFERSON AT STATE COLLEGE, L.P.
EXISTING LOAN FROM JP MORGAN CHASE

$50,740,000 Promissory Note

Open-End Mortgage, Assignment of Leases and Rents and Security Agreement

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1--real property records

UCC-1--Delaware

Borrower's Certification

Assignment of Leases and Rents

JEFFERSON COMMONS STILLWATER, L.P.
EXISTING LOAN FROM JP MORGAN CHASE

$32,000,000 Consolidated, Renewal, Amended and Restated Promissory Note

Mortgage, Assignment of Leases and Rents and Security Agreement

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Collateral Assignment of Management Agreement

UCC-1--Real Property Records

UCC-1--Delaware

Borrower's Certification

Assignment of Leases and Rents

Allonge

Real Estate Mortgage Tax Affidavit (Oklahoma)

JEFFERSON COMMONS - WESTERN MICHIGAN, L.P.
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

$25,814,000 Promissory Note

Mortgage

Contract of Sale/Contribution - Entity Interests                          Page 6

Assignment of Leases and Rents

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1 -- Real Property Records

UCC-1 -- Delaware

Borrower's Certification

Deposit Account Control Agreement (Bank of America)

Property Account and Control Agreement (Bank One)

Lockbox Account Agreement (Wachovia)

JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP
EXISTING LOAN FROM NATIONWIDE LIFE INSURANCE COMPANY

Notice of Future Advance, Mortgage Modification and Amended and Restated
         Mortgage and Security Agreement;

Future Advance and Renewal Note;

Amended and Restated Assignment of Leases, Rents and Profits;

Guaranty;

Indemnity Agreement;

Borrower's Certificate

Assignment of Note and Mortgage Agreements; and

Intercreditor and Subordination Agreement.

JEFFERSON COMMONS - LUBBOCK, L.P.
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

$18,395,000 Promissory Note

Deed of Trust and Security Agreement

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Guaranty (Cross Guaranty)

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1 -- Real Property Records

UCC-1 -- Delaware

Borrower's Certification

Assignment of Leases and Rents

Deposit Account Control Agreement (Bank of America)

Lockbox Account Agreement (Wachovia)

JEFFERSON COMMONS - COLUMBUS, L.P.
EXISTING LOAN FROM CITIGROUP GLOBAL MARKETS REALTY CORP.

Contract of Sale/Contribution - Entity Interests                          Page 7

$16,720,000 Promissoty Note

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1 -- Real Property Records

UCC-1 -- Delaware

Borrower's Certification

Deposit Account Control Agreement

Property Account Agreement (Bank One)

Lockbox Account Agreement (Wachovia)

Intercreditor Agreement

Crossed Loan Intercreditor Agreement

Cross Guaranty

JEFFERSON COMMONS - KNOXVILLE, L.P.
EXISTING LOAN FROM JP MORGAN CHASE

$32,000,000 Consolidated, Renewal, Amended and Restated Promissory Note

Amended and Restated Mortgage, Deed of Trust, Security Agreement and Fixture Filing

Loan Agreement

Guaranty of Recourse Obligations of Borrower

Environmental Indemnity Agreement

Conditional Assignment of Management Agreement

UCC-1 -- Real Property Records

UCC-1 -- Delaware

Borrower's Certification

Assignment of Leases and Rents

Affidavit for Purposes of Tennessee Code Annotated Sec. 67-4-469(b)

Contract of Sale/Contribution - Entity Interests                          Page 8

                                    EXHIBIT H

                                     SURVEYS

1. JEFFERSON COMMONS - TALLAHASSEE LIMITED PARTNERSHIP, prepared by Paul Williamson of Allen Nobles & Associates, Inc., dated 6/28/04.

2. JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP, prepared by James L. Rickman of Allen & Company, Inc., dated 3/23/04.

3. JEFFERSON AT THARPE LIMITED PARTNERSHIP, prepared by Paul Williamson of Allen Nobles & Associates, Inc., dated 6/1/04.

4. JEFFERSON COMMONS - TAMPA LIMITED PARTNERSHIP, prepared by John O. Diehl of Polaris Associates, Inc., dated 5/20/04, last revised 6/28/04.

5. JEFFERSON AT STATE COLLEGE, L.P., prepared by Mark Saville of Sweetland Engineering & Associates, Inc., dated 6/11/04.

6. JEFFERSON COMMONS - WESTERN MICHIGAN, L.P., prepared by James E. Boynton of Gove Associates, Inc., dated 6/23/04.

7. JEFFERSON COMMONS - STILLWATER, L.P., prepared by Ronnie L. Martin of Sack and Associates, Inc., dated 6/28/04.

8. JEFFERSON COMMONS - LUBBOCK, L.P., prepared by Robert A. Christopher of Hugo Reed & Associates, Inc., dated 8/29/02, last updated 6/17/04.

9. JEFFERSON COMMONS - COLUMBUS, L.P., prepared by Jeffrey A. Miller of EMH&T, Inc., dated 6/24/04.

10. JEFFERSON COMMONS - KNOXVILLE, L.P., prepared by Robert G. Lusby of Cannon & Cannon, Inc., dated 6/14/04.

Contract of Sale/Contribution - Entity Interests                          Page 9

                                    EXHIBIT I

                         OTHER CONTRACTS FOR DEVELOPMENT

                                      NONE

                                    EXHIBIT J

                           DECLARATION OF RESTRICTION

      THIS DECLARATION OF RESTRICTIONS (the DECLARATION) is made as of the _____ day of _______________, 2004 by JEFFERSON AT ______________________________,
L.P. (DECLARANT), a _____________ limited partnership.

      Declarant is the owner of approximately certain real property (the PROPERTY) located in ____________ County, ________ more fully described on EXHIBIT "A" attached hereto and incorporated herein for all purposes.

      NOW, THEREFORE, Declarant adopts, establishes, and imposes the following restrictive covenants upon the Property and declares that the Property and all portions thereof is and shall be held, transferred, sold, conveyed, and occupied subject to such restrictive covenants.

      1. Prohibited Uses. No portion of the Property and the improvements located thereon will be subjected to a condominium regime (or equivalent) for a period of 15 years after the date of this Declaration without Declarant's prior written consent. Any condominium regime created without Declarant's prior written consent is void. Declarant may grant, withhold, or condition its consent to any condominium regime in its sole and absolute discretion. This restriction is a covenant running with the land and is binding upon and enforceable against all successor owners of the Property by Declarant and its successors and assigns. All successor owners of the Property shall indemnify, defend with counsel reasonably satisfactory to Declarant, and hold Declarant and all Declarant Affiliates (as hereinafter defined) and their respective agents and employees from and against all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable legal fees, court costs, and expenses) of every kind arising out of or in connection, directly or indirectly, with any violation or attempted or threatened violation of this restriction. An AFFILIATE of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term CONTROL means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise.

      2. Term. This Declaration shall continue in full force and effect for a period of 15 years following execution and shall automatically expire unless amended or terminated pursuant to Paragraph 5.

      3. Binding Effect. The provisions of this Declaration shall run with and bind the Property, shall be binding on each owner of the Property or any portion thereof and their respective heirs, legal representatives, successors and assigns who acquire any right, title or interest in or to the Property, or any part thereof. Any person or entity who acquires any right, title, or interest in or to the Property, or any part thereof, thereby agrees and covenants to abide by and fully perform the provisions of this Declaration.

Contract of Sale/Contribution - Entity Interests                         Page 11

      4. Enforcement. Declarant shall have the right, but not the obligation, to enforce the agreements and obligations set out in this Declaration. Enforcement may be made by any proceedings at law or in equity against any person or entity violating or attempting to violate any part of this Declaration, as such may be amended, either to restrain or enjoin violations or to recover damages. Damages shall not be deemed adequate compensation for any breach or violation of any provision of this Declaration, and Declarant shall be entitled to relief by way of injunction, as well as any other remedy either at law or in equity. With respect to any litigation hereunder, the prevailing party shall be entitled to recover reasonable legal fees and court costs from the non-prevailing party, whether at the trial or the appellate level. The rights and remedies in this Declaration shall be cumulative and not restrictive of other remedies at law or in equity, and the exercise of any particular right, power or remedy shall not be deemed an election of remedies or to preclude resort to other rights, powers or remedies available.

      5. Termination and Amendment. This Declaration may be terminated, amended or vacated only by a document executed and acknowledged by Declarant. No such termination, amendment or vacation shall be effective until a written instrument setting forth the terms thereof has been executed by the parties set forth in this section and recorded in the Official Public Records of ________ County, _________.

      6. No Waiver. No delay on the part of the Declarant to invoke any available right, power or remedy in respect of a breach of this Declaration shall be held to be a waiver by that party any right, power or remedy available to it upon the recurrence or continuance of said breach or the occurrence of a different breach.

      7. Governing Law. This Declaration shall be constructed under and in accordance with the laws of the State of _____________.

      EXECUTED as of _______________ __, 2004.

                                         DECLARANT:

                                         JEFFERSON ___________________________,
                                         a _____________ limited partnership

                                         By:   _______________________________,
                                               a _____________________, its
                                               general partner

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

Contract of Sale/Contribution - Entity Interests                         Page 12

Declarant's Address:                Jefferson at _______________________, L.P.
                                    600 East Las Colinas Boulevard, Suite 1800
                                    Irving, Texas 75039
                                    Attn: Bob Poynter

With a copy to:                     JPI Apartment Development, L.P.
                                    600 East Las Colinas Boulevard, Suite 1800
                                    Irving, Texas 75039
                                    Attn: _______________________

Contract of Sale/Contribution - Entity Interests                         Page 13

THE STATE OF __________           Section
                                  Section
COUNTY OF ___________             Section

      This instrument was acknowledged before me on ____________________, 2004 by _________________________, the _______________ of ________________________, a
_______________, the general partner of Jefferson _____________________________,
L.P., a _______________ limited partnership, on behalf of said ________________ and partnership.

                                            ____________________________________
                                            Notary Public, State of ____________

My Commission Expires: _______________      Printed/Typed Name of Notary:
                                            ____________________________________

Contract of Sale/Contribution - Entity Interests                         Page 14

                                   EXHIBIT "A"

                                    EXHIBIT K

                                   LITIGATION

                                      NONE

                                    EXHIBIT L

                      NOTICES FROM GOVERNMENTAL AUTHORITIES

1. Disclosure letter regarding notice from DOJ dated and delivered to Buyer simultaneously with date of Contract.

                                    EXHIBIT M

                          BUYER'S PARTNERSHIP AGREEMENT

                            [COVER PAGE FOR 55 PAGES]

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   EDUCATION REALTY OPERATING PARTNERSHIP, LP

                              DATED: ________, 2004

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF
                   EDUCATION REALTY OPERATING PARTNERSHIP, LP
RECITALS:

      Education Realty Operating Partnership, LP (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware by the filing of a Certificate of Limited Partnership with the Secretary of State of Delaware on ________ ___, 2004. The General Partner, Education Realty OP Limited Partner Trust, a Maryland business trust, and Education Realty Limited Partner, LLC, a Delaware limited liability company, entered into the Agreement of Limited Partnership of the Partnership as of ________ _____, 2004. The General Partner now desires to amend and restate such agreement.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

      Whenever used in this Agreement, the following terms shall have the meanings respectively assigned to them in this Article I, unless otherwise expressly provided herein or unless the context otherwise requires:

      "ACT" shall mean the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et. seq., as amended, supplemented or restated from time to time, and any successor to such statute.

      "ADDITIONAL FUNDS" has the meaning set forth in Section 4.4 hereof.

      "ADDITIONAL LIMITED PARTNER" shall mean a Person admitted to this Partnership as a Limited Partner pursuant to and in accordance with this Agreement.

      "ADDITIONAL SECURITIES" has the meaning set forth in Section 4.3(b).

      "AFFILIATE" of another Person shall mean (a) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such other Person; (b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, member or partner of such other Person; and (e) if such other Person is an officer, director, member or partner in a company, the company for which such Person acts in any such capacity.

      "AGREED VALUE" shall mean the fair market value of Contributed Property as agreed to by the contributing partner and the Partnership, using such reasonable method of valuation as they may adopt.

      "AGREEMENT" shall mean this Amended and Restated Agreement of Limited Partnership of Education Realty Operating Partnership, LP, as amended from time to time.

      "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Sections 101 ET SEQ., and as hereafter amended from time to time.

      "BUSINESS DAY" shall mean any day when the New York Stock Exchange is open for trading.

      "CAPITAL ACCOUNT" shall mean, as to any Partner, the account established and maintained for such Partner pursuant to Section 5.3 hereof.

      "CAPITAL CONTRIBUTION" shall mean the amount in cash or the Agreed Value of Contributed Property contributed by each Partner (or his original predecessor in interest) to the capital of the Partnership for his interest in the Partnership.

      "CAPITAL TRANSACTION" means any of (i) a transaction where any debt or liability to which a Property is subject is refinanced; (ii) a sale or exchange of all or a part of a Property outside of the ordinary course of the business of the Partnership, or (iii) the condemnation or casualty of all or any part of any Property.

      "CASH AMOUNT" means an amount of cash per Common Partnership Unit equal to the Value on the Valuation Date of the REIT Common Shares Amount.

      "CASH FLOW" shall mean the excess of cash revenues actually received by the Partnership in respect of Partnership operations for any period, and the amount of any reduction in reserves of the Partnership, over Operating Expenses for such period. Cash Flow shall not include Disposition Proceeds.

      "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the General Partner filed with the Secretary of State of the State of Delaware, as amended or restated from time to time.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.

      "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

      "COMMON PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership, other than a Preferred Partnership Interest, and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "COMMON PARTNERSHIP UNIT" shall mean a fractional, undivided share of the Common Partnership Interests of all Partners issued hereunder. At all times there shall be maintained an equivalency of Common Partnership Units and REIT Common Shares, except as otherwise provided herein.

      "COMMON PERCENTAGE INTEREST" shall mean the percentage ownership interest in the Common Partnership Units of each Partner, as determined by dividing the Common Partnership Units owned by a Partner by the total number of Common Partnership Units then outstanding.

      "COMPANY" means Education Realty Trust, Inc., a Maryland corporation.

      "CONTRIBUTED PROPERTY" shall mean a Partner's interest in property or other consideration (excluding services and cash) contributed to the Partnership by such Partner.

      "CONVERSION FACTOR" shall mean 1.0; PROVIDED, HOWEVER, that in the event the Company (i) declares or pays a dividend on its outstanding REIT Common Shares in REIT Common Shares or makes a distribution to all holders of its outstanding REIT Common Shares in REIT Common Shares, (ii) subdivides its outstanding REIT Common Shares, or (iii) combines its outstanding REIT Common Shares into a smaller number of REIT Common Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Common Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; PROVIDED, HOWEVER, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.

      "DISPOSITION PROCEEDS" shall mean proceeds received by the Partnership as a result of a Capital Transaction decreased by the amount of such proceeds applied to (i) pay all debts and liabilities of the Partnership that are required to be repaid as a result of such Capital Transaction and any debts and liabilities which the General Partner elects to cause the Partnership to pay with such proceeds; (ii) the costs and expenses of the Capital Transaction; and
(iii) the establishment or increase of reasonable reserves.

      "EDUCATION REALTY LIMITED PARTNER, LLC" means Education Realty Limited Partner, LLC, a Delaware limited liability company.

"EVENT OF BANKRUPTCY" shall mean as to any Person the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within ninety (90) days of the filing thereof); insolvency of such Person as finally determined by a court of competent jurisdiction; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person's assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, but if such proceeding is commenced by another, only if such Person indicates his approval of such proceeding, or such proceeding is contested by such Person and has not been finally dismissed within ninety (90) days.

      "GENERAL PARTNER" shall mean Education Realty OP GP, Inc., a Delaware corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

      "GENERAL PARTNERSHIP INTEREST" shall mean the ownership interest of a General Partner in the Partnership.

      "GOVERNMENT OBLIGATIONS" shall mean securities that are (i) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, that are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust as custodian with respect to any such obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

"INDEMNITEE" shall mean (i) any Person made a party to a proceeding by reason of his or her status as (A) the General Partner or (B) a director, officer, employee or agent of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

      "INITIAL CONTRIBUTED ASSETS" shall mean those properties identified as Initial Contributed Assets on Exhibit A hereto.

      "IRS" shall mean the Internal Revenue Service.

      "LIMITED PARTNER" shall mean any Person named as a Limited Partner on Exhibit A attached hereto and any Person who becomes a Substitute Limited Partner pursuant to Section 9.6 hereof or an Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

      "LIMITED PARTNERSHIP INTEREST" shall mean the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act.

      "NOTICE OF REDEMPTION" shall mean the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit C hereto.

      "OFFERING" shall mean the offer and sale by the Company of REIT Common Shares for sale to the public pursuant to the Prospectus.

      "OPERATING EXPENSES" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expense of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; PROVIDED, HOWEVER, that Operating Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary that are owned by the General Partner or the Company directly.

      "PARTNER" shall mean the General Partner or any Limited Partner.

      "PARTNERSHIP" shall mean Education Realty Operating Partnership, LP, a Delaware limited partnership.

      "PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "PARTNERSHIP RECORD DATE" shall mean the record date established by the General Partner for the distribution of Cash Flow pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholder of some or all of its portion of such distribution.

"PARTNERSHIP UNIT" means a Common Partnership Unit, a Preferred Partnership Unit or an other fractional, undivided share of the Partnership Interests that the General Partner has authorized pursuant to this Agreement. The Partnership Units of the Partners shall be set forth on Exhibit A, as may be amended from time to time.

      "PERSON" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

      "PREFERRED PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership, having a preference in payment of distributions or on liquidation, and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "PREFERRED PARTNERSHIP UNIT" shall mean a fractional, undivided share of the Preferred Partnership Interests of all Partners issued hereunder.

      "PREFERRED PERCENTAGE INTEREST" shall mean the percentage ownership interest in the Preferred Partnership Units of each Partner, as determined by dividing the Preferred Partnership Units owned by a Partner by the total number of Preferred Partnership Units then outstanding.

      "PROPERTY" shall mean any property or other investment in which the Partnership holds a direct or indirect ownership interest.

      "PROSPECTUS" shall mean the final prospectus, dated ______ ___, 2004, delivered to purchasers of REIT Shares in the Offering.

      "REDEEMING PARTNER" shall have the meaning provided in Section 7.4(a) hereof.

      "REDEMPTION RIGHT" shall have the meaning provided in Section 7.4(a) hereof.

      "REIT" shall mean a real estate investment trust under Sections 856 through 860, inclusive, of the Code.

      "REIT COMMON SHARE" shall mean a share of the common shares of the Company.

      "REIT COMMON SHARES AMOUNT" shall mean (a) with respect to any Limited Partner other than Education Realty Limited Partner, LLC, a whole number of REIT Common Shares equal to the product of the number of Common Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor in effect on the Specified Redemption Date (rounded down to the nearest whole number in the event such product is not a whole number), and (b) with respect to Education Realty Limited Partner, LLC, a whole number of REIT Common Shares equal to the product of (i) the number of Common Partnership Units offered for redemption by Education Realty Limited Partner, LLC; multiplied by
(ii) the quotient of Education Realty Limited Partner, LLC's Capital Account balance immediately prior to such redemption (such Capital Account being adjusted as of the Specified Redemption Date through an interim closing of the Partnership's books to reflect all income and loss allocable to Education Realty Limited Partner, LLC through the Specified Redemption Date) divided by the product of the number of Common Partnership Units held by Education Realty Limited Partner, LLC immediately prior to such redemption multiplied by the Value of one REIT Common Share as of the Valuation Date; multiplied by (iii) the Conversion Factor in effect on the Specified Redemption Date (rounded down to the nearest whole number in the event such product is not a whole number). Notwithstanding the foregoing, in the event the Company at any time issues to all holders of REIT Common Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Common Shares, or any other securities or property (collectively, the "Rights"), which Rights have not expired pursuant to their terms, then the REIT Common Shares Amount thereafter shall also include such Rights that a holder of that number of REIT Common Shares would be entitled to receive.

      "REIT EXPENSES" means (i) costs and expenses relating to the formation and continuity of existence of the Company and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of Company), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the Company, (ii) costs and expenses relating to the public offering and registration of securities or private offering of securities by the Company and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the Company under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the Commission, and (v) all other operating or administrative costs of the Company, including, without limitation, insurance premiums, and legal, accounting and directors' fees, incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

      "REIT PREFERRED SHARE" shall mean a share of the preferred shares of the Company.

      "REIT SHARE" shall mean a REIT Common Share or a REIT Preferred Share.

      "SPECIFIED REDEMPTION DATE" shall mean, with respect to a given Partner, the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption, provided that no Specified Redemption Date may occur with respect to any Unit before one year after such Unit is issued by the Partnership.

      "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, are owned, directly or indirectly, by such Person.

      "SUBSTITUTE GENERAL PARTNER" has the meaning set forth in Section 9.2.

      "SUBSTITUTE LIMITED PARTNER" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.6 hereof.

      "SURVIVING PARTNER" has the meaning set forth in Section 9.1(c) hereof.

      "TRANSACTION" has the meaning set forth in Section 9.1(b) hereof.

      "TRANSFER" has the meaning set forth in Section 9.5(a) hereof.

      "TREASURY REGULATIONS" shall mean the federal income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "VALUATION DATE" shall mean the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

      "VALUE" shall mean, with respect to a REIT Common Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Common Shares are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten
(10) days prior to the date in question) for which prices have been so reported; PROVIDED, HOWEVER, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Common Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Common Shares Amount includes rights that a holder of REIT Common Shares would be entitled to receive, and the General Partner acting in good faith determines that the value of such rights is not reflected in the Value of the REIT Common Shares determined as aforesaid, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
            PARTNERSHIP CONTINUATION; ADMISSION OF LIMITED PARTNERS;
                  NAME; PLACE OF BUSINESS AND REGISTERED AGENT

      SECTION 2.1 CONTINUATION. The Partners hereby agree to continue the Partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

      SECTION 2.2 CERTIFICATE OF LIMITED PARTNERSHIP; OTHER FILINGS. The General Partner shall prepare (or caused to be prepared), execute, acknowledge, record and file at the expense of the Partnership, a Certificate of Limited Partnership and all requisite fictitious name statements and notices in such places and jurisdictions as may be required by the Act or necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

      SECTION 2.3 ADDITIONAL LIMITED PARTNERS. The General Partner shall in timely fashion amend this Agreement and, if required by the Act, the Certificate of Limited Partnership filed for record to reflect the admission pursuant to the terms of this Agreement of a Person as a Limited Partner.

      SECTION 2.4 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership shall be Education Realty Operating Partnership, LP The principal place of business of the Partnership shall be at 530 Oak Court Drive, Memphis, Tennessee 38117. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's statutory agent for service of process on the Partnership in Tennessee is _________________. The name and address of the Partnership's statutory agent for service of process on the Partnership in Delaware is ___________.

                                   ARTICLE III
                        BUSINESS AND TERM OF PARTNERSHIP

      SECTION 3.1 BUSINESS. The purpose and nature of the business of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership organized pursuant to the Act; PROVIDED, HOWEVER, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be qualified as a REIT under the Code, unless the board of directors of the Company determines to cease to qualify as a REIT. To consummate the foregoing and to carry out the obligations of the Partnership in connection therewith or incidental thereto, the General Partner shall have the authority, in accordance with and subject to the limitations set forth elsewhere in this Agreement, to make, enter into, perform and carry out any arrangements, contracts or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, limited liability company, firm, trustee, syndicate, individual or any political or governmental division, subdivision or agency, domestic or foreign, and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing for the protection and enhancement of the assets of the Partnership.

      SECTION 3.2 TERM. The Partnership as herein constituted shall continue in perpetuity and shall have perpetual existence, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

SECTION 4.1 GENERAL PARTNER. The General Partner has contributed the property identified on Exhibit A attached hereto to the capital of the Partnership.

      SECTION 4.2 LIMITED PARTNERS. The Limited Partners have contributed cash or their respective ownership interests in the Contributed Property to the Partnership as identified on Exhibit A attached hereto. The Agreed Values of the Limited Partners' proportionate ownership interest in the Contributed Properties as of the date of contribution are set forth on Exhibit A attached hereto.

      SECTION 4.3 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. The Partners shall have no preemptive or other right or obligation to make any additional Capital Contributions or loans to the Partnership. Any of the General Partner, Education Realty OP Limited Partner or Education Realty Limited Partner, LLC may contribute additional capital or property to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.3.

      (a)   ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

            (i) GENERAL. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Common Partnership Units and Preferred Partnership Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any of the Limited Partners. Any additional Partnership Interest issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, and all as shall be set forth in an Exhibit to this Agreement, which Exhibit shall be incorporated into and become part of this Agreement upon adoption by the General Partner, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each class or series of Partnership Interests upon dissolution and liquidation of the Partnership and (iv) the right to vote; PROVIDED, HOWEVER, that no additional Partnership Interests shall be issued to the Company, the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC unless:

            (ii) In the case of the Company, the General Partner or Education Realty OP Limited Partner Trust, either (A)(1) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other interests in the Company, all such that the economic interests of such REIT Shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company or any of its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited Partner Trust) in accordance with this Section 4.3, (2) the Company shall make, directly or through one of its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited Partner Trust), a Capital Contribution to the Partnership in an amount equal to the proceeds raised or other property received by the Company, directly or through one or more Affiliates, in connection with the issuance of such shares or other interests in the Company and (3) the additional Partnership Interests are issued in exchange for property owned by the Company or its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited Partner Trust) with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests, or

      (B) the additional Partnership Interests are issued to all Partners in proportion to their respective Common Percentage Interests or Preferred Percentage Interests, as applicable.

            (iii) In the case of Education Realty Limited Partner, LLC, (A) such additional Partnership Interests are issued as Common Partnership Units and represent only a profits interest in the Partnership upon issuance (i.e., such Common Partnership Units entitle Education Realty Limited Partner, LLC to no right to receive any share of the value of the Partnership's assets as of the date of the issuance of such Common Partnership Units and entitle Education Realty Limited Partner, LLC only the right to receive any profits or appreciation that are earned by the Partnership or which inure to the Partnership's assets after the date of the issuance of such Common Partnership Units) and (B) the aggregate number of Common Partnership Units held by Education Realty Limited Partner, LLC immediately after the issuance of such Common Partnership Units will not exceed [___%] of the aggregate issued and outstanding Common Partnership Units immediately after such issuance.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Common Partnership Units or Preferred Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership.

            (b) UPON ISSUANCE OF ADDITIONAL SECURITIES. After the Offering, the Company shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the Company or its Affiliates, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Company contributes, directly or through one or more Affiliates, the proceeds or other property received from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership.

Without limiting the foregoing, the Company may issue Additional Securities for less than fair market value, and as a result the General Partner is expressly authorized to cause the Partnership to issue to the Company or its Affiliates corresponding Partnership Interests, so long as (x) the Company concludes in good faith that such issuance is in the best interests of the Company and the Partnership, and (y) the Company, directly or through one or more Affiliates, contributes all proceeds or other property received from such issuance to the Partnership. For example, in the event the Company issues REIT Common Shares for a cash purchase price and contributes, directly or through one or more Affiliates, all of the proceeds of such issuance to the Partnership as required hereunder, the Company or its Affiliates shall be issued a number of additional Common Partnership Units equal to the product of (A) the number of such REIT Common Shares issued by the Company, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

            (c) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF REIT SHARES. In connection with any and all issuances of REIT Shares, the Company, directly or through one or more Affiliates, shall contribute all of the proceeds raised in connection with such issuance to the Partnership as Capital Contributions, PROVIDED THAT if the proceeds actually received and contributed by the Company or its Affiliates are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company, directly or through one or more Affiliates, shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to the Company or its Affiliates for such Capital Contributions pursuant to Section 4.3(a) hereof.

      SECTION 4.4 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

      SECTION 4.5 INTEREST. No interest shall be paid on the Capital Contribution of any Partner.

      SECTION 4.6 RETURN OF CAPITAL. Except as expressly provided in this Agreement, no Partner shall be entitled to demand or receive the return of his Capital Contribution.

      SECTION 4.7 PERCENTAGE INTEREST. If the number of outstanding Common Partnership Units increases or decreases during a taxable year, the General Partner shall adjust each holder of Common Partnership Units' Percentage Interest, as reflected on Exhibit A, to a percentage equal to the number of Common Partnership Units held by such Partner divided by the aggregate number of outstanding Common Partnership Units.

                                    ARTICLE V
                         PROFITS, LOSSES AND ACCOUNTING

      SECTION 5.1 ALLOCATION OF PROFITS AND LOSSES. Except as otherwise provided herein or in Exhibit B, profits earned and losses incurred by the Partnership shall be allocated among the Partners as follows:

(a) Profits for each year shall be allocated among the Partners, and shall be credited to the respective Capital Accounts of the Partners, in the following order and priority:

            (i) First, to the Partners to the extent of losses, in the proportions and in the reverse order in which losses were allocated to them pursuant to Section 5.1(b), until the cumulative amounts allocated to each Partner pursuant to this Section 5.1(a)(i) are equal to the cumulative losses so allocated to such Partner; and

            (ii) Second, any remaining profits shall be allocated to the holders of Common Partnership Units in accordance with their Common Percentage Interests.

(b) Losses for each year shall be allocated among the Partners, and shall be debited to the respective Capital Accounts of the Partners, in the following order and priority:

            (i) First, to the holders of Common Partnership Units pro rata in accordance with, and to the extent of, the positive balances in their Adjusted Capital Account Balances (as defined in Exhibit B hereto) attributable to Common Partnership Units; and

            (ii) Thereafter any remaining losses will be allocated to the holders of Common Partnership Units in accordance with their Common Percentage Interests.

(c) In the event that the Partnership issues additional Partnership Units pursuant to the provisions of this Agreement, the General Partner is hereby authorized to make revisions to this Section 5.1 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units, including, without limitation, making preferential allocations to certain classes of Partnership Units.

      SECTION 5.2 ACCOUNTING.

(a) The books of the Partnership shall be kept on the accrual basis and in accordance with generally accepted accounting principles consistently applied.

(b)   The fiscal year of the Partnership shall be the calendar year.

(c) The terms "profits" and "losses," as used herein, shall mean all items of income, gain, expense or loss as determined utilizing federal income tax accounting principles and shall also include each Partner's share of income described in Section 705(a)(1)(B) of the Code, any expenditures described in
Section 705(a)(2)(B) of the Code, any expenditures described in Section 709(a) of the Code which are not deducted or amortized in accordance with Section 709(b) of the Code, losses not deductible pursuant to Sections 267(a) and 707(b) of the Code and adjustments made pursuant to Exhibit B attached hereto.

(d) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Operating Expenses of the Partnership. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to each

Limited Partner on the date such petition is filed, or (ii) mail a written notice to each Limited Partner, within such period, that describes the General Partner's reasons for determining not to file such a petition.

      (e) Except as specifically provided herein, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

(f) Any Partner shall have the right to inspect the books and records of the Partnership, provided such audit is made at the expense of the Partner desiring it, such inspection is made during normal business hours and such audit is for a purpose reasonably related to such Partner's legitimate interest as a Partner.

      SECTION 5.3 PARTNERS' CAPITAL ACCOUNTS.

(a) There shall be maintained a Capital Account for each Partner in accordance with this Section 5.3 and the principles set forth in Exhibit B attached hereto and made a part hereof. The amount of cash and the Agreed Value of property contributed to the Partnership by each Partner, net of liabilities assumed by the Partnership or securing property contributed by such Partner, shall be credited to its Capital Account, and from time to time, but not less often than annually, the share of each Partner in profits, losses and fair market value of distributions shall be credited or charged to its Capital Account. The determination of Partners' Capital Accounts, and any adjustments thereto, shall be made consistent with tax accounting and other principles set forth in Section 704(b) of the Code and applicable regulations thereunder and Exhibit B attached hereto.

(b) Except as otherwise specifically provided herein or in a guarantee of a Partnership liability, signed by a Limited Partner, no Limited Partner shall be required to make any further contribution to the capital of the Partnership to restore a loss, to discharge any liability of the Partnership or for any other purpose, nor shall any Limited Partner personally be liable for any liabilities of the Partnership or of the General Partner except as provided by law or this Agreement. All Limited Partners hereby waive their right of contribution which they may have against other Partners in respect of any payments made by them under any guarantee of Partnership debt.

(c) Immediately following the transfer of any Partnership Interest, the Capital Account of the transferee Partner shall be equal to the Capital Account of the transferor Partner attributable to the transferred interest, and such Capital Account shall not be adjusted to reflect any basis adjustment under
Section 743 of the Code.

(d) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, taking into account any adjustments required pursuant to Section 704(b) of the Code and the applicable regulations thereunder as more fully described in Exhibit B attached hereto.

      SECTION 5.4 SECTION 754 ELECTIONS. The General Partner may elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership's assets for all transfers of Partnership Interests if such election would benefit any Partner or the Partnership.

                                   ARTICLE VI
              POWERS, DUTIES, LIABILITIES, COMPENSATION AND VOTING
                               OF GENERAL PARTNER

      SECTION 6.1 POWERS OF GENERAL PARTNER. Notwithstanding any provision of this Agreement to the contrary, the General Partner's discretion and authority are subject to the limitations imposed by law, and by the Certificate of Incorporation and bylaws. Subject to the foregoing and to other limitations imposed by this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business and affairs of the Partnership and make all decisions affecting the business and assets of the Partnership. Without limiting the generality of the foregoing (but subject to the restrictions specifically contained in this Agreement), the General Partner shall have the power and authority to take the following actions on behalf of the Partnership:

(a) to acquire, purchase, own, manage, operate, lease and dispose of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of conducting the business of the Partnership in each case not inconsistent with the Company's qualification as a REIT;

(b) to construct buildings and make other improvements (including renovations) on or to the properties owned or leased directly or indirectly by the Partnership;

(c) to borrow money for the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of or to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

(d) to pay, either directly or by reimbursement, for all Operating Expenses to third parties or to the General Partner (as set forth in this Agreement);

(e) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

(f) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets;

(g) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

(h) to make or revoke any election permitted or required of the Partnership by any taxing authority;

(i) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types as the General Partner shall determine from time to time;

(j) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

(k) to retain providers of services of any kind or nature in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem proper;

(l) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner, including, without limitation, management agreements, development agreements and agreements with public and private colleges and universities;

(m) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

(n) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

(o) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

(p) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;

(q) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

(r) subject to the provisions of Section 9.1, to merge, consolidate or combine the Partnership with or into another Person (to the extent permitted by applicable law);

(s) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code;

(t) to issue additional Partnership Interests pursuant to Section 4.3 hereof;

(u) to pay cash to redeem Partnership Units held by a Limited Partner in connection with a Limited Partner's exercise of its Redemption Right under
Section 7.4 hereof;

(v) to amend and restate Exhibit A hereto to reflect accurately at all times the Capital Contributions, Common Percentage Interests and Preferred Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substitute Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement;

(w) to take whatever action the General Partner deems appropriate to maintain the economic equivalency of Common Partnership Units and REIT Common Shares and Preferred Partnership Units and REIT Preferred Shares, respectively; and

(x) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with qualification of the Company as a REIT) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in this Section 6.1(r), Section 9.1 or Article XI), the Act or any applicable law, rule or regulation to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other persons under this Agreement or of any duty stated or implied by law or equity.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         SECTION 6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which

Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

      SECTION 6.3 DUTIES OF GENERAL PARTNER.

(a) The General Partner, subject to the limitations contained elsewhere in this Agreement, shall manage or cause to be managed the affairs of the Partnership in a prudent and businesslike manner and shall devote sufficient time and effort to the Partnership affairs.

(b) In carrying out its obligations, the General Partner shall:

            (i) Render annual reports to all Partners with respect to the operations of the Partnership;

            (ii) On or before March 31st of every year, mail to all persons who were Partners at any time during the Partnership's prior fiscal year an annual report of the Partnership, including all necessary tax information, and any other information regarding the Partnership and its operations during the prior fiscal year deemed by the General Partner to be material;

            (iii) Maintain complete and accurate records of all business conducted by the Partnership and complete and accurate books of account (containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Partner or such Partner's duly authorized representative (at the sole expense of such Partner) during regular business hours and at the principal office of the Partnership; and

            (iv) Cause to be filed such certificates and do such other acts as may be required by law to qualify and maintain the Partnership as a limited partnership under the laws of the State of Delaware.

(c) The General Partner shall take such actions as it deems necessary to maintain the economic equivalency of Common Partnership Units and REIT Common Shares and Preferred Partnership Units and REIT Preferred Shares, respectively, required by this Agreement.

      SECTION 6.4 LIABILITIES OF GENERAL PARTNER; INDEMNIFICATION.

(a) The General Partner shall not be liable for the return of all or any part of the Capital Contributions of the Limited Partners. Any returns shall be made solely from the assets of the Partnership according to the terms of this Agreement.

(b) Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner or the Company nor any of their officers, directors, agents or employees shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any assignees, or any of their successors or assigns, for any losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if the General Partner acted in good faith. The General Partner shall not be responsible for any misconduct or negligence on the part on any agent appointed by it in good faith pursuant to Section 6.2 hereof.

The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner, the General Partner's shareholders and the Company's shareholders collectively, and that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or their assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner or shareholders of the Company on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the Company or the Limited Partners; PROVIDED, HOWEVER, that for so long as the Company owns a controlling interest, directly or indirectly, in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the Company or the Limited Partners shall be resolved in favor of the shareholders of the Company. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

(c) The Partnership shall indemnify an Indemnitee to the fullest extent permitted by law and save and hold it harmless from and against, and in respect of, any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; PROVIDED, HOWEVER, that this indemnification shall not apply if: (A) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (B) the Indemnitee actually received an improper personal benefit in money, property or services; or (C) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.4(c). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.4(c). Any indemnification pursuant to this Section
6.4 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitee.

(d) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.4 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(e) The indemnification provided by this Section 6.4 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(f) The Partnership may purchase and maintain insurance on behalf of the Indemnitees, and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(g) For purposes of this Section 6.4, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.4; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

(h) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(i) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.4 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(j) Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted. The provisions of this
Section 6.4 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(k) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT, or (ii) to prevent the Company from incurring any taxes under
Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Further, any provision of this Agreement that might jeopardize the Company's REIT status shall be (i) void and of no effect, or (ii) reformed, as necessary, to avoid the Company's loss of REIT status.

SECTION 6.5 COMPENSATION OF GENERAL PARTNER; REIMBURSEMENT. The General Partner, as such, shall not receive any compensation for services rendered to the Partnership. Notwithstanding the preceding sentence, the General Partner shall be entitled, in accordance with the provisions of Section 6.7 below, to pay reasonable compensation to its Affiliates and other entities in which it may be associated for services performed. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses.

      SECTION 6.6 RELIANCE ON ACT OF GENERAL PARTNER. No financial institution or any other person, firm or corporation dealing with the General Partner or the Partnership shall be required to ascertain whether the General Partner is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the assurance of and the execution of any instrument or instruments by the General Partner.

      SECTION 6.7 OUTSIDE SERVICES; DEALINGS WITH AFFILIATES; OUTSIDE
ACTIVITIES.

(a) Notwithstanding any provision of this Article VI to the contrary, the General Partner may employ such agents, accountants, attorneys and others as it shall deem advisable, including its directors, officers, shareholders, and its Affiliates and entities with which the General Partner, any Limited Partner or their respective Affiliates may be associated, and may pay them reasonable compensation from Partnership funds for services performed, which compensation shall be reasonably believed by the General Partner to be comparable to and competitive with fees charged by unrelated Persons who render comparable services which could reasonably be made available to the Partnership. The General Partner shall not be liable for the neglect, omission or wrongdoing of any such Person so long as it appointed such Person in good faith.

(b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment Partnership funds on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

(c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates nor any Limited Partner shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

(e) Subject to the Certificate of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the

Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of such person.

(f) In the event the Company exercises its rights under its Articles of Incorporation to redeem REIT Common Shares, then the General Partner shall cause the Partnership to purchase from the Company a number of Common Partnership Units determined based on the application of the Conversion Factor on the same terms as those on which the Company redeemed such REIT Common Shares.

      SECTION 6.8 ADDITIONAL LOANS TO THE PARTNERSHIP. If additional funds are required by the Partnership for any purpose relating to the business of the Partnership or for any of its obligations, expenses, costs, or expenditures, including operating deficits, the Partnership may borrow such funds as are needed from time to time from any Person (including, without limitation, the General Partner or any Affiliate of the General Partner; PROVIDED, HOWEVER, that the terms of any loan from the General Partner or any Affiliate of the General Partner shall be substantially equivalent to the terms that could be obtained from a third party on an arm's-length basis) on such terms as the General Partner and such other Person may agree.

      SECTION 6.9 CONTRIBUTION OF ASSETS. The Company, directly or through one or more of its Affiliates, shall contribute to the capital of the Partnership from time to time each asset it owns from time to time during the existence of the Partnership, but it is not required to so contribute:

(a) its interests in the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC;

(b) its direct or indirect interest in any entity in a chain of entities of which the Company is the sole beneficial owner, so long as all of the assets or other ownership interests in the entity in that chain furthest removed from the General Partner are contributed directly or indirectly to the Partnership; or

(c) any equity interest in any entity of which the Company is the sole beneficial owner that is created or used solely by the General Partner in connection with any borrowing transaction in whole or in part for the benefit of the Partnership.

                                   ARTICLE VII
                    RIGHTS, PROHIBITIONS AND REPRESENTATIONS
                        WITH RESPECT TO LIMITED PARTNERS

      SECTION 7.1 RIGHTS OF LIMITED PARTNERS.

(a) The Partnership may engage the Limited Partners or persons or firms associated with them for specific purposes and may otherwise deal with such Partners on terms and for compensation to be agreed upon by any such Partner and the Partnership; PROVIDED, HOWEVER, that no Limited Partner shall be entitled to participate in the management or control of the business of the Partnership.

(b) The Partnership's books shall be kept at the principal place of business of the Partnership and at all times, during reasonable business hours and at such Partner's sole expense, shall be entitled to inspect and copy any of them and have on demand true and full information of all things affecting the Partnership and a formal accounting of Partnership affairs whenever circumstances render it just and reasonable; PROVIDED, HOWEVER, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, the General Partner may keep confidential from the Limited Partners any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

(c) No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

      SECTION 7.2 PROHIBITIONS WITH RESPECT TO THE LIMITED PARTNERS No Limited Partner shall have the right:

      (a) To take part in the control or management of the Partnership business, to transact business for or on behalf of the Partnership or to sign for or to bind the Partnership, such powers being vested solely in the General Partner as set forth herein;

      (b) To have such Partner's Capital Contributions repaid except to the extent provided in this Agreement;

      (c) To require partition of Partnership property or to compel any sale or appraisement of Partnership assets or sale of a deceased Partner's interests therein, notwithstanding any provisions of law to the contrary; or

      (d) To sell or assign all or any portion of such Partner's Limited Partnership Interest in the Partnership or to constitute the vendee or assignee thereunder a Substitute Limited Partner, except as provided in
      Article IX hereof.

      SECTION 7.3 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any shares or other interest in the General Partner or in any Affiliate thereof if such ownership by itself or in conjunction with other shares or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership or the Company as a REIT for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 7.3 and the Limited Partners shall promptly and fully respond to such inquiries.

      SECTION 7.4 REDEMPTION RIGHT.

(a) Subject to Section 7.4(b) and Section 7.4(c), and the provisions of any agreements between the Partnership and one or more Limited Partners, each Limited Partner shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Common Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Partnership shall have up to one (1) year (the "Payout Period") following exercise of a Redemption Right to pay the Cash Amount to the Limited Partner who is exercising the redemption right (the "Redeeming Partner"). From and after the Specified Redemption Date, the Cash Amount (or portion thereof) due and payable to a Redeeming Partner with respect to such Redeeming Partner's exercise of its Redemption Right shall bear interest at the rate equal to the lower of (i) the Company's annual dividend rate on REIT Common Shares for the prior twelve (12) month period, or (ii) eight percent (8%) per annum, until the Cash Amount (or portion thereof) shall be paid in full by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Redeeming Partner. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Common Partnership Units, less than all of the Common Partnership Units held by such Partner. Moreover, a Limited Partner may not exercise the Redemption Right more than once per calendar quarter, PROVIDED, HOWEVER, that the General Partner may amend this Section 7.4(a) to limit the number of exercises of the Redemption Right by the Limited Partners to not less than once per calendar year. Neither the Redeeming Partner nor any permitted or purported assignee of any Limited Partner shall have any right with respect to any Common Partnership Units so redeemed to receive any distributions paid after the Specified Redemption Date. Neither the Redeeming Partner nor any permitted or purported assignee of any Limited Partner shall have any right, with respect to any Common Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good and unencumbered title, and to execute such documents, as the General Partner may reasonably require in connection with any redemption.

(b) Notwithstanding the provisions of Section 7.4(a), in the event a Limited Partner elects to exercise the Redemption Right, the General Partner at the direction of the Company, directly or indirectly through one or more Affiliates, may, in its sole and absolute discretion, elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either (i) the Cash Amount, as provided for in Section 7.4(a), or (ii) the REIT Common Shares Amount, as elected by the General Partner, as directed by the Company (in its sole and absolute discretion), on the Specified Redemption Date, provided that the Company may defer payment of the Cash Amount until the end of the Payout Period described in Section 7.4(a) (in which case the Cash Amount shall bear interest as described in Section 7.4(a)), and provided, further, that the Company may, if it has elected so to defer payment of the Cash Amount, further elect at any time before the end of the Payout Period to pay all or any portion of the unpaid Cash Amount with REIT Common Shares having a Value equal to such portion of the Cash Amount plus any accrued but unpaid interest thereon. On any such election, the Company, directly or indirectly through one or more Affiliates, shall acquire the Common Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common

Partnership Units. Unless the General Partner, as directed by the Company (in its sole and absolute discretion), shall exercise its right to assume directly and satisfy the Redemption Right, neither the General Partner nor the Company itself shall have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner, as directed by the Company shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 7.4(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the Company shall treat the transaction between the Company and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Common Partnership Units to the Company or its Affiliates. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good and unencumbered title, and to execute such documents, as the Company may reasonably require in connection with the issuance of REIT Common Shares upon exercise of the Redemption Right. If the Redemption Right is satisfied by the delivery of REIT Common Shares, the Redeeming Partner shall be deemed to become a holder of REIT Common Shares as of the close of business on the Specified Redemption Date or on such later date permitted by this Section 7.4(b) that the Company delivers REIT Common Shares in satisfaction of a deferred payment of the Cash Amount, as the case may be.

Notwithstanding anything to the contrary in Section 7.4(a) or this Section 7.4(b), and in addition to the right of the Company to deliver REIT Common Shares in satisfaction of a deferred payment of the Cash Amount, as provided above, should the General Partner, as directed by the Company elect to satisfy a Redemption Right by paying the Redeeming Partner the REIT Common Shares Amount, and it is necessary to obtain Company shareholder approval in order for it to issue sufficient REIT Common Shares to satisfy such Redemption Right in full, then the Company shall have one hundred twenty (120) days beyond the Specified Redemption Date in which to obtain such shareholder approval and to pay the REIT Common Shares Amount, and the redemption date shall be required to occur by the earliest of: (i) ten (10) days after shareholder approval of the issuance of the REIT Common Shares has been obtained, if it is obtained; (ii) the date on which the General Partner, as directed by the Company elects to pay such Redeeming Partner the Cash Amount; or (iii) one hundred and thirty (130) days after the Specified Redemption Date. If such shareholder approval is not obtained, the Partnership shall pay to the Redeeming Partner the Cash Amount no later than the end of what the Payout Period would have been had the General Partner, as directed by the Company not elected to pay the REIT Common Share Amount upon the redemption, together with interest on such Cash Amount as specified in Section 7.4(a) hereof.

(c) Notwithstanding the provisions of Section 7.4(a) and Section 7.4(b), a Limited Partner shall not be entitled to receive REIT Common Shares if the delivery of REIT Common Shares to such Partner on the Specified Redemption Date (or such later date permitted by Section 7.4(b), as applicable) by the Company pursuant to Section 7.4(b) would be prohibited under the Articles of Incorporation of the Company, as amended or restated from time to time. Without limiting the effect of the preceding sentence, no Person shall be permitted to receive REIT Common Shares if as a result of, and after giving effect to, such exercise any Person would Beneficially Own (as defined in the Articles of Incorporation of the Company, as amended or restated from time to time) more than 9.8% of the total number of issued and outstanding REIT Common Shares, unless waived by the board of directors of the Company in its sole discretion. To the extent any attempted redemption for REIT Common Shares would be a violation of this Section 7.4(c), it shall be null and void ab initio. The Cash Amount shall be paid in such instances, in accordance with the terms set forth in Section 7.4(a) or 7.4(b).

(d) Each Limited Partner covenants and agrees with the General Partner that all Common Partnership Units delivered for redemption shall be delivered to the Partnership, the Company or its Affiliates, as the case may be, free and clear of all liens and, notwithstanding anything herein contained to the contrary, neither the General Partner, the Company (nor any of its Affiliates) nor the Partnership shall be under any obligation to acquire Common Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Common Partnership Units to the General Partner, Partnership or the Company, such Limited Partner shall assume and pay such transfer tax.

(e) REIT Common Shares issued pursuant to Section 7.4(b) may contain such legends regarding restrictions on transfer as the Company in good faith determines to be necessary or advisable in order to (1) comply with restrictions on transfer under the Securities Act and applicable state securities laws and
(2) protect the ability of the Company to continue to qualify as a REIT.

      SECTION 7.5 WARRANTIES AND REPRESENTATIONS OF THE LIMITED PARTNERS. Each Limited Partner contributing Initial Contributed Assets hereby warrants and represents to and for the benefit of the General Partner and the Partnership that, as of the date hereof, such Limited Partner owns good, valid and marketable title to the interests in the Initial Contributed Assets being contributed to the capital of the Partnership by such Limited Partner (the "Ownership Interests") and that except as provided on Exhibit A, such Ownership Interests are free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever. Each Limited Partner further warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner has all necessary power and authority to transfer the Ownership Interests to the Partnership without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations were obtained.

      SECTION 7.6 INDEMNIFICATION BY LIMITED PARTNERS. Each Limited Partner contributing Initial Contributed Assets hereby agrees to indemnify the General Partner and the Partnership and hold the General Partner, its officers and directors and the Partnership and its partners and each of their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the inaccuracy of the warranties and representations made by such Limited Partner under Section 7.5 above, or (ii) the ownership of the Ownership Interests by such Limited Partner and any activities, obligations or liabilities of, or related to, the Initial Contributed Assets to which such Ownership Interest relates for all periods prior to the date of this Agreement.

      SECTION 7.7 NOTICE OF SALE OR REFINANCING. The General Partner shall notify the Limited Partners no less than thirty (30) days prior to any sale, refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that will reduce the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of his or its Partnership Interests.

      SECTION 7.8 BASIS ANALYSIS AND LIMITED PARTNER GUARANTEES.

(a) Upon the request of any Limited Partner but subject to the General Partner's agreement, which may be withheld in the General Partner's sole discretion, the General Partner may, prior to the end of each calendar year, beginning in 2005, cause accountants to prepare and provide to the Limited Partners a study analyzing each refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that occurred during that year that reduced the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of its Partnership Interests.

(b) Upon the request of the General Partner, or upon a Limited Partner's own election but subject to the General Partner's agreement, which may be withheld in the General Partner's sole discretion, a Limited Partner (the "Initiating Limited Partner") from time to time, may, but shall not be required to, guarantee or otherwise provide credit support for Partnership indebtedness as such Limited Partner may elect; PROVIDED, HOWEVER, that the Limited Partner shall be entitled to take such action only if the General Partner determines that any such action would not have a material adverse effect on the tax position of the General Partner. All Partners are entitled to notice of any such guarantee or credit support, and shall have the right to provide guarantees or credit support on the same terms and conditions as the Initiating Limited Partner does, and all Limited Partners interested in providing such guarantee or credit support shall cooperate with the General Partner and each other in considering any guarantee or credit support proposal, and the General Partner will cooperate in permitting or obtaining any consents for such guarantees or credit support.

                                  ARTICLE VIII
                      DISTRIBUTIONS AND PAYMENTS TO PARTNER

      SECTION 8.1 DISTRIBUTIONS OF CASH FLOW.

(a) The General Partner shall cause the Partnership to distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. Such distributions shall be made to the Partners who are Partners on the Partnership Record Date established by the General Partner in accordance with their respective Common Percentage Interests.

(b) In no event may a Partner receive a distribution of Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the Company's share of such Cash Flow with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

      SECTION 8.2 REIT DISTRIBUTION REQUIREMENTS. Unless the General Partner determines that such a distribution would not be in the best interests of the Partnership, the General Partner shall cause the Partnership to distribute sufficient amounts to enable the Company (i) to meet its distribution requirement for qualification as a REIT as set forth in

Section 857(a)(1) of the Code, and (ii) to avoid the excise tax imposed by
Section 4981 of the Code.

      SECTION 8.3 NO RIGHT TO DISTRIBUTIONS IN KIND. No Partner shall be entitled to demand property other than cash in connection with any distribution by the Partnership.

      SECTION 8.4 DISTRIBUTIONS OF DISPOSITION PROCEEDS. Disposition Proceeds shall be distributed to the Partners who have positive Capital Account balances in accordance with such Partners' respective positive Capital Account balances. The Capital Account balances of all of the Partners shall be adjusted immediately after any Capital Transaction and prior to any distribution pursuant to this Section 8.4 to reflect the allocation of all profits and losses of the Partnership through the date of the event of the transaction that produces such Disposition Proceeds.

      SECTION 8.5 WITHDRAWALS. No Partner shall be entitled to make withdrawals from its Capital Account, or withdraw as a Limited Partner, except as expressly provided herein.

      SECTION 8.6 AMENDMENT. In the event the Partnership issues additional Partnership Units pursuant to the provisions of this Agreement, the General Partner is hereby authorized to make such revisions to this Article VIII as it determines are necessary or desirable to reflect the issuance of such additional Partnership units, including without limitation, making preferential distributions to certain classes of Partnership Units.

                                   ARTICLE IX
                             TRANSFERS OF INTERESTS

      SECTION 9.1 GENERAL PARTNER.

(a) Other than to an Affiliate of the General Partner, the General Partner may not transfer any of its General Partnership Interest or Limited Partnership Interests or withdraw as General Partner except as provided in Section 9.1(b) or in connection with a transaction described in Section 9.1(c).

(b) Except as otherwise provided in Section 6.7 or Section 9.1(c), the General Partner, the Company or their Subsidiaries shall not engage in any merger, consolidation or other combination with or into another Person or in any sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding REIT Common Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Conversion Factor") (each of the foregoing being herein referred to as a "Transaction"), unless the Transaction also includes a merger of the Partnership or sale of substantially all of the assets of the Partnership or other transaction as a result of which all Limited Partners will receive for each Common Partnership Unit an amount of cash, securities or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Common Share in consideration of one REIT Common Share as a result of the Transaction; PROVIDED,

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HOWEVER, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Common Shares, the holders of Common Partnership Units shall receive the greatest amount of cash, securities or other property which a Limited Partner would have received had it exercised the Redemption Right and the General Partner at the direction of the Company had exercised its election to satisfy the Redemption Right by the issuance of REIT Common Shares immediately prior to the expiration of such purchase, tender or exchange offer, PROVIDED FURTHER, HOWEVER, that Education Realty Limited Partner, LLC will only be entitled to receive an amount of cash, securities or other property equal to the product of the number of REIT Common Shares that would constitute the REIT Common Shares Amount if Education Realty Limited Partner, LLC had offered all of its Common Partnership Units for redemption and the Specified Redemption Date were the date of the closing of the Transaction multiplied by the greatest amount of cash, securities or other property paid in consideration for one REIT Common Share in connection with the Transaction or in connection with a purchase, tender or exchange offer that is accepted by the holders of more than fifty percent (50%) of the outstanding REIT Common Shares, as applicable.

(c) Notwithstanding Section 9.1(b), the General Partner, the Company or their Subsidiaries may merge into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving Partner"), other than Partnership Units held by the General Partner, Education Realty OP Limited Partners Trust, Education Realty OP Limited Partner Trust, the Company or their Subsidiaries, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving Partner in good faith and (ii) the Surviving Partner or one of its Subsidiaries expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Surviving Partner shall have the right and duty to amend this Agreement as set forth in this Section 9.1(c). The Surviving Partner shall in good faith arrive at a new method for the calculation of the Cash Amount and Conversion Factor for a Common Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Common Partnership Units could have acquired had such Common Partnership Units been redeemed immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The above provisions of this Section 9.1(c) shall similarly apply to successive mergers or consolidations permitted hereunder.

      SECTION 9.2 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a Substitute or Additional General Partner of the Partnership only if the transaction giving rise to such substitution or admission is otherwise permitted under this Agreement and the following terms and conditions are satisfied:

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

(a) the Person to be admitted as a Substitute or Additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by the Act in connection with such admission shall have been performed;

(b) if the Person to be admitted as a Substitute or Additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

(c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from counsel of any state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a Substitute or Additional General Partner is in conformity with the Act and that none of the actions taken in connection with the admission of such Person as a Substitute or Additional General Partner will cause the termination of the Partnership under
Section 708 of the Code, or will cause it to be classified as other than a partnership for federal income tax purposes, or will result in the loss of any Limited Partner's limited liability status.

      SECTION 9.3 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

(a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its automatic removal pursuant to Section 9.4(a) hereof) or the withdrawal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 9.3(b).

(b) Following the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by all remaining general partners or all remaining members of such partnership), persons holding at least a majority of the Limited Partnership Interests, within ninety (90) days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 3.2 by selecting, subject to Section 9.2 and any other applicable provisions of this Agreement, a Substitute General Partner by majority vote of the Limited Partnership Interests. If the Limited Partners elect to reconstitute the Partnership and admit a Substitute General Partner, the relationship between the Partners and any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

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

      SECTION 9.4 REMOVAL OF A GENERAL PARTNER.

(a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; PROVIDED, HOWEVER, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership.

(b) If a General Partner has been removed pursuant to this Section 9.4(a) and the Partnership is not continued pursuant to Section 9.3(b), the partnership shall be dissolved.

(c) A General Partner may not be removed by the Limited Partners with or without cause.

      SECTION 9.5 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

(a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer its Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner; PROVIDED, HOWEVER, the consent required by this Section 9.5(a) shall not be required in the event of a Transfer on or after the first anniversary of the date of this Agreement by a Limited Partner that was a limited partnership as of the date of this Agreement to any of its partners. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

(b) No Limited Partner may effect a Transfer of its Limited Partnership Interest if, (i) in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards) or (ii) the assignee is not an Accredited Investor within the meaning of Rule 501 of the Securities Act of 1933, as amended.

(c) No Transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, (iii) the Transfer would create a risk that the Company would not be taxed as a REIT for federal income tax purposes or (iv) assuming the Partnership Units subject to the Transfer were redeemed for REIT Shares, the redemption would create a risk that the Company would not be taxed as a REIT for federal income tax purposes.

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

(d) Section 9.5(a) shall not prevent any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, one hundred percent (100%) of the beneficial interests, provided that the transferor assumes all costs of the Partnership in connection therewith and any such transferee shall not have the rights of a Substitute Limited Partner (unless and until admitted as a Substitute Limited Partner pursuant to this Section 9.5 and
Section 9.6 of this Agreement).

(e) No Transfer of a Limited Partnership Interest may be made to a lender of the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Treasury Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (as defined in Section 1.704-2(b)(3) of the Treasury Regulations), without the consent of the General Partner, in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

(f) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

      SECTION 9.6 ADMISSION OF SUBSTITUTE LIMITED PARTNER.

(a) Subject to the other provisions of this Article IX (including, without limitation, the provisions of Section 9.5(a) regarding consent of the General Partner), an assignee of the Limited Partnership Interest of a Limited Partner (including, without limitation, any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

            (i) the assignee has obtained the prior written consent of the General Partner as to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion; PROVIDED, HOWEVER, that this Section 9.6(a)(i) shall not apply in the case of assignee resulting from a Transfer by a Limited Partner that was a partner as of the date of this Agreement to any of its partners;

            (ii) the assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

            (iii) to the extent required, an amended certificate of limited partnership evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

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

            (iv) the assignee shall have delivered a letter containing the representation and warranty set forth in Section 9.11 and the agreement set forth in Section 9.11;

            (v) if the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

            (vi) the assignee shall have executed a power of attorney containing the terms and provisions set forth in Article XII; and

            (vii) the assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and all filing and publication costs incurred in connection with its substitution as a Limited Partner.

(b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the certificate described in Section 9.6(a)(iii) or, if no such filing is required, the later of the date specified in the transfer documents, or the date on which the General Partner has received all necessary instruments of transfer and substitution.

(c) The General Partner shall as promptly as practicable take all action required to effectuate the admission of the Person seeking to become a Substitute Limited Partner, including preparing the documentation required by this Section and making all official filings and publications.

      SECTION 9.7 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

(a) Subject to the provisions of Sections 9.5 and 9.6 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof. If the General Partner, in its sole and absolute discretion, does not consent (subject to the proviso in Section 9.6(a)(i)) to the admission of any transferee of any Partnership Interest as a Substitute Limited Partner in connection with a Transfer permitted by Section 9.5, such transferee shall be considered an assignee for the purposes of this Agreement. An assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions attributable to the Partnership Units assigned, but such assignee shall not be entitled to effect a consent or effect a Redemption Right or vote with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to consent or vote or effect a Redemption Right, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner).

(b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all of the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

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

      SECTION 9.8 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against an individual Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

      SECTION 9.9 TRANSFEREES. Any Partnership Interests owned by the Partners and transferred pursuant to this Article IX shall be and remain subject to all of the provisions of this Agreement.

      SECTION 9.10 ABSOLUTE RESTRICTION. Notwithstanding any provision of this Agreement to the contrary, the sale or exchange of any interest in the Partnership will not be permitted if the interest sought to be sold or exchanged, when added to the total of all other interests sold or exchanged within the period of twelve (12) consecutive months ending with the proposed date of the sale or exchange, would result in the termination of the Partnership under Section 708 of the Code, if such termination would materially and adversely affect the Partnership or any Partner.

      SECTION 9.11 INVESTMENT REPRESENTATION. Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

                                    ARTICLE X
                         TERMINATION OF THE PARTNERSHIP

      SECTION 10.1 TERMINATION. The Partnership shall be dissolved upon (i) an Event of Bankruptcy as to the General Partner or the dissolution or withdrawal of the General Partner (unless within ninety (90) days thereafter Limited Partners holding more than fifty percent (50%) of the Limited Partnership Interests in the Partnership elect to continue the Partnership and to elect one or more persons to serve as the General Partner or General Partners of the Partnership), (ii) ninety (90) days following the sale of all or substantially all of the Partnership's assets (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such obligation is paid in full), (iii) the expiration

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

of the term specified in Section 3.2, (iv) the redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC), or (v) the election by the General Partner (but only in accordance with and as permitted by applicable law) that the Partnership should be dissolved. Upon dissolution of the Partnership (unless the business of the Partnership is continued as set forth above), the General Partner (or its trustee, receiver, successor or legal representative) shall proceed with the winding up of the Partnership, and its assets shall be applied and distributed as herein provided.

      SECTION 10.2 PAYMENT OF DEBTS. The assets shall first be applied to the payment of the liabilities of the Partnership (other than any loans or advances that may have been made by Partners to the Partnership) and the expenses of liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to minimize any losses resulting from liquidation.

      SECTION 10.3 DEBTS TO PARTNERS. The remaining assets shall next be applied after payments of the Partnership's debts and liabilities referred to in Section
10.2 to the repayment of any loans made by any Partner to the Partnership.

      SECTION 10.4 REMAINING DISTRIBUTION. The remaining assets after payment of all Partnership debts and liabilities referred to in Sections 10.2 and 10.3 shall then be distributed to the Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for all prior periods and the Partnership taxable year during which the liquidation occurs.

      SECTION 10.5 RESERVE. Notwithstanding the provisions of Sections 10.3 and 10.4, the General Partner may retain such amount as it deems necessary as a reserve for any contingent liabilities or obligations of the Partnership, which reserve, after the passage of a reasonable period of time, shall be distributed pursuant to the provisions of this Article X.

      SECTION 10.6 FINAL ACCOUNTING. Each of the Partners shall be furnished with a statement examined by the Partnership's independent accountants, which shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation. Upon the compliance by the General Partner with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partner, as the sole remaining Partner of the Partnership, shall execute and cause to be filed a Certificate of Cancellation of the Partnership and any and all other documents necessary with respect to termination and cancellation of the Partnership.

                                   ARTICLE XI
                                   AMENDMENTS

      SECTION 11.1 AUTHORITY TO AMEND.

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

(a) In addition to any other provisions of this Agreement that expressly empower and enable the General Partner to amend this Agreement without the approval of any other Partner, this Agreement may be amended by the General Partner without the approval of any other Partner if such amendment (i) is solely for the purpose of clarification or is of an inconsequential nature and does not change the substance hereof and the Partnership has obtained an opinion of counsel to that effect, (ii) is to add to the obligations of the General Partner or causes the General Partner to surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners, (iii) is to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement or to amend the calculation of the Cash Amount and the Conversion Factor pursuant to a transaction described in Section 9.1(c), (iv) is to set forth the designations, right, powers, duties and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.3, (v) is to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion ruling or regulation of a federal or state agency or contained in federal or state law, or (vi) is, in the opinion of counsel for the Partnership, necessary or appropriate to satisfy requirements of the Code with respect to partnerships or REITs or of any federal or state securities laws or regulations. Any amendment made pursuant to this Section 11.1(c) may be made effective as of the date of this Agreement.

(b) Notwithstanding any contrary provision of this Agreement, any amendment to this Agreement or other act which would (i) adversely affect the limited liability of the Limited Partners, (ii) impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership, (iii) change the method of allocation of profit and loss as provided in Article V or the distribution provisions of Articles VIII and X hereof (except as permitted in Sections 4.3, 5.1 and 8.6 hereof), (iv) seek to impose personal liability on the Limited Partners, or (v) affect the operation of the Conversion Factor of the Redemption Right (other than pursuant to Sections 7.4(a) or 11.1(a)(iii)) shall require the consent and approval of Partners holding more than fifty percent (50%) of the Common Percentage Interests.

(c) Except as otherwise specifically provided in this Section 11.1, amendments to this Agreement shall require the approval of Partners holding more than fifty percent (50%) of the Common Percentage Interests. Any amendment to this Agreement requiring the approval of Partners holding fifty percent (50%) of the Common Percentage Interests may be proposed by the General Partner or by any Limited Partners holding twenty-five percent (25%) or more of the Common Percentage Interests, and any such amendment proposed by Limited Partners holding twenty-five percent (25%) or more of the Common Percentage Interests shall be promptly submitted by the General Partner to the Partners for a vote.

      SECTION 11.2 NOTICE OF AMENDMENTS. A copy of any amendment to be approved by the Partners pursuant to Sections 11.1(b) or 11.1(c) shall be mailed in advance to such Partners. Partners shall be notified as to the substance of any amendment pursuant to Sections 11.1(a), 11.1(b) or 11.1(c), and upon request shall be furnished a copy thereof.

                                   ARTICLE XII
                                POWER OF ATTORNEY

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

      SECTION 12.1 POWER. Each of the Limited Partners irrevocably constitutes and appoints the General Partner as such Limited Partner's true and lawful attorney in such Limited Partner's name, place and stead to make, execute, swear to, acknowledge, deliver and file:

(a) Any certificates or other instruments which may be required to be filed by the Partnership under the laws of the State of Delaware or of any other state or jurisdiction in which the General Partner shall deem it advisable to file;

(b) Any documents, certificates or other instruments, including, but not limited to, (i) any and all amendments and modifications of this Agreement or of the instruments described in Section 12.1(a) which may be required or deemed desirable by the General Partner to effectuate the provisions of any part of this Agreement, (ii) all instruments relating to the admission, withdrawal, removal or substitution of any Partner, and (iii) by way of extension and not limitation, to do all such other things as shall be necessary to continue and to carry on the business of the Partnership; and

(c) All documents, certificates or other instruments that may be required to effectuate the dissolution and termination of the Partnership, to the extent such dissolution and termination is authorized hereby. The power of attorney granted hereby shall not constitute a waiver of, or be used to avoid, the rights of the Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(b) and 11.1(c) or be used in any other manner inconsistent with the status of the Partnership as a limited partnership or inconsistent with the provisions of this Agreement. Each such Limited Partner hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner taken in good faith under such power of attorney.

      SECTION 12.2 SURVIVAL OF POWER. It is expressly intended by each of the Partners that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the death, incompetence, dissolution, liquidation or adjudication of insanity or bankruptcy or insolvency of each such Partner. The foregoing power of attorney shall survive the delivery of an assignment by any of the Partners of such Partner's entire interest in the Partnership, except that where an assignee of such entire interest has become a substitute Limited Partner, then the foregoing power of attorney of the assignor Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any and all instruments necessary to effectuate such substitution.

                                  ARTICLE XIII
                    CONSENTS, APPROVALS, VOTING AND MEETINGS

      SECTION 13.1 METHOD OF GIVING CONSENT OR APPROVAL. Any consent or approval required by this Agreement may be given as follows:

(a) by a written consent given by the consenting Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, provided that such consent shall not have been nullified by:

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

            (i) Notice to the General Partner of such nullification by the consenting Partner prior to the doing of any act or thing, the doing of which is not subject to approval at a meeting called pursuant to Section 13.2, or

            (ii) Notice to the General Partner of such nullification by the consenting Partner prior to the time of any meeting called pursuant to Section
13.2 to consider the doing of such act or thing, or

            (iii) The negative vote by such consenting Partner at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing.

(b) by the affirmative vote by the consenting Partner for the doing of the act or thing for which the consent is solicited at any meeting called pursuant to
Section 13.2 to consider the doing of such act or thing; or

(c) by the failure of the Partner to respond or object to a request from the General Partner for such Partner's consent within thirty (30) days from its receipt of such request (or such shorter period of time as the General Partner may indicate in such request in order to ensure that the General Partner has sufficient time to respond, if required, to any third party with respect to the subject matter of such request).

      SECTION 13.2 MEETINGS OF LIMITED PARTNERS. Any matter requiring the consent or vote of all or any of the Partners may be considered at a meeting of the Partners held not less than five (5) nor more than sixty (60) days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, or (ii) shall be given by the General Partner within fifteen (15) days after receipt from Limited Partners holding more than fifty percent (50%) of the Common Percentage Interests of a request for such meeting.

      SECTION 13.3 OPINION. Except for consents obtained pursuant to Sections
13.1 or 13.2, no Limited Partner shall exercise any consent or voting rights unless either (a) at the time of the giving of consent or casting of any vote by the Partners hereunder, counsel for the Partnership or counsel employed by the Limited Partners shall have delivered to the Partnership an opinion satisfactory to the Partners to the effect that such conduct (i) is permitted by the Act,
(ii) will not impair the limited liability of the Limited Partners, and (iii) will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (b) irrespective of the delivery or nondelivery of such opinion of counsel, Limited Partners holding more than seventy-five percent (75%) of the Common Percentage Interests of the Limited Partners determine to exercise their consent or voting rights.

      SECTION 13.4 SUBMISSIONS TO PARTNERS. The General Partner shall give the Partners notice of any proposal or other matter required by any provision of this Agreement, or by law, to be submitted for consideration and approval of the Partners. Such notice shall include any information required by the relevant provision or by law.

                                   ARTICLE XIV
                                  MISCELLANEOUS

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

      SECTION 14.1 GOVERNING LAW. The Partnership and this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      SECTION 14.2 AGREEMENT FOR FURTHER EXECUTION. At any time or times upon the request of the General Partner, the Limited Partners hereby agree to sign, swear to, acknowledge and deliver all further documents and certificates required by the laws of Delaware, or any other jurisdiction in which the Partnership does, or proposes to do, business, or which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act. This Section 14.2 shall not prejudice or affect the rights of the Limited Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(b) and 11.1(c).

      SECTION 14.3 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contain the entire understanding among the parties and supersede any prior understandings or agreements among them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

      SECTION 14.4 SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

      SECTION 14.5 NOTICES. Notices to Partners or to the Partnership shall be deemed to have been given when personally delivered, mailed by prepaid registered or certified mail, or sent for next day delivery via a nationally recognized overnight courier or delivery service, addressed as set forth in Exhibit A attached hereto, unless a notice of change of address has previously been given in writing by the addressee to the addressor, in which case such notice shall be addressed to the address set forth in such notice of change of address.

      SECTION 14.6 TITLES AND CAPTIONS. All titles and captions are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

      SECTION 14.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each one of which shall constitute an original executed copy of this Agreement.

      SECTION 14.8 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

      SECTION 14.9 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

      SECTION 14.10 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any covenant, duty, agreement or condition.

      SECTION 14.11 CREDITORS. Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

      SECTION 14.12 UNIT CERTIFICATES. If the General Partner so elects, Units shall be evidenced by numbered certificates in such form as shall be approved by the General Partner, signed by the General Partner. Any such Unit certificates shall be kept in a book and shall be issued in consecutive order therefrom. The name of the person owning the Units, the number of Units, and the date of issue shall be entered on the stub of each certificate. Unit certificates exchanged or returned shall be canceled by the General Partner and returned to their original place in the Unit book.

                         (SIGNATURES ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

      GENERAL PARTNER

                                        EDUCATION REALTY OP GP, INC.,

                                        a Delaware corporation

                                        By: ____________________________________

                                            Paul O. Bower, President

      LIMITED PARTNERS

                                        EDUCATION REALTY LIMITED PARTNER, LLC.,

                                        a Delaware limited liability company

                                        By: ____________________________________

                                        Its: ___________________________________

                                        EDUCATION REALTY OP LIMITED PARTNER
                                        TRUST, a Maryland business trust

                                        By: ____________________________________

                                        Its: ___________________________________

The undersigned has executed this Agreement not as a Partner of the Partnership but to agree to the provisions of this Agreement imposing obligations on and granting rights to the Company.

                                        EDUCATION REALTY TRUST, INC.

                                        By: ____________________________________

                                        Its: ___________________________________

                                    EXHIBIT A

                        LIST OF PARTNERS AND CONTRIBUTED

      ASSETS AS OF _________, 2004

                                 INITIAL        AGREED VALUE OF      COMMON       COMMON
                               CONTRIBUTED        CONTRIBUTED     PARTNERSHIP   PERCENTAGE
                                  ASSET              ASSET           UNITS       INTEREST
        PARTNERS:

     GENERAL PARTNER:

                               Cash in the            $___           _____            ____%
 Education Realty OP GP,      amount of $__
           Inc.

    LIMITED PARTNERS:

 Education Realty Limited      Cash in the
      Partner Trust          Amount of $___           $___           _____            ____%

                               Membership
                             Interests in C
                            Station, L.L.C.**

                             Shares of Allen
                                & O'Hara
                                Education
                            Services, Inc.**

   Allen & O'Hara, Inc.                               $___           _____            ____%

                               Interest in
                            Gables property*

                               Membership
                               Interest in
                                Education
                               Properties
                               Trust, LLC*

      Paul O. Bower            Membership
                              Interest in C           $___           _____            ____%
                             Station, L.L.C.

                               Membership
                             Interests in C
     Thomas J. Hickey       Station, L.L.C.*          $___           _____            ____%

                             Shares of Allen
                                & O'Hara
                                Education

                             Services, Inc.*

                               Interest in
                            Gables property*

                               Membership
                               Interest in
                                Education
                               Properties
                               Trust, LLC*

                               Membership
                             Interests in C
                            Station, L.L.C.**

                             Shares of Allen
                                & O'Hara
                                Education
                             Services, Inc.*

    Craig L. Cardwell                                 $___           _____            ____%

                               Interest in
                            Gables property*

                               Membership
                               Interest in
                                Education
                               Properties
                               Trust, LLC*

                               Membership
                             Interests in C
                            Station, L.L.C.*

                             Shares of Allen
                                & O'Hara
                                Education
     Randall H. Brown        Services, Inc.*          $___           _____            ____%

                               Interest in
                            Gables property*

                               Membership
                               Interest in
                                Education
                               Properties

                               Trust, LLC*

                               Membership
                             Interests in C
                            Station, L.L.C.*

                             Shares of Allen
                                & O'Hara
                                Education
                             Services, Inc.*

    Wallace L. Wilcox                                 $___           _____            ____%

                               Interest in
                            Gables property*

                               Membership
                               Interest in
                                Education
                               Properties
                               Trust, LLC*

                               Membership
                             Interests in C
                            Station, L.L.C.*

                             Shares of Allen
                                & O'Hara
    William W. Harris          Education              $___           _____            ____%
                             Services, Inc.*

                               Interest in
                            Gables property*

                               Membership

                               Interest in
                                Education
                               Properties
                               Trust, LLC*

                                 [Insert
        JPI Entity             Properties]            $___           _____            ____%

* Such Limited Partner held an indirect interest in such contributed property and received Common Partnership Units by virtue of one or a series of distributions by the direct owners (and any other indirect owners) of such contributed property.

** Such Limited Partner held a direct interest in a portion of such contributed property as well as an indirect interest in a portion of such contributed property. Such Limited Partner received the Common Partnership Units attributable to its indirect interest in such contributed property by virtue of one or a series of distributions by the direct owners (and any other indirect owners) of such contributed property.

                                    EXHIBIT B

                           FEDERAL INCOME TAX MATTERS

For purposes of interpreting and implementing Article V of the Partnership Agreement, the following rules shall apply and shall be treated as part of the terms of the Partnership Agreement:

A. SPECIAL ALLOCATION PROVISIONS.

      1. For purposes of determining the amount of gain or loss to be allocated pursuant to Article V of the Partnership Agreement, any basis adjustments permitted pursuant to Section 743 of the Code shall be disregarded.

      2. When Partnership Interests are transferred during any taxable year, the General Partner intends to allocate Partnership income, loss, deductions and credits using the closing of the books method.

      3. Notwithstanding any other provision of the Partnership Agreement, to the extent required by law, income, gain, loss and deduction attributable to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take into account any variation between the basis of the property and the fair market value of the property at the time of contribution in accordance with the requirements of Section 704(c) of the Code and the applicable regulations thereunder as more fully described in Part B hereof. Treasury Regulations under Section 704(c) of the Code allow partnerships to use any reasonable method for accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. The Operating Partnership shall account for Book-Tax Differences using a method determined by the General Partner in its sole and absolute discretion. An allocation of remaining built-in gain under Section 704(c) will be made when Section 704(c) property is sold.

      4. Notwithstanding any other provision of the Partnership Agreement, in the event the Partnership is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Partner (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Partner.

      5. Notwithstanding any provision of the Partnership Agreement to the contrary, to the extent any payments in the nature of fees made to a Partner or reimbursements of expenses to any Partner are finally determined by the IRS to be distributions to a Partner for federal income tax purposes, there will be a gross income allocation to such Partner in the amount of such distribution.

      6. (a) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the exceptions set forth in Section 1.704-2(f)(2)-(5) of the Treasury Regulations, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Treasury Regulations. This paragraph 6(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Treasury Regulations and for purposes of this paragraph 6(a) only, each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year and without regard to any net decrease in Partner Minimum Gain during such fiscal year.

            (b) Notwithstanding any provision of the Partnership Agreement to the contrary, except paragraph 6(a) of this Exhibit and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Treasury Regulations, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This paragraph 6(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. Solely for purposes of this paragraph 6(b), each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year, other than allocations pursuant to paragraph 6(a) hereof.

      7. Notwithstanding any provision of the Partnership Agreement to the contrary, in the event any Partners unexpectedly receive any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficits in their Adjusted Capital Account Balances created by such adjustments, allocations or distributions as quickly as possible.

      8. No loss shall be allocated to any Partner to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Partner continues to have a positive Adjusted Capital Account Balance; in such event, losses shall first be allocated to any Partners with positive Adjusted Capital Account Balances, and in proportion to such balances, to the extent necessary to reduce their positive Adjusted Capital Account Balances to zero. Any excess shall be allocated to the General Partner.

      9. Any special allocations of items pursuant to this Part A shall be taken into account in computing subsequent allocations so that the net amount of any items so allocated and the profits, losses and all other items allocated to each such Partner pursuant to Article V of the Partnership Agreement shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of Article V of the Partnership Agreement if such special allocations had not occurred.

      10. Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Partners in the manner and in accordance with the percentages set forth in Section 5.1 of the Partnership Agreement.

      11. Notwithstanding any provision of the Partnership Agreement to the contrary, any Partner Nonrecourse Deduction for any fiscal year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i) of the Treasury Regulations.

B. CAPITAL ACCOUNT ADJUSTMENTS AND 704(C) TAX ALLOCATIONS.

      1. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes; PROVIDED, HOWEVER, that:

            (a) Any income, gain or loss attributable to the taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to (i) the Agreed Value in the case of the Initial Contributed Assets or other contributed properties, or (ii) the Carrying Value with respect to property subsequently purchased.

            (b) The computation of all items of income, gain, loss and deduction shall be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

      2. A transferee of a Partnership Interest will succeed to the Capital Account relating to the Partnership Interest transferred.

      3. Upon an issuance of additional Partnership Interests, the Capital Accounts of all Partners (and the Agreed Values of all Partnership properties) shall, immediately prior to such issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof, immediately prior to such issuance, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Partnership properties shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

      4. Immediately prior to the distribution of any Partnership property in liquidation of the Partnership, the Capital Accounts of all Partners shall be adjusted (consistent with the provisions hereof and Section 704 of the Code) upward or downward to reflect any unrealized gain or unrealized loss attributable to the Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to property, the fair market value of Partnership property shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

      5. In accordance with Section 704(c) of the Code and the regulations thereunder, income, gain, loss and deduction with respect to any property shall, solely for tax purposes, and not for Capital Account purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes.

      6. In the event the Agreed Value of any Partnership asset is adjusted as described in paragraph 3 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value in the same manner as under Section 704(c) of the Code and the regulations thereunder.

      7. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement.

C. DEFINITIONS.

      1. For the purposes of this Exhibit, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

      "ADJUSTED CAPITAL ACCOUNT BALANCE": means the balance in the Capital Account of a Partner as of the end of the relevant fiscal year of the Partnership, after giving effect to the following: (i) credit to such Capital Account any amounts the Partner is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, and (ii) debit to such capital account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

      "AGREED VALUE": means the net fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership (or other property subsequently adjusted to reflect contributions), using such reasonable method of valuation as they may adopt and as adjusted from time to time pursuant to Paragraph B.3 of this Exhibit.

      "BOOK-TAX DIFFERENCE" means, with respect to any item of Contributed Property, as of the date of any determination, the difference between the Carrying Value of such Contributed

Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Book-Tax Difference in all of its Contributed Property will be reflected by the difference between such Partner's Capital Account balance and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

      "CARRYING VALUE": means the adjusted basis of such property for federal income tax purposes as of the time of determination.

      "NONRECOURSE DEDUCTIONS": shall have the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations. The amount of Nonrecourse Deductions for a Partnership fiscal year equals the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability, that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Treasury Regulations.

      "NONRECOURSE LIABILITY": shall have the meaning set forth in Section 1.704-2(b)(3) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEBT MINIMUM GAIN": means an amount, with respect to each Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEBT": shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEDUCTIONS": shall have the meaning set forth in
Section 1.704-2(i)(2) of the Treasury Regulations. For any Partnership taxable year, the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt equal the net increase during the year, if any, in the amount of Partner Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Partner Nonrecourse Debt Minimum Gain.

      "PARTNERSHIP AGREEMENT": shall mean this Amended and Restated Limited Partnership Agreement of Education Realty Operating Partnership, LP.

      "PARTNERSHIP MINIMUM GAIN": shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

      For purposes of this Exhibit, all other capitalized terms will have the same definition as in the Partnership Agreement.

                                    EXHIBIT C

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT

      The undersigned hereby irrevocably (i) presents for redemption Partnership Units (as defined in the Partnership Agreement defined below) in Education Realty Operating Partnership, LP, in accordance with the terms of the Agreement of Limited Partnership of Education Realty Operating Partnership, LP (the "Partnership Agreement"), and the Redemption Right (as defined in the Partnership Agreement) referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares (both as defined in the Partnership Agreement) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the addresses specified below.

Dated:                                      ____________________________________

Name of Limited Partner:

__________________________________________
(Signature of Limited Partner)

__________________________________________
(Street Address)

__________________________________________
__________________________________________
(City State Zip Code)

IF REIT Shares are to be issued, issue to:

__________________________________________
(Name)

__________________________________________
(Social Security or Identifying Number)

                                    EXHIBIT N

                          SELLER KNOWLEDGE INDIVIDUALS

JPI - KNOWLEDGE INDIVIDUALS

Darin Cook                            Senior Vice President / Portfolio Manager

Kay Corse                             Regional Manager

Tresa Harting                         Vice President/Divisional Manager

Stacey Lecocke                        Regional Manager

Ben Montgomery                        Regional Asset Manager

Jennifer Roden                        Regional Manager

Colin Strong                          Senior Regional Asset Manager

BUYER'S KNOWLEDGE INDIVIDUALS

Paul O. Bower

Craig L. Cardwell

Randall Brown

                                    EXHIBIT O

                   AGREEMENT REGARDING CONTRIBUTED PROPERTIES

      This Agreement Regarding Contributed Properties (the "Agreement") is made as of this _____ day of _______________, _______ by and among Education Realty Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), Education Realty Trust Inc., a Maryland real estate investment trust and general partner of the Partnership (the "General Partner"), __________________________ ("_____________"), and each person listed on the signature pages (and their successors and assigns) as a protected person (individually a "Protected Person" and collectively, the "Protected Persons").

      Whereas, JPI-CG (the "Contributor"), the Partnership and the General Partner hereto entered into that certain Contract of Sale\Contribution Agreement dated ________________, 2004 (the "Contribution Agreement") whereby Contributor contributed an approximately 99% limited partnership interest in ______________________ (sometimes referred to as "XX") which owns an apartment YY described on Schedule A attached hereto (the "YY"), a 99% membership interest in ____________________________________ ("_______________"),which owns the 1%
general partnership interest in XX and all of the stock of __________________________, a _____________ corporation ("Inc"), which owns 1%
of the membership interest of _______________ (all as more particularly described in the Contribution Agreement). (The 99% limited partnership interest in XX, the 99% membership interest in _______________ and 100% of the stock of Inc are contributed by Contributor to the Partnership pursuant to the terms of the Contribution Agreement are hereinafter referred to as "the Contributed Property").

      WHEREAS, all capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Contribution Agreement.

      WHEREAS, the Protected Persons are indirect partners in XX.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

      Section 1. Restrictions on Sale.

      (a) Subject to the exceptions set forth in paragraph (b) of this Section 1, the General Partner and the Partnership jointly and severally covenant, agree and guarantee that for a period of five (5) years from the date of the closing of the transaction contemplated by the Contribution Agreement, the Partnership will not transfer or dispose of or permit or suffer the transfer or disposition of any of its interest in the Contributed Property, and XX will not transfer or dispose of or permit or suffer the transfer or disposition of any of the YY, directly or indirectly, voluntarily or involuntarily, by operation of law, by foreclosure or otherwise (a "Disposition") unless the Partnership pays the Protected Persons the Tax Damages Amount, if any, resulting from such Disposition. For purposes of this Section 1, subject to the exceptions set forth in paragraph (b) of this Section 1, a Disposition of an interest in the Contributed Property and a Disposition of the YY shall include any event or occurrence in which income or gain is recognized pursuant to, or as a result of,
Section 704(c) directly or indirectly by a Protected Person in excess of the income or gain allocable directly or indirectly to the Protected Person for book purposes under 704(b) of the Code in accordance with the applicable statutes, regulations, and rules in effect on the date of this Agreement, including, but not limited to any voluntary or involuntary sale (including a foreclosure or transfer in lieu of foreclosure), assignment, transfer, exchange, contribution, merger, consolidation, distribution or other disposition or conveyance of all or any portion of, or of all or any portion of any direct or indirect interest in, the Contributed Property or the YY. Subject to the exceptions set forth in paragraph (b) of this Section 1, it shall also include income or gain allocable directly or indirectly to the Protected Person due to changes by the Partnership or the Contributed Property in the Protected Person's direct or indirect share of Non-Recourse Indebtedness (as defined in Treasury Regulation Section 1.704-2(b)(3) and also as defined as qualified nonrecourse financing under Treasury Regulation Section 1.465-27)) under Section 731 of the Code whether direct or indirect, voluntary or involuntary, by operation of law, by foreclosure or otherwise.

      (b) The restrictions on a Disposition under paragraph (a) of this Section 1, including the requirement not to change the Protected Person's direct or indirect share of Non-Recourse Indebtedness under Section 731 of the Code, shall not apply to events outside of the General Partner's and the Partnership's and their applicable Affiliates' control ("Non-Control Events"), such as a Disposition pursuant to a condemnation, eminent domain proceeding or other involuntary conversion. However, without limitation, Non-Control Events shall not include:

            (i) financial inability to pay or perform any obligation;

            (ii) a bankruptcy, insolvency, receivership or similar proceeding, or any Disposition resulting therefrom or any assignment for the benefit of creditors; or

            (iii) a foreclosure.

      (c) The XX shall be entitled to exchange the YY in an exchange qualifying under Section 1031 provided that no gain is recognized for federal or state income tax purposes in or as a result of the exchange. Nothing in this Section 1 shall prevent the Partnership from (i) pledging or encumbering any of the Contributed Property or the YY or (ii) assigning, transferring or otherwise disposing of the Contributed Property or the YY, as applicable to a subsidiary 100% of the beneficial ownership interests of which are owned by the Partnership as long as such pledge or encumbrance or transfer does not result in the allocation of taxable gain or income to any Protected Person under Code Section 704(c) or as a result of a reduction by the Partnership in the Protected Person's direct or indirect Share of Non-Recourse Indebtedness.

      Section 2. Tax Allocations. The Partnership and the Property Partnership shall use the traditional method with curative allocations on a sale (and not a curative allocation other than on a sale or a remedial method as contemplated by Treasury Regulation Section 1.704-3(b)) applied on a property by property basis to allocate book-tax differences with respect to the Designated Properties. In making allocations of income, gain, loss, deduction, and credit, the General Partner of the Partnership shall use the proration method in accordance with
Section 706(d) of the Code.

      Section 3. Allocation of the Loans. Subject to future changes in applicable law or an adverse determination by applicable tax authorities, so long as a Protected Person hold Units constituting at least twenty five percent (25%) of the Units received by such Protected Person on account of the Contribution, the Partnership shall maintain Non-Recourse Indebtedness, without any prepayment or other reduction, in an amount so that such Protected Person's allocable share from the Partnership of all Non-Recourse Indebtedness is no less than the Protected Person's aggregate deficit capital account in the Partnership as of the date of the Contribution.

      Section 4. Tax Return Preparation. Contributor shall provide the Partnership with such information relating to XX and the YY, Protected Persons and such other assistance as the Partnership may reasonably request, in order to assist the Partnership in preparing its tax returns or the tax returns and satisfying its obligations under this Agreement.

      Section 5. Tax Damages Amount.

      (a) If there is a Disposition described in Section 1 of this Agreement which requires payment of the Tax Damages Amount (a "Tax Event Disposition"), the Partnership shall pay to MetLife an amount (the "Tax Damages Amount") which shall be equal to the sum of X plus Y below.

            (i) X shall be equal to the amount by which the Tax Amount (as determined below). The Tax Amount determined as follows:

                  a. The "Tax Amount" shall equal, as to each Protected Person, the amount determined by multiplying the difference between (i) the "Gain Amount" with respect to such property allocated to such Protected Person and
                        (ii) the cumulative losses, if any, previously allocated to such Protected Person by the Partnership with respect to the Units received in the Contribution but only to the extent of such losses that would be deductible dollar for dollar against the Gain Amount if such losses were recognized in the same tax year as the Gain Amount and such losses are not otherwise limited under Section 465, 469 or 704(d) of the Code, by the maximum combined federal, state and local income tax rate applicable to such income or gain (taking into account the amount and character of the income and gain) for the taxable year of the Protected Person in which the disposition occurs, irrespective of the actual tax liability which may be incurred by the Protected Person which recognizes such income or gain and without regard to any Federal or state income tax attributes applicable to the Protected Person, and reducing the resulting product by the amount any credits, if any, allocated to such Protected Person.

                  b. The "Gain Amount" shall equal the sum of the "Deferred Gain Amount" plus the "Section 752 Gain Amount".

                  c. The "Deferred Gain Amount" shall equal the taxable gain recognized by the Partnership upon a Tax Event Disposition to be allocated directly or indirectly to MetLife under Section 704(c) of the Code with respect to the Contributed Property or Designated Property reduced by any gain resulting from the Protected Person's prior direct or indirect voluntary or involuntary disposition of Units.

                  e. The "Section 752 Gain Amount" shall equal the amount of taxable gain, if any, recognized by MetLife under
                        Section 752 and Section 731 of the Code as a direct result of the reduction in the amount of the MetLife Loans resulting from the Tax Event Disposition reduced by any gain resulting from MetLife's prior direct or indirect voluntary or involuntary disposition of Units..

      (b) Y shall be the reasonable expenses associated with determining the Tax Amount, including, without limitation, attorney's and accountants fees.

      (c) The Partnership shall notify Contributor in writing of a Tax Event Disposition within thirty (30) days after such Tax Event Disposition (such tenth day of such notice period being herein referred to as the "Notice Date"). On or before 30 days following the end of the tax year in which the Tax Event Disposition occurs, the Protected Person shall provide the Partnership such information as is reasonably available to the Protected Person regarding such Protected Person's adjusted tax basis in its interest in the Partnership as of the last day of the Partnership's taxable year immediately preceding the Tax Event Disposition. Within ten (10) days of the receipt of any information provided by the Protected Person pursuant to the immediately preceding sentence, the Partnership may reasonably request additional information necessary in connection with the computation of the Tax Damages Amount (the "Protected Person's Computational Information"). The Tax Damages Amount shall be paid by the Partnership to each Protected Person within ten (10) days after receipt of the Protected Person's Computational Information required to compute the Tax Damages Amount. Any late payment of such Tax Damages Amount shall bear interest at a rate equal to the lesser of (i) 10% per annum, compounded daily, or (ii) the highest rate permitted by applicable law.

      (d) Collection of the Tax Damages Amount (and any accrued interest thereon) shall be the Protected Person's sole and exclusive remedy with respect to a Tax Event Disposition.

      Section 6. Representation and Warranty. The General Partner represents and warrants that it has all right, power and authority to enter into and execute this Agreement on behalf of the Partnership and on its own behalf and this Agreement is binding on and enforceable against the Partnership and the General Partner in accordance with its terms.

      Section 7. Successors. This Agreement shall be binding on the parties' respective successors and assigns. References herein to the "Company" or the "General Partners" shall include their respective successors.

      Section 8. Duration. Determination of liability with respect to the Tax Amount shall be fixed upon the expiration of the statute of limitations for all taxable years covered by the five-year lockup. The obligation to pay the Tax Damages Amount will continue until the expiration of the statute of limitations for collection of the Tax Damages Amount.

      Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 10. Forum for Disputes. Any dispute, controversy, or claim arising out of or in connection with, or relating to, this Agreement or any breach or alleged breach hereof shall, upon request of any party involved, be submitted to, and settled by, arbitration in the City of Dallas, Texas, pursuant to the commercial arbitration rules then in effect of the American Arbitration Association (or at any time or at any other place or under any other reform of arbitration mutually acceptable to the parties so involved) with the modifications to such rules that the arbitrators in any such proceeding shall all be attorneys who have practiced in the area of federal income tax for not less than 15 years and who are partners, shareholders or other comparable equity holders in law firms with not less than 100 attorneys. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction. The award to the prevailing party shall include such party's reasonable attorneys' fees, costs and necessary disbursements, including costs of expert witnesses, in the addition to any other relief to which such party may be entitled.

      Section 11. Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      Section 12. Amendment. This Agreement may be amended only with the written consent of the party against whom enforcement is sought.

      Section 13. Further Action. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the date hereof in order to effectuate and perfect the indemnification contemplated hereby.

      Section 14. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                              The Partnership:

                              EDUCATION REALTY OPERATING PARTNERSHIP,
                              LP, a Delaware limited partnership

                              By: Education Realty Trust, Inc., its general partner

                                          By:     _____________________________
                                          Name:   _____________________________
                                          Title:  _____________________________

                              THE GENERAL PARTNER:

                              EDUCATION REALTY TRUST, INC.

                              By:     _________________________________________
                              Name:   _________________________________________
                              Title:  _________________________________________

                              _________________________________________________,

                              By:     _________________________________________
                              Name:   _________________________________________
                              Title:  _________________________________________

                              Protected Person

                              _________________________________________________

                              _________________________________________________

                              _________________________________________________

                              _________________________________________________

                                    EXHIBIT P

                           LIQUIDITY OF LOAN DOCUMENTS

                            [COVER PAGE FOR 20 PAGES]

                            REVOLVING LOAN AGREEMENT

      THIS REVOLVING LOAN AGREEMENT (this "Agreement"), is made this ____ day of __________, 200___, by and between Education Realty Operating Partnership, LP, a Delaware limited partnership (together with its successors and assigns, "Lender"), and JPI Multifamily Investments L.P., a Delaware limited partnership (together with its successors and assigns, "Borrower").

                        F A C T U A L B A C K G R O U N D

      In connection with the initial public offering of shares of Lender's parent, Education Realty Trust, Inc. a Maryland corporation ("ERT") consummated contemporaneously with the execution of this Agreement, Lender has agreed to advance to Borrower certain sums, not to exceed $5,996,250 in the aggregate and subject to other limitations as provided herein, secured by Borrower's limited partnership interest in Lender.

                                A G R E E M E N T

      In consideration of the foregoing Recitals and the respective covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

            1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

      "Advance" has the meaning set forth in Section 2.2.

      "Applicable Interest Rate" means a rate per annum equal to the greater of
(i) the applicable federal rate (as that term is defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended) for short-term obligations as published by the Internal Revenue Service for the month in which this Agreement is executed and delivered or (ii) the annualized dividend rate payable by Education Realty Trust, Inc., a Maryland corporation, as determined by reference to the initial payment of dividends by such company. Such rate, once determined, shall apply to each Advance made pursuant to this Agreement.

      "Code" means the Uniform Commercial Code, as amended and as now in effect in the State of Texas.

      "Collateral" means each of the following:

                  (a) the Units, and

                  (b) the proceeds (other than those delivered to Borrower) and products, whether tangible or intangible, of any of the foregoing, including money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of the Units, or any portion thereof or interest therein, and the proceeds thereof.

      "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts or other organizations irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

      "Obligations" means the Revolving Note, the Collateral Assignment of Partnership Interest and Security Agreement and this Revolving Loan Agreement and all interest, principal, charges, expenses, fees or other sums chargeable to Borrower under any of such agreements.

      "Pledge Agreement" means that certain Collateral Assignment of Partnership Interest and Security Agreement of even date made by Borrower in favor of Lender substantially in the form of Exhibit "A" pursuant to which Borrower has pledged its Units as such may be amended or modified from time to time.

      "Related Documents" means the Revolving Note, the Pledge Agreement, the Supplemental Documents, and the UCC financing statements and all other documents necessary to perfect the security interests in the Collateral granted to Lender, as such documents may be amended or modified from time to time.

      "Supplemental Documents" means all other agreements, instruments and documents and other written matter necessary or reasonably requested (now or hereafter) by Lender to perfect and keep perfected Lender's security interest in the Collateral.

      "Units" means all limited partnership units in Lender held by Borrower.

                                   ARTICLE II

                                 REVOLVING LOAN

      2.1 COMMITMENT. Upon the terms and subject to the conditions set forth in this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Lender hereby agrees to lend to Borrower and Borrower may borrow and re-borrow from time to time during the period (the "Revolving Commitment Period") commencing on the Closing Date and ending on the later of 30 days following the registration of the shares receivable upon conversion of the Units or fourteen months after the date of this document (the "Revolving Loan Maturity Date"), such amounts (the amounts borrowed under the Revolving Loan being referred to, singly or collectively, as an "Advance" or as "Advances") as Borrower may request up to the aggregate amount of $5,996,250 (the "Revolving Loan"). Notwithstanding the foregoing, Lender shall only be required to make an Advance if and to the extent that, after giving effect to such Advance, the aggregate principal amount of all Advances outstanding after giving effect to such Advance does not exceed the lesser of (i) $5,996,250 or (ii) Seventy Five Percent (75%) of the value of Units on the date of such Advance with the value of such Units being equal to the value of Shares of ERT into which such Units would be converted if the Units were then convertible into Shares of ERT (the "Revolving Commitment Limit.)

      2.2 ADVANCES. Each Advance shall be in an amount not less than $10,000. Advances will be made only on Business Days. Borrower may request an Advance under this Section 2.2 by written notice received by Lender at least five Business Days before the date of the proposed Advance. Each Notice to Lender shall further specify the date and the aggregate principal amount of the proposed Advance and the bank and the account number to which the funds should be transferred and shall be executed by Borrower.

      2.3 REVOLVING COMMITMENT PERIOD. Lender agrees to make Advances to Borrower, on the terms and subject to the limitations set forth herein, during the Revolving Commitment Period. Lender's commitment to make the Revolving Loan shall terminate on the Revolving Loan Maturity Date or the earlier occurrence of any Event of Default.

      2.4 REVOLVING NOTE. The Advances and Borrower's obligation to pay interest thereon shall be evidenced by a promissory note (the "Revolving Note") in the form of Exhibit "A" hereto. Upon making each Advance, and upon receipt of each payment of principal of an Advance, Lender shall, and is hereby authorized to, make a notation on a schedule attached to the Revolving Note of the amount and date of the Advance or payment, and the aggregate unpaid principal balance shown on the schedule shall be presumed to be correct in the absence of manifest error. Lender's failure to make the correct notation with respect to an Advance or with respect to any payment of principal shall not limit or otherwise affect Borrower's obligations hereunder and under the Revolving Note to repay the Advance actually outstanding.

      2.5 ALL ADVANCES TO CONSTITUTE ONE LOAN. All Advances shall constitute one loan and all Obligations shall constitute one general obligation secured by Lender's security interest in all of the Collateral. All of the rights of Lender in this Agreement or the Revolving Note shall apply to any modification of or supplement to this Agreement.

                                   ARTICLE III

                                   COLLATERAL

      3.1 SECURITY INTEREST. To secure payment and performance of the Obligations, Borrower hereby grants to Lender a continuing first priority security interest in all Collateral pursuant to the Collateral Assignment of Partnership Interest and Security Agreement of even date. From time to time, and subject to Lender's prior approval, Borrower may substitute as collateral for the Units property of equal or greater value acceptable to Lender. In addition, Borrower may, at Borrower's election at any time and from time to time agree to guarantee payment of up to twenty five percent (25%) of the aggregate amount of Advances then outstanding under this Agreement. Until all of the Obligations have been fully satisfied, the security interest in and against the Collateral shall continue in full force and effect. Lender's security interest in the Collateral shall attach to the Collateral without further action by Lender or Borrower.

      3.2 SUPPLEMENTAL DOCUMENTS; POWER OF ATTORNEY. At Lender's request, Borrower shall execute or deliver to Lender, at any time or times hereafter, such Supplemental Documents, or any substitute note, as Lender may reasonably request, in form and substance reasonably acceptable to Lender and Borrower. Borrower hereby irrevocably makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney (and agent-in-fact) with power to, after the occurrence of a default,
(a) sign the name of Borrower on any of the Supplemental Documents to which it is a party and to deliver those Supplemental Documents to such Persons as Lender, in its sole discretion, may elect, (b) at any time that an Event of Default has occurred and is continuing, endorse Borrower's name on any checks, notes or other forms of payment or security, (c) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Collateral directly with claimants, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary and
(d) do all things necessary or appropriate to carry out the terms of this Agreement, all without notice to Borrower. Borrower ratifies and approves all acts of any such attorney and agrees that neither Lender nor any such attorney will be liable to Borrower for any acts, omissions, error of judgment or mistake of fact or law, unless any of the foregoing are occasioned by the gross negligence or willful misconduct of Lender or of any such attorney. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

      4.1 EVENTS OF DEFAULT. The occurrence of any one of the following shall constitute an "Event of Default" hereunder:

            (a) the failure of Borrower to pay any part of the principal of, or interest on the Revolving Note when due within ten (10) days from the date delivery is made to Borrower of written notice of non-payment, whether at quarterly payment, stated maturity, by acceleration, or otherwise;

            (b) the continuance of a breach or default by Borrower in the performance or observance of any other covenant, agreement or condition contained in this Agreement or any Related Document fifteen (15) days the date of delivery is made to the Borrower of written notice of such default or breach;

            (c) Borrower (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of all or part of the Collateral, (ii) is generally unable to pay its debts as they become due, (iii) makes a general assignment for the benefit of its creditors,
(iv) commences a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (v) files a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fails to controvert in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vii) admits in writing its inability to pay its debts generally as they become due, (viii) takes any action under the laws of its jurisdiction of organization analogous to any of the foregoing or (ix) takes any requisite action for the purpose of effecting any of the foregoing;

            (d) a proceeding or case is commenced, without the application or consent of Borrower in any court of competent jurisdiction, seeking (i) the reorganization or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any part of the Collateral or (iii) similar relief in respect of it, under any law providing for the relief of debtors, and the proceeding or case continues undismissed, or unstayed and in effect, for a period of 90 days against Borrower; or

            (e) the Collateral or any portion thereof, is attached, seized, subject to a writ of distress warrant, or levied upon, or comes into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors without being vacated, stayed, dismissed or set aside within 90 days after the occurrence thereof.

      4.2 REMEDIES UPON AN EVENT OF DEFAULT.

            (a) Upon the occurrence of any Event of Default, the Obligations shall automatically become immediately due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and Lender shall have, in addition to all other rights provided herein including all rights and remedies of a secured party under the Code, the right to do any one or more of the following, all of which are authorized by Borrower:

               (i) Exercise or pursue any right or remedy provided for in this Agreement or any Related Document;

               (ii) Cease advancing money or extending credit to or for Borrower's benefit under this Agreement, under the Revolving Note, or under any other agreement between Borrower and Lender;

               (iii) Terminate this Agreement as to any future liability or obligation of Lender, but without affecting Lender's rights and security interests in the Collateral and without affecting the Obligations;

               (iv) Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral;

               (v) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in a manner and at locations (including Borrower's premises) Lender determines are commercially reasonable. It is not necessary that the Borrower or the Collateral be present at any sale;

               (vi) Lender shall give notice of the disposition of the Collateral as follows:

                  (1) Lender shall give Borrower and each holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or any disposition other than a public sale, then the time on or after which the private sale or other disposition is to be made;

                  (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower, at least 10 days before the date fixed for the sale, or at least 10 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender; and

                  (3) If the sale is to be a public sale, Lender also shall give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (xi) Lender may credit bid and purchase at any public sale; and

               (xii) Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Borrower.

            (b) Lender's rights and remedies under this Agreement, the Revolving Note and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver unless so specified in writing by Lender in its sole and absolute discretion. No delay by Lender shall constitute a waiver, election or acquiescence by it.

                                    ARTICLE V

                                      TERM

      This Agreement shall continue in full force and effect until all of the Borrower's Obligations have been fully satisfied.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Revolving Note shall in any event be effective unless it shall be in writing and signed by Lender (or, in the case of amendments, signed by both Lender and Borrower) and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      6.2 NOTICES. Except as otherwise provided for herein, all notices and other communications provided for hereunder shall be in writing and mailed or delivered, if to Borrower, at:

      if to Borrower              JPI Multifamily Investments L.P.
                                  600 East Las Colinas Blvd., Suite 1800
                                  Irving, Texas  75039
                                  Attn:  ________________________
                                  _______________________________
                                  Fax No.: (972) 556-6934

      with a copy to:             Munsch Hardt Kopf & Harr, P.C.
                                  4000 Fountain Place
                                  1445 Ross Avenue
                                  Dallas, Texas  75202-2790
                                  Attn:  Gregg Cleveland
                                  Fax No: (214) 978-4364
      and if to Lender, at        Education Realty Operating Partnership, LP
                                  530 Oak Court Drive, Suite 300
                                  Memphis, Tennessee 38117
                                  Attn:  Paul O. Bower
                                  Fax No.: (901) 259-2594

      with a copy to:                  Morris, Manning & Martin, L.L.P.

                                  1600 Atlanta Financial Center

                                  3343 Peachtree Road, N.E.

                                  Atlanta, Georgia  30326

                                  Fax No.: (404) 365-9532

or, as to each party, at such other address as designated by that party in a written notice to the other party. All notices and communications shall be deemed to have been validly served, given or delivered (i) three Business Days following deposit in the United States mail via certified or registered mail, return receipt requested, with proper postage prepaid; (ii) upon delivery if delivered by hand to the party to be notified; or (iii) the following day if sent by a nationally recognized overnight courier service.

      6.3 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in the Related Documents.

      6.4 COSTS. In addition to the unpaid principal and accrued interest due and payable hereunder and under the Revolving Note, Borrower shall pay Lender, all reasonable costs and expenses, if any, including reasonable attorneys fees in connection with the enforcement of the terms of this Agreement and the Revolving Note.

      6.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

      6.6 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, that provision shall be ineffective to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Agreement.

      6.8 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of Texas.

      6.9 VENUE. Borrower and Lender agree that any claim or suit between or among the parties involving this Agreement or the Related Documents or any transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in the County of Dallas, Texas.

      6.10 SECTION TITLES. The section titles contained in this Agreement are for convenience only and shall be without substantive meaning or content of any kind whatsoever.

      6.11 MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

      6.12 CAPTIONS; GENDER. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof. The use of the neuter form of a pronoun shall be deemed, where appropriate, to include the masculine and feminine forms of such pronoun.

      6.13 ENTIRE AGREEMENT. The parties agree that this Agreement, together with the exhibits and schedules attached hereto and all of the Related Documents delivered as of the date hereof to Lender coincident with this Agreement, represent the entire agreement and understanding of the parties with reference to the transactions contemplated herein.

            (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)

      IN WITNESS WHEREOF, this Loan Agreement has been duly executed as of the day and year first written above.

                                        LENDER:

                                        EDUCATION REALTY OPERATING PARTNERSHIP,
                                        LP, a Delaware limited partnership

                                        By:   EDUCATION REALTY OP GP, INC.
                                              its General Partner

                                        By:   __________________________________
                                        Name: __________________________________
                                        Title:__________________________________

                                        BORROWER:

                                        JPI MULTIFAMILY INVESTMENTS L.P., a
                                        Delaware limited partnership

                                        By:   New GP, LLC
                                              its General Partner

                                        By:   __________________________________
                                        Name: __________________________________
                                        Title:__________________________________

                       SECURED NON-RECOURSE REVOLVING NOTE

$5,996,250.00                                    ______________ County, ________
                                                            ________ ___, 200___

      FOR VALUE RECEIVED, the undersigned, JPI Multifamily Investments L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of Education Realty Operating Partnership, LP, a Delaware limited partnership with its principal place of business at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 ("Lender"), the principal sum of Five Million Nine Hundred Ninety Six Thousand Two Hundred Fifty Dollars ($5,996,250.00) or so much thereof as may be outstanding from time to time pursuant to the Revolving Loan Agreement, together with interest thereon at the rates and commencing at the times and pursuant to the terms hereinafter provided until this Revolving Note is paid in full.

      1. TERMS. Capitalized terms used herein without definition have the meanings ascribed to them in the Revolving Loan Agreement of even date herewith (as amended from time to time in accordance with the terms thereof, the "Revolving Loan Agreement"), by and between Borrower and Lender.

      2. PRINCIPAL AND INTEREST PAYMENTS. Advances made from time to time under this Revolving Note shall bear interest from the date of the Advance (computed on the basis of a 365-day year for the actual number of days occurring in the period for which such interest is payable) at a rate per annum equal to the Applicable Interest Rate on the principal amount from time to time remaining unpaid. Interest hereunder shall be payable quarterly with each such payment on the day that is five (5) business days following the payment of the regular quarterly dividend by Education Realty Trust, Inc., a Maryland corporation. Any outstanding principal and accrued but unpaid interest not theretofore paid shall be due and payable in full on the Revolving Loan Maturity Date.

      3. NON-RECOURSE NOTE. This Note is secured by a pledge by Borrower of its partnership interests in Lender pursuant to that certain Collateral Assignment of Partnership Interest and Pledge Agreement of even date (the "Collateral Assignment"). Unless Borrower shall exercise Borrower's option to guarantee a portion of the indebtedness represented by this Note in accordance with the Revolving Loan Agreement, in the event of non-payment by Borrower under this Note, the sole recourse of Lender with respect to the indebtedness represented by this Revolving Note shall be against the collateral pledged pursuant to the Collateral Assignment and distributions with respect to such collateral and Borrower shall have no liability from, under or with respect to this Note in excess of such amounts.

      4. PAYMENTS AND COMPUTATIONS. All payments on account of the indebtedness evidenced by this Revolving Note shall be made in lawful money of the United States and shall be first applied to interest due and the remainder to any principal outstanding. All computations of interest shall be made by Lender on the basis of a 365-day year for the actual number of days occurring in the period for which interest is payable. Payments shall be made at the principal place of business of Lender.

      5. APPLICABLE LAW. Borrower represents and agrees that this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of Texas, without regard to the conflicts of law principles.

      6. SEVERABILITY. If any portion of any provision or provisions, of this Revolving Note is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, then such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Revolving Note shall be construed as if the illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained.

      7. SEVERABILITY AND SAVINGS CLAUSE. Notwithstanding any other provision of this Revolving Note or any other agreement between Borrower and Lender, nothing herein shall require Borrower to pay, or the holder of this Revolving Note to accept, interest in an amount which subjects the holder to any penalty or forfeiture under applicable law, and in no event shall the total of all charges payable hereunder (whether of interest or of such other charges which may or might be characterized as interest) exceed the maximum rate permitted to be charged under applicable law. If Lender or any other holder of this Revolving Note receives any payment which is or would be in excess of that permitted to be charged under applicable law, the payment shall have been, and shall be deemed to have been, made in error and shall be held as additional cash collateral for the indebtedness evidenced by this Revolving Note.

      8. INCORPORATION BY REFERENCE. This Revolving Note is the Revolving Note referred to in the Revolving Loan Agreement and has been executed and delivered pursuant to, is entitled to the benefits of, and shall be governed by, the terms and conditions of the Revolving Loan Agreement, which are expressly incorporated herein by this reference.

      9. WAIVER. Borrower and its successors and assigns waive demand, presentment for payment, notice of dishonor, protest and notice of protest, notice of intent to accelerate and notice of acceleration, diligence in collecting or bringing suit against any party hereto and all other notices other than as expressly provided in the Revolving Loan Agreement, and agree to all extensions, renewals, indulgences, releases or changes which from time to time may be granted by the holder hereof and to all partial payments hereon, with or without notice before or after maturity.

      10. NOTICES. All notices and communications pursuant to or in respect of this Revolving Note shall be given in accordance with the Revolving Loan Agreement.

      11. TIME IS OF THE ESSENCE. Time is of the essence as to all dates set forth herein and in the Revolving Loan Agreement.

            (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK).

      Borrower has executed and delivered this Revolving Note as of the day and year first set forth above.

                                        BORROWER:

                                        JPI MULTIFAMILY INVESTMENTS, L.P., a
                                        Delaware limited partnership

                                        By:     New GP, LLC,
                                                its General Partner
                                        By:     ________________________________
                                        Name:   ________________________________
                                        Title:  ________________________________

                                        Fax No: _______________________________

                            COLLATERAL ASSIGNMENT OF

                    PARTNERSHIP INTEREST AND PLEDGE AGREEMENT

      THIS COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST AGREEMENT AND PLEDGE AGREEMENT ("Agreement") is executed this ____ day of ____________, 200___ by and between JPI Multifamily Investments L.P., a Delaware limited partnership (the "Pledgor") and Education Realty Operating Partnership, LP, a Delaware limited partnership (the "Pledgee").

                               FACTUAL BACKGROUND

      Pledgor owns ________________ (_____) units of limited partnership interest (the "Units") in Pledgee. To induce Pledgee to enter into that certain Revolving Loan Agreement of even date herewith (the "Revolving Loan Agreement") by and among Pledgee (as Lender) and Pledgor (as Borrower), Pledgor has agreed to secure all borrowings under the Revolving Loan Agreement and to grant Pledgee a security interest in and with respect to all of the Units. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Revolving Loan Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

      1. AGREEMENT TO PLEDGE.

      (a) Pledge. As collateral security for payment and performance in full of all the Obligations (as defined below), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Pledgee, and hereby grants to Pledgee, a continuing security interest in all of the Units, and all proceeds thereof in whatever form and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such Units and other membership and ownership interests (such membership and ownership interests, securities, proceeds thereof, cash, additional securities and other property are hereinafter collectively referred to as the "Pledged Securities").

      (b) Obligations Secured. This Pledge Agreement is made, and the security interests created hereby is granted to the Pledgee to secure prompt payment and performance when due of all liabilities of Pledgor under that certain Secured Non-Recourse Revolving Note of even date issued by Pledgor to Pledgee, that certain Revolving Loan Security Agreement of even date between Pledgor as Borrower and Pledgee as Lender and under this Agreement (all such liabilities and obligations of Pledgor being the "Obligations").

      (c) Proceeds of Pledged Securities. After a default, if the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any:

         (i) Certificate representing such Pledged Securities, including but not limited to any certificate representing a dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

         (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise;

         (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Securities; or

         (iv) Dividends or distributions of any sort, then:

the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Securities.

      (d) Sale Upon Default. Upon the occurrence of an Event of Default, the Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Securities or any part thereof, and may forthwith, or agree to, retain the Pledged Securities in satisfaction of the Obligations, or sell or otherwise dispose of and deliver the Pledged Securities or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Securities purchase the shares constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as he may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Securities free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

      (e) Application of Sale Proceeds. The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

         (i) First, to the reasonable costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Securities or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

         (ii) Second, to the repayment of the Obligations;

         (iii) Third, to the payment of any other amounts required by applicable law; and

         (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

      (f) Power of Attorney. The Pledgee shall have the right, for and in the name, place and stead of the Pledgor, and the Pledgor has granted Pledgee power of attorney, as set forth in the Revolving Loan Agreement, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

      (g) Private Sale. The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Securities to permit the issuer thereof to register such Pledged Securities for public sale under the Securities Act of 1933.

      2. NOTICES IN REGARD OF PLEDGED SECURITIES.

      The Pledgor will promptly deliver to the Pledgee all written notices, and will promptly give the Pledgee written notice of any other notices, received by him with respect to Pledged Securities, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by him or his nominee.

      3. FURTHER ASSURANCES.

THE PLEDGOR SHALL AT ANY TIME, AND FROM TIME TO TIME, UPON THE WRITTEN REQUEST OF THE PLEDGEE, EXECUTE AND DELIVER SUCH ADDITIONAL DOCUMENTS, CONVEYANCES, ASSIGNMENTS, AGREEMENTS AND INSTRUMENTS AND DO SUCH FURTHER ACTS AND THINGS AS THE PLEDGEE MAY REASONABLY REQUEST TO EFFECT THE PURPOSES OF THIS AGREEMENT.

      4. POWER OF ATTORNEY.

      Pursuant to the terms of the Revolving Loan Agreement, the Pledgor has appointed the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof after the occurrence of a default. Without limiting the generality of the foregoing, after a default the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

      4. NON-RECOURSE .

      Unless Pledgor shall exercise Pledgor's option to guarantee a portion of the indebtedness represented by this Note in accordance with the Revolving Loan Agreement, the sole recourse of Lender with respect to the Obligations shall be against the collateral pledged pursuant to this Agreement and Borrower shall have no liability in excess of such amounts.

      5. TERMINATION.

THIS AGREEMENT SHALL TERMINATE UPON TERMINATION OF ALL THE OBLIGATIONS, AT WHICH TIME THE PLEDGEE WILL, UPON PLEDGOR'S WRITTEN REQUEST EXECUTE AND DELIVER TO THE PLEDGOR SUCH DOCUMENTS AS THE PLEDGOR SHALL REASONABLY REQUEST TO EVIDENCE THE TERMINATION OF THE SECURITY INTERESTS OR RELEASE OF THE PLEDGED SECURITIES, AS THE CASE MAY BE.

      6. GENERAL.

      (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Securities upon surrendering it or them or tendering surrender of it or them to the Pledgor.

      (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (c) The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

      (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

      (e) Any notice required or permitted by this Agreement shall be effective if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered to the Pledgor or Pledgee at their addresses specified below, or at such other addresses as the Pledgor or the Pledgee may theretofore have designated in writing and given in like manner to the other.

      (f) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

      (g) This Agreement shall be construed in accordance with the substantive law of the State of Texas without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Signed, sealed, sworn to and delivered     PLEDGOR:
in the presence of:

                                           JPI MULTIFAMILY INVESTMENTS, L.P., a
_____________________________              Delaware limited partnership

Witness

                                           By:

_____________________________              New GP, LLC

Notary Public                              its General Partner

Notarized this ____ day of ______, 20___.  By:_____________________________

                                           Name:__________________________

My commission expires: _________________   Title:____________________________

        (NOTARIAL SEAL)                    Address:_____________________________

                                                   _____________________________

                                                   _____________________________

Signed, sealed, sworn to and delivered     PLEDGEE:
in the presence of:

                                           EDUCATION REALTY OPERATING
_____________________________________      PARTNERSHIP, LP

Witness

                                           By:  Education Realty OP GP, Inc.,

                                                its General Partner
______________________________________
Notary Public                              _______________________[SEAL]

                                           Name:__________________________

Notarized this ____ day of ______, 20__.   Title:_________________________

My commission expires:____________         Address: __________________________

                                                    __________________________

   (NOTARIAL SEAL)
                                                    __________________________

                                   SCHEDULE I

                            Number and Description of

Issuer                  Pledged Securities                  Name of Holder

                                   EXHIBIT Q

                             ASSIGNMENT OF INTERESTS

                         JEFFERSON AT _________________

                             ASSIGNMENT OF INTERESTS

This Assignment of Interests (the "Assignment") is executed as of ________________, 2004, by JPI-CG Mezz, LLC, a Delaware limited liability company ("JPI-CG"), JC _______, Inc., a Delaware corporation (the "Corporation"), JC - _____, LLC, a Delaware limited liability company (the "LLC"), and Jefferson Commons - ______, L.P., a Delaware limited partnership (the "Partnership"), and Education Realty Operating Partnership, L.P., a Delaware limited partnership (the "Buyer").

                                   BACKGROUND:

A. The LLC is the sole general partner of the Partnership and JPI-CG is the sole limited partner of the Partnership (the "Transferred LP Interest") and together they own 100% of the outstanding partnership interests in the Partnership.

B. The Corporation is a 1% member of the LLC and JPI-CG is a 99 % member of the LLC (the "Transferred LLC Interest")and together they own 100% of the outstanding membership interest in the LLC.

C. JPI-CG is the sole stockholder of the Corporation and owns 100% of the outstanding common stock of the Corporation (the "Transferred Stock Interest").

D. JPI-CG desires to assign to Buyer and Buyer desires to accept the assignment of the Transferred LP Interest, the Transferred LLC Interest, and the Transferred Stock Interest (such Transferred LP Interest, Transferred LLC Interest, and Transferred Stock Interest are collectively referred to as the "Transferred Interests") on the terms and conditions set forth herein.

E. The parties to this Assignment approve of the assignments of the Transferred Interests and various actions to be effected in connection therewith.

F. JPI-CG entered into a Contract of Sale, dated as of _____________, 2004 (as the same may have been amended, the "Sale Agreement"), with the Buyer, covering the sale of the Transferred Interests.

G. The Partnership is the owner in fee simple in certain real estate (the "Project") located in ___________________ County, ______________, commonly known as Jefferson at _____________ Apartments, and more particularly described on Exhibit __ attached to the Sale Agreement.

Therefore, in consideration of the premises, the payment of the Purchase Price under the Sale Agreement, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and confessed, the parties hereto agree as follows:

                                   AGREEMENTS:

1. Recitals. The background recitals are incorporated in and made a part of this Assignment by this reference.

2. Assignments. JPI-CG hereby assigns, transfers, and conveys, free and clear of all liens, encumbrances and rights of any third parties, to Buyer all right, title, and interest of JPI-CG in, to, and under the Transferred Interests and, following the substitution of Buyer as (a) a limited partner in the Partnership pursuant to Section 3 below, JPI-CG is no longer a limited partner in the Partnership, (b) a member in the LLC pursuant to Section 4 below, JPI-CG is no longer a member of the LLC, and
      (c) a stockholder pursuant to Section 5 below, JPI-CG is no longer a stockholder of the Corporation. Buyer hereby accepts such assignment, transfer, and conveyance of the Transferred Interests pursuant to the terms in Sections 3, 4 and 5 below.

3. Admission of Buyer as Partners. Buyer is hereby substituted as a limited partner in the Partnership with respect to the Transferred LP Interest. Buyer hereby (a) agrees to be subject to and bound by the terms of the Partnership Agreement of the Partnership in its capacity as a limited partner of the Partnership with respect to the Transferred LP Interest,
      (b) assumes and agrees to perform and discharge those duties under the Partnership Agreement relating to the Transferred LP Interest arising and required to be performed after the date of Buyer's admission to the Partnership in accordance with the terms of the Partnership Agreement, and
      (c) by executing and delivering this Assignment, is deemed to have executed and delivered the Partnership Agreement subject to the limitations specified in this Assignment.

4. Admission of Buyer as Member. Buyer is hereby substituted as a member in the LLC with respect to the Transferred LLC Interest. Buyer hereby (a) agrees to be subject to and bound by the terms of the Limited Liability Company Agreement adopted by the LLC in its capacity as a member of the LLC with respect to the Transferred LLC Interest, (b) assumes and agrees to perform and discharge those duties under the Limited Liability Company Agreement adopted by the LLC relating to the Transferred LLC Interest arising and required to be performed after the date of Buyer's admission to the LLC as a member in accordance with the terms of the Limited Liability Company Agreement adopted by the LLC, and (c) by executing and delivering this Assignment, is deemed to have adopted the Limited Liability Company Agreement adopted by the LLC subject to the limitations specified in this Assignment.

5. Admission of Buyer as Stockholder. Buyer is hereby substituted as a stockholder of the Corporation with respect to the Transferred Stock Interest. Buyer hereby (a) agrees to be subject to and bound by the terms of the Corporation's Charter and Bylaws in its capacity as a stockholder of the Corporation with respect to the Transferred Stock Interest, (b) assumes and agrees to perform and discharge those duties under the Corporation's Charter and Bylaws relating to the Transferred Stock Interest arising and required to be performed after the date of Buyer's admission as a stockholder of the Corporation in accordance with the terms of the Corporation's Charter and Bylaws, and (c) by executing and delivering this Assignment, is deemed to have adopted the Corporation's Charter and Bylaws subject to the limitations specified in this Assignment.

6.    Consents and Waivers. Each party to this Assignment hereby:

      (a) consents (in all capacities, including its capacity as a partner in the Partnership, a member in the LLC and a stockholder in the Corporation) to (i) the transfers of the Transferred Interests as described herein, (ii) the substitution of Buyer as a limited partner in the Partnership with respect to Transferred LP Interest,
            (iii) the substitution of Buyer as a member in the LLC with respect to the Transferred LLC Interest, (iv) the substitution of Buyer as a stockholder of the Corporation with respect to the Transferred Stock Interest, and (v) all other action effected pursuant to this Assignment; and

      (b) waives (in all capacities, including its capacity as a partner in the Partnership, a member in the LLC and a stockholder in the Corporation) any and all rights such party may have as a result of such actions to (i) receive notice of transfer of the Transferred Interests or any other actions effected pursuant to this Assignment or (ii) purchase any or all of the Transferred Interests.

7. No Dissolution. To the extent the Partnership or the LLC would otherwise be dissolved as a result of any of the transactions effected pursuant to this Assignment, each party hereto agrees that (a) the Partnership and the LLC are not dissolved, and (b) to the extent the Partnership or the LLC is deemed dissolved, the Partnership and the LLC are hereby reconstituted and the business of the Partnership and the LLC will continue without being wound up.

8.    Amendments. If the actions effected pursuant to this Assignment:

      (a) violate the Partnership Agreement or require an amendment to the Partnership Agreement in order to be effected, each of the parties to this Assignment hereby approves such amendments to the Partnership Agreement that are reasonably necessary or desirable to avoid such violation and to give effect to such actions and agrees that the Partnership Agreement is hereby deemed to be so amended;

      (b) violate the LLC's Limited Liability Company Agreement or require an amendment to such agreement in order to be effected, each of the parties to this Assignment hereby approves such amendments to the LLC's Limited Liability Company Agreement that are reasonably necessary or desirable to avoid such violation and to give effect to such actions and agrees that the LLC's Limited Liability Company Agreement is hereby deemed to be so amended; or

      (c) violate the Corporation's Charter or Bylaws or require an amendment to the such documents in order to be effected, each of the parties to this Assignment hereby approves such amendments to the Corporation's Charter or Bylaws that are reasonably necessary or desirable to avoid such violation and to give effect to such actions and agrees that the Corporation's Charter or Bylaws are hereby deemed to be so amended.

9. Further Assurances. Each party to this Assignment will execute and deliver such documents and will take such actions as may be reasonably necessary or desirable to effect the transactions described in this Assignment as mutually approved by their respective counsels.

10. Mailing Address. Until changed in accordance with the Agreement, the address to which notices to the Buyer should be sent is:

         _____________________________

         _____________________________

         _____________________________

         Attention:___________________

11. Counterparts; Facsimile Signatures. This Assignment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same document. In making proof of this Assignment, it will not be necessary to account for more than one counterpart executed by the party against whom enforcement is sought. Facsimile signatures are binding on the party submitting the facsimile signatures.

12. Indemnities. All terms used with an initial capital letter in this Section 12 and not defined in this Section 12 have the same meanings as in the Sale Agreement.

      (a) Except for matters subject to the disclaimers in Section 9.12 of the Sale Agreement, and, subject to the cap in the Sale Agreement on aggregate liability for all damages under the Sale Agreement, inclusive of any claims hereunder, Transferors shall jointly and severally indemnify, defend, and hold harmless Transferees and their partners, shareholders, and members and the Partnership (the "Transferee Indemnitees") from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages, and losses, including without limitation reasonable legal fees, court costs, and expenses (collectively "Claims") asserted against, incurred, or suffered by any Transferee Indemnitee resulting from or arising out of the following matters of which Transferees shall provide written notice to Transferors within a period of nine (9) months after the Closing Date (time being of the essence),:

            (i) any personal injury or property damage (other than casualty loss covered in Section 8.2 or 8.3 of the Sale Agreement) which occurred in, on, or under the Project prior to the date of this Assignment from any cause whatsoever other than as a consequence of the negligent acts or omissions of any Transferee or Purchaser or their respective agents, employees, or contractors;

            (ii) any claim, demand, lawsuit, arbitration, or other legal proceeding initiated by or on behalf of one or more of the shareholders of, or partners or members in, Transferors relating to the execution of this Assignment and the transfer of the Transferred Interests to Transferees under this Assignment; and

            (iii) except to the extent already prorated between the parties under the Sale Agreement, any and all liabilities, obligations, debts, contracts, and other commitments of any kind or nature whatsoever, whether accrued, fixed, absolute, conditional, determined, or determinable of the Partnership, existing as of the Closing Date or arising out of or resulting from any transaction of the Partnership entered into prior to the Closing Date, except for liabilities and obligations arising on or after the Closing Date under or related to the Service Contracts, the Leases (identified on the most recent Rent Roll delivered by Transferors and any Leases entered into after the date of the Rent Roll in the ordinary course of business), or the Permitted Exceptions; provided, however, nothing herein affects Transferors' obligations or Transferees' rights under the Sale Agreement for a breach of Sellers' representations and warranties, but Transferees shall be precluded from recovering more than the actual amount of any Claims for the same errors, acts or omissions if recovery is sought under both the Sale Agreement and this indemnity.

      (b) Transferees shall jointly and severally indemnify, defend, and hold harmless Transferors and their partners, shareholders, and members (the "Transferor Indemnitees") from and against any and all Claims asserted against, incurred, or suffered by any Transferor Indemnitee resulting from or arising out of:

            (i) any personal injury or property damage which occurs in, on, or under the Project on or after the Closing Date from any cause whatsoever other than as a consequence of the negligent acts or omissions of Transferors, or their agents, employees, contractors, subcontractors, or JPI Apartment Construction, L.P. first occurring on or after the Closing Date.; and

            (ii) any and all liabilities, obligations, debts, contracts, and other commitments of any kind or nature whatsoever, whether accrued, fixed, absolute, conditional, determined, or determinable of the Partnership arising out of or resulting from any transaction of the Partnership entered into from or after the Closing Date and any Partnership liabilities and obligations arising from or after the Closing Date under or related to the Service Contracts, the Leases (identified on the most recent Rent Roll delivered by Transferors and any Leases entered into after the date of the Rent Roll in the ordinary course of business), or the Permitted Exceptions.

13. Disclaimer; Limitations. The provisions of this document are subject to the surviving terms and conditions of the Sale Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

Executed to be effective as of the date stated in the first section of this Assignment.

                                           JPI-CG

                                           JPI-CG Mezz, LLC, a Delaware limited
                                           liability company

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           THE CORPORATION

                                           JC-_________, Inc., a Delaware
                                           corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           LLC

                                           JC - ________, LLC, a Delaware
                                           limited liability company

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           THE PARTNERSHIP

                                           Jefferson Commons - __________, L.P.,
                                           a Delaware limited partnership

                                           By:  JC-________ LLC, a Delaware
                                                limited liability company,
                                                general partner

                                                By:    _________________________
                                                Name:  _________________________
                                                Title: _________________________

                                         BUYER

                                         Education Realty Operating Partnership,
                                         LP, a Delaware limited partnership

                                         By:____________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT R

                       ASSIGNMENT OF PARTNERSHIP INTERESTS

                 JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP

                       ASSIGNMENT OF PARTNERSHIP INTERESTS

This Assignment of Interests (the "Assignment") is executed as of ____ ___, 2004, by JPI INVESTMENT COMPANY, L.P., a Texas limited partnership ("Current LP"), ______ ____("New LP"), JPI GENPAR REALTY LLC, a Delaware limited liability company ("Current GP"), and __________ ("New GP"). Current LP and Current GP are sometimes referred to individually as a "Transferor" and collectively as "Transferors." New LP and New GP are sometimes referred to individually as a "Transferee" and collectively as "Transferees."

                                   BACKGROUND:

A. Current LP and Current GP are all of the partners in Jefferson Lofts at Orlando Limited Partnership, a Delaware limited partnership (the "Partnership"). Current LP and Current GP together own 100% of the partnership interests in the Partnership.

B. The Partnership is governed by that certain Limited Partnership Agreement dated ______________(the "Agreement"). All terms used with an initial capital letter in this Assignment and not otherwise defined in this Assignment have the same meanings as in the Agreement.

C. Current LP desires to assign to New LP and New LP desires to accept the assignment from Current LP of a limited partnership interest having a Sharing Ratio of 99% in the Partnership (such interest being called the "Transferred LP Interest") on the terms and conditions set forth herein.

D. Current GP desires to assign to New GP and New GP desires to accept the assignment from Current GP of a general partnership interest having a Sharing Ratio of 1% in the Partnership (such interest being called the "Transferred GP Interest") on the terms and conditions set forth herein. The Transferred LP Interest and the Transferred GP Interest are sometimes collectively referred to as the "Transferred Interests."

E. The parties to this Assignment are willing to approve of the assignments of the Transferred Interests and various actions to be effected in connection therewith.

F. Current LP and Current GP entered into an Agreement of Sale of Partnership Interests dated as of ________ , 2004 (as the same may have been amended, the "Sale Agreement"), with Education Realty Operating Partnership, LP ("Purchaser"), covering the sale of 100% of the partnership interests in the Partnership. Purchaser assigned its right to purchase the Transferred GP Interest and the Transferred LP Interest under the Sale Agreement to New GP and the New LP, respectively, pursuant to an Assignment and Assumption of Contract of Sale dated __________________, .

G. The Partnership is the owner in fee simple in certain real estate (the "Project") located in Orange County, Florida, commonly known as Jefferson Lofts Apartments, and more particularly described on the attached EXHIBIT A-7 of the Sale Contract.

Therefore, in consideration of the premises, the payment of the Purchase Price under the Sale Agreement, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and confessed, the parties hereto agree as follows:

                                   AGREEMENTS:

1. Recitals. The background recitals are incorporated in and made a part of this Assignment by this reference.

2. Assignments. Current LP hereby assigns, transfers, and conveys, free and clear of all liens, encumbrances and rights of any third parties, to New LP all right, title, and interest of Current LP in, to, and under the Transferred LP Interest and, following the substitution of New LP in the Partnership pursuant to Section 3 below, Current LP is no longer a partner in the Partnership. New LP hereby accepts such assignment, transfer, and conveyance of the Transferred LP Interest pursuant to the terms in Section 3 below. Current GP hereby assigns, transfers, and conveys to New GP all right, title, and interest of Current GP in, to, and under the Transferred GP Interest and, following the substitution of New GP in the Partnership pursuant to Section 3 below, Current GP is no longer a partner in the Partnership. New GP hereby accepts such assignment, transfer, and conveyance of the Transferred GP Interest pursuant to the terms in Section 3 below.

3. Admission of New LP and New GP as Partners. New LP is hereby substituted as a limited partner in the Partnership in respect of the Transferred LP Interest. New GP is hereby substituted as a general partner in the Partnership in respect of the Transferred GP Interest. Each Transferee hereby (a) agrees to be subject to and bound by the terms of the Agreement in its capacity as a partner of the Partnership in respect of its respective Transferred Interest, (b) assumes and agrees to perform and discharge those duties under the Agreement relating to its respective Transferred Interest arising and required to be performed after the date of its admission to the Partnership in accordance with the terms of the Agreement, and (c) by executing and delivering this Assignment, is deemed to have executed and delivered the Agreement subject to the limitations specified in this Assignment.

4. Consents and Waivers. Each party to this Assignment hereby (a) consents (in all capacities, including its capacity as a partner in the Partnership) to (i) the transfers of the Transferred Interests described herein, (ii) the substitution of New LP and New GP as partners in the Partnership in respect of their respective Transferred Interests, and
      (iii) each other action effected pursuant to this Assignment and (b) waives (in all capacities, including its capacity as a partner in the Partnership) any and all rights such party may have as a result of such actions to (i) receive notice of transfer of the Transferred Interests or any other actions effected pursuant to this Assignment and/or (ii) purchase either or both of the Transferred Interests.

5. No Dissolution. To the extent the Partnership would otherwise be dissolved as a result of any of the transactions effected pursuant to this Assignment, each party hereto agrees that (a) the Partnership is not dissolved and (b) to the extent the Partnership is deemed dissolved, the Partnership is hereby reconstituted and all of its business shall be continued without being wound up.

6. Amendment. If the actions effected pursuant to this Assignment (a) would violate the Agreement or (b) require an amendment to the Agreement in order to be effected, each of the parties to this Assignment hereby approves such amendments to the Agreement that are reasonably necessary or desirable to avoid such violation and to give effect to such actions and agrees that the Agreement is hereby deemed to be so amended.

7. Further Assurances. Each party to this Assignment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Assignment as mutually approved by their respective counsels.

8. Mailing Address. Until changed in accordance with the Agreement, the address to which notices to the Transferees should be sent is:

                   _________________________________

                   _________________________________

                   _________________________________

                   _________________________________

                   _________________________________

                   Attention:_______________________

9. Counterparts; Facsimile Signatures. This Assignment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same document. In making proof of this Assignment, it shall not be necessary to account for more than one counterpart executed by the party against whom enforcement is sought. Facsimile signatures are binding on the party submitting the facsimile signatures.

10. Indemnities. All terms used with an initial capital letter in this Section 10 and not defined in this Section 10 have the same meanings as in the Sale Agreement.

      (a) Except for matters subject to the disclaimers in Section 9.12 of the Sale Agreement, and, subject to the cap in the Sale Agreement on aggregate liability for all damages under the Sale Agreement, inclusive of any claims hereunder, Transferors shall jointly and severally indemnify, defend, and hold harmless Transferees and their partners, shareholders, and members and the Partnership (the "Transferee Indemnitees") from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages, and losses, including without limitation reasonable legal fees, court costs, and expenses (collectively "Claims") asserted against, incurred, or suffered by any Transferee Indemnitee resulting from or arising out of the following matters of which Transferees shall provide written notice to Transferors within a period of nine (9) months after the Closing Date (time being of the essence),:

            (i) any personal injury or property damage (other than casualty loss covered in Section 8.2 or 8.3 of the Sale Agreement) which occurred in, on, or under the Project prior to the date of this Assignment from any cause whatsoever other than as a consequence of the negligent acts or omissions of any Transferee or Purchaser or their respective agents, employees, or contractors;

            (ii) any claim, demand, lawsuit, arbitration, or other legal proceeding initiated by or on behalf of one or more of the shareholders of, or partners or members in, Transferors relating to the execution of this Assignment and the transfer of the Transferred Interests to Transferees under this Assignment; and

            (iii) except to the extent already prorated between the parties under the Sale Agreement, any and all liabilities, obligations, debts, contracts, and other commitments of any kind or nature whatsoever, whether accrued, fixed, absolute, conditional, determined, or determinable of the Partnership, existing as of the Closing Date or arising out of or resulting from any transaction of the Partnership entered into prior to the Closing Date, except for liabilities and obligations arising on or after the Closing Date under or related to the Service Contracts, the Leases (identified on the most recent Rent Roll delivered by Transferors and any Leases entered into after the date of the Rent Roll in the ordinary course of business), or the Permitted Exceptions; provided, however, nothing herein affects Transferors' obligations or Transferees' rights under the Sale Agreement for a breach of Sellers' representations and warranties, but Transferees shall be precluded from recovering more than the actual amount of any Claims for the same errors, acts or omissions if recovery is sought under both the Sale Agreement and this indemnity.

      (b) Transferees shall jointly and severally indemnify, defend, and hold harmless Transferors and their partners, shareholders, and members (the "Transferor Indemnitees") from and against any and all Claims asserted against, incurred, or suffered by any Transferor Indemnitee resulting from or arising out of:

            (i) any personal injury or property damage which occurs in, on, or under the Project on or after the Closing Date from any cause whatsoever other than as a consequence of the negligent acts or omissions of Transferors, or their agents, employees, contractors, subcontractors, or JPI Apartment Construction, L.P. first occurring on or after the Closing Date.; and

            (ii) any and all liabilities, obligations, debts, contracts, and other commitments of any kind or nature whatsoever, whether accrued, fixed, absolute, conditional, determined, or determinable of the Partnership arising out of or resulting from any transaction of the Partnership entered into from or after the Closing Date and any Partnership liabilities and obligations arising from or after the Closing Date under or related to the Service Contracts, the Leases (identified on the most recent Rent Roll delivered by Transferors and any Leases entered into after the date of the Rent Roll in the ordinary course of business), or the Permitted Exceptions.

11. Disclaimer; Limitations. The provisions of this document are subject to the surviving terms and conditions of the Sale Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

Executed to be effective as of the date stated in the first section of this Assignment.

                                           CURRENT GP

                                           _____________________________________

                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                           NEW GP

                                           _____________________________________

                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                           CURRENT LP

                                           _____________________________________

                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                           NEW LP

                                           _____________________________________

                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                    EXHIBIT S

                  NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT

                            [COVER PAGE FOR 10 PAGES]

                                    EXHIBIT S

                  NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT
                                      FROM
                              JPI DEVELOPMENT, L.P.
                                       TO

      THIS NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT (the "Agreement") is made as of the dates set forth by the parties' signatures below, although agreed by the parties to be effective as of ___________________ __, 2004 (the "Effective Date"), by and between JPI Development, L.P., a Delaware limited partnership ("Licensor"), whose sole general partner is Multifamily Development LLC, a Delaware limited liability company, having a place of business at 600 E. Las Colinas Blvd., Irving, Texas 75039 and Allen & O'Hara Educational Properties, LLC, a Tennessee limited liability company ("Licensee"), having a place of business at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 (Licensor and Licensee will be collectively referred to as the "Parties").

                                R E C I T A L S:

      WHEREAS, Licensor is the owner of common law service marks and service mark applications and registrations in the United States Patent and Trademark Office as shown in SCHEDULE A attached hereto (the "Marks").

      WHEREAS, Licensee desires the right to use the Marks in conjunction with the transition of ownership as a result of Licensee's purchase of the apartment properties shown on SCHEDULE B attached hereto (whether one or more, the "Projects").

      NOW, THEREFORE, in consideration of the promises and the mutual agreements, covenants and provisions contained herein, the sufficiency of which are hereby acknowledged and confessed, the Parties agree as follows:

      1. License. Licensor hereby grants to Licensee a non-exclusive, royalty-free, non-transferable (except as provided in this paragraph) right to use the marks in conjunction with the ownership and/or management by licensee of the projects beginning on the effective date hereof for the limited purpose of using the marks during the term hereof in the ordinary course and enabling the transition in connection with Licensee's purchase of the projects. Such uses include, without limitation, using the marks (i) to identify the projects, (ii) in connection with the day-to-day operation of the projects, (iii) to market and advertise the projects, and (iv) to transition from the use of the marks to other trademarks and service marks of Licensee. Such management by Licensee may be performed directly by Licensee or may be effected through direct everyday control of other business entities by Licensee. Licensee shall have no right to use the marks in conjunction with any property other than the projects or to provide for any new usages of the marks with respect to the projects not existing as of the effective date, except as specified above. the marks may also be used by "Affiliates" of licensee solely in the manner and for the term set forth herein. For the purposes of this Agreement, an "Affiliate" of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise. Licensee shall cause all affiliates to be subject to Licensee's requirements and the Licensee's limitations of use set forth in this agreement, as if such affiliates were parties hereto.

2. Quality of services. Licensee shall use the marks in accordance with the reasonable written guidelines provided to Licensee by Licensor that governed Licensor's use of the marks with the projects and with a quality consistent with the services previously provided by Licensor with reference to the projects. At all times the projects shall be managed and maintained so that the quality of the projects shall be maintained in good running order and shall have an aesthetic appeal at all times at least equal to the aesthetic appeal existing at the time Licensee takes title to the projects, ordinary wear and tear and depreciation excepted.

3. Use of the marks. Upon request, Licensee shall provide Licensor with samples of all literature, brochures, letterhead, business cards, voice mail, signs, and advertising material prepared or used by licensee bearing the marks. When using the marks under this agreement, Licensee undertakes to comply substantially with all laws pertaining to trademarks in force at any time within the united states, consistent with Licensor's prior uses thereof. This provision includes compliance with marking requirements imposed under this agreement or under the laws of the United States.

4. Inspection. Licensee will permit duly authorized representatives of Licensor to inspect the premises of Licensee at all reasonable times upon at least three
(3) days prior written notice solely for the purposes of ascertaining or determining compliance of use of the marks as provided for herein.

5. INDEMNITY AND DISCLAIMER. LICENSOR MAKES NO WARRANTY OR REPRESENTATION WITH RESPECT TO ANY SERVICES RENDERED BY LICENSEE UNDER THE MARKS AND DISCLAIMS ALL LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR LOSSES RESULTING FROM, ARISING OUT OF OR IN CONNECTION WITH SUCH SERVICES. LICENSEE AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS LICENSOR AND ITS GENERAL PARTNERS, LIMITED PARTNERS, AFFILIATES, AGENTS AND ASSIGNEES FROM AND AGAINST ALL CLAIMS, JUDGMENTS, ACTIONS, DEBTS OR RIGHTS OF ACTION, OF WHATEVER KIND, AND ALL COSTS, INCLUDING REASONABLE LEGAL FEES, ARISING OUT OF THE RENDITION OF SERVICES BY LICENSEE UNDER THE MARKS. THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

6. Goodwill. Licensee shall use the marks only in compliance with the terms and conditions contained herein. All marks, and any changes, derivations, additions, approximations and deceptively similar names and all goodwill accruing to the use thereof, shall remain the property of, and inure to the benefit of, Licensor. Licensee hereby appoints Licensor as its attorney-in-fact to convey to Licensor any and all additional trademark or service mark rights which may be acquired by Licensee that are derivations, additions, approximations or deceptively similar names to the marks.

7. Ownership of the marks. Licensee acknowledges Licensor's right, title and interest in and to the marks and any registrations that have issued or may issue thereon, and Licensee agrees that it will not at any time do or cause to be done any act or thing contesting or, to Licensee's actual knowledge, in any way impairing or tending to impair any part of such right, title and interest. In connection with the use of the marks, Licensee shall not in any manner represent that it has any ownership in the marks or registration thereof, and the parties hereto acknowledge that any use of the marks, including all good will associated therewith, shall inure to the benefit of Licensor.

8. Partnership; Agency. The parties specifically intend that this Agreement does not constitute a partnership or joint venture agreement and no partnership or joint venture shall be implied.

9. Assignments; Licenses. Licensee shall not assign, sublicense or delegate any rights or obligations under this agreement. A change in control of Licensee shall be deemed an assignment and subject to this paragraph. Licensor may freely assign or license its rights under this Agreement.

10. Third Parties. Except as set forth or referred to herein, nothing in this Agreement is intended or shall be construed to confer upon or give to any party other than the parties hereto and any of Licensor's successors and assigns any rights or remedies under or by reason of this Agreement.

11. Notice of infringement. Licensee shall notify Licensor in writing, upon Licensee obtaining any knowledge of infringement, or possible infringement, of any of the marks. Licensor shall have no obligation to take any action, but should Licensor take action, Licensee will fully cooperate with Licensor.

12. Term. This Agreement shall be effective for nine (9) months from the effective date at which time the License will terminate. In addition, the License described in this Agreement shall terminate immediately upon the first to occur of the following:

      (i) any act of bankruptcy by or against Licensee or against the general partner of Licensee;

      (ii) any assignment for the benefit of creditors of Licensee or the general partner of Licensee;

      (iii) any attachment, execution of judgment or process against Licensee's rights under the license granted hereunder or under this Agreement, unless satisfied or released within sixty (60) days; or

      (iv) the dissolution of Licensee.

This Agreement shall also terminate immediately upon written notice to Licensee for any material breach by Licensee of its duties under the "Use of the marks" clause of this agreement to properly monitor and control the usage of the marks if Licensee fails to cure such material breach within thirty (30) days after receipt of notice of such breach, specifying the nature of such breach.

13. Consequences of termination or expiration of the term of this Agreement. Upon the expiration or other termination of this agreement as set forth in paragraph 12, Licensee shall immediately and forever cease from using the marks in all embodiments and forms, including any confusingly similar variations thereof, in connection with the projects or any other goods or services, or as part of Licensee's business name. Without limiting the foregoing, Licensee shall, no later than five (5) days after expiration or termination of this Agreement, complete the following tasks (i) through (iv) to ensure no further use of the marks.

      (i) Remove all references to the Marks on brochures, literature, letterhead, business cards, voice mail, advertising, signage, software (to the extent allowed by the licensor of such software) and any other medium, regardless of form of medium, in which Licensee has used the Marks in the past, except for references that Licensee does not reasonably control, such as previously published Yellow Pages, letterhead sent to third parties, etc.

      (ii) Where such references in (i) above may not be removed by erasure, or with correction fluid or tape, destroy all items making such references.

      (iii) Inform all Licensee's employees, officers and directors in writing that the Marks are no longer to be used in connection with the Projects or any other goods or services.

      (iv) Notify all Licensee's tenants, clients, advertisers, contractors and similar persons or entities that are involved with the Projects that Licensee has henceforth ceased using the Marks in connection with the Projects or any other goods or services.

      Upon receipt of the written request of Licensor, Licensee shall deliver to the Licensor a written certification, signed by an officer of Licensee and substantially in a form similar to Schedule C attached hereto, that the foregoing actions (i) through (iv) have been taken.

14. Notices. Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if hand delivered with receipt acknowledged, or mailed by certified or registered mail postage prepaid, or mailed by a nationally recognized overnight delivery service addressed to the party to be notified at its address shown below, or to such other person or at such other address as may be furnished in writing to the other party hereto.

               If to Licensor:        JPI Development, L.P.
                                      600 E. Las Colinas Blvd., Suite 1800
                                      Irving, Texas 75039
                                      Attention: Frank B. Schubert, Jr.

               with a copy to:        Kenneth L. Stewart, Esq.
                                      Fulbright & Jaworski L.L.P.
                                      2200 Ross Avenue, Suite 2800
                                      Dallas, Texas 75201

               If to Licensee:        Allen & O'Hara Educational Properties, LLC
                                      530 Oak Court Drive, Suite 300
                                      Memphis, Tennessee 38117
                                      Attention:  Paul O. Bower
               with a copy to:        Martin, Tate, Morrow & Marston, P. C.
                                      22 North Front Street, Suite 1100
                                      Memphis, Tennessee 38103
                                      Attention:  Lee Welch

15. Entire Agreement. This agreement encompasses the entire agreement and understanding between the parties hereto with respect to the subject matter hereof.

16. Severability. If any of the provisions of this agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this agreement, but rather the entire agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. The parties hereto acknowledge that if any provision of this agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

17. Schedules. Schedules A, B and C are attached hereto and incorporated herein.

18. Jurisdiction. This license shall be governed by the laws of the State of Texas and the parties hereto agree to jurisdiction of the state and federal courts of Texas, which courts sitting in Dallas, Texas shall have exclusive jurisdiction with respect to any controversy and/or any court action arising out of the subject matter of this agreement.

      IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute this Agreement effective as of the date and in the capacities shown below.

                                           LICENSOR:

                                           JPI DEVELOPMENT, L.P.

                                           By:   Multifamily Development, LLC,
                                                 its General Partner

DATED:_________________________                  By:   _________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                           LICENSEE:

                                           Allen & O'Hara Educational
                                           Properties, LLC

                                           BY: _________________________________
                                               Name: ___________________________
                                               Title:___________________________
                                               DATED:___________________

                                   SCHEDULE A
                             LICENSED SERVICE MARKS

      Marks                               Reg. No.             Class            Reg. Date
      -----                               --------             -----            ---------
JPI                                  Reg. 2,027,237           36 / 37        December 31, 1996
JPI (and Design)                     Reg. 2,027,236           36 / 37        December 31, 1996
JEFFERSON COMMONS                    Reg. 2,223,754           36             February 16, 1999
JEFFERSON COMMONS                    Reg. 2,223,753           36             February 16, 1999
(and Design)
JEFFERSON                            Reg. 2,120,656           36             December 9, 1997

                                   SCHEDULE B
                              APARTMENT PROPERTIES

                                   SCHEDULE C

JPI Development, L.P.
600 E. Las Colinas Blvd., Suite 1800
Irving, Texas 75039
Attn: Frank B. Schubert, Jr.

      Allen & O'Hara Educational Properties, LLC ("Former Licensee") hereby certifies, warrants and represents that as of the date of signature below, Former Licensee and all Affiliates of Former Licensee have ceased and henceforth shall forever cease using the marks set forth on EXHIBIT A attached hereto and incorporated herein by reference in all embodiments and forms, and including all confusingly similar variations thereof (hereafter the "Marks") in connection with the apartment properties set forth on EXHIBIT B attached hereto and incorporated herein by reference (whether one or more, the "Projects") or any other goods or services. Without limiting the foregoing, Former Licensee hereby certifies and warrants that the following actions have been taken and completed to ensure no further use of the Marks:

      (a) All references to the Marks on brochures, literature, letterhead, business cards, voice mail, advertising, signage, software (to the extent allowed by the licensor of such software) and any other medium, regardless of form of medium, in which Former Licensee or any Affiliates have used the Marks in the past have been removed, except for references that Former Licensee does not reasonably control, such as previously published Yellow Pages, letterhead sent to third parties, etc.

      (b) Where such references in (a) above could not be removed by erasure, or with correction fluid or tape, all items making such references have been destroyed.

      (c) All Former Licensee's and Affiliates' employees, officers and directors have been informed in writing that the Marks are no longer to be used in connection with the Projects or any other goods or services.

      (d) All Former Licensee's and Affiliates' tenants, clients, advertisers, contractors and similar persons or entities that are involved with the Projects have been notified that Former Licensee and Affiliates have henceforth ceased using the Marks in connection with the Projects or any other goods or services.

                                           Allen & O'Hara Educational
                                           Properties, LLC

                                           BY: _________________________________

                                                 Name: _________________________
                                                 Title:_________________________

DATED:_________________________

                             EXHIBIT A TO SCHEDULE C
                             LICENSED SERVICE MARKS

      Marks                             Reg. No.         Class             Reg. Date
      -----                             --------         -----             ---------
JPI                                Reg. 2,027,237       36 / 37       December 31, 1996
JPI (and Design)                   Reg. 2,027,236       36 / 37       December 31, 1996
JEFFERSON COMMONS                  Reg. 2,223,754       36            February 16, 1999
JEFFERSON COMMONS                  Reg. 2,223,753       36            February 16, 1999
(and Design)
JEFFERSON                          Reg. 2,120,656       36            December 9, 1997

                             EXHIBIT B TO SCHEDULE C
                              APARTMENT PROPERTIES

                                    EXHIBIT T

                                  LEGAL OPINION

                           [LETTERHEAD OF JPI COUNSEL]

                                [DRAFT: 9/22/04]

                              _____________, 20___

Education Realty Operating Partnership, LP
530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117

      Re: Sale of JPI Student Housing Portfolio to Education Realty Operating Partnership, LP

      We have acted as special counsel to JPI-CG Mezz LLC, a Delaware limited liability company ("JPI-CG"), JPI-MC Mezz LLC, a Delaware limited liability company ("JPI-MC"), JPI Genpar Realty LLC, a Delaware limited liability company ("Genpar"), and JPI Investment Company, L.P., a Texas limited partnership ("JPIIC," which, together with JPI-CG, JPI-MC and Genpar are sometimes collectively referred to herein as the "Sellers"), in connection with that certain Contract of Sale/Contribution (the "Contract of Sale") among the Sellers and Education Realty Operating Partnership, LP, a Delaware limited partnership (the "Buyer").

      The Contract of Sale involves, among other things, the transfer by the Sellers to the Buyer of 100% of the issued and outstanding equity interest in
(a) the nine (9) Delaware corporations listed in Part 1 of Annex A attached hereto (each a "Managing Member Entity" and collectively, the "Managing Member Entities"), (b) the nine (9) Delaware limited liability companies listed in Part 2 of Annex A attached hereto (each a "GP Entity" and collectively, the "GP Entities"), and (c) the ten (10) Delaware limited partnerships listed in Part 3 of Annex A attached hereto (each a "Project Partnership" and collectively, the "Project Partnerships"). The Managing Member Entities, the GP Entities and the Project Partnerships are sometimes each referred to herein as an "Acquired Entity" or collectively as the "Acquired Entities."

      This opinion is being delivered pursuant to Section 6.2(a)(xv) of the Contract of Sale. Except as otherwise defined herein, capitalized terms defined in the Contract of Sale are used herein as therein defined. In addition to the Contract of Sale, other documents we have reviewed in rendering this opinion letter, and upon which we have relied, include the agreements, documents and certificates listed on Annex B attached hereto (collectively, the "Organizational Documents").

      In connection with this opinion letter, we have examined (a) the Contract of Sale and (b) the Organizational Documents and all schedules and exhibits thereto. In connection with this opinion we have also made such investigations as we have deemed relevant, customary, reasonable and appropriate, as the basis for the opinions hereinafter expressed. As to matters of fact relevant to the opinions expressed herein, and as to factual matters arising in connection with the foregoing examinations, we have relied upon (a) certificates of the Sellers and of governmental officials and (b) the representations and warranties of the Sellers in the Contract of Sale, without further investigation by us as to the facts set forth therein. We express no opinion herein as to any documents or agreements other than the Contract of Sale and the Organizational Documents.

      We have assumed, with your permission and without independent investigation: (a) the legal capacity of all natural persons; (b) that the signatures on all documents examined by us (other

Education Realty Operating Partnership, LP
_______________, 200__
Page 2

than those of any officer of any Seller) are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature had authority to do so;
(c) that each document examined by us has been duly executed and delivered, pursuant to due authorization by each of the parties thereto (other than by a Seller); (d) that the documents submitted to us as originals are authentic and that all documents submitted to us as certified, conformed or photostatic copies conform to authentic original documents; and (e) that public files and records and certificates of, or furnished by, governmental or regulatory agencies or authorities are correct.

Our engagement by the Sellers has been limited to specific matters about which we have been consulted; consequently, there are matters of a legal nature involving the Sellers and the Acquired Entities that are outside of the scope of this opinion letter about which we have not advised or with respect to which we have not represented the Sellers. We specifically note that we are not expressing any opinion or conclusion with respect to any agreements or documents binding upon the Sellers or the Acquired Entities or to which they or any of their assets are subject, in each case other than the Contract of Sale and the Organizational Documents. Based upon the foregoing and in reliance thereon, and subject to the qualifications, assumptions, limitations and exceptions set forth herein, having due regard for such legal considerations as we deem relevant, we are of the opinion that:

      (1) Each Managing Member Entity is a corporation existing and in good standing under the Delaware General Corporation Law.

      (2) Each GP Entity is a limited liability company existing and in good standing under the Delaware Limited Liability Company Act.

      (3) Each project partnership is a limited partnership existing and in good standing under the Delaware Revised Uniform Limited Partnership Act.

      (4) Each Seller has the corporate, company or partnership (as applicable) power and authority to execute and deliver the contract of sale and to perform its obligations thereunder.

      (5) All necessary company or partnership, as applicable, action has been taken to authorize the execution and delivery of the contract of sale by the Sellers, and the contract of sale has been duly executed and delivered by each Seller.

      (6) The execution and delivery of the contract of sale by the Sellers do not, and the performance by each such Seller under the contract of sale will not, result in:

            (i)   any breach of, or constitute a default under, such Seller's
                  (a) articles of incorporation or bylaws (if such Seller is a corporation), (b) certificate of formation or limited liability company agreement (if such Seller is a limited liability company), or (c) certificate of limited partnership or limited partnership agreement (if such Seller is a limited partnership);

            (ii) to our knowledge, any breach of, or constitute a default under, any existing statute or governmental rule or regulation applicable to any Seller;

Education Realty Operating Partnership, LP
_______________, 200__
Page 3

            (iii) any breach of, or constitute a default under, any of the agreements listed on Annex C attached hereto (collectively, the "Material Agreements");

            (iv) any creation or imposition of a lien or security interest in, on or against the Acquired Entities or their respective assets under any of the Material Agreements; or

            (v) any breach of, or constitute a default under, any judicial or administrative decree, writ, judgment or order to which, to our knowledge, any Seller or any of the Acquired Entities are subject.

      (7) No consent, approval, authorization or other action by, or filing with, any governmental authority is required by any statutory law or regulation of the United States or the State of Texas as a condition to any Seller's execution and delivery of, or performance under, the contract of sale.

      We hereby confirm to you that, to our knowledge [and except as set forth on exhibit ___ to this opinion letter], no litigation or other proceeding against the acquired entities or any of their respective properties is pending or overtly threatened.

In relying on the opinions expressed herein, you should note that the opinions expressed above are fully subject to the following qualifications:

                  (a) In rendering the opinions above with respect to existence and good standing, we have relied solely upon the Organizational Documents and upon the certificates of public officials listed on Annex B attached hereon (copies of which have been delivered to you), and such opinions are limited to the dates of such certificates.

                  (b) Except as set forth in the following sentence, we express no opinion with respect to the laws of any jurisdiction other than the State of Texas and the applicable federal laws of the United States of America. To the extent the opinions set forth above are governed by the laws of the State of Delaware, we have based such opinions exclusively upon a reading of the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, without taking into account any legislative, judicial or administrative interpretations thereof.

                  (c) Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified as being "to our knowledge," "to our attention" or words of similar import, such qualification indicates that, except as otherwise expressed, (i) no information has come to the attention of any Applicable F&J Attorney (as hereinafter defined) that has given such attorney actual knowledge of the existence of such facts; (ii) we have not undertaken any independent investigation to determine the existence or absence of such facts; and (iii) no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Sellers or from our providing this opinion. For purposes of this opinion, "Applicable F&J Attorney" refers to any attorney in the offices of Fulbright & Jaworski L.L.P. in Dallas,

Education Realty Operating Partnership, LP
_______________, 200__
Page 4

            Texas who has provided a substantial amount of legal services for any Seller since January 1, 2004 and is aware of such facts in the course of his or her duties at Fulbright & Jaworski L.L.P.

                  (d) Our opinions expressed in paragraph 6(ii) above as to
            breach or default under any statute, rule or regulation and in paragraph 7 above as to the lack of need for any consent, approval, authorization or other action by, or filing with, any governmental authority is based solely upon a review of those statutes, rules and regulations that, in our experience, are normally applicable to the transactions contemplated by the Contract of Sale.

                  (e) We express no opinion as to the enforceability of the
            Contract of Sale or any provision thereof.

                  (f) Any statement in this opinion that "we assume" or "we have assumed" or similar statements means that we assume or have assumed the fact, conclusion or matter stated, without independent verification by us.

                  (g) We have assumed, and the opinions expressed in this letter are subject to the assumption that, neither you nor your counsel have knowledge of any fact or circumstance that makes any of the opinions or assumptions in this letter incorrect in any manner.

      The opinions set forth in this opinion letter are limited to the matters expressly described herein, and no opinion is to be implied or may be inferred therefrom or from any of the qualifications, definitions, limitations, assumptions or exceptions set forth herein. Specifically (but not exclusively), we express no opinion as to (a) the truthfulness or accuracy of any reports, plans, documents, financial statements or other matters furnished to the Buyer by, or on behalf of any Seller, any of their affiliates or any other person or entity in connection with the Contract of Sale or otherwise, or (b) the truthfulness or accuracy of any representation or warranty made by any Seller, any of their affiliates or any other person or entity in the Contract of Sale or otherwise.

      Our opinions set forth in this opinion letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts, including amendments to the Contract of Sale, or laws come to our attention after the date hereof.

      This opinion letter has been rendered solely for your benefit in connection with the Contract of Sale and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without this firm's prior written consent.

                                           Very truly yours,

                                           - - - DRAFT - - -

                                           Fulbright & Jaworski L.L.P.

                                     ANNEX A

                                ACQUIRED ENTITIES

Part 1 - Managing Member Entities

1.    JC - Tallahassee, Inc., a Delaware corporation

2.    JC - Lubbock, Inc., a Delaware corporation

3.    JC - Columbus, Inc., a Delaware corporation

4.    JC - Western Michigan, Inc., a Delaware corporation

5.    JC - State College, Inc., a Delaware corporation

6.    JC - Stillwater, Inc., a Delaware corporation

7.    JC - Tharpe, Inc., a Delaware corporation

8.    JC - Knoxville, Inc., a Delaware corporation

9.    JC - Tampa, Inc., a Delaware corporation

Part 2 - GP Entities

1.    JC - Tallahassee LLC, a Delaware limited liability company

2.    JC - Lubbock LLC, a Delaware limited liability company

3.    JC - Columbus LLC, a Delaware limited liability company

4.    JC - Western Michigan LLC, a Delaware limited liability company

5.    JC - State College LLC, a Delaware limited liability company

6.    JC - Stillwater LLC, a Delaware limited liability company

7.    JC - Tharpe LLC, a Delaware limited liability company

8.    JC - Knoxville LLC, a Delaware limited liability company

9.    JC - Tampa LLC, a Delaware limited liability company

Part 3 - Project Partnerships

10. Jefferson Commons - Tallahassee Limited Partnership, a Delaware limited partnership

11.   Jefferson Commons - Lubbock, L.P., a Delaware limited partnership

12.   Jefferson Commons - Columbus, L.P., a Delaware limited partnership

13.   Jefferson Commons - Western Michigan, L.P., a Delaware limited partnership

14.   Jefferson at State College, L.P., a Delaware limited partnership

15.   Jefferson Commons - Stillwater, L.P., a Delaware limited partnership

16.   Jefferson at Tharpe Limited Partnership, a Delaware limited partnership

17.   Jefferson Commons - Knoxville, L.P., a Delaware limited partnership

18. Jefferson Commons - Tampa Limited Partnership, a Delaware limited partnership

19. Jefferson Lofts at Orlando Limited Partnership, a Delaware limited partnership

                                     ANNEX B

                            ORGANIZATIONAL DOCUMENTS

                       [To be completed prior to Closing]

                                     ANNEX C

                               MATERIAL AGREEMENTS

                       [To be completed prior to Closing]

                                    EXHIBIT U

                              INTENTIONALLY OMITTED

                                    EXHIBIT V

                                WARRANT AGREEMENT

                            [COVER PAGE FOR 6 PAGES]

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT NO. 1                                              Date: _________, 2004

                          EDUCATION REALTY TRUST, INC.

                          COMMON STOCK PURCHASE WARRANT

      Education Realty Trust, Inc., a Maryland corporation (the "Company"), hereby certifies that, for value received, JPI Investment Company, L.P., a Texas limited partnership (the "Holder"), or its permitted successors or registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company during the period commencing on the date that immediately follows the first anniversary of the Company's initial public offering of its common stock, par value $0.01 per share (the "Common Stock") and ending on or before February 28, 2007 (the "Expiration Date"), 250,000 shares (the "Warrant Shares") of Common Stock at an exercise price equal to 103% of the initial public offering price of the Common Stock (the "Exercise Price"). The number of Warrant Shares shall be subject to adjustment as set forth herein.

      This Warrant is issued pursuant to a Contract of Sale\Contribution dated as of September 17, 2004 between Holder and Education Realty Operating Partnership, LP (the "Purchase Agreement"), a copy of which is on file at the principal office of the Company.

      1. Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

      2. Exercise of Warrant. This Warrant may be exercised in full or in part at any time or from time to time until the Expiration Date by the Holder by surrender of this Warrant and the subscription form annexed hereto (duly completed and executed) by Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock to be purchased as designated by the Holder in the subscription form by (b) the Exercise Price then in effect. On any partial exercise, the Company at its expense will forthwith issue and deliver to, or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as such Holder (upon payment by such holder of any applicable transfer taxes and subject to applicable securities laws and subject to compliance with the terms hereof) may request, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      3. Adjustments to Number of Warrant Shares. The number of Warrant Shares shall be subject to adjustment as follows:

(a) Adjustment for Change in Capital Stock. If the Company:

            (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (ii) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares of Common Stock;

            (iii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

            (iv) issues by reclassification of its Common Stock any shares of its capital stock;

then the number of Warrant Shares shall be proportionately adjusted so that the Holder upon exercise thereafter may receive the aggregate number and kind of shares of capital stock of the Company that the Holder would have owned immediately following such action if this Warrant had been exercised immediately prior to such action.

(b) Reorganizations, etc. In case of any capital reorganization, any reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation or other person or entity, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property (including cash) of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or of such other person to which the Holder would have been entitled if the Holder had held the shares of Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale.

(c) Notice of Adjustment. Upon any adjustment pursuant to this Section 3, the Company shall cause to be given to the Holder written notice of such adjustment.

      4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes and subject to applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise.

      5. Covenants as to Common Stock. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such actions as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Exercise Price per share of Common Stock issuable upon exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

      6. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights as a stockholder of the Company.

      7.          Restrictions on Transfer Rights.

(a) The holder of this Warrant by acceptance hereof acknowledges and agrees that this Warrant and the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant are subject to the provisions of the Purchase Agreement. In addition, this Warrant and the shares of Common Stock may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if requested by the Company, the Company shall first have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

(b) Each certificate representing the shares of Common Stock shall bear a legend substantially in the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFORY TO THE COMPANY, IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

      8. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the holders hereof at the office or agency of the Company designated by the Company, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of Warrant Shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder at the time of such surrender.

      9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      10. Notices. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first class mail, telecopier, or overnight air courier guaranteeing next day delivery, (i) if from the Company to the Holder, to the address furnished to the Company in writing by the Holder (which initially shall be the address of the Holder set forth in the Purchase Agreement), and (ii) if from the Holder to the Company, to the address of its principal office. All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt is acknowledged, if sent by facsimile; and (iv) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

      11. Amendment or Waiver. This Warrant and any term hereof may be amended or waived by an instrument in writing signed by the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      12. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to principles of conflicts of laws.

      13. Headings. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      14. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Warrant has been executed this __ day of __________, 2004.

                                           EDUCATION REALTY TRUST, INC.

                                           By: _________________________________

                                                 Paul O. Bower

                                                 Chief Executive Officer and
                                                 President

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO EDUCATION REALTY TRUST, INC.

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock and herewith makes payment of $_______ therefor in cash, and requests that the certificates for such shares be issued in the name of, and delivered to ___________ whose address is __________________________________
_______________________________________________________________________________.

Dated: ________________________     (Signature must conform to name of holder as
                                    specified on the face of the Warrant)

                                    ____________________________________________

                                    ____________________________________________

                                    (Address)

                                    EXHIBIT W

                          REGISTRATION RIGHTS AGREEMENT

                            [COVER PAGE FOR 16 PAGES]

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of _________, 2004, is entered into by and among Education Realty Trust, Inc., a Maryland corporation (the "Company"), Education Realty Operating Partnership, LP, a Delaware limited partnership (the "Operating Partnership"), JPI Investment Company, L.P., a Texas limited partnership (the "Warrant Holder"), and the unit holders whose names are set forth on the signature pages hereto (each a "Unit Holder" and collectively, the "Unit Holders").

                                    RECITALS

      WHEREAS, in connection with the initial public offering of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the Company, the Operating Partnership, the Warrant Holder and the Unit Holders as the parties which hold ownership interests in certain student housing properties and other assets (the "Properties") will engage in certain formation transactions (the "Formation Transactions") whereby the Warrant Holder and the Unit Holders will contribute to the Operating Partnership their interests in the Properties and other assets;

      WHEREAS, the Unit Holders will receive among other consideration, units of limited partnership interests ("Units") in the Operating Partnership in exchange for their respective interests in the Properties and other assets, and the Company will be the sole stockholder of the general partner of the Operating Partnership;

      WHEREAS, the Warrant Holder will receive a warrant (the "Warrant") for shares of Common Stock in exchange for, among other consideration, its interest in the Properties and other assets contributed to the Operating Partnership;

      WHEREAS, pursuant to the Partnership Agreement (as defined below), Units will be redeemable for cash or exchangeable for shares of Common Stock of the Company upon the terms and subject to the conditions contained therein; and

      WHEREAS, the Unit Holders and the Warrant Holder are willing to contribute their respective interests in the Properties and other assets in consideration of receiving, among other things, the registration rights set forth in Article II hereof.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.1. DEFINITIONS. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

"Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agreement" means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Memphis, Tennessee are authorized by law to close.

"Commission" means the Securities and Exchange Commission.

"Demand Registration" means a Demand Registration as defined in Section 2.2.

"Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

"Exchangeable Units" means Units which may be redeemable for cash or exchangeable for Common Stock pursuant to Section 7.4 of the Partnership Agreement.

"General Partner" means the Company or its successors as general partner of the Operating Partnership.

"Holder" means any Person who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (x) permitted under the Partnership Agreement or the Warrant and (y) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

"Initial Public Offering" means the offering of the Company's Common Stock pursuant to the Form S-11 Registration Statement filed by the Company with the Commission under the Securities Act.

"Market Value" means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for registration pursuant to Section 2.2(a). The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

"Partnership Agreement" means the amended and restated agreement of limited partnership of the Operating Partnership dated as of _________, 2004, as the same may be amended, modified or restated from time to time.

"Person" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.3.

"Registrable Securities" means (a) shares of Common Stock of the Company at any time owned, either of record or beneficially, by any Unit Holder (or any permitted assignee or transferee thereof) and issued upon exchange of Exchangeable Units received in the Formation Transactions, (b) shares of Common Stock of the Company issuable to any Unit Holder (or any permitted assignee or transferee thereof) upon exchange of Exchangeable Units received in the Formation Transactions, (c) shares of Common Stock of the Company at any time owned, either of record or beneficially, by the Warrant Holder (or any permitted assignee or transferee thereof) and issued upon exercise of the Warrant issued in the Formation Transactions, and (d) shares of Common Stock of the Company issuable to the Warrant Holder (or any permitted assignee or transferee thereof) upon exercise of the Warrant issued in the Formation Transactions (and, in the case of clauses (a) and (c) above, any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of any such shares) until
(i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such shares may be sold pursuant to Rule 144(k), (iii) such shares held by such Person may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act, or (iv) such shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

"Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

"Shelf Registration Statement" means a Shelf Registration statement as defined in Section 2.1.

"Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                   ARTICLE II
                               REGISTRATION RIGHTS

SECTION 2.1. SHELF REGISTRATION. The Company shall, no later than the date that is fifteen (15) days after the first anniversary of the consummation date of the Initial Public Offering, prepare and file a "shelf" registration statement with respect to the Registrable Securities on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") and shall use its best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities. In the event that the Company fails to file by the date identified above, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, Holders of shares of Common Stock issuable upon the exchange of Exchangeable Units or issuable upon exercise of the Warrant may make a written request for a Demand Registration (as defined below) pursuant to Section 2.2 herein or Piggy Back Registration (as defined below) pursuant to Section 2.3 herein; provided, further, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to effect a Demand Registration or Piggy Back Registration.

SECTION 2.2. DEMAND REGISTRATION.

      (a) Request for Registration. Subject to Section 2.1 hereof, commencing on or after the date which is eighteen (18) months after the consummation date of the Initial Public Offering, Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided, that the Company shall not be obligated to effect more than one Demand Registration in any twelve month period; and provided, further, that the number of shares of Registrable Securities proposed to be sold by the Holders making such written request shall have a Market Value of at least $2,000,000. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within ten (10) days after receipt of such request, the Company will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt by the applicable Holder of the Company's notice. Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof.

      (b) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

      (c) Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this
Article II, such Holder may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

      (d) Underwriting. If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the book-running managing Underwriter in connection with any such Demand Registration; provided that such managing Underwriter must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to a majority of the Holders making such Demand Registration. To the extent 10% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with Section 2.4, the Holders of such Registrable Securities shall have the right to one additional Demand Registration under this Section in such twelve-month period with respect to such Registrable Securities.

SECTION 2.3. PIGGY-BACK REGISTRATION. Subject to Section 2.1 hereof, if the Company proposes to file a registration statement under the Securities Act with respect to an underwritten equity offering by the Company for its own account or for the account of any of its respective security holders of any class of security (other than (i) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement or
(ii) a registration statement on Form S-4 or Form S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a "Piggy-Back Registration"). The Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

SECTION 2.4. REDUCTION OF OFFERING. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section
2.2 or 2.3 deliver a written opinion to the Company and the Holders of the Registrable Securities included in such offering that (i) the size of the offering that the Holders, the Company and such other persons intend to make or
(ii) the kind of securities that the Holders, the Company and/or any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other persons or entities as well as the Company, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

SECTION 2.5. REGISTRATION PROCEDURES; FILINGS; INFORMATION. In connection with any Shelf Registration Statement under Section 2.1 or whenever Holders request that any Registrable Securities be registered pursuant to Section 2.2 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

      (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days; provided that if the Company shall furnish to the Holders making a request pursuant to Section 2.2 a certificate signed by either its Chairman, Chief Executive Officer or President stating that in his or her good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 180 days within which to file such registration statement measured from the date of receipt of the request in accordance with
Section 2.2.

      (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

      (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

      (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the

Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d),
(B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

      (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

      (f) The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

      (g) The Company will make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

      (h) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under SAS 72, a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably requests.

      (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

      (j) The Company will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

      The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

      Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) hereof.

SECTION 2.6. REGISTRATION EXPENSES. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of

Registrable Securities or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.7. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.7, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented).

SECTION 2.8. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.7. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable

Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented).

SECTION 2.9. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.7 or 2.8, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.8, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

SECTION 2.10. CONTRIBUTION. If the indemnification provided for in Section 2.7 or 2.8 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to being the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 2.10 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

SECTION 2.11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

SECTION 2.12. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 2.13. HOLDBACK AGREEMENTS.

      (a) To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering.

      (b) If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2.1 or a Demand Registration under Section 2.2 hereof or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.12(c) is no longer necessary and
(ii) 180 days. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.

      (c) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.

                                   ARTICLE III
                                  MISCELLANEOUS

SECTION 3.1. REMEDIES. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Warrant Holder and the Unit Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 3.2. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.4. NOTICES. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (a) if to any Unit Holder or Warrant Holder, to the address for such Unit Holder or Warrant Holder set forth on the signature page(s) hereto; and

            (b) if to the Company, initially at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 (Attention: President), or to such other address as the Company may hereafter specify in writing.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.5. SUCCESSORS AND ASSIGNS. Except as expressly provided in this Agreement the rights and obligations of the Warrant Holder and the Unit Holders under this Agreement shall not be assignable by the Warrant Holder or any Unit Holder to any Person that is not a Warrant Holder or Unit Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law provisions thereof.

SECTION 3.8. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.9. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.10. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.11. NO THIRD PARTY BENEFICIARIES. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

EDUCATION REALTY TRUST, INC.

By:__________________________

  Paul O. Bower

  President and Chief Executive Officer

OPERATING PARTNERSHIP:

EDUCATION REALTY OPERATING

PARTNERSHIP, LP

By:   Education Realty OP GP, Inc., its General Partner

By:__________________________

Name:________________________

Title:    President

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                                        WARRANT HOLDER:

                                        JPI INVESTMENT COMPANY, L.P.

                                        By: JPI/H Limited Partnership, a
                                        Texas limited

                                           Partnership, general partner

                                           By: Carmil II LLC, a Texas limited
                                               liability

                                               Company, general partner

Address:___________________________

___________________________________        By:__________________________________
Telecopier ( )                             Name:________________________________
            _______________________        Title:_______________________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

UNIT HOLDERS:
                                        ALLEN & O'HARA, INC.
Allen & O'Hara, Inc.

530 Oak Court Drive

Suite 300
                                        By:__________________________

Memphis, TN 38117
                                        Name:  Paul O. Bower

Telecopier: (901) 259.2594
                                        Title:  President

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                                        JPI MULTIFAMILY INVESTMENTS L.P.

                                        By: New GP LLC, a Delaware limited
                                            liability company, its General
                                            Partner

                                            By:   ______________________________
Address:_______________________             Name: ______________________________
_______________________________             Title:______________________________

Telecopier ( )_________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: __________________________     ________________________________________

___________________________________     Paul O. Bower

Telecopier ( )_____________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: __________________________     ________________________________________

___________________________________     Randall H. Brown

Telecopier ( )_____________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: ______________________         ________________________________________

_______________________________         Craig L. Cardwell

Telecopier ( )_________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address:________________________        ________________________________________

________________________________        William W. Harris

Telecopier ( )__________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: ________________________       ________________________________________

_________________________________       Thomas J. Hickey

Telecopier ( )___________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: ________________________       ________________________________________

_________________________________       Robert D. Bird

Telecopier ( )___________________

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Address: ________________________       ________________________________________

_________________________________       Wallace L. Wilcox

Telecopier ( )___________________